                                                                    EXHIBIT 10.1

                                U.S. $750,000,000

                                CREDIT AGREEMENT

                            Dated as of June 25, 2003

                                      among

                                  THE GAP, INC.

                                  as Borrower,

                 THE SUBSIDIARIES OF THE BORROWER NAMED HEREIN,

                            as Subsidiary Borrowers,

                 THE SUBSIDIARIES OF THE BORROWER NAMED HEREIN,

                               as LC Subsidiaries,

               THE BANKS AND FINANCIAL INSTITUTIONS NAMED HEREIN,

                                   as Lenders,

                             THE BANKS NAMED HEREIN

                                as Issuing Banks,

                         CITIGROUP GLOBAL MARKETS INC.,

                                       and

                         BANC OF AMERICA SECURITIES LLC,

                             as Joint Book Managers,

                         BANC OF AMERICA SECURITIES LLC,

                                  HSBC BANK USA

                                       and

                          J.P. MORGAN SECURITIES INC.,

                            as Co-Syndication Agents,

                         CITIGROUP GLOBAL MARKETS INC.,

                         BANC OF AMERICA SECURITIES LLC

                                       and

                          J.P. MORGAN SECURITIES INC.,

                            as Joint Lead Arrangers,

                                       and

                               CITICORP USA, INC.,

                                    as Agent

      for the Issuing Banks and the Lenders from time to time party hereto

                                TABLE OF CONTENTS

                                                                                            PAGE
                                    ARTICLE I
                        DEFINITIONS AND ACCOUNTING TERMS

SECTION 1.01 Certain Defined Terms............................................................ 1

SECTION 1.02 Computation of Time Periods......................................................22

SECTION 1.03 Accounting Terms.................................................................22

                                   ARTICLE II
                        AMOUNTS AND TERMS OF THE ADVANCES

SECTION 2.01 The Advances.....................................................................22

SECTION 2.02 Making the Advances..............................................................23

SECTION 2.03 Fees.............................................................................26

SECTION 2.04 Reduction and Increase of the Commitments; Reduction and Increase of the
             Swing Line Commitment; Additional Issuing Banks..................................26

SECTION 2.05 Repayment of Advances............................................................30

SECTION 2.06 Interest on Advances.............................................................30

SECTION 2.07 Additional Interest on Eurodollar Rate Advances..................................31

SECTION 2.08 Interest Rate Determination......................................................31

SECTION 2.09 Voluntary Conversion of Advances.................................................32

SECTION 2.10 Prepayments of Advances..........................................................32

SECTION 2.11 Increased Costs..................................................................33

SECTION 2.12 Illegality.......................................................................34

SECTION 2.13 Borrower Guaranty................................................................35

SECTION 2.14 Subsidiary Borrowers.............................................................40

                                   ARTICLE III
                         AMOUNT AND TERMS OF LETTERS OF
                        CREDIT AND PARTICIPATIONS THEREIN

SECTION 3.01 Letters of Credit................................................................40

SECTION 3.02 Limitation on the Issuance of Letters of Credit Denominated in Alternative
             Currencies.......................................................................41

SECTION 3.03 Issuing the Letters of Credit....................................................41

SECTION 3.04 Reimbursement Obligations........................................................41

SECTION 3.05 Participations Purchased by the Lenders..........................................42

SECTION 3.06 Letter of Credit Fees............................................................43

SECTION 3.07 Indemnification; Nature of the Issuing Banks' Duties.............................44

SECTION 3.08 Increased Costs..................................................................45

SECTION 3.09 Uniform Customs and Practice.....................................................46

SECTION 3.10 Reductions and Increases in Issuing Commitment...................................46

SECTION 3.11 Existing Letters of Credit.......................................................46

SECTION 3.12 Currency Provisions..............................................................47

SECTION 3.13 Borrower Guaranty................................................................48

SECTION 3.14 Dollar Payment Obligation........................................................51

SECTION 3.15 Applications; Survival of Provisions; Cash Collateral............................51

SECTION 3.16 LC Subsidiaries..................................................................51

                                   ARTICLE IV
                        PAYMENTS, TAXES, EXTENSIONS, ETC.

SECTION 4.01 Payments and Computations/Borrowings.............................................52

SECTION 4.02 Taxes/Borrowings.................................................................53

SECTION 4.03 Sharing of Payments, Etc./Borrowings.............................................56

SECTION 4.04 Evidence of Debt/Borrowings......................................................57

SECTION 4.05 Payments and Computations/Letters of Credit......................................57

SECTION 4.06 Taxes/Letters of Credit..........................................................59

SECTION 4.07 Sharing of Payments, Etc./Letters of Credit......................................62

                                    ARTICLE V
                              CONDITIONS OF LENDING

SECTION 5.01 Conditions Precedent to Effectiveness of this Agreement..........................62

SECTION 5.02 Conditions Precedent to Each Advance/Issuance....................................64

                                   ARTICLE VI
                         REPRESENTATIONS AND WARRANTIES

SECTION 6.01 Representations and Warranties of the Borrower...................................65

                                   ARTICLE VII
                            COVENANTS OF THE BORROWER

SECTION 7.01 Affirmative Covenants............................................................68

SECTION 7.02 Negative Covenants...............................................................73

SECTION 7.03 Financial Covenants..............................................................80

SECTION 7.04 Reporting Requirements...........................................................81

                                  ARTICLE VIII
                                EVENTS OF DEFAULT

SECTION 8.01 Events of Default................................................................83

                                   ARTICLE IX
                                    THE AGENT

SECTION 9.01 Authorization and Action.........................................................86

SECTION 9.02 Agent's Reliance, Etc............................................................87

SECTION 9.03 CUSA, Citibank and Affiliates....................................................87

SECTION 9.04 Lender Credit Decision...........................................................88

SECTION 9.05 Indemnification..................................................................88

SECTION 9.06 Successor Agent..................................................................89

SECTION 9.07 Co-Syndication Agents, Joint Book Managers and Joint Lead Arrangers..............89

SECTION 9.08 Release of Collateral............................................................90

SECTION 9.09 Release of Guarantor/Domestic Subsidiary.........................................90

SECTION 9.10 Actions in Respect of Intercreditor Agreement....................................90

                                    ARTICLE X
                                  MISCELLANEOUS

SECTION 10.01 Amendments, Etc.................................................................90

SECTION 10.02 Notices, Etc....................................................................91

SECTION 10.03 No Waiver; Remedies.............................................................92

SECTION 10.04 Costs and Expenses..............................................................92

SECTION 10.05 Right of Set-off................................................................93

SECTION 10.06 Binding Effect..................................................................94

SECTION 10.07 Assignments and Participations..................................................94

SECTION 10.08 Severability of Provisions......................................................97

SECTION 10.09 Independence of Provisions......................................................97

SECTION 10.10 Confidentiality.................................................................97

SECTION 10.11 Headings........................................................................98

SECTION 10.12 Entire Agreement................................................................98

SECTION 10.13 Execution in Counterparts.......................................................98

SECTION 10.14 Consent to Jurisdiction.........................................................98

SECTION 10.15 GOVERNING LAW...................................................................99

SECTION 10.16 WAIVER OF JURY TRIAL............................................................99

SCHEDULES AND EXHIBITS

SCHEDULES

Schedule I-A  -       Commitment Amounts
Schedule I-B  -       List of Applicable Lending Offices
Schedule II   -       Existing Liens
Schedule III  -       Change of Control
Schedule IV   -       Outstanding Balance of Existing Letters of Credit
Schedule V    -       LC Subsidiaries
Schedule VI   -       Subsidiary Borrowers
Schedule VII  -       Permitted Investments
Schedule VIII -       Plans
Schedule IX   -       Special Purpose Subsidiaries
Schedule X    -       ERISA Matters
Schedule XI   -       Subsidiaries of the Borrower
Schedule XII  -       Environmental Matters
Schedule XIII -       Existing Debt
Schedule XIV  -       Excluded Subsidiaries
Schedule XV   -       Hedge Subsidiaries

EXHIBITS

Exhibit A     -       Notice of Borrowing
Exhibit B     -       Form of Promissory Note
Exhibit C     -       Form of Assignment and Acceptance
Exhibit D     -       Form of Subsidiary Guaranty
Exhibit E     -       Form of Security Agreement
Exhibit F-1   -       Form of Opinion of Counsel to the Loan Parties
Exhibit F-2   -       Form of UCC Opinion of Special New York Counsel to the
                      Loan Parties
Exhibit F-3   -       Form of Corporate Opinion of Special New York Counsel to
                      the Loan Parties
Exhibit G     -       Form of Opinion of Special New York Counsel to the Agent
Exhibit H     -       Form of Assumption Agreement
Exhibit I     -       Form of Compliance Certificate

                CREDIT AGREEMENT, dated as of June 24, 2003 (this "Agreement"), among The Gap, Inc., a Delaware corporation (the "Borrower"), the LC Subsidiaries (as hereinafter defined), the Subsidiary Borrowers (as hereinafter defined), the banks and financial institutions (the "Lenders") listed on the signature pages hereof, the Issuing Banks (as hereinafter defined), Citigroup Global Markets Inc. ("CGMI") and Banc of America Securities LLC ("BAS") as joint book managers (the "Joint Book Managers"), BAS, HSBC Bank USA ("HSBC") and J.P. Morgan Securities Inc. ("JP Morgan") as co-syndication agents (the "Co-Syndication Agents"), CGMI, BAS and JP Morgan as joint lead arrangers (the "Joint Lead Arrangers"), and Citicorp USA, Inc. ("CUSA"), as agent (the "Agent") for the Lenders and the Issuing Banks hereunder.

                PRELIMINARY STATEMENTS:

                (1) The Borrower, certain of its subsidiaries, certain banks and financial institutions, and the Agent entered into a Credit Agreement dated as of March 7, 2002 (the "Existing Credit Agreement").

                (2) The Borrower, the LC Subsidiaries, the Subsidiary Borrowers, the Lenders, the Issuing Banks, the Joint Book Managers, the Co-Syndication Agents, the Joint Lead Arrangers and the Agent desire to enter into this Agreement to replace in part the Existing Credit Agreement and provide other financing facilities to the Borrower, the LC Subsidiaries and the Subsidiary Borrowers as set forth below.

                NOW THEREFORE, the Borrower, the LC Subsidiaries, the Subsidiary Borrowers, the Lenders, the Issuing Banks, the Joint Book Managers, the Co-Syndication Agents, the Joint Lead Arrangers and the Agent agree as follows:

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

                SECTION 1.01 Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                "Advance" means an advance by Lender to the Borrower as part of a Borrowing and refers to a Base Rate Advance or a Eurodollar Rate Advance, each of which shall be a "Type" of Advance; and means a Swing Line Advance by a Swing Line Lender to a Subsidiary Borrower as the context may require.

                "Affiliate" means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person.

                "Alternative Currency" means any lawful currency other than Dollars which is freely transferable and convertible into Dollars and which an Issuing Bank or Swing Line Lender can obtain in the ordinary course of its business.

                "Applicable Facility Fee" means, as of any date a percentage per annum determined by reference to the applicable Performance Level in effect on such date as set forth below:


        PERFORMANCE
        LEVEL                        LEVEL I     LEVEL II   LEVEL III    LEVEL IV    LEVEL V     LEVEL VI
        -------------------------------------------------------------------------------------------------
        Applicable Facility
         Fee                            .175%       .300%       .500%       .500%       .750%       .750%

                "Applicable Lending Office" means, with respect to each Lender, such Lender's Domestic Lending Office in the case of a Base Rate Advance, and such Lender's Eurodollar Lending Office in the case of a Eurodollar Rate Advance.

                "Applicable Letter of Credit Fee" means as of any date, a percentage per annum determined by reference to the applicable Performance Level in effect on such date as set forth below:

        PERFORMANCE
        LEVEL                        LEVEL I     LEVEL II   LEVEL III    LEVEL IV    LEVEL V     LEVEL VI
        -------------------------------------------------------------------------------------------------
        Applicable Letter of           .5625%      .6875%      .8750%      1.125%      1.500%      1.750%
         Credit Fee

                "Applicable Margin" means as of any date, a percentage per annum determined by reference to the applicable Performance Level in effect on such date as set forth below:

        PERFORMANCE
        LEVEL                        LEVEL I     LEVEL II   LEVEL III    LEVEL IV    LEVEL V     LEVEL VI
        -------------------------------------------------------------------------------------------------
        Base Rate Applicable            .000%       .250%       .500%       1.00%       2.00%       2.50%
         Margin

        Eurodollar Rate                 .700%       .825%       1.00%       1.50%       2.00%       2.50%
         Applicable Margin

                "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an Eligible Assignee, and accepted by the Agent (if such acceptance is required by this Agreement), in substantially the form of Exhibit C hereto.

                "Assuming Lender" means an Eligible Assignee acceptable to the Agent and each Issuing Bank and not previously a Lender that becomes a Lender hereunder pursuant to Section 2.04(c) hereof and which has a Commitment of not less than $25,000,000.

                "Assumption Agreement" means an agreement, substantially in the form of Exhibit H hereto, by which an Eligible Assignee agrees to become a Lender hereunder pursuant to Section 2.04(c) hereof, agreeing to be bound by all obligations of a Lender hereunder.

                "Base Rate" means, for any period, a fluctuating interest rate per annum as shall be in effect from time to time which rate per annum shall at all times be equal to the highest of:

                        (a) the rate of interest announced publicly by Citibank in New York, New York, from time to time, as Citibank's base rate;

                        (b) 1/2% per annum above the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks, such three-week moving average being determined weekly on each Monday (or, if any such date is not a Business Day, on the next succeeding Business Day) for the three-week period ending on the previous Friday by the Agent on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New York or, if such publication shall be suspended or terminated, on the basis of quotations for such rates received by the Agent from three New York certificate of deposit dealers of recognized standing selected by the Agent, in either case adjusted to the nearest 1/4 of one percent or, if there is no nearest 1/4 of one percent, to the next higher 1/4 of one percent; and

                        (c)     1/2% per annum above the Federal Funds Rate.

                "Base Rate Advance" means an Advance which bears interest as provided in Section 2.06(a) hereof.

                "Borrowing" means a borrowing, consisting of simultaneous Advances of the same Type made by each of the Lenders pursuant to
        Section 2.01(a) hereof.

                "Business Day" means a day of the year on which banks are not required or authorized to close in New York City or San Francisco, California and a day on which wire transfers may be effectuated among member banks of the Federal Reserve System through use of the fedwire funds transfer system and (i) if the applicable Business Day relates to any Eurodollar Rate Advances, a day on which dealings are carried on in the London interbank market and (ii) if the applicable Business Day relates to any Swing Line Advance or Letter of Credit denominated in an Alternative Currency, a day on which commercial banks are open for business in the country of issue of such Alternative Currency and on which dealings in such Alternative Currency are carried on by such commercial banks in such country of issue (if such Alternative Currency is other than the Euro) or if such Alternative Currency is the Euro, a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System is in operation.

                "Capital Assets" means, with respect to any Person, all equipment, fixed assets and real property or improvements of such Person, or replacements or substitutions therefor or additions thereto, that, in accordance with generally accepted accounting principles, have been or should be reflected as additions to property, plant or equipment on the balance sheet of such Person.

                "Capital Expenditures" means, with respect to any Person for any period, all expenditures made directly or indirectly by such Person during such period for Capital Assets (whether paid in cash or other consideration or accrued as a liability and including, without limitation, all expenditures for maintenance and repairs which are required, in accordance with generally accepted accounting principles, to be capitalized on the books of such Person). For purposes of this definition, the purchase price of equipment or other fixed assets that are purchased simultaneously with the trade-in of existing assets or with insurance proceeds shall be included in Capital Expenditures only to the extent of the gross amount by which such purchase price exceeds the credit granted by the seller of such assets for the assets being traded in at such time or the amount of such insurance proceeds, as the case may be.

                "Capital Lease" of any Person means any lease of any property (whether real, personal or mixed) by such Person as lessee, which lease should, in accordance with generally accepted accounting principles, be required to be accounted for as a capital lease on the balance sheet of such Person.

                "Capital Lease Obligations" means the obligations of any Person to pay rent or other amounts under a Capital Lease, the amount of which is required to be capitalized on the balance sheet of such Person in accordance with generally accepted accounting principles.

                "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq.), and any regulations promulgated thereunder.

                "Change of Control" means the occurrence, after the date of this Agreement, of (i) any Person or two or more Persons acting in concert acquiring beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of the Borrower (or other securities convertible into such securities) representing 50% or more of the combined voting power of all securities of the Borrower entitled to vote in the election of directors; or (ii) during any period of up to 24 consecutive months, commencing before or after the date of this Agreement, individuals who at the beginning of such 24-month period were directors of the Borrower ceasing for any reason to constitute a majority of the Board of Directors of the Borrower unless the Persons replacing such individuals were nominated by the Board of Directors of the Borrower; or (iii) any Person or two or more Persons acting in concert acquiring by contract or otherwise, or entering into a contract or arrangement which upon consummation will result in its or their acquisition of, control over securities of the Borrower (or other securities convertible into such securities) representing 50% or more of the combined voting power of all securities of the Borrower entitled to vote in the election of directors; provided, that, the Person or group of Persons referred to in clauses (i) and (iii) of this definition of Change of Control shall not include any Person listed on Schedule III hereto or any group of Persons in which one or more of the Persons listed on Schedule III are members.

                "Citibank" means Citibank, N.A..

                "Collateral" means all of the "Collateral" referred to in the Collateral Documents and all of the other property and assets that are or are intended under the terms of the Collateral Documents to be subject to Liens in favor of the Collateral Agent for the benefit of the Lender Parties.

                "Collateral Agent" has the meaning specified therefor in the Security Agreement.

                "Collateral Documents" means, collectively, the Security Agreement (as amended, and any supplements thereto), collateral assignments, security agreements, pledge agreements or other similar agreements delivered to the Agent and the Lender Parties pursuant to
        Section 5.01 or Section 7.01 hereof, and each of the other agreements, instruments or documents that creates or purports to create a Lien in favor of the Collateral Agent for the benefit of the Lender Parties.

                "Commitment" means, as to each Lender, the amount set forth opposite such Lender's name on Schedule I-A hereto under the caption "Commitment" or, if such Lender has entered into one or more Assignment and Acceptances, the amount set forth for such Lender with respect thereto in the Register maintained by the Agent pursuant to Section
        10.07 hereof, in each case as such amount may be reduced or increased pursuant to Section 2.04 hereof.

                "Commitment Percentage" means, with respect to each Lender, the percentage which the then existing Commitment of such Lender is of the Commitments of all Lenders; provided, however, that with respect to Letters of Credit which expire after the Termination Date has occurred, the Commitment Percentage of each Lender shall be the percentage which Lender's Commitment immediately prior to the Termination Date is of the Commitment of all Lenders immediately prior to the Termination Date.

                "Confidential Information" means certain non-public, confidential or proprietary information and material disclosed, from time to time, either orally, in writing, electronically or in some other form by the Borrower in connection with the Loan Documents. Confidential Information shall include, but not be limited to non-public, confidential or proprietary information, trade secrets, know-how, inventions, techniques, processes, algorithms, software programs, documentation, screens, icons, schematics, software programs, source documents and other MIS related information; contracts, customer lists, financial information, financial forecasts, sales and marketing plans and information and business plans, products and product designs; textile projections and results; ideas, designs and artwork for all types of marketing, advertising, public relations and commerce (including ideas, designs and artwork related to the World Wide Web and any Web Site of the Borrower or any Subsidiary); textile designs; advertising, strategies, plans and results; sourcing information; vendor lists, potential product labeling and marking ideas; all materials including, without limitation, documents, drawings, samples, sketches, designs, and any other information concerning, color palette and color standards furnished to a Recipient by the Borrower or any Subsidiary; customer base(s); and other non-public information relating to the Borrower's or any Subsidiary's business.

                "Consolidated" and any derivative thereof each means, with reference to the accounts or financial reports of any Person, the consolidated accounts or financial reports of such Person and each Subsidiary of such Person determined in accordance with generally accepted accounting principles, including principles of consolidation, consistent with those applied in the preparation of the Consolidated financial statements of the Borrower referred to in Section 6.01(e) hereof.

                "Constitutive Documents" means, with respect to any Person, the certificate of incorporation or registration (including, if applicable, certificate of change of name), articles of incorporation or association, memorandum of association, charter, bylaws, certificate of limited partnership, partnership agreement, trust agreement, joint venture agreement, certificate of formation, articles of organization, limited liability company operating or members agreement, joint venture agreement or one or more similar agreements, instruments or documents constituting the organization or formation of such Person.

                "Convert," "Conversion" and "Converted" each refers to a conversion of Advances of one Type into Advances of another Type pursuant to Section 2.08 or 2.09 hereof.

                "Debt" of any Person means, without duplication, (i) all indebtedness of such Person for borrowed money or for the deferred purchase price (excluding any deferred purchase price that constitutes an account payable incurred in the ordinary course of business) of property or services, (ii) all obligations of such Person in connection with any agreement to purchase, redeem, exchange, convert or otherwise acquire for value any capital stock of such Person or to purchase, redeem or acquire for value any warrants, rights or options to acquire such capital stock, now or hereafter outstanding, (iii) all obligations of such Person evidenced by bonds, notes, debentures, convertible debentures or other similar instruments, (iv) all indebtedness created or arising under any conditional sale or other title retention agreement (other than under any such agreement which constitutes or creates an account payable incurred in the ordinary course of business) with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default, acceleration, or termination are limited to repossession or sale of such property), (v) all Capital Lease Obligations, (vi) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through
        (v) above, (vii) all Debt referred to in clause (i), (ii), (iii), (iv),
        (v), or (vi) above secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any lien, security interest or other charge or encumbrance upon or in property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Debt and (viii) all mandatorily redeemable preferred stock of such Person, valued at the applicable redemption price, plus accrued and unpaid dividends payable in respect of such redeemable preferred stock.

                "Default" means an event which would constitute an Event of Default but for the requirement that notice be given or time elapse, or both.

                "Dollars," "dollars" and the sign "$" each means lawful money of the United States.

                "Domestic Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Domestic Lending Office" opposite its name on Schedule I-B hereto or in the Assignment and Acceptance pursuant to which it became Lender, or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Agent.

                "Domestic Subsidiary" means, at any time, any of the direct or indirect Subsidiaries of the Borrower that is incorporated or organized under the laws of any state of the United States of America or the District of Columbia.

                "EBITDA" means, for any period, Net Income plus, to the extent deducted in determining such Net Income, the sum of (a) Interest Expense, (b) income tax expense, (c) depreciation expense and (d) amortization expense, all determined on a Consolidated basis for the Borrower and its Subsidiaries in accordance with generally accepted accounting principles.

                "Effective Date" has the meaning specified in Section 5.01 hereof.

                "Eligible Assignee" means (i) a commercial bank organized under the laws of the United States, or any State thereof, and having a combined capital and surplus of at least $100,000,000; (ii) a commercial bank organized under the laws of any other country which is a member of the OECD, or a political subdivision of any such country, and having a combined capital and surplus of at least $100,000,000; provided, that, such bank is acting through a branch or agency located in the United States; (iii) a Person that is primarily engaged in the business of commercial banking and that is (a) a Subsidiary of a Lender, (b) a Subsidiary of a Person of which a Lender is a Subsidiary, or (c) a Person of which a Lender is a Subsidiary; (iv) any Lender or Affiliate of a Lender; (v) any other entity which is an "accredited investor" (as defined in Regulation D under the Securities Act of 1933, as amended) which extends credit or buys loans as one of its businesses, including but not limited to, insurance companies, mutual funds and lease financing companies; and (vi) any other Person acceptable to the Issuing Banks and the Agent and, provided no Event of Default is continuing, the Borrower. No Loan Party or any Affiliate thereof shall be an Eligible Assignee.

                "Environmental Action" means any outstanding action, suit, demand, demand letter, claim, notice of noncompliance or violation, notice of liability or potential liability, investigation, proceeding, consent order or consent agreement, abatement order or other order or directive (conditional or otherwise) relating in any way to any Environmental Law, any Environmental Permit or any Hazardous Substances or arising from alleged injury or threat to health, safety, natural resources or the environment, including, without limitation, (a) by any Governmental Authority for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any applicable Governmental Authority or any other third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief.

                "Environmental Law" means any Requirement of Law relating to (a) the generation, use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Substances, (b) pollution or the protection of the environment, health, safety or natural resources or (c) occupational safety and health, industrial hygiene, land use or the protection of human, plant or animal health or welfare, including, without limitation, CERCLA, in each case as amended from time to time, and including the regulations promulgated and the rulings issued from time to time thereunder.

                "Environmental Permit" means any permit, approval, identification number, license or other authorization required under any Environmental Law.

                "Equity Interests" means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or other acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or other acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination.

                "ERISA Affiliate" means any trade or business (whether or not incorporated) which is a member of a controlled group of which the Borrower or any Subsidiary of the Borrower is a member or which is under common control with the Borrower or any Subsidiary of the Borrower within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

                "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

                "ERISA Event" means a reportable event with respect to a Plan within the meaning of Section 4043 of ERISA.

                "Eurocurrency Liabilities" has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                "Eurodollar Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Eurodollar Lending Office" opposite its name on Schedule I-B hereto or in the Assignment and Acceptance pursuant to which it became Lender (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Agent.

                "Eurodollar Rate" means, for any Interest Period for each Eurodollar Rate Advance comprising part of the same Borrowing, an interest rate per annum equal to (i) the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) at which deposits in U.S. dollars appear on page 3750 (or any successor page thereto) of the Dow Jones Telerate Screen two Business Days before the first day of such Interest Period and for a term comparable to such Interest Period, or
        (ii) if such rate does not so appear on the Dow Jones Telerate Screen on any date of determination, the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) at which deposits in U.S. dollars appear on the Reuters Screen LIBO Page two Business Days before the first day of such Interest Period and for a term comparable to such Interest Period, provided, however, that if the Reuters Screen LIBO Page is being used to determine the Eurodollar Rate at any date of determination and more than one rate is specified thereon as the London interbank offered rate for deposits in U.S. dollars, the applicable rate shall be the average of all such rates (rounded upward, if necessary, to the nearest whole multiple of 1/16 of 1% per annum), or (iii) if such rate does not so appear on either the Dow Jones Telerate Screen or Reuters Screen LIBO Page on any date of determination, then, the average (rounded upward to the nearest whole multiple of 1/16 of 1% per annum) of the rates per annum at which deposits in Dollars are offered by the principal office of each of the Reference Banks in London, England, to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to such Reference Bank's Eurodollar Rate Advance comprising part of such Borrowing and for a period equal to such Interest Period. In such circumstances, the Eurodollar Rate for the Interest Period for each Eurodollar Rate Advance comprising part of the same Borrowing shall be determined by the Agent on the basis of the applicable rates given to and received by the Agent from the Reference Banks two Business Days prior to the first day of such Interest Period, subject, however, to the provisions of Section 2.08 hereof.

                "Eurodollar Rate Advance" means an Advance which bears interest as provided in Section 2.06(b) hereof.

                "Eurodollar Rate Reserve Percentage" of any Lender for any Interest Period for any Eurodollar Rate Advance means the reserve percentage applicable during such Interest Period (or if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for such Lender with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Interest Period.

                "Events of Default" has the meaning specified in Section 8.01 hereof.

                "Excluded Subsidiaries" means (a) Foreign Subsidiaries, (b) those Subsidiaries whose assets have a book value of less than $500,000, are dormant (as provided under any applicable law), or which are in the process of being liquidated as of the Effective Date, (c) Special Purpose Subsidiaries, (d) Subsidiaries of Foreign Subsidiaries and (e) Banana Republic (East) LP and Gap (Texas) LP, each a California Limited partnership, and in each case so long as any partnership interests therein is owned by a Special Purpose Subsidiary. Excluded Subsidiaries referred to in clause (b) as of the Effective Date are listed in
        Schedule XIV hereto.

                "Existing Credit Agreement" has the meaning specified in Preliminary Statement (1).

                "Existing Letter of Credit" has the meaning specified in Section
        3.11 hereof.

                "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

                "Fiscal Quarter" means any quarter in any Fiscal Year, the duration of such quarter being defined in accordance with generally accepted accounting principles consistent with those applied in the preparation of the Borrower's financial statements referred to in
        Section 6.01(e) hereof.

                "Fiscal Year" means a fiscal year of the Borrower and its Subsidiaries.

                "Fixed Charge Coverage Ratio" means, for any period, the ratio of (a) the amount equal to the sum of (i) Consolidated EBITDA and (ii) Lease Expense in each case for the Borrower and its Subsidiaries for such period, to (b) the sum of (i) Consolidated Interest Expense and
        (ii) Lease Expense, in each case for the Borrower and its Subsidiaries for such period.

                "Foreign Subsidiary" means, at any time, any direct or indirect Subsidiary of the Borrower that is not a Domestic Subsidiary.

                "Funded Debt" means, as of any date of determination, all indebtedness (including Capital Lease Obligations but excluding all accounts payable incurred in the ordinary course of business) of the Borrower and its Subsidiaries on a Consolidated basis that would (or would be required to) appear as liabilities for long-term Debt, short-term Debt, current maturities of Debt, and other similar interest-bearing obligations on a Consolidated balance sheet of the Borrower and its Subsidiaries in accordance with generally accepted accounting principles.

                "Governmental Authority" means any nation or government, any state, province, city, municipal entity or other political subdivision thereof, and any governmental, executive, legislative, judicial, administrative or regulatory agency, department, authority, instrumentality, commission, board or similar body, whether federal, state, provincial, territorial, local or foreign.

                "Governmental Authorization" means any authorization, approval, consent, franchise, license, covenant, order, ruling, permit, certification, exemption, notice, declaration or similar right, undertaking or other action of, to or by, or any filing, qualification or registration with, any Governmental Authority.

                "Guarantee Supplement" has the meaning specified in the Subsidiary Guaranty.

                "Guaranteed Obligations" has the meaning specified in the Subsidiary Guaranty.

                "Guarantor" means each Domestic Subsidiary of the Borrower party to the Subsidiary Guarantee or, as the case may be, a Guarantee Supplement.

                "Hazardous Substance" means (i) any hazardous substance or toxic substance as such terms are presently defined or used in Section 101(14) of CERCLA (42 U.S.C. Section 9601(14)), in 33 U.S.C. Section 1251 et. seq. (Clean Water Act), or 15 U.S.C. Section 2601 et. seq. (Toxic Substances Control Act) and (ii) as of any date of determination, any additional substances or materials which are hereafter incorporated in or added to the definition of "hazardous substance" or "toxic substance" for purposes of CERCLA or any other applicable law.

                "Hedge Agreements" means (a) any and all interest rate swaps, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swaps, cross-currency rate swaps, currency options, spot contracts or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., the International Foreign Exchange Master Agreement, or any other master agreement, including any such obligations or liabilities under any such agreement.

                "Hedge Agreements Exposure" means, with respect to all Hedge Agreements of the Hedge Banks, the amount, if any, by which the sum of the (a) product of 5% of the notional amount of foreign exchange Hedge Agreements with a tenor of 6 months or less; (b) the product of 15% of the notional amount of all foreign exchange Hedge Agreements with a tenor of more than 6 months but less than or equal to 18 months; (c) the product of 20% of the notional amount of both all foreign exchange Hedge Agreements with a tenor of more than 18 months but less than or equal to 24 months and all foreign exchange Hedge Agreements for transactions denominated in currencies other than U.S. Dollars, Canadian Dollars, EURO, British Pounds Sterling, Japanese Yen, Hong Kong Dollars or Singapore Dollars (and any other currencies as determined by the Agent in consultation with the Borrower); (d) the product of 12% of the notional amount of all interest rate Hedge Agreements with a tenor of 5 years or less; and (e) the product of 15% of the notional amount of all interest rate Hedge Agreements with a tenor of more than 5 years but less than or equal to 10 years, in each case existing as of the Effective Date or permitted under Section 7.02(h) hereof, exceeds $250,000,000.

                "Hedge Bank" means any Lender or an Affiliate of a Lender, in its capacity as a party to a Hedge Agreement.

                "Hedge Subsidiary" means, as of the Effective Date, the Subsidiaries of the Borrower listed on Schedule XVI hereto and, after the Effective Date, any other Subsidiary of the Borrower that may from time to time enter into a Hedge Agreement with a Hedge Bank.

                "Information Memorandum" means the information memorandum dated May 28, 2003 prepared in connection with this Agreement.

                "Intercreditor Agreement" means an Intercreditor and Collateral Agency Agreement dated as of the date hereof duly executed by the Agent on behalf of the Lender Parties, the Collateral Agent, as defined therein, and any Lender who is as of such date or thereafter a party to a Hedge Agreement.

                "Interest Expense" of any Person for any period means the aggregate amount of interest or fees paid, accrued or scheduled to be paid or accrued in respect of any Debt (including the interest portion of rentals under Capital Leases) and all but the principal component of payments in respect of conditional sales, equipment trust or other title retention agreements paid, accrued or scheduled to be paid or accrued by such Person during such period, net of interest income, determined in accordance with generally accepted accounting principles.

                "Interest Period" means, for each Eurodollar Rate Advance comprising part of the same Borrowing, the period commencing on the date of such Type of Advance or the date of the Conversion of any Advance into such Type of an Advance and ending on the last day of the period selected by the Borrower pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below. The duration of each such Interest Period shall be 1, 2, 3, 6 or, if acceptable to the Lenders, 9 or 12 months in the case of a Eurodollar Rate Advance, in each case as the Borrower may, upon notice received by the Agent not later than 12:00 noon (New York City time) on the third Business Day prior to the first day of such Interest Period, select; provided, however, that:

                        (i) the Borrower may not select any Interest Period which ends after the Termination Date;

                        (ii) Interest Periods commencing on the same date for Advances comprising part of the same Borrowing shall be of the same duration;

                        (iii) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided, in the case of any Interest Period for a Eurodollar Rate Advance, that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day; and

                        (iv) the Borrower may request in a Notice of Borrowing an Interest Period of 9 or 12 months for a Eurodollar Rate Advance and the Interest Period for such Eurodollar Rate Advance shall be 9 or 12 months, if, and only if, the Agent determines a Eurodollar Rate for the tenor of such Interest Period and the Lenders do not notify the Agent pursuant to
                Section 2.08(b) hereof that the Eurodollar Rate for such Interest Period will not adequately reflect the cost to the Lenders of making, funding or maintaining their respective Eurodollar Rate Advances for such Interest Period; if both of the preceding conditions are not satisfied with respect to such requested 9 or 12 month Interest Period, the duration of the requested Interest Period shall be the alternative specified in the Notice of Borrowing, or, if no alternative Interest Period is selected, 6 months.

                "Investment" has the meaning specified therefor in Section 7.02(d)(ii) hereof.

                "Issue" means, with respect to any Letter of Credit, either to issue, or to extend the expiry of, or to renew, or to increase the amount of, such Letter of Credit, and the term "Issued" or "Issuance" shall have corresponding meanings.

                "Issuing Bank" means Citibank, HSBC or Bank of America, N.A., or any other Lender which agrees to become, and is designated as an Issuing Bank under Section 2.04(d) hereof or any Affiliate thereof as agreed to from time to time by the Borrower and such Issuing Bank, that may from time to time Issue Letters of Credit for the account of the Borrower or for the account of any LC Subsidiary.

                "Issuing Commitment" means, as to any Issuing Bank, the amount set forth opposite such Issuing Bank's name on Schedule I-A hereto under the caption Issuing Commitment, as such amount may be reduced or increased pursuant to Section 2.04 or 3.10 hereof.

                "LC Facility" means each three year letter of credit facility agreement entered into or to be entered into on or about the date of this Agreement between the Borrower, certain of its Subsidiaries and, respectively, Bank of America, N.A., Citibank and HSBC, and the letter of credit agreement proposed to be entered into by the Borrower, certain of its Subsidiaries and JPMorgan Chase Bank subsequent to the date of this Agreement, as any such agreement may be replaced, amended, supplemented or otherwise modified from time to time.

                "LC Subsidiary" means, as of the date hereof, the Subsidiaries of the Borrower listed on Schedule V hereto and, after the date hereof, any other Subsidiary of the Borrower that may from time to time become a party hereto (with respect to Letters of Credit only) and in connection therewith such other Subsidiary shall execute such documents as are reasonably requested by the Agent to evidence its agreement to be bound hereunder as an LC Subsidiary, and for whose account an Issuing Bank may from time to time Issue Letters of Credit.

                "Lease Expense" means, with respect to any Person, for any period for such Person and its subsidiaries on a Consolidated basis, lease and rental expense accrued during such period under all leases and rental agreements, other than Capital Leases and leases of personal property, determined in conformity with generally accepted accounting principles.

                "Lender Party" means any Lender and any Issuing Bank.

                "Lenders" means the Lenders listed on the signature pages hereof as Lenders and as Swing Line Lenders, as the context may require, and each Eligible Assignee that shall become a party hereto pursuant to
        Section 10.07 hereof.

                "Letter of Credit" means either a Trade Letter of Credit or a Standby Letter of Credit which in either case is in form satisfactory to the respective Issuing Bank, which is at any time Issued by such Issuing Bank pursuant to Article III, in each case as amended, supplemented or otherwise modified from time to time.

                "Letter of Credit Liability" means, as of any date of determination, all then existing liabilities of the Borrower and the LC Subsidiaries to the Issuing Banks in respect of the Letters of Credit Issued for the Borrower's account and for the account of the LC Subsidiaries, whether such liability is contingent or fixed, and shall, in each case, consist of the sum of (i) the aggregate maximum amount (the determination of such maximum amount to assume compliance with all conditions for drawing) then available to be drawn under such Letters of Credit (including, without limitation, amounts available under such Letters of Credit for which a draft has been presented but not yet honored) and (ii) the aggregate amount which has then been paid by, and not been reimbursed to, the Issuing Banks under such Letters of Credit. For the purposes of determining the Letter of Credit Liability, the face amount of Letters of Credit outstanding in an Alternative Currency shall be expressed as the equivalent of such Alternative Currency in Dollars.

                "Leverage Ratio" means, as of any date of determination, the ratio of (a) the amount equal to the sum of (i) Consolidated Funded Debt and (ii) an amount equal to eight times Lease Expense for the most recently completed four consecutive Fiscal Quarters ending on or prior to such date, to (b) the sum of (i) Consolidated EBITDA for the most recently completed four consecutive Fiscal Quarters ending on or prior to such date and (ii) Lease Expense for the most recently completed four consecutive Fiscal Quarters ending on or prior to such date, in each case for the Borrower and its Subsidiaries as of such date.

                "Lien" means any assignment, chattel mortgage, pledge or other security interest or any mortgage, deed of trust or other lien, or other charge or encumbrance, upon property or rights (including after-acquired property or rights), or any preferential arrangement with respect to property or rights (including after-acquired property or rights) which has the practical effect of constituting a security interest or lien.

                "Loan Documents" means, collectively, this Agreement, any note delivered pursuant to Section 2.02(a) hereof, the Subsidiary Guaranty, the Collateral Documents, each application or agreement and other documents delivered in connection with Letters of Credit pursuant to
        Section 3.03 hereof, in each case as amended, supplemented or otherwise modified hereafter from time to time in accordance with the terms thereof and Section 8.01 hereof.

                "Loan Parties" means, collectively, the Borrower and each of the Subsidiaries of the Borrower party to any Loan Document.

                "Majority Lenders" means the Lenders having at least 51% of the aggregate "Credit Exposure." For the purposes hereof, "Credit Exposure" of any Lender shall mean, at any date of determination, the maximum dollar amount that such Lender could be then required by the terms hereof (assuming all conditions to Borrowings and Issuances were satisfied) to expend to (i) purchase participations in Letters of Credit pursuant to Section 3.05 hereof (including any amounts so expended and not reimbursed at the date of determination) and (ii) fund Advances (including any amounts so expended to fund Advances outstanding on the date of determination).

                "Margin Stock" has the meaning assigned to such term in Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                "Material Adverse Change" means any material adverse change in the business, condition (financial or otherwise), results of operations, or prospects of the Borrower and its Subsidiaries, taken as a whole; provided, that a downgrade of the Borrower's public debt ratings or a Negative Pronouncement shall not by itself be deemed to be a material adverse change; provided, further, the occurrence or subsistence of any such material adverse change which has been disclosed (a) by the Borrower in any filing made with the Securities and Exchange Commission prior to the date of this Agreement, (b) by the Borrower in a public announcement prior to the date of this Agreement, or (c) in the Information Memorandum prior to the date of this of this Agreement, shall not constitute a Material Adverse Change.

                "Material Adverse Effect" means a material adverse effect on the financial condition or results of operations of the Borrower and its Subsidiaries taken as a whole.

                "Moody's" means Moody's Investors Service, Inc.

                "Multiemployer Plan" means a "multiemployer plan" as defined in
        Section 4001(a)(3) of ERISA to which the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate is making or accruing an obligation to make contributions or has within any of the preceding five plan years made or accrued an obligation to make contributions.

                "Negative Pronouncement" means a public announcement by either S&P or Moody's in respect to a possible downgrade of, or negative outlook with respect to, the public debt rating of the Borrower.

                "Net Income" of any Person means, for any period, net income before (i) extraordinary items, (ii) the results of discontinued operations and (iii) the effect of any cumulative change in accounting principles, determined in accordance with generally accepted accounting principles.

                "Notice of Borrowing" has the meaning specified in Section 2.02(a) hereof.

                "Obligation" means, with respect to any Person, any payment, performance or other obligation of such Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 8.01(e) hereof. Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents include (a) the obligation to pay principal, interest, commissions, charges, expenses, fees, attorneys' fees and disbursements, indemnity payments and other amounts payable by any Loan Party under any Loan Document and (b) the obligation of any Loan Party to reimburse any amount in respect of any of the foregoing items that any Lender Party, in its sole discretion, may elect to pay or advance on behalf of such Loan Party.

                "OECD" means the Organization for Economic Cooperation and Development.

                "Operating Indebtedness" means Debt to any Operating Lender arising under (i) any purchasing card program established to enable headquarters and field staff of the Borrower or any of its Subsidiaries to purchase goods and supplies from vendors and (ii) any travel and entertainment card program established to enable headquarters and field staff of the Borrower or any of its Subsidiaries to make payments for expenses incurred related to travel and entertainment, provided, that the aggregate amount of such Debt shall not exceed $10,000,000 at any time outstanding.

                "Operating Indebtedness Agreement" means the agreement which governs the terms of the Operating Indebtedness between an Operating Lender and the Borrower or its respective Subsidiary.

                "Operating Lender" means a Lender or an Affiliate thereof which has extended Operating Indebtedness to the Borrower or one of its Subsidiaries pursuant to an Operating Indebtedness Agreement and which has become party to the Intercreditor Agreement in that capacity.

                "Other Taxes" has the meaning specified in Section 4.02(b) hereof.

                "Payment Office" means the office of the respective Issuing Bank as shall be from time to time selected by such Issuing Bank and notified by such Issuing Bank to the Borrower, the LC Subsidiaries, and the Lenders.

                "Performance Level" means Performance Level I, Performance Level II, Performance Level III, Performance Level IV, Performance Level V, or Performance Level VI, as identified by reference to the Public Debt Rating and Leverage Ratio in effect on such date as set forth below:

    PERFORMANCE LEVEL                  PUBLIC DEBT RATING
-----------------------   ------------------------------------------------------
Level I                   Long-Term Senior Unsecured Debt of the Borrower Rated
                          at least BBB by S&P or Baa2 by Moody's or the Leverage
                          Ratio is less than or equal to 3.00:1.00

Level II Long-Term Senior Unsecured Debt of the Borrower Rated less than Level I but at least BBB- by S&P or Baa3 by Moody's or the Leverage Ratio is less than or equal to 3.25:1.00

Level III                 Long-Term Senior Unsecured Debt of the Borrower Rated
                          less than Level II but at least BB+ by S&P or Ba1 by Moody's or the Leverage Ratio is less than or equal to 3.50:1.00

Level IV Long-Term Senior Unsecured Debt of the Borrower Rated less than Level III but at least BB by S&P or Ba2 by Moody's or the Leverage Ratio is less than or equal to 3.75:1.00

Level V Long-Term Senior Unsecured Debt of the Borrower Rated less than Level IV but at least BB- by S&P or Ba3 by Moody's or the Leverage Ratio is less than or equal to 4.00:1.00

Level VI Long-Term Senior Unsecured Debt of the Borrower Rated less than Level V or the Leverage Ratio is greater than 4.00:1.00

For purposes of this definition, the Performance Level shall be determined by the applicable public debt rating or Leverage Ratio as follows: (a) the public debt ratings above shall be determined as follows: (i) the public debt ratings shall be determined by the then-current rating announced by either S&P or Moody's, as the case may be, for any class of non-credit-enhanced long-term senior unsecured debt issued by the Borrower, (ii) if only one of S&P and Moody's shall have in effect a public debt rating, the Performance Level shall be determined by reference to the available rating; (iii) if neither S&P nor Moody's shall have in effect a public debt rating, the applicable Performance Level will be Performance Level VI; (iv) if the ratings on the Borrower's long-term senior unsecured debt established by S&P and Moody's shall fall within different levels, the public debt rating will be determined by the higher of the two ratings, provided, that, in the event that the lower of such ratings is more than one level below the higher of such ratings, the public debt rating will be determined based upon the level that is one level above the lower of such ratings; (v) if any rating established by S&P or Moody's shall be changed, such change shall be effective as of the date on which such change is first announced publicly by the rating agency making such change; and (vi) if S&P or Moody's shall change the basis on which ratings are established, each reference to the public debt rating announced by S&P or Moody's, as the case may be, shall refer to the then equivalent rating by S&P or Moody's, as the case may be; (b) the Leverage Ratio shall be determined on the basis of the most recent certificate of the Borrower with respect to the financial statements to be delivered pursuant to, as applicable, Section 7.04(i) or (iii) hereof for the most recently ended Fiscal Quarter and any change in the Leverage Ratio shall be effective one Business Day after the date on which the Agent receives such certificate; provided, that until the Borrower has delivered to the Agent such certificate pursuant to Section 7.04(i) hereof in respect of the second Fiscal Quarter of 2003, the Leverage Ratio shall be deemed to be at Level IV; provided, further, that for so long as the Borrower has not delivered such certificate when due pursuant to Section 7.04(i) or (iii) hereof, as the case may be, the Leverage Ratio shall be deemed to be at Level VI until the respective certificate is delivered to the Agent; and (c) the Performance Level shall be determined in accordance with the Borrower's respective public debt rating and Leverage Ratio, provided, that, if the Borrower's public debt rating and the Leverage Ratio shall fall within different levels, the Performance Level will be determined by the higher of the public debt rating and the Leverage Ratio, provided, further, that, in the event that the lower of the Borrower's public debt rating and the Leverage Ratio is more than one level below the higher of the Borrower's public debt rating and the Leverage Ratio, the Performance Level shall be determined based upon the level that is one level above the lower of the Borrower's public debt rating and the Leverage Ratio.

                "Permitted Lien" means:

                (i) Liens for taxes, assessments or governmental charges or levies to the extent not past due or to the extent contested, in good faith, by appropriate proceedings and for which adequate reserves have been established;

                (ii) Liens imposed by law, such as materialman's, mechanic's, carrier's, worker's, landlord's and repairman's Liens and other similar Liens arising in the ordinary course of business which relate to obligations which are not overdue for a period of more than 30 days or which are being contested in good faith, by appropriate proceedings and for which reserves required by generally accepted accounting principles have been established;

                (iii) pledges or deposits in the ordinary course of business to secure obligations under worker's compensation or unemployment laws or similar legislation or to secure the performance of leases or contracts (including insurance contracts issued by insurance companies which are Subsidiaries of the Borrower) entered into in the ordinary course of business or of public or statutory obligations, bids, or appeal bonds;

                (iv) zoning restrictions, easements, licenses, landlord's Liens or restrictions on the use of property which do not materially impair the use of such property in the operation of the business of the Borrower or any of its Subsidiaries;

                (v) Liens upon assets subject to a Capital Lease and securing payment of the obligations arising under such Capital Lease;

                (vi) Liens of the Borrower and its Subsidiaries not described in the foregoing clauses (i) through (v) existing on the Effective Date and listed on Schedule II hereto and any extensions, renewals or replacements of such Liens for the same or lesser amount, provided, that, no such extension, renewal or replacement shall extend to or cover any property not theretofore subject to the Lien being extended, renewed or replaced;

                (vii) judgment Liens in respect of judgments that do not constitute an Event of Default under Section 8.01(f) hereof; and

                (viii) Liens arising out of or pursuant to this Agreement or any Collateral Document.

                "Person" means an individual, partnership, limited liability company, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

                "Plan" means an employee benefit plan (other than a Multiemployer Plan) maintained by the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate for its employees and subject to Title IV of ERISA.

                "RCRA" means the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. Section 6901 et seq.), and any regulations promulgated thereunder.

                "Recipient" has the meaning specified in Section 10.10 hereof.

                "Reference Banks" means Citibank, JPMorgan Chase Bank, HSBC and Bank of America, N.A.

                "Responsible Officer" means, with respect to any certificate, report or notice to be delivered or given hereunder, unless the context otherwise requires, the president, chief executive officer, chief financial officer or treasurer of the Borrower or other executive officer of the Borrower who in the normal performance of his or her operational duties would have knowledge of the subject matter relating to such certificate, report or notice.

                "Register" has the meaning specified in Section 10.07(c) hereof.

                "Requirements of Law" means, with respect to any Person, all laws, constitutions, statutes, treaties, ordinances, rules and regulations, all orders, writs, decrees, injunctions, judgments, determinations and awards of an arbitrator, a court or any other Governmental Authority, and all Governmental Authorizations, binding upon or applicable to such Person or to any of its properties, assets or businesses.

                "Retail Assets" means property (tangible and intangible) that is used, sold or consumed in a Retail Business.

                "Retail Business" means, with respect to any Person, that such Person is engaged in the business of manufacturing, producing, supplying, distributing or selling apparel, home furnishings, accessories, specialty foods and related products or goods.

                "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

                "Secured Obligations" has the meaning specified in Section 2 of the Security Agreement.

                "Secured Parties" means, collectively, the Agent, the Lender Parties, and the other Persons the Obligations owing to which are or are purported to be secured by the Collateral under the terms of the Collateral Documents.

                "Securities Act" means the Securities Act of 1933, as amended, and the regulations promulgated and the rulings issued thereunder.

                "Security Agreement" has the meaning specified in Section 5.01(b) hereof.

                "Solvent" and "Solvency" mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property and assets of such Person is greater than the total amount of liabilities (including, without limitation, contingent liabilities), of such Person, (b) the present fair salable value of the property and assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay such debts and liabilities as they mature and (d) such Person is not engaged in business or in a transaction, and is not about to engage in business or in a transaction, for which such Person's property and assets would constitute an unreasonably small capital. The amount of contingent liabilities of any such Person at any time shall be computed as the amount that, in the light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                "Special Purpose Subsidiary" means a Domestic Subsidiary of the Borrower that holds certain trademarks and service marks and Subsidiaries thereof. Special Purpose Subsidiaries as of the Effective Date are listed on Schedule IX hereto.

                "Standby Letter of Credit" means a letter of credit or other credit support instrument issued for the benefit of a Person party to a contractual arrangement with the

        Borrower or any of its Subsidiaries as credit support for the obligations of the Borrower or such Subsidiary thereunder.

                "Subsidiary" means, with respect to any Person, any corporation, partnership, trust or other Person of which more than 50% of the outstanding capital stock (or similar property right in the case of partnerships and trusts and other Persons) having ordinary voting power to elect a majority of the board of directors of such corporation (or similar governing body or Person with respect to partnerships and trusts and other Persons) (irrespective of whether or not at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person.

                "Subsidiary Borrower" means, as of the date hereof, the Subsidiaries of the Borrower listed on Schedule VI and, after the date hereof, any other Subsidiary of the Borrower that may from time to time become a party hereto (with respect to Swing Line Advances only) and in connection therewith such other Subsidiary shall execute such documents as are reasonably requested by the Agent to evidence its agreement to be bound hereunder as a Subsidiary Borrower, and to whom the Swing Line Lenders may from time to time make Swing Line Advances.

                "Subsidiary Guaranty" has the meaning specified in Section 5.01(b) hereof.

                "Subsidiary Swing Line Obligations" has the meaning specified in
        Section 2.13(b) hereof.

                "Subsidiary LC Obligations" has the meaning specified in Section 3.13(b) hereof.

                "Swing Line Advance" means an advance made by a Swing Line Lender pursuant to Section 2.01(b) hereof.

                "Swing Line Lender" means each Lender designated as such on the signature pages hereto and each other Lender which agrees from time to time to act as a Swing Line Lender.

                "Swing Line Commitment" means $3,000,000 on the Effective Date, as such amount may be increased or reduced from time to time pursuant to
        Section 2.04(b) hereof, provided, that the Swing Line Commitment may not be more than $75,000,000 (or its equivalent in the respective Alternative Currencies).

                "Taxes" has the meaning specified in Section 4.02(a) hereof.

                "Termination Date" means June 24, 2006, or the earlier date of termination in whole of the Commitments pursuant to Section 2.04(a) or
        8.01 hereof.

                "Total Assets" of any Person means all property, whether real, personal, tangible, intangible or otherwise, which, in accordance with generally accepted accounting principles, should be included in determining total assets as shown on the assets portion of a balance sheet of such Person.

                "Trade Letter of Credit" means a direct-pay trade or documentary letter of credit issued for the benefit of a vendor in connection with the purchase of goods by the Borrower or any of its Subsidiaries in the ordinary course of business.

                "Type" refers to the distinction among Advances bearing interest at the Base Rate and Advances bearing interest at the Eurodollar Rate.

                "UCP" has the meaning specified in Section 3.09 hereof.

                "Withdrawal Liability" has the meaning specified in Part I of Subtitle E of Title IV of ERISA.

                SECTION 1.02 Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding".

                SECTION 1.03 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in Section 6.01(e) hereof.

                                   ARTICLE II

                        AMOUNTS AND TERMS OF THE ADVANCES

                SECTION 2.01 The Advances. (a) Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make Advances to the Borrower from time to time on any Business Day during the period from the date hereof until the Termination Date in an aggregate amount not to exceed at any time outstanding such Lender's Commitment, provided, that, the Lenders shall not be obligated to, and shall not, make any Advances as part of a Borrowing if after giving effect to such Borrowing, the sum of the then outstanding aggregate amount of all Borrowings, the aggregate Swing Line Commitment then in effect (computed without giving regard to usage), the then outstanding Hedge Agreements Exposure and the then outstanding aggregate amount of all Letter of Credit Liability shall exceed the aggregate amount of the Commitments in effect from time to time. Each Borrowing shall be in an aggregate amount not less than (A) $10,000,000, in the case of a Borrowing consisting of Eurodollar Rate Advances and (B) $1,000,000, in the case of a Borrowing consisting of Base Rate Advances, or, in each case, in integral multiples of $1,000,000 in excess thereof and shall consist of Advances of the same Type made on the same day by the Lenders ratably according to their respective Commitments. Within the limits of each Lender's Commitment, the Borrower may from time to time borrow, prepay pursuant to Section 2.10 hereof and reborrow under this Section 2.01.

                (b) The Swing Line Advances. A Subsidiary Borrower may request the respective Swing Line Lender to make, and such Swing Line Lender shall on the terms and conditions hereinafter set forth, make Swing Line Advances in Dollars or the respective Alternative Currency to such Subsidiary Borrower from time to time on any Business Day during the period from the Effective Date until the Termination Date in an amount, when combined with all Swing Line Advances of all Swing Line Lenders, not to exceed the lesser of (i) the Swing Line Commitment then in effect and (ii) such Swing Line Lender's Commitment. Each Swing Line Advance shall be in an amount of $100,000 (or its equivalent in the respective Alternative Currency) or an integral multiple thereof and shall bear interest at a rate to be agreed on by the respective Subsidiary Borrower and the respective Swing Line Lender. Within the limits of the first sentence of this Section 2.01(b), the respective Subsidiary Borrower may borrow under this Section 2.01(b), repay pursuant to Section 2.05(b) hereof, prepay pursuant to
        Section 2.10(b) hereof and reborrow under this Section 2.01(b).

                SECTION 2.02 Making the Advances. (a) Each Borrowing shall be made on notice given not later than (i) 12:00 noon (New York City time) on the third Business Day prior to the date of the proposed Borrowing, if such proposed Borrowing consists of Eurodollar Rate Advances and (ii) 10:00 A.M. (New York City time) on the day of such proposed Borrowing, if such proposed Borrowing consists of Base Rate Advances, by the Borrower to the Agent, which shall give to each Lender prompt notice thereof by telecopier. Each such notice of a Borrowing (a "Notice of Borrowing") shall be by telecopier or telephone (and if by telephone, confirmed immediately in writing), in substantially the form of Exhibit A hereto, specifying therein the requested (i) date of such Borrowing,
(ii) Type of Advances comprising such Borrowing, (iii) aggregate amount of such Borrowing and (iv) in the case of a Borrowing comprised of Eurodollar Rate Advances, initial Interest Period for each such Advance. Each Lender shall, before 2:00 p.m. (New York City time) on the date of such Borrowing, make available for the account of its Applicable Lending Office to the Agent at its address referred to in Section 10.02 hereof, in same day funds, such Lender's ratable portion of such Borrowing. After the Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article V, the Agent will make such funds available to the Borrower at the Agent's aforesaid address.

                (b)     (i)     Each Swing Line Advance shall be made on such
        notice and on such terms (subject to the provisions of Section 2.05(b) hereof) as are agreed to from time to time between the respective Subsidiary Borrower and the respective Swing Line Lender. Upon fulfillment of the applicable conditions set forth in Article V, the respective Swing Line Lender will make such funds available to the respective Subsidiary Borrower. No later than 30 days after the end of each calendar quarter, each Swing Line Lender shall deliver to the Agent a report as to the outstanding amount of Swing Line Advances by such Swing Line Lender as of the end of such quarter and the identity of the respective Subsidiary Borrower. In addition, each Swing Line Lender will provide such information as to the Swing Line Advances made by such Swing Line Lender as is requested by the Agent from time to time.

                        (ii) Upon demand by the respective Swing Line Lender, with a copy of such demand to the Agent (which shall give prompt notice thereof to each Lender), each Lender shall purchase from such Swing Line Lender, and such Swing Line Lender shall sell and assign to each such Lender, such Lender's ratable share (as determined by reference to such Lender's Commitment Percentage) of any outstanding Swing Line Advance by such Swing Line Lender as of the date of such demand, by making available to the respective Swing Line Lender, an amount equal to such ratable share. If such Swing Line Advance is denominated in an Alternative Currency, the payment to be made by the Lenders pursuant to the preceding sentence shall be Converted into Dollars by the Swing Line Lender at a rate determined by such Swing Line Lender as provided in Section 3.12(a) hereof. Each Lender hereby agrees to purchase its ratable share of an outstanding Swing Line Advance on (A) the Business Day on which demand therefor is made by the respective Swing Line Lender so long as notice of such demand is given not later than one Business Day prior to such Business Day or (B) the first Business Day next succeeding such demand if notice of such demand is given after such time. The respective Subsidiary Borrower, hereby agrees to each such sale and assignment. Upon any such assignment by the respective Swing Line Lender to any Lender of a portion of a Swing Line Advance, the respective Swing Line Lender represents and warrants to such Lender that such Swing Line Lender is the legal and beneficial owner of such interest being assigned by it, but makes no other representation or warranty and assumes no responsibility with respect to such Swing Line Advance, the Loan Documents or any Loan Party. If and to the extent that any Lender shall not have so made its ratable share of any applicable Swing Line Advance available to the respective Swing Line Lender in accordance with the foregoing provisions of this Section 2.02(b)(ii), such Lender hereby agrees to pay to the respective Swing Line Lender forthwith on demand the amount of its ratable share, together with interest thereon, for each day from the date of demand by such Swing Line Lender therefor until the date such amount is paid to such Swing Line Lender, at the Federal Funds Rate. If such Lender shall pay to such Swing Line Lender the amount of its ratable share on any Business Day, such amount so paid in respect of principal shall constitute a Swing Line Advance made by such Lender on such Business Day for all purposes of this Agreement, and the outstanding principal amount of the Swing Line Advance made by the respective Swing Line Lender shall be reduced by such amount on such Business Day.

                        (iii) The obligation of each Lender to purchase its ratable share of each outstanding Swing Line Advance upon demand by the respective Swing Line Lender therefor pursuant to clause
                (ii) of this Section 2.02(b) shall be absolute, unconditional and irrevocable, and shall be made strictly in accordance with the terms of clause (ii) of this Section 2.02(b) under all circumstances, including, without limitation, the following circumstances:

                        (A) any lack of validity or enforceability of any Loan Document or any other agreement or instrument relating thereto;

                        (B) the existence of any claim, set-off, defense or other right that such Lender may have at any time against the respective Swing Line Lender, the respective Subsidiary Borrower or any other Person, whether in connection with the transactions contemplated by the Loan Documents or any unrelated transaction;

                        (C) the occurrence and continuance of any Default or Event of Default;

                        (D) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing; or

                        (E) the failure of the respective Subsidiary Borrower to comply with the applicable conditions set forth in
                Article V.

                (c) Anything in subsection (a) above to the contrary notwithstanding, the Borrower may not select Eurodollar Rate Advances for any Borrowing if the aggregate amount of such Borrowing is less than $1,000,000 multiplied by the number of Lenders.

                (d) Each Notice of Borrowing shall be irrevocable and binding on the Borrower or the respective Subsidiary Borrower, as the case may be. In the case of any Borrowing which the related Notice of Borrowing specifies is to be comprised of Eurodollar Rate Advances, the Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in such Notice of Borrowing for such Borrowing the applicable conditions set forth in Article V, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Eurodollar Rate Advance to be made by such Lender as part of such Borrowing when such Advance, as a result of such failure, is not made on such date.

                (e) Unless the Agent shall have received notice from a Lender (i) in the case of any Borrowing consisting of (A) Eurodollar Rate Advances or (B) Base Rate Advances for which the Notice of Borrowing is given other than on the date thereof, prior to the date of such Borrowing or (ii) in the case of any Borrowing consisting of Base Rate Advances for which the Notice of Borrowing is given on the date thereof, prior to the time at which such Lender is required to fund such Borrowing, which notice shall in either case state that such Lender will not make available to the Agent such Lender's ratable portion of such Borrowing, the Agent may assume that such Lender has made such portion available to the Agent on the date of such Borrowing in accordance with subsection (a) of this Section 2.02 and the Agent may, in reliance upon such assumption, make available to the Borrower or the respective Subsidiary Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Agent, such Lender and the Borrower or the respective Subsidiary Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower or the respective Subsidiary Borrower until the date such amount is repaid to the Agent at (x) in the case of the Borrower or the respective Subsidiary Borrower, the interest rate applicable at the time to Advances comprising such Borrowing and (y) in the case of such Lender, the Federal Funds Rate. If such Lender shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Lender's Advance as part of such Borrowing for purposes of this Agreement.

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

                (f) The failure of any Lender to make the Advance to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Borrowing.

                (g) The Borrower shall, if requested by any Lender, execute and deliver a promissory note, in substantially the form of Exhibit B hereto, payable to the order of such Lender in an original principal amount equal to such Lender's Commitment, duly executed by the Borrower.

                SECTION 2.03 Fees. (a) Facility Fee. The Borrower agrees to pay to the Agent for the account of each Lender a facility fee, from the date hereof in the case of each initial Lender and from the effective date specified in the Assumption Agreement or in the Assignment and Acceptance, respectively, pursuant to which it became Lender in the case of each other Lender until the Termination Date at a rate per annum equal to the Applicable Facility Fee in effect from time to time, (i) on the amount of such Lender's Commitment (computed without giving effect to any usage of the Commitment of such Lender), payable quarterly in arrears on the last day of each January, April, July and October and on the Termination Date; and (ii) on the aggregate amount of Letter of Credit Liability under all Letters of Credit that are outstanding beyond the Termination Date (regardless of the actual or deemed usage thereof) payable in arrears on the last day of each January, April, July and October after the Termination Date and on the first day after the Termination Date on which no Letters of Credit are outstanding.

                (b) Utilization Fee. The Borrower agrees to pay to the Agent for the account of each Lender a utilization fee, accruing, during all periods from and after the date hereof when the aggregate amount of outstanding Advances (including any outstanding Swing Line Advances) exceeds 25% of the aggregate Commitments (without regard to any usage thereof), at the rate of 0.25% per annum on the aggregate amount of Advances (including any Swing Line Advances) by such Lender outstanding from time to time during such periods, payable quarterly in arrears on the last day of each January, April, July and October and on the Termination Date.

                (c) Other Fees. The Borrower hereby agrees to pay the fees and charges referred to in that certain letter agreement, dated as of the date hereof, among the Borrower, the Issuing Banks and the Agent.

                SECTION 2.04 Reduction and Increase of the Commitments; Reduction and Increase of the Swing Line Commitment; Additional Issuing Banks.
(a) The Borrower shall have the right, upon at least three Business Days' notice to the Agent, to irrevocably terminate in whole or reduce ratably in part the unused portions of the respective Commitments of the Lenders, provided, that, after giving effect to such reduction, the Commitments are not less than the sum of the aggregate amount of all Letter of Credit Liability, the aggregate Swing Line Commitment then in effect (computed without giving regard to usage), and the then outstanding amount of all Borrowings; provided, further, that, each partial reduction shall be in the aggregate amount of $25,000,000 or an integral multiple of $1,000,000 in excess thereof.

                (b) Not more frequently than four times in any calendar year starting on the Effective Date, the Borrower shall have the right, upon at least three Business Days' notice to the Agent and the Swing Line Lenders to reduce in whole or in part the unused portion of the Swing Line Commitment or increase the amount of the Swing Line Commitment; provided, that, after giving effect to any such reduction, the Swing Line Commitment is not less than the outstanding amount of all Swing Line Advances; provided, further, that, each partial reduction or increase shall be in the amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof (or, in each case, the equivalent amount in the respective Alternative Currency), provided, further, that, the Swing Line Commitment, after giving effect to any increase thereof proposed herein, shall not exceed $75,000,000 and, together with the then outstanding aggregate amount of all Borrowings, the then outstanding Hedge Agreements Exposure and the then outstanding aggregate amount of all Letter of Credit Liability, shall not exceed the aggregate amount of the Commitments in effect from time to time and at the time of any proposed increase in the Swing Line Commitment and after giving effect thereto, no event has occurred and is continuing which constitutes an Event of Default or Default and, provided, further, that, the Agent shall record any such increase or decrease in the Swing Line Commitment in the Register.

                (c) Not more frequently than twice in any calendar year, the Borrower shall have the right prior to the Termination Date to (i) increase the amount of the Commitments of one or more Lenders (subject to the consent of such Lenders in their sole and absolute discretion),
        (ii) add one or more Assuming Lenders as Lenders (subject to the consent of the Agent and the Issuing Banks in their sole and absolute discretion) and (iii) increase the Issuing Commitment of an Issuing Bank (subject to the consent of such Issuing Bank in its sole and absolute discretion) (each such increase under clause (i), (ii) or (iii) being a "Commitment Increase"), on and subject to the following terms:

                        (i) The aggregate amount of the increase in the Commitments shall not exceed $100,000,000 after the date hereof;

                        (ii) The amount of each Commitment Increase by any Lender or any Assuming Lender shall be in a minimum amount of $25,000,000 or an integral multiple of $1,000,000 in excess thereof.

                        (iii) No proposed Commitment Increase shall occur unless each of the following requirements in respect thereof shall have been satisfied:

                        (A) The Agent shall have received from the Borrower an irrevocable written notice (a "Commitment Increase Notice"), dated not earlier than 60 days before the proposed Commitment Increase Effective Date (as defined below) therefor and not later than 30 days (or such shorter period agreed to by the Agent) before such proposed Commitment Increase Effective Date, that (1) specifies (w) (if applicable) the proposed Issuing Commitment increase of each Issuing Bank and/or of the Lenders which are to become Issuing Banks and the amount of each Issuing Bank's Issuing Commitment after giving effect thereto, (x) the aggregate amount of the proposed Commitment Increase, (y) the Lenders whose

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

                Commitments are to be increased by the proposed Commitment Increase and/or the Assuming Lenders which are to become Lenders and the amount by which each such Lender's Commitment is to be so increased and/or the amount of each such Assuming Lender's Commitment and (z) the date (the "Commitment Increase Effective Date") on which the proposed Commitment Increase shall become effective, and (2) has been signed by each Lender whose Commitment is to be increased, evidencing the consent of such Lender to the proposed Commitment Increase and each Issuing Bank whose Issuing Commitment is to be increased evidencing the consent of such Issuing Bank thereto and/or by each such Assuming Lender; and

                        (B) On and as of the Commitment Increase Effective Date of the proposed Commitment Increase (1) the following statements shall be true (and the giving of the applicable Commitment Increase Notice shall constitute a representation and warranty by the Borrower that on such Commitment Increase Effective Date such statements are true):

                                (x)     The representations and warranties
                        contained in Section 6.01 hereof are correct on and as of such Commitment Increase Effective Date before and after giving effect to the proposed Commitment Increase, as though made on and as of such date; and

                                (y) No event has occurred and is continuing, or would result from such Commitment Increase, which constitutes an Event of Default or Default; and

                                (z) the Agent shall have received such other approvals, opinions or documents as the Agent may reasonably request.

                        (iv) Promptly following its receipt of a Commitment Increase Notice in proper form, the Agent shall deliver copies thereof to each Lender and Issuing Bank. If, and only if, all of the terms, conditions and requirements specified in paragraphs
                (i) through (iv) are satisfied in respect of any proposed Commitment Increase on and as of the proposed Commitment Increase Effective Date thereof and in the case of each such Assuming Lender, an Assumption Agreement, duly executed by such Assuming Lender, the Agent and the Borrower, has been received by the Agent, then, as of such Commitment Increase Effective Date and from and after such date, (1) the Commitments of the Lenders consenting to such Commitment Increase shall be increased by the respective amounts specified in the Commitment Increase Notice pertaining thereto, (2) references herein to the amounts of the Lenders' respective Commitments shall refer to respective amounts giving effect to such Commitment Increase, and (3) each such Assuming Lender shall be a Lender and Issuing Bank, if applicable, for all purposes hereof, and the Agent shall record all relevant information with respect to such Assuming Lender and its Commitment and, if applicable, with respect to any increased Issuing Commitment of an Issuing Bank in the Register;

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

                        (v) It is understood that no Lender or Issuing Bank shall have any obligation whatsoever to agree to any request made by the Borrower for a Commitment Increase;

                        (vi) As part of such Commitment Increase, such Lender or Assuming Lender shall purchase assignments in the Advances and Commitments of the other Lenders so that after giving effect thereto, the percentage held by each Lender of the aggregate Commitments is the same as prior to such Commitment Increase and such Lender or Assuming Lender shall have acquired a ratable participation in all Swing Line Advances as contemplated by
                Section 2.02(b) hereof. In connection therewith, on each Commitment Increase Effective Date, (A) each Lender whose Commitment has been increased (each such Lender being an "Increasing Lender") shall, before 2:00 p.m. (New York City time) on such Commitment Increase Effective Date, make available for the account of its Applicable Lending Office to the Agent at the address specified in Section 10.02 hereof, in same day funds, an amount equal to the excess of (1) such Increasing Lender's ratable portion of the Advances then outstanding (calculated based on its Commitment as a percentage of the aggregate Commitments of the Lenders (including each such Assuming Lender) outstanding after giving effect to the relevant Commitment Increase) over (2) the aggregate principal amount of then outstanding Advances made by such Increasing Lender and (B) each such Assuming Lender shall before 2:00 p.m. (New York City time) on such Commitment Increase Effective Date, make available for the account of its Applicable Lending Office to the Agent at the address specified in Section 10.02 hereof in same day funds, an amount equal to such Assuming Lender's ratable portion of the Advances then outstanding (calculated based on its Commitment as a percentage of the aggregate Commitments of the Lenders (including each such Assuming Lender) outstanding after giving effect to the relevant Commitment Increase); and

                        (vii) After the Agent's receipt of such funds from each such Increasing Lender and such Assuming Lender, the Agent will promptly thereafter cause to be distributed like funds to the other Lenders for the account of their respective Applicable Lending Offices in an amount to each other Lender such that the aggregate amount of the outstanding Advances owing to each Lender (including each such Assuming Lender) after giving effect to such distribution equals such Lender's ratable portion of the Advances then outstanding (calculated based on its Commitment as a percentage of the aggregate Commitments of the Lenders outstanding after giving effect to the relevant Commitment Increase).

                (d) The Borrower may at any time, upon at least five Business Days' prior written notice to the Agent and the Lenders or as part of a proposed Commitment Increase pursuant to this Section 2.04, designate (i) as an Issuing Bank any Lender that has agreed in writing to act as an Issuing Bank and (ii) the Issuing Commitment of such Lender. Thereupon, any Lender so designated as an Issuing Bank shall thenceforth issue Letters of Credit on the terms and subject to the conditions herein, and the Agent shall record all relevant information with respect to such Lender as such Issuing Bank in the Register.

                SECTION 2.05 Repayment of Advances. (a) The Borrower shall repay in full the principal amount of each Advance made pursuant to Section 2.01(a) hereof owing to each Lender, together with accrued interest and fees thereon, on the Termination Date.

                (b) Swing Line Advances. The respective Subsidiary Borrower shall repay the respective Swing Line Lender and each Lender that has made a Swing Line Advance on the earlier of (i) the maturity date for each Swing Line Advance (which maturity shall be no later than 30 days after the date of such Advance) and (ii) the Termination Date, the principal amount of each such Swing Line Advance made by the Swing Line Lender and each such Lender and outstanding on such date.

                SECTION 2.06 Interest on Advances. The Borrower or the respective Subsidiary Borrower, as the case may be, shall pay interest on the unpaid principal amount of each Advance made by each Lender from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

                (a) Base Rate Advances. If such Advance is a Base Rate Advance, a rate per annum equal at all times to the sum of (x) the Base Rate in effect from time to time plus (y) the respective Applicable Margin in effect from time to time, payable quarterly on the last day of each April, July, October, and January and on the date such Base Rate Advance shall be Converted or paid in full; provided, that, any amount of principal which is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest, from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on such Advance immediately prior to the date on which such principal amount become due.

                (b) Eurodollar Rate Advances. If such Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during each Interest Period for such Advance to the sum of (x) the Eurodollar Rate for such Interest Period plus (y) the respective Applicable Margin in effect from time to time, payable on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day which occurs during such Interest Period every three months from the first day of such Interest Period; provided, that, any amount of principal which is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest, from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on such Advance (as if such Advance were a Base Rate Advance) immediately prior to the date on which such principal amount became due.

                (c) Swing Line Advances. If such Advance is a Swing Line Advance, a rate per annum as agreed upon by the respective Swing Line Lender and respective Subsidiary Borrower.

                SECTION 2.07 Additional Interest on Eurodollar Rate Advances. The Borrower shall pay to each Lender, so long as such Lender shall be required under regulations of the Board of Governors of the Federal Reserve System to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, additional interest on the unpaid principal amount of each Eurodollar Rate Advance of such Lender, from the date of such Advance until such principal amount is paid in full, at an interest rate per annum equal at all times to the remainder obtained by subtracting (i) the Eurodollar Rate for the Interest Period for such Advance from (ii) the rate obtained by dividing such Eurodollar Rate by a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage of such Lender for such Interest Period, payable on each date on which interest is payable on such Advance. Such additional interest shall be determined by such Lender and notified to the Borrower through the Agent.

                SECTION 2.08 Interest Rate Determination. (a) Each Reference Bank agrees to furnish to the Agent timely information for the purpose of determining the Eurodollar Rate. If any one or more of the Reference Banks shall not furnish such timely information to the Agent for the purpose of determining such interest rate, the Agent shall determine such interest rate on the basis of timely information furnished by the remaining Reference Banks. The Agent shall give prompt notice to the Borrower and the Lenders of the applicable interest rate determined by the Agent for purposes of Section 2.06(a) or (b) hereof, and the applicable rate, if any, furnished by each Reference Bank for the purpose of determining the applicable interest rate under Section 2.06(b) hereof.

                (b) If, with respect to any Eurodollar Rate Advances, the Majority Lenders notify the Agent that the Eurodollar Rate for any Interest Period for such Advances will not adequately reflect the cost to such Majority Lenders of making, funding or maintaining their respective Eurodollar Rate Advances for such Interest Period, the Agent shall forthwith so notify the Borrower and the Lenders, whereupon:

                        (i) each outstanding Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance, and

                        (ii) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

                (c) If the Borrower shall fail to select the duration of any Interest Period for any Eurodollar Rate Advances in accordance with the provisions contained in the definition of "Interest Period" in Section
        1.01 hereof, the Agent will forthwith so notify the Borrower and the Lenders and such Advances will automatically, on the last day of the then existing Interest Period therefor, Convert into Base Rate Advances.

                (d) On the date on which the aggregate unpaid principal amount of Advances comprising any Borrowing shall be reduced, by payment or prepayment or otherwise, to less than $1,000,000 multiplied by the number of Lenders, such Advances shall, if they are Advances of a Type other than Base Rate Advances, automatically Convert on the last day of the Interest Period with respect to such Advance into Base Rate Advances, and on and after such date the right of the Borrower to Convert such Advances into Advances of a Type other than Base Rate Advances shall terminate; provided, however, that if and so long as each such Advance shall be of the same Type and have the same Interest Period as Advances comprising another Borrowing or other Borrowings, and the aggregate unpaid principal amount of all such Advances shall equal or exceed $1,000,000 multiplied by the number of Lenders, the Borrower shall have the right to continue all such Advances as, or to Convert all such Advances into, Advances of such Type having such Interest Period.

                (e) Upon the occurrence and during the continuance of any Event of Default, (i) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, convert into a Base Rate Advance and (ii) the obligations of the Lenders to make, or to convert Advances into, Eurodollar Rate Advances will be suspended.

                (f) If fewer than two Reference Banks furnish timely information to the Agent for determining the Eurodollar Rate for any Eurodollar Rate Advances,

                        (i) the Agent shall forthwith notify the Borrower and the Lenders that the interest rate cannot be determined for such Eurodollar Rate Advances,

                        (ii) each such Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance (or if such Advance is then a Base Rate Advance, will continue as a Base Rate Advance), and

                        (iii) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

                SECTION 2.09 Voluntary Conversion of Advances. The Borrower may on any Business Day, upon notice given to the Agent not later than 12:00 noon (New York City time) on the third Business Day prior to the date of the proposed Conversion and subject to the provisions of Sections 2.08 and 2.12 hereof, Convert all Advances of one Type comprising the same Borrowing into Advances of another Type; provided, however, that any Conversion of any Eurodollar Rate Advances into Advances of another Type shall be made on, and only on, the last day of an Interest Period for such Eurodollar Rate Advances. Each such notice of a Conversion shall, within the restrictions specified above, specify (i) the date of such Conversion, (ii) the Advances to be Converted, and (iii) if such Conversion is into Eurodollar Rate Advances, the duration of the Interest Period for each such Advance.

                SECTION 2.10 Prepayments of Advances.

                (a) The Borrower may (i) upon at least two Business Days', in the case of Eurodollar Rate Advances and (ii) on the same Business Day, in the case of Base Rate Advances, notice to the Agent (to be received by the Agent prior to 12:00 noon (New

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

        York City time)) stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given the Borrower shall, prepay the outstanding principal amounts of the Advances comprising part of the same Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the principal amount prepaid (provided that any prepayment in connection with the termination and refinancing of this Agreement may be conditioned on the closing of such refinancing); provided, however, that
        (x) each partial prepayment shall be in an aggregate principal amount not less than $10,000,000 if made with respect to Eurodollar Rate Advances, or $1,000,000, if made with respect to Base Rate Advances, and in each case in $1,000,000 integral multiples in excess thereof and (y) in the case of any such prepayment of a Eurodollar Rate Advance, the Borrower shall be obligated to reimburse the Lenders in respect thereof pursuant to Section 10.04(b) hereof.

                (b) The right of any Subsidiary Borrower to prepay any Swing Line Advance shall be as set forth in an agreement between the respective Swing Line Lender and the respective Subsidiary Borrower.

                SECTION 2.11 Increased Costs. (a) If, due to either (i) the introduction of or any change at any time after the date of this Agreement (other than any change by way of imposition or increase of reserve requirements in the case of Eurodollar Rate Advances, included in the Eurodollar Rate Reserve Percentage) in or in the interpretation of any law or regulation or (ii) the compliance after the date of this Agreement with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost (other than an increase in taxes, which increase is dealt with exclusively in Article IV) to any Lender of agreeing to make or making, funding or maintaining Eurodollar Rate Advances, then the Borrower shall from time to time, upon demand by such Lender (with a copy of such demand to the Agent), pay to the Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost; provided, that, the Borrower shall have no obligation to reimburse any Lender for increased costs incurred more than 60 days prior to the date of such demand. A certificate as to the amount of such increased cost setting forth the basis for the calculation of such increased costs, submitted to the Borrower and the Agent by such Lender, shall be conclusive and binding for all purposes, absent manifest error.

                (b) If, at any time after the date of this Agreement, any Lender determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and that the amount of such capital is increased by or based upon the existence of such Lender's commitment to lend hereunder and other commitments of this type, then, upon demand by such Lender (with a copy of such demand to the Agent), the Borrower shall immediately pay to the Agent for the account of such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender or such corporation in the light of such circumstances, to the extent that such Lender reasonably determines such increase in capital to be allocable to the existence of such Lender's commitment to lend hereunder; provided, that, the Borrower shall have no obligation to pay such compensatory amounts that relate to an actual increase in the capital of such Lender undertaken by such Lender more than 60 days prior to the date of such demand. A certificate as to such amounts submitted to the Borrower and the Agent by such Lender and setting forth the basis for the calculation of such amount shall be conclusive and binding for all purposes, absent manifest error.

                (c) Without affecting its rights under Sections 2.11(a) or 2.11(b) hereof or any other provision of this Agreement, each Lender agrees that if there is any increase in any cost to or reduction in any amount receivable by such Lender with respect to which the Borrower would be obligated to compensate such Lender pursuant to Sections 2.11(a) or 2.11(b) hereof, such Lender shall use reasonable efforts to select an alternative Applicable Lending Office which would not result in any such increase in any cost to or reduction in any amount receivable by such Lender; provided, however, that no Lender shall be obligated to select an alternative Applicable Lending Office if such Lender determines that (i) as a result of such selection such Lender would be in violation of any applicable law, regulation, treaty, or guideline, or would incur additional costs or expenses or (ii) such selection would be inadvisable for regulatory reasons or inconsistent with the interests of such Lender.

                (d) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 2.11 shall survive the payment in full (after the Termination Date) of all Obligations.

                SECTION 2.12 Illegality. (a) Notwithstanding any other provision of this Agreement, if any Lender shall notify the Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful or impossible, or any central bank or other governmental authority asserts that it is unlawful, for any Lender or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or to fund or maintain Eurodollar Rate Advances hereunder, (i) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist and (ii) the Borrower shall forthwith prepay in full all Eurodollar Rate Advances of all Lenders then outstanding, together with interest accrued thereon, unless the Borrower, within five Business Days of notice from the Agent, Converts all Eurodollar Rate Advances of all Lenders then outstanding into Advances of another Type in accordance with Section 2.09 hereof.

                (b) Without affecting its rights under Section 2.12(a) hereof or under any other provision of this Agreement, each Lender agrees that if it becomes unlawful or impossible for such Lender to make, maintain or fund its Eurodollar Rate Advances as contemplated by this Agreement, such Lender shall use reasonable efforts to select an alternative Applicable Lending Office from which such Lender may maintain and give effect to its obligations under this Agreement with respect to making, funding and maintaining such Eurodollar Rate Advances; provided, however, that no Lender shall be obligated to select an alternative Applicable Lending Office if such Lender determines that
        (i) as a result of such selection such Lender would be in violation of any applicable law, regulation, or treaty, or would incur additional costs or expenses or (ii) such selection would be inadvisable for regulatory reasons or inconsistent with the interests of such Lender.

                SECTION 2.13 Borrower Guaranty.

                (a) Generally. The Swing Line Lenders may, from time to time, make Swing Line Advances for the account of each Subsidiary Borrower as provided herein, the Hedge Banks may, from time to time, enter into Hedge Agreements with one or more Hedge Subsidiaries and the Operating Lenders now have and hereafter may, from time to time, extend Operating Indebtedness to one or more Subsidiaries of the Borrower, provided, that, the repayment and other obligations of each such Subsidiary Borrower in respect of such Swing Line Advances and each Hedge Subsidiary in respect of such Hedge Agreements and of each such Subsidiary in respect of Operating Indebtedness are and remain unconditionally guaranteed by the Borrower pursuant to this Section 2.13.

                (b)     Guaranty.

                        (i) The Borrower hereby unconditionally and irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of the Subsidiary Borrowers now or hereafter existing under this Agreement with respect to the Swing Line Advances issued for the account of any of the Subsidiary Borrowers, including any extensions, modifications, substitutions, amendments and renewals thereof, whether for repayment obligations, interest, fees, expenses or otherwise (such obligations being the "Subsidiary Swing Line Obligations"), and agrees to pay any and all expenses (including reasonable counsel fees and expenses in accordance with Section
                10.04 hereof) incurred by the Swing Line Lenders or the Lenders in enforcing any rights hereunder with respect to the Subsidiary Swing Line Obligations. Without limiting the generality of the foregoing, the Borrower's liability shall extend to all amounts which constitute part of the Subsidiary Swing Line Obligations and would be owed by any Subsidiary Borrower to the Swing Line Lenders or the Lenders hereunder, or under the Swing Line Advances issued for the account of a Subsidiary Borrower, but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Subsidiary Borrower.

                        (ii) The Borrower hereby unconditionally and irrevocably guarantees the punctual payment when due of all obligations of the Hedge Subsidiaries now or hereafter existing under any Hedge Agreements entered into by a Hedge Subsidiary with a Hedge Bank, including any extensions, modifications, substitutions, amendments and renewals thereof (such obligations being the "Hedge Subsidiary Obligations"), and agrees to pay any and all expenses (including reasonable counsel fees and expenses in accordance with Section 10.04 hereof) incurred by the Hedge Banks in enforcing any rights thereunder with respect to the Hedge Subsidiary Obligations. Without limiting the generality of the foregoing, the Borrower's liability shall extend to all amounts which constitute part of the Hedge Subsidiary Obligations and would be owed by any

                Hedge Subsidiary to the respective Hedge Bank thereunder, but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Hedge Subsidiary.

                        (iii) The Borrower hereby unconditionally and irrevocably guarantees the punctual payment when due of all obligations of Subsidiaries of the Borrower now or hereafter existing under any Operating Indebtedness Agreement entered into by such Subsidiary with an Operating Lender, including any extensions, modifications, substitutions, amendments and renewals thereof such obligations being the "Subsidiary Operating Indebtedness Obligations", and agrees to pay any and all expenses (including reasonable counsel fees and expenses in accordance with Section 10.04 hereof) incurred by the Operating Lender in enforcing any rights thereunder with respect to the Subsidiary Operating Indebtedness Obligations. Without limiting the generality of the foregoing, the Borrower's liability shall extend to all amounts which constitute part of the Subsidiary Operating Indebtedness Obligations and would be owed by any such Subsidiary to the respective Operating Lender thereunder, but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Subsidiary.

                (c) Guaranty Absolute. The Borrower guarantees that the Subsidiary Swing Line Obligations, Hedge Subsidiary Obligations and Subsidiary Operating Indebtedness Obligations will be paid strictly in accordance with their respective terms, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Swing Line Lenders, the Lenders, the Hedge Banks or the Operating Lenders, respectively, with respect thereto. The obligations of the Borrower hereunder are independent of the Subsidiary Swing Line Obligations, Hedge Subsidiary Obligations and Subsidiary Operating Indebtedness Obligations and a separate action or actions may be brought and prosecuted against the Borrower to enforce the guaranty contained in this Section 2.13, irrespective of whether any action is brought against any Subsidiary Borrower or Hedge Subsidiary or Subsidiary of the Borrower party to an Operating Indebtedness Agreement or whether any Subsidiary Borrower or Hedge Subsidiary or such Subsidiary is joined in any such action or actions. The liability of the Borrower under the guaranty contained in this Section 2.13 shall be absolute and unconditional irrespective of:

                        (i) any lack of validity or enforceability of any of the Subsidiary Swing Line Obligations, Hedge Subsidiary Obligations, Subsidiary Operating Indebtedness Obligations or any agreement or instrument relating thereto against any Swing Line Borrower, Hedge Subsidiary, such Subsidiary of the Borrower or any other Person;

                        (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Subsidiary Swing Line Obligations or of the Hedge Subsidiary Obligations or of the Subsidiary Operating Indebtedness Obligations or any other amendment or waiver of or any consent to departure with respect to Swing Line Advances issued for the account of a Subsidiary Borrower or with

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

                respect to Hedge Agreements entered into by any Hedge Subsidiary or with respect to Operating Indebtedness Agreements entered into by any such Subsidiary of the Borrower including, without limitation, any increase in the Subsidiary Swing Line Obligations resulting from the Issuance of Swing Line Advances beyond the aggregate limitation specified in Section 2.01 hereof to any and all Subsidiary Borrowers or otherwise;

                        (iii) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Subsidiary Swing Line Obligations or of the Hedge Subsidiary Obligations or of the Subsidiary Operating Indebtedness Obligations;

                        (iv) any manner of application of collateral, or proceeds thereof, to all or any of the Subsidiary Swing Line Obligations or of the Hedge Subsidiary Obligations or of the Subsidiary Operating Indebtedness Obligations, or any manner of sale or other disposition of any collateral for all or any of the Subsidiary Swing Line Obligations or of the Hedge Subsidiary Obligations or of the Subsidiary Operating Indebtedness Obligations or any other assets of a Subsidiary Borrower or a Hedge Subsidiary or such Subsidiary of the Borrower;

                        (v) any change, restructuring or termination of the corporate structure or existence of a Subsidiary Borrower or a Hedge Subsidiary or such Subsidiary of the Borrower or any Subsidiary Borrower's or any Hedge Subsidiary's or any such Subsidiary's lack of corporate power or authority; or

                        (vi) any other circumstance which might otherwise constitute a defense available to, or a discharge of, a third party guarantor.

The guaranty provided in this Section 2.13 shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Subsidiary Swing Line Obligations or the Hedge Subsidiary Obligations or the Subsidiary Operating Indebtedness Obligations is rescinded or must otherwise be returned by any Swing Line Lender, any Lender, any Hedge Bank or any Operating Lender, respectively, upon the insolvency, bankruptcy or reorganization of a Subsidiary Borrower, a Hedge Subsidiary or any such Subsidiary of the Borrower, as the case may be, or otherwise, all as though such payment had not been made.

                (d) Waivers. The Borrower hereby waives, to the extent permitted by applicable law:

                        (i) any requirement that any Swing Line Lender or any Hedge Bank or any Operating Lender secure or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against any Subsidiary Borrower or any Hedge Subsidiary, any such Subsidiary of the Borrower or any other Person or any collateral;

                        (ii) any defense arising by reason of any claim or defense based upon an election of remedies by any Swing Line Lender, any Hedge Bank or any

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

                Operating Lender (including, without limitation, an election to nonjudicially foreclose on any real or personal property collateral) which in any manner impairs, reduces, releases or otherwise adversely affects its subrogation, reimbursement or contribution rights or other rights to proceed against any Subsidiary Borrower, Hedge Subsidiary, any such Subsidiary of the Borrower or any other Person or any collateral;

                        (iii) any defense arising by reason of the failure of any Subsidiary Borrower, any Hedge Subsidiary or any such Subsidiary of the Borrower to properly execute any letter of credit application and agreement or otherwise comply with applicable legal formalities;

                        (iv) any defense or benefits that may be derived from California Civil Code Sections 2808, 2809, 2810, 2819, 2845 or 2850, or California Code of Civil Procedure Sections 580a, 580d or 726, or comparable provisions of the laws of any other jurisdiction and all other suretyship defenses it would otherwise have under the laws of California or any other jurisdiction;

                        (v) any duty on the part of any Swing Line Lender, any Hedge Bank or any Operating Lender to disclose to the Borrower any matter, fact or thing relating to the business, operation or condition of any Subsidiary Borrower, any Hedge Subsidiary, any such Subsidiary of the Borrower, or its respective assets now known or hereafter known by any Swing Line Lender, any Hedge Bank or any Operating Lender;

                        (vi) all benefits of any statute of limitations affecting the Borrower's liability under or the enforcement of the guaranty provided in this Section 2.13 or any of the Subsidiary Swing Line Obligations, Hedge Subsidiary Obligations, or the Subsidiary Operating Indebtedness Obligations or any collateral;

                        (vii)   all setoffs and counterclaims;

                        (viii) promptness, diligence, presentment, demand for performance and protest;

                        (ix) notice of nonperformance, default, acceleration, protest or dishonor;

                        (x) except for any notice otherwise required by applicable laws that may not be effectively waived by the Borrower, notice of sale or other disposition of any collateral; and

                        (xi) notice of acceptance of the guaranty provided in this Section 2.13 and of the existence, creation or incurring of new or additional Subsidiary Swing Line Obligations, Hedge Subsidiary Obligations or Subsidiary Operating Indebtedness Obligations.

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

                (e) Notwithstanding any other provision of this Agreement to the contrary, it is understood and agreed by the parties hereto and by any Hedge Bank seeking to enforce the guaranty under this Section 2.13 or to otherwise obtain any benefit under this Section 2.13, that:

                        (A) to the extent that the Borrower is required to make any payment with respect to the obligations of a Hedge Subsidiary pursuant to the guaranty contained in this Section 2.13, such payment shall be governed by the provisions of
                Section 4.02 hereof by treating the recipient of such payment as a Lender Party that first became a party to this Agreement immediately prior to the receipt of such payment; and

                        (B) (i) any such Hedge Bank shall be bound by all the provisions of this Section 2.13, (ii) the Obligations under this Agreement in favor of the Lender Parties with respect to the Credit Agreement and the Obligations guaranteed under this
                Section 2.13 in favor of the Hedge Banks with respect to the Hedge Agreements entered into by the Hedge Subsidiaries are separate, (iii) no Lender Party shall have any claim hereunder or under any other Loan Document solely as a result of a claim by any Hedge Bank under this Section 2.13 or the Subsidiary Guaranty, and no Hedge Bank shall have any claim under this
                Section 2.13 solely as a result of a claim by any Lender Party hereunder or under any other Loan Document or by any other Hedge Bank under this Section 2.13 or the Subsidiary Guaranty, and
                (iv) with respect to the Obligations under the Hedge Agreements entered into by the Hedge Subsidiaries, the guaranty under this
                Section 2.13 shall operate in favor of only those Lenders or Affiliates of a Lender which are Hedge Banks Lenders prior to the termination of this Agreement, and then only with respect to the Obligations incurred under Hedge Agreements with Hedge Subsidiaries in effect prior to such termination.

                (f) Notwithstanding any other provision of this Agreement to the contrary, it is understood and agreed by the parties hereto and by any Operating Lender seeking to enforce the guaranty under this Section
        2.13 or to otherwise obtain any benefit under this Section 2.13, that:

                        (A) to the extent that the Borrower is required to make any payment with respect to the obligations of any of its Subsidiaries pursuant to the guaranty contained in this Section 2.13, such payment shall be governed by the provisions of
                Section 4.02 hereof by treating the recipient of such payment as a Lender Party that first became a party to this Agreement immediately prior to the receipt of such payment; and

                        (B) (i) any such Operating Lender shall be bound by all the provisions of this Section 2.13, (ii) the Obligations under this Agreement in favor of the Lender Parties with respect to the Credit Agreement and the Obligations guaranteed under this Section 2.13 in favor of the Operating Lenders with respect to the Operating Indebtedness Agreements entered into by the Subsidiaries of the Borrower are separate, (iii) no Lender Party shall have any claim hereunder or under any other Loan Document solely as a result of a claim by any Operating Lender under this Section 2.13 or the Subsidiary Guaranty, and no Operating Lender shall have any claim under this Section 2.13 solely as a result of a claim by any Lender Party hereunder or under any other Loan Document or by any other Operating Lender under this Section 2.13 or the Subsidiary Guaranty, and (iv) with respect to the Obligations under the Operating Indebtedness Agreements entered into by the Subsidiaries of the Borrower, the guaranty under this Section
                2.13 shall operate in favor of only those Lenders or Affiliates of a Lender which are Operating Lenders prior to the termination of this Agreement, and then only with respect to the Obligations incurred under Operating Indebtedness Agreements with such Subsidiaries in effect prior to such termination.

                SECTION 2.14 Subsidiary Borrowers. Any Subsidiary of the Borrower not a Subsidiary Borrower on the date hereof may become a "Subsidiary Borrower" hereunder by delivering to the Agent appropriate authorizations in respect of it entering into this Agreement, an agreement, in form and substance satisfactory to the Agent, wherein such Subsidiary agrees to be bound by all terms and provisions of this Agreement relating to Swing Line Advances to be made to such Subsidiary Borrower and delivers a written consent of the Borrower assenting to the inclusion of such Subsidiary as a "Subsidiary Borrower" hereunder. Unless objected to by the Majority Lenders within the 10 day period referred to below, such Subsidiary shall become a "Subsidiary Borrower" hereunder 10 days after the Agent notifies the Borrower that such agreement and consent are in form and substance satisfactory to it.

                                   ARTICLE III

                         AMOUNT AND TERMS OF LETTERS OF

                        CREDIT AND PARTICIPATIONS THEREIN

                SECTION 3.01 Letters of Credit. (a) Each Issuing Bank agrees, on the terms and conditions hereinafter set forth, to Issue for the account of the Borrower or any LC Subsidiary, one or more Letters of Credit (in an aggregate amount not in excess of the Issuing Commitment of such Issuing Bank) from time to time during the period from the date of this Agreement until the Termination Date in an aggregate undrawn amount not to exceed at any time the Commitments of the Lenders in effect at such time (inclusive of the Dollar equivalent of Letters of Credit Issued in an Alternative Currency), each such Letter of Credit (except Standby Letter of Credit) upon its Issuance to expire on or before the date which occurs one year from the date of its Issuance but in any event prior to the Termination Date; provided, however, that an Issuing Bank shall not be obligated to, and shall not, Issue any Letter of Credit if:

                        (i) after giving effect to the Issuance of such Letter of Credit, the sum of the then outstanding aggregate amount of all Letter of Credit Liability, the then outstanding principal amount of all Borrowings, the then outstanding Hedge Agreements Exposure and the aggregate Swing Line Commitment then in effect (computed without giving regard to usage) shall exceed the aggregate amount of the Commitments in effect from time to time;

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

                        (ii) after giving effect to the Issuance of such Letter of Credit, the then outstanding aggregate amount of all Letter of Credit Liability in respect of Letters of Credit Issued by such Issuing Bank shall exceed the Issuing Commitment of such Issuing Bank; or

                        (iii) the Agent or the Majority Lenders shall have notified the Issuing Banks and the Borrower that no further Letters of Credit are to be Issued by the Issuing Banks due to failure to meet any of the applicable conditions set forth in
                Article V, and such notice has not been withdrawn.

                (b) Each Issuing Bank shall provide to the Agent in writing, no later than 5 days after the end of each month, a report with respect to the outstanding Letters of Credit issued by such Issuing Bank, which report shall set forth the undrawn amount and drawn but unreimbursed amount as of the end of each day during that month of all such Letters of Credit. Promptly after receiving all of such reports, the Agent shall forward copies thereof to each Lender.

Within the limits of the obligations of the Issuing Banks set forth above and in
Section 3.02 hereof, the Borrower and each LC Subsidiary may request the Issuing Banks to Issue one or more Letters of Credit, reimburse the Issuing Banks for payments made thereunder pursuant to Section 3.04(a) hereof and request the Issuing Banks to Issue one or more additional Letters of Credit under this
Section 3.01.

                SECTION 3.02 Limitation on the Issuance of Letters of Credit Denominated in Alternative Currencies. The Issuing Banks shall not be obligated to, and shall not, Issue any Letter of Credit denominated in an Alternative Currency if, after giving effect to the Issuance of any Letter of Credit denominated in an Alternative Currency, the then outstanding aggregate amount of all Letter of Credit Liability with respect to all Letters of Credit denominated in an Alternative Currency equals or exceeds (on a Dollar equivalent basis) $75,000,000.

                SECTION 3.03 Issuing the Letters of Credit. Each Letter of Credit shall be Issued on notice from the Borrower or any LC Subsidiary, as the case may be, to the respective Issuing Bank as provided in the application and agreement governing such Letter of Credit specifying the date, amount, currency, expiry and beneficiary thereof and whether such Letter of Credit is a Trade Letter of Credit or Standby Letter of Credit and, if it is a Standby Letter of Credit, the amount of all Standby Letters of Credit then outstanding, accompanied by such documents as such Issuing Bank may specify to the Borrower or LC Subsidiary, as the case may be, in form and substance satisfactory to such Issuing Bank. On the date specified by the Borrower or LC Subsidiary, as the case may be, in such notice and upon fulfillment of the applicable conditions set forth in Section 3.01 hereof, such Issuing Bank will Issue such Letter of Credit and shall promptly notify the Agent thereof.

                SECTION 3.04 Reimbursement Obligations. (a) The Borrower or the appropriate LC Subsidiary, as the case may be, shall:

                        (i) pay to the respective Issuing Bank an amount equal to, and in reimbursement for, each amount which such Issuing Bank pays under any Letter of Credit not later than the date which occurs one Business Day after notice from the Issuing Bank to the Borrower or the appropriate LC Subsidiary of payment of such amount by such Issuing Bank under such Letter of Credit; and

                        (ii) pay to such Issuing Bank interest on any amount paid by such Issuing Bank under any Letter of Credit from the date on which such Issuing Bank pays such amount under any Letter of Credit until such amount is reimbursed in full to such Issuing Bank pursuant to clause (i) above, payable on demand, at a fluctuating rate per annum equal to 2% per annum above the rate per annum required to be paid on Base Rate Advances immediately prior to the date on which such Issuing Bank makes such payment under such Letter of Credit.

                (b) All amounts to be reimbursed to an Issuing Bank in accordance with subsection (a) above may, subject to the limitations set forth in Section 2.01 hereof (inclusive of the minimum borrowing limitations), be paid from the proceeds of Advances.

                SECTION 3.05 Participations Purchased by the Lenders. (a) On the date of Issuance of each Letter of Credit the respective Issuing Bank shall be deemed irrevocably and unconditionally to have sold and transferred to each Lender without recourse or warranty, and each Lender shall be deemed to have irrevocably and unconditionally purchased and received from such Issuing Bank, an undivided interest and participation, to the extent of such Lender's Commitment Percentage in effect from time to time, in such Letter of Credit and all Letter of Credit Liability relating to such Letter of Credit and all documents securing, guaranteeing, supporting, or otherwise benefiting the payment of such Letter of Credit Liability. The Agent or such Issuing Bank will notify each Lender promptly after the close of each calendar month of all Letters of Credit then outstanding and of their respective dates of Issue, outstanding amounts (on a Dollar equivalent basis) as at the end of such month, currency, expiry dates and reference numbers.

                (b)     In the event that any reimbursement obligation under
        Section 3.04(a) hereof is not paid when due to the respective Issuing Bank with respect to any Letter of Credit, such Issuing Bank shall promptly notify the Agent who shall promptly notify the Lenders of the amount of such reimbursement obligation (on a Dollar equivalent basis in the case of Letters of Credit denominated in an Alternative Currency) and each Lender shall pay to such Issuing Bank, in lawful money of the United States and in same day funds, an amount equal to such Lender's Commitment Percentage then in effect of the amount of such unpaid reimbursement obligation with such payment to be made on the date of notification to such Lender, if such notification is made prior to 12:00 noon (New York City time) on a Business Day and if such notification is made after 12:00 noon (New York City time) on a Business Day, such payment to be made on the immediately succeeding Business Day, and in each case with interest at the Federal Funds Rate for each day after such payment is due until such amount is paid to such Issuing Bank.

                (c) Promptly after the respective Issuing Bank receives a payment (including interest payments) on account of a reimbursement obligation with respect to any Letter of Credit, such Issuing Bank shall promptly pay to each Lender which funded its

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

        participation therein, in lawful money of the United States, the Dollar equivalent of funds so received, in an amount equal to such Lender's Commitment Percentage thereof.

                (d) Upon the request of any Lender, the Agent shall furnish, or cause the respective Issuing Bank to furnish, to such Lender copies of any outstanding Letter of Credit and any application and agreement for letter of credit as may be reasonably requested by such Lender.

                (e) The obligation of each Lender to make payments under subsection (b) above shall be unconditional and irrevocable and shall remain in effect after the occurrence of the Termination Date with respect to any Letter of Credit that was Issued by the respective Issuing Bank on behalf of the Borrower or any LC Subsidiary on or before the Termination Date and such payments shall be made under all circumstances, including, without limitation, any of the circumstances referred to in Section 3.07(b) hereof other than in connection with circumstances involving any willful misconduct or gross negligence of such Issuing Bank in Issuing a Letter of Credit or in determining whether documents presented under a Letter of Credit comply with the terms thereof.

                (f) If any payment received on account of any reimbursement obligation with respect to a Letter of Credit and distributed to a Lender as a participant under Section 3.05(c) hereof is thereafter recovered from the respective Issuing Bank in connection with any bankruptcy or insolvency proceeding relating to the Borrower or an LC Subsidiary, each Lender which received such distribution shall, upon demand by such Issuing Bank, repay to such Issuing Bank such Lender's ratable share of the amount so recovered together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered) of any interest or other amount paid or payable by such Issuing Bank in respect of the total amount so recovered.

                SECTION 3.06 Letter of Credit Fees.

                (a) Letter of Credit Fee. The Borrower hereby agrees to pay to the Agent for the account of each Lender (in accordance with its Commitment Percentage), a letter of credit fee at a rate per annum equal in the case of Trade Letters of Credit to the Applicable Letter of Credit Fee in effect from time to time, and in the case of Standby Letters of Credit, to the Applicable Margin applicable to Eurodollar Rate Advances in effect from time to time, on the maximum amount available to be drawn under each such Letter of Credit from time to time (the determination of such maximum amount to assume compliance with all conditions for drawing) from the date of Issuance of each such Letter of Credit until the expiry date of each such Letter of Credit, payable in arrears on the last day of each January, April, July and October prior to the expiry date of each such Letter of Credit and on the expiry date of each such Letter of Credit.

                (b) Issuing Bank Fees. The Borrower hereby agrees to pay to each Issuing Bank the fees and charges as agreed to from time to time by such Issuing Bank and the Borrower.

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

                SECTION 3.07 Indemnification; Nature of the Issuing Banks' Duties. (a) The Borrower agrees to indemnify and save harmless the Agent, the Issuing Banks and each Lender from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) which the Agent, the respective Issuing Bank or such Lender may incur or be subject to as a consequence, direct or indirect, of (i) the Issuance of any Letter of Credit or (ii) any action or proceeding relating to a court order, injunction, or other process or decree restraining or seeking to restrain an Issuing Bank from paying any amount under any Letter of Credit; provided, that, an Issuing Bank shall not be indemnified for any of the foregoing caused by its gross negligence or willful misconduct.

                (b) The obligations of the Borrower and each LC Subsidiary hereunder with respect to Letters of Credit shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms hereof under all circumstances, including, without limitation, any of the following circumstances:

                        (i) any lack of validity or enforceability of any Letter of Credit or this Agreement or any agreement or instrument relating thereto;

                        (ii) the existence of any claim, setoff, defense or other right which the Borrower or any LC Subsidiary may have at any time against the beneficiary, or any transferee, of any Letter of Credit, or the Issuing Banks, any Lender, or any other Person;

                        (iii) any draft, certificate, or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                        (iv) any lack of validity, effectiveness, or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part;

                        (v) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit or of the proceeds thereof;

                        (vi) any exchange, release or non-perfection of any collateral, or any release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any guarantee, for all or any of the obligations of the Borrower or an LC Subsidiary in respect of the Letters of Credit;

                        (vii) any change in the time, manner or place of payment of, or in any other terms of, all or any of the obligations of the Borrower or any LC Subsidiary in respect of the Letters of Credit or any other amendment or waiver of or any consent to departure from all or any of this Agreement;

                        (viii) any failure of the beneficiary of a Letter of Credit to strictly comply with the conditions required in order to draw upon any Letter of Credit;

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

                        (ix) any misapplication by the beneficiary of any Letter of Credit of the proceeds of any drawing under such Letter of Credit; or

                        (x) any other circumstance or happening whatsoever, whether or not similar to the foregoing;

provided, that, notwithstanding the foregoing, an Issuing Bank shall not be relieved of any liability it may otherwise have as a result of its gross negligence or willful misconduct.

                SECTION 3.08 Increased Costs. (a) Change in Law. If, at any time after the date of this Agreement, any change in any law or regulation or in the interpretation thereof by any court or administrative or governmental authority charged with the administration thereof shall either (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against letters of credit or guarantees issued by, or assets held by or deposits in or for the account of, the Issuing Banks or any Lender or (ii) impose on the Issuing Banks or any Lender any other condition regarding this Agreement or the Letters of Credit or any collateral thereon, and the result of any event referred to in clause (i) or (ii) above shall be to increase the cost (other than an increase in taxes, which increase is dealt with exclusively in Article IV) to such Issuing Bank or such Lender of issuing or maintaining, funding or purchasing participations in the Letters of Credit, then, upon demand by such Issuing Bank or such Lender (with a copy of such demand to the Agent), the Borrower shall pay to the Agent for the account of such Issuing Bank or such Lender, from time to time as specified by such Issuing Bank or such Lender, additional amounts sufficient to compensate such Issuing Bank or such Lender for such increased cost; provided, that, the Borrower shall have no obligation to reimburse an Issuing Bank or any Lender for increased costs incurred more than 60 days prior to the date of such demand. A certificate as to the amount of such increased cost setting forth the basis for the calculation of such increased costs, submitted by an Issuing Bank or a Lender to the Borrower, shall be conclusive and binding for all purposes, absent manifest error.

                (b) Capital. If, at any time after the date of this Agreement, an Issuing Bank or any Lender determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Issuing Bank or such Lender or any corporation controlling such Issuing Bank or such Lender and that the amount of such capital is increased by or based upon the existence of such Issuing Bank's or Lender's commitment hereunder and other commitments of this type or the issuance of (or commitment to purchase of participations in) the Letters of Credit (or similar contingent obligations), then, upon written demand by such Issuing Bank or such Lender (with a copy of such demand to the Agent), the Borrower shall pay to the Agent for the account of such Issuing Bank or such Lender, from time to time as specified by such Issuing Bank or such Lender, additional amounts sufficient to compensate such Issuing Bank or such Lender or such corporation in the light of such circumstances, to the extent that such Issuing Bank or such Lender reasonably determines such increase in capital to be allocable to the existence of such Issuing Bank's or such Lender's commitment hereunder; provided, that, the Borrower shall have no obligation to pay such compensatory amounts that relate to an actual increase in the capital of such Issuing Bank or such Lender undertaken by such Issuing

        Bank or such Lender more than 60 days prior to the date of such demand. A certificate as to such amounts setting forth the basis for the calculation of such amount submitted to the Borrower and the Agent by an Issuing Bank or a Lender shall be conclusive and binding for all purposes, absent manifest error.

                (c) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 3.08 shall survive the payment in full (after the Termination Date) of all Obligations.

                (d) Without affecting its rights under Sections 3.08(a) or 3.08(b) or any other provision of this Agreement, the Issuing Banks and each Lender agree that if there is any increase in any cost to or reduction in any amount receivable by the respective Issuing Bank or Lender with respect to which the Borrower would be obligated to compensate such Lender pursuant to Sections 3.08(a) or 3.08(b) hereof, the respective Issuing Bank or Lender shall use reasonable efforts to select an alternative issuing office or Applicable Lending Office, as the case may be, which would not result in any such increase in any cost to or reduction in any amount receivable by such Issuing Bank or such Lender; provided, however, that the Issuing Banks and each Lender shall not be obligated to select an alternative issuing office or Applicable Lending Office if the respective Issuing Bank or such Lender determines that (i) as a result of such selection such Issuing Bank or such Lender would be in violation of any applicable law, regulation, treaty, or guideline, or would incur additional costs or expenses or (ii) such selection would be inadvisable for regulatory reasons or inconsistent with the interests of such Issuing Bank or such Lender.

                SECTION 3.09 Uniform Customs and Practice. The Uniform Customs and Practice for Documentary Credits as most recently published by the International Chamber of Commerce ("UCP") shall in all respects be deemed a part of this Article III as if incorporated herein and shall apply to the Letters of Credit.

                SECTION 3.10 Reductions and Increases in Issuing Commitment. (a) The Borrower shall have the right, upon at least three Business Days' notice to the Issuing Banks and the Agent, to irrevocably reduce in whole or in part an Issuing Bank's Issuing Commitment, provided, that, each partial reduction shall be in the aggregate amount of $25,000,000 or an integral multiple of $1,000,000 in excess thereof and no such reduction shall reduce such Issuing Bank's Issuing Commitment below the then outstanding aggregate amount of all Letter of Credit Liability in respect of Letters of Credit Issued by such Issuing Bank.

                (b) The Borrower may at any time, upon at least five Business Days' prior written notice to the respective Issuing Bank and the Agent, increase the Issuing Commitment of an Issuing Bank and at the same time reduce by an equivalent amount the Issuing Commitment of one or more of the other Issuing Banks; provided, that such notice is consented to by each Issuing Bank affected by such increase and decrease and provided, further, that the Agent shall record each such increase and decrease of the Issuing Commitment of the respective Issuing Bank in the Register.

                SECTION 3.11 Existing Letters of Credit. There currently are outstanding certain Standby Letters of Credit issued pursuant to the Existing Credit Agreement (collectively,

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the "Existing Letters of Credit"), the outstanding balance of each of which is set forth on Schedule IV hereto (as such Schedule may be modified between the date hereof and the fifth Business Day after the Effective Date). From and after the date hereof and upon fulfillment of the conditions to initial Issuance specified in Section 5.01 hereof, each such Existing Letter of Credit shall be deemed and treated for all purposes hereof (including, without limitation, the calculation of fees payable under Section 3.06 hereof, and calculating the usage of the respective Issuing Bank's commitment under Section 3.01 hereof) as a "Letter of Credit" hereunder, any participation interest existing prior to the date hereof of any Lender in such Existing Letters of Credit shall, without further action on its part, be deemed extinguished in full and each Lender, without further act on its part, shall be deemed to have purchased a participation in each such Existing Letter of Credit as provided in Section 3.05 hereof in accordance with its Commitment Percentage.

                SECTION 3.12 Currency Provisions.

                (a) Equivalents. For purposes of the provisions of Article II and III, (i) the equivalent in Dollars of any Alternative Currency shall be determined by using the mean of the bid and offer quoted spot rates at which the respective Issuing Bank's or Swing Line Lender's principal office in New York, New York offers to exchange Dollars for such Alternative Currency in New York, New York at 11:00 A.M. (New York City time) on the Business Day on which such equivalent is to be determined and (ii) the equivalent in any Alternative Currency of Dollars shall be determined by using the mean of the bid and offer quoted spot rates at which such Issuing Bank's or Swing Line Lender's principal office in New York, New York offers to exchange such Alternative Currency for Dollars in New York, New York at 11:00 A.M. (New York City time) on the Business Day on which such equivalent is to be determined.

                (b) Issuing Banks' Commitment/Lenders' Commitments. For purposes of determining the unused portion of an Issuing Bank's Issuing Commitment specified in Section 3.01 and of each Lender's Commitment, the equivalent in Dollars of each Letter of Credit issued by an Issuing Bank in an Alternative Currency as determined on the date of the Issuance of such Letter of Credit shall be the amount of such Issuing Bank's Issuing Commitment used in connection with the Issuance of such Letter of Credit and the resulting proportionate amount of each Lender's Commitment used, such reduction to be calculated in accordance with its Commitment Percentage. Further adjustments shall be made with respect to the unused portion of an Issuing Bank's Issuing Commitment to Issue Letters of Credit and each such Lender's Commitment based upon fluctuations thereafter in the value of the Alternative Currency of such Letter of Credit as provided in subsection (c) below.

                (c) Mark to Market. If, on any day, the equivalent in Dollars of the aggregate face amount of all Letters of Credit then outstanding (less the aggregate amount of cash collateral held by all the Issuing Banks with respect to outstanding Letters of Credit) exceeds the total of (x) the Commitments then in effect minus (y) the sum of the then outstanding aggregate amount of all Borrowings and the aggregate Swing Line Commitment then in effect (computed without giving regard to usage), the Borrower shall, upon demand by the Agent, immediately deposit into the L/C Collateral Account

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

        (as defined in the Security Agreement) held by the Collateral Agent, in Dollars, (i) the Dollar amount of such excess plus (ii) a Dollar amount equal to the lesser of (A) $1,000,000 and (B) 10% of the Dollar equivalent of all then existing Letter of Credit Liability relating to Letters of Credit denominated in Alternative Currencies, which amount shall be held by the Collateral Agent in accordance with the terms of the Security Agreement as cash collateral for the Borrowers' and LC Subsidiaries' obligations with respect to outstanding Letters of Credit. Amounts on deposit with the Collateral Agent as cash collateral in the L/C Collateral Account shall be invested as provided in the Security Agreement and shall (so long as no Default has occurred and is continuing) be released to the Borrower (1) if the Termination Date has not occurred, on the date on which the aggregate of all Letter of Credit Liability does not exceed 99% of the aggregate amount of the Commitments then in effect (without regard to any usage thereof) minus the sum of the then outstanding aggregate amount of all Borrowings and the aggregate Swing Line Commitment then in effect (computed without giving regard to usage), or (2) if the Termination Date has occurred, in accordance with Section 3.15 hereof.

                (d) Monthly Report. Each Issuing Bank, on the last Business Day of each month until the Termination Date, shall calculate the Letter of Credit Liability on such date (converting any amounts of the Letter of Credit Liability which are denominated in an Alternative Currency to Dollars for purposes of such calculation) and shall promptly send notice of such Letter of Credit Liability to the Agent, the Borrower and each Lender, and the Agent shall then determine the excess amount, if any, referred to in the first sentence of Section 3.12(c) above and shall promptly inform the Borrower of such amount and the Borrower shall promptly upon receipt thereof make the payments provided for in Section 3.12(c) above if applicable.

                SECTION 3.13 Borrower Guaranty.

                (a) Generally. The Issuing Banks may, from time to time, Issue Letters of Credit for the account of each LC Subsidiary provided, that, the reimbursement and other obligations of each such LC Subsidiary are and remain unconditionally guaranteed by the Borrower pursuant to this Section 3.13.

                (b) Guaranty. The Borrower hereby unconditionally and irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of the LC Subsidiaries now or hereafter existing under this Agreement with respect to Letters of Credit issued for the account of any of the LC Subsidiaries, including any extensions, modifications, substitutions, amendments and renewals thereof, whether for reimbursement obligations, interest, fees, expenses or otherwise (such obligations being the "Subsidiary LC Obligations"), and agrees to pay any and all expenses (including reasonable counsel fees and expenses in accordance with Section 10.04 hereof) incurred by the Issuing Banks or the Lenders in enforcing any rights hereunder with respect to the Subsidiary Obligations. Without limiting the generality of the foregoing, the Borrower's liability shall extend to all amounts which constitute part of the Subsidiary LC Obligations and would be owed by any LC Subsidiary to the Issuing Banks or the Lenders hereunder, or under the Letters of Credit issued for the account of an LC Subsidiary, but for the fact that they are unenforceable or

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

        not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such LC Subsidiary.

                (c) Guaranty Absolute. The Borrower guarantees that the Subsidiary LC Obligations will be paid strictly in accordance with the terms hereof regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Issuing Banks or the Lenders with respect thereto. The obligations of the Borrower hereunder are independent of the Subsidiary LC Obligations and a separate action or actions may be brought and prosecuted against the Borrower to enforce the guaranty contained in this Section 3.13, irrespective of whether any action is brought against any LC Subsidiary or whether any LC Subsidiary is joined in any such action or actions. The liability of the Borrower under the guaranty contained in this Section 3.13 shall be absolute and unconditional irrespective of:

                        (i) any lack of validity or enforceability of any of the Subsidiary LC Obligations or any agreement or instrument relating thereto against any LC Subsidiary or any other Person;

                        (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Subsidiary Obligations, or any other amendment or waiver of or any consent to departure herefrom with respect to Letters of Credit issued for the account of an LC Subsidiary including, without limitation, any increase in the Subsidiary LC Obligations resulting from the Issuance of Letters of Credit beyond the aggregate limitation specified in Section 3.01 hereof to any and all LC Subsidiaries or otherwise;

                        (iii) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Subsidiary Obligations;

                        (iv) any manner of application of collateral, or proceeds thereof, to all or any of the Subsidiary Obligations, or any manner of sale or other disposition of any collateral for all or any of the Subsidiary LC Obligations or any other assets of an LC Subsidiary;

                        (v) any change, restructuring or termination of the corporate structure or existence of an LC Subsidiary or any LC Subsidiary's lack of corporate power or authority; or

                        (vi) any other circumstance which might otherwise constitute a defense available to, or a discharge of, a third party guarantor.

The guaranty provided in this Section 3.13 shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Subsidiary LC Obligations is rescinded or must otherwise be returned by the Issuing Banks or any Lender upon the insolvency, bankruptcy or reorganization of an LC Subsidiary or otherwise, all as though such payment had not been made.

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

                (d) Waivers. The Borrower hereby waives, to the extent permitted by applicable law:

                        (i) any requirement that the Issuing Banks or any Lender secure or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against any LC Subsidiary or any other Person or any collateral;

                        (ii) any defense arising by reason of any claim or defense based upon an election of remedies by the Issuing Banks or any Lender (including, without limitation, an election to nonjudicially foreclose on any real or personal property collateral) which in any manner impairs, reduces, releases or otherwise adversely affects its subrogation, reimbursement or contribution rights or other rights to proceed against any LC Subsidiary or any other Person or any collateral;

                        (iii) any defense arising by reason of the failure of any LC Subsidiary to properly execute any letter of credit application and agreement or otherwise comply with applicable legal formalities;

                        (iv) any defense or benefits that may be derived from California Civil Code Sections 2808, 2809, 2810, 2819, 2845 or 2850, or California Code of Civil Procedure Sections 580a, 580d or 726, or comparable provisions of the laws of any other jurisdiction and all other suretyship defenses it would otherwise have under the laws of California or any other jurisdiction;

                        (v) any duty on the part of the Issuing Banks or any Lender to disclose to the Borrower any matter, fact or thing relating to the business, operation or condition of any LC Subsidiary and its respective assets now known or hereafter known by the Issuing Banks or any Lender;

                        (vi) all benefits of any statute of limitations affecting the Borrower's liability under or the enforcement of the guaranty provided in this Section 3.13 or any of the Subsidiary LC Obligations or any collateral;

                        (vii)   all setoffs and counterclaims;

                        (viii) promptness, diligence, presentment, demand for performance and protest;

                        (ix) notice of nonperformance, default, acceleration, protest or dishonor;

                        (x) except for any notice otherwise required by applicable laws that may not be effectively waived by the Borrower, notice of sale or other disposition of any collateral; and

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

                        (xi) notice of acceptance of the guaranty provided in this Section 3.13 and of the existence, creation or incurring of new or additional Subsidiary Obligations.

                SECTION 3.14 Dollar Payment Obligation. Notwithstanding any other term or provision hereof to the contrary, if the Borrower or any LC Subsidiary fails to reimburse the respective Issuing Bank for any payment made by such Issuing Bank under a Letter of Credit denominated in an Alternative Currency by the close of business on the Business Day when due at the Payment Office specified for such reimbursement payment, then the payment made by such Issuing Bank in such Alternative Currency shall be converted into Dollars (the "Dollar Payment Amount") by such Issuing Bank as provided for herein, and each of the Borrower and each LC Subsidiary for whose account such Letter of Credit was Issued agrees that it shall be unconditionally obligated to, and shall immediately, reimburse such Issuing Bank the Dollar Payment Amount at such Issuing Bank's then Payment Office for Dollars.

                SECTION 3.15 Applications; Survival of Provisions; Cash Collateral. This Agreement shall control over any provision of any application and agreement for Letters of Credit to the contrary, but additive or supplemental provisions of any such application and agreement shall apply to each Letter of Credit Issued pursuant to such application and agreement. The provisions in this Article shall survive the Termination Date in respect of all Letters of Credit outstanding thereafter. On the Termination Date, the Borrower shall deposit into the L/C Collateral Account (as defined in the Security Agreement) held by the Collateral Agent cash (in Dollars) in an amount equal to the undrawn amount of all Letters of Credit as security for the reimbursement of drawings thereunder which shall be used to reimburse the respective Issuing Bank promptly upon a drawing under its respective Letter of Credit, with the respective portion thereof to be returned to the Borrower when the respective Letter of Credit expires, and in connection therewith the Borrower shall execute all documents as reasonably requested by the Collateral Agent in accordance with the Security Agreement.

                SECTION 3.16 LC Subsidiaries. Any Subsidiary of the Borrower not an LC Subsidiary on the date hereof may become an "LC Subsidiary" hereunder by delivering to the respective Issuing Bank (which shall promptly forward a copy thereof to each Lender and the Agent) an agreement, in form and substance satisfactory to such Issuing Bank, wherein such Subsidiary agrees to be bound by all terms and provisions of this Agreement relating to Letters of Credit to be issued for the account of such Subsidiary and delivers a written consent of the Borrower assenting to the inclusion of such Subsidiary as an "LC Subsidiary" hereunder. Unless objected to by the Majority Lenders within the 10 day period referred to below, such Subsidiary shall become an "LC Subsidiary" hereunder 10 days after such Issuing Bank notifies the Borrower that such agreement and consent are in form and substance satisfactory to it; provided, that, no Subsidiary shall become an "LC Subsidiary" until such Issuing Bank shall have notified the Borrower in writing that such agreement and consent are in form and substance satisfactory to such Issuing Bank.

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

                                   ARTICLE IV

                        PAYMENTS, TAXES, EXTENSIONS, ETC.

                SECTION 4.01 Payments and Computations/Borrowings. (a) Except as otherwise provided in Section 4.02 hereof, the Borrower and each Subsidiary Borrower, as the case may be, shall make each payment hereunder with respect to
Article II, the Advances, the Lenders and the Agent free and clear of all claims, charges, offsets or deductions whatsoever not later than 12:00 noon (New York City time) on the day when due in U.S. dollars to the Agent at its address referred to in Section 10.02 hereof in same day funds. The Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest or facility or utilization fees ratably (other than amounts payable pursuant to Sections 2.04(c), 2.07, 2.11 or 4.02 hereof) to the Lenders for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to such Lender to be distributed to the appropriate Lender or Lenders and applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to
Section 10.07(d) hereof, from and after the effective date specified in such Assignment and Acceptance, the Agent shall make all payments hereunder in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

                (b) The Borrower, each Subsidiary Borrower and each LC Subsidiary hereby authorize the Agent and each Lender if and to the extent payment owed to the Agent or such Lender is not paid when due hereunder to charge from time to time against any or all of the Borrower's, such Subsidiary Borrower's or such LC Subsidiary's accounts with the Agent or such Lender any amount so due (it being understood and agreed that, notwithstanding anything in this Agreement or any of the other Loan Documents to the contrary, accounts, deposits, sums, securities or other property of any Foreign Subsidiary or of any Subsidiary of a Foreign Subsidiary (including any Foreign Subsidiary or any Subsidiary of a Foreign Subsidiary that is a Subsidiary Borrower or LC Subsidiary) will not serve at any time, directly or indirectly, to collateralize or otherwise offset the Obligations of the Borrower or any Domestic Subsidiary, and, in addition, unless otherwise agreed to by the Borrower, the accounts, deposits, sums, securities or other property of a Foreign Subsidiary or Subsidiary of a Foreign Subsidiary will only serve to collateralize or offset the Obligations of another Foreign Subsidiary or Subsidiary of a Foreign Subsidiary that is a Subsidiary Borrower or LC Subsidiary if such former Foreign Subsidiary or Subsidiary of a Foreign Subsidiary is owned by such latter Foreign Subsidiary or Subsidiary of a Foreign Subsidiary that is a Subsidiary Borrower or LC Subsidiary).

                (c) All computations of interest based on the Base Rate and of facility fees shall be made by the Agent on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest relating to utilization fees, or based on the Eurodollar Rate or the Federal Funds Rate shall be made by the Agent, and all computations of interest pursuant to Section 2.07 hereof shall be made by a Lender, on the basis of a year of 360 days, in each case for the actual number of days (including the first day but

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

        excluding the last day) occurring in the period for which such interest or fees are payable. Each determination by the Agent (or, in the case of Section 2.07 hereof, by a Lender) of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

                (d) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or facility or utilization fee, as the case may be; provided, however, if such extension would cause payment of interest on or principal of Eurodollar Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

                (e) Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Lender or Lenders hereunder that the Borrower or such Subsidiary Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to such Lender or Lenders on such due date an amount equal to the amount then due such Lender or Lenders. If and to the extent that the Borrower shall not have so made such payment in full to the Agent, each such Lender shall repay to the Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Agent, at the Federal Funds Rate.

                SECTION 4.02 Taxes/Borrowings. (a) Any and all payments by the Borrower and each Subsidiary Borrower hereunder shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender Party and the Agent, taxes imposed on its overall net income, and franchise taxes imposed on such Lender Party or the Agent, by the jurisdiction under the laws of which such Lender Party or the Agent (as the case may be) is organized or any political subdivision thereof and, in the case of each Lender Party, taxes imposed on its overall net income, and franchise taxes imposed on such Lender Party, by the jurisdiction of such Lender Party's Applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower or any Subsidiary Borrower shall be required by applicable Requirements of Law to deduct any Taxes from or in respect of any sum payable under any Loan Document to any Lender Party or the Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.02) such Lender Party or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower and such Subsidiary Borrower shall make such deductions, (iii) the Borrower or respective Subsidiary Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Requirements of Law and (iv) as soon as practicable after the date of any payment of Taxes, the Borrower or respective Subsidiary Borrower shall furnish to the Agent, at its address referred to in Schedule I-B, the original or a certified copy of a receipt evidencing payment

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

thereof, to the extent such a receipt is issued therefore, or other evidence of payment thereof that is reasonably satisfactory to the Agent.

                (b) In addition, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, performance under or otherwise with respect to, this Agreement or the Letters of Credit (hereinafter referred to as "Other Taxes").

                (c) The Borrower or the respective Subsidiary Borrower will indemnify each of the Lender Parties and the Agent for the full amount of Taxes and Other Taxes (including, without limitation, any taxes of any kind imposed or asserted by any jurisdiction on amounts payable under this Section 4.02) imposed on or paid by such Lender Party or the Agent (as the case may be) and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. A reimbursement shall be made within 30 days from the date such Lender Party or the Agent (as the case may be) makes written demand therefor. The Agent and each Lender Party, as the case may be, shall give prompt (within 10 Business Days) notice to the Borrower of the payment by the Agent or such Lender Party, as the case may be, of such amounts payable by the Borrower under the indemnity set forth in this subsection (c), and of the assertion by any governmental or taxing authority that such amounts are due and payable, but the failure to give such notice shall not affect the Borrower's or any Subsidiary Borrower's obligations hereunder to reimburse the Agent and each Lender Party for such Taxes or Other Taxes or taxes imposed or asserted on amounts payable under this Section 4.02, except that neither the Borrower nor any Subsidiary Borrower shall be liable for penalties or interest accrued or incurred after such 10 Business Day period until such time as it receives the notice contemplated above, after which time it shall be liable for interest and penalties accrued or incurred prior to or during such 10 Business Day period and accrued or incurred after such receipt. Neither the Borrower nor any Subsidiary Borrower shall be liable for any penalties, interest, expense or other liability with respect to such Taxes or Other Taxes after it has reimbursed the amount thereof to the Agent or the appropriate Lender Party.

                (d) Each Lender Party organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each initial Lender Party and on the date of the Assignment and Acceptance pursuant to which it becomes a Lender Party in the case of each other Lender Party, and from time to time thereafter if requested in writing by the Borrower (but only so long as such Lender Party remains lawfully able to do so), shall provide the Borrower with Internal Revenue Service form W-8BEN or W-8ECI, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender Party is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest payable by the Borrower or certifying that the interest is effectively connected with the conduct of a trade or business in the United States. Similarly, with respect to each Subsidiary Borrower organized under the laws of a jurisdiction outside of the United States, each Lender Party, on or

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

        prior to the date of its execution and delivery of this Agreement in the case of each initial Lender Party and on the date of the Assignment and Acceptance pursuant to which it becomes a Lender Party in the case of each other Lender Party, and from time to time thereafter if requested in writing by the Borrower or such Subsidiary Borrower (but only so long as such Lender Party remains lawfully able to do so), shall provide the Borrower or such Subsidiary Borrower with appropriate documentation certifying applicable exemptions from withholding tax imposed by any jurisdiction on payments of interest payable by such Subsidiary Borrower. If the forms provided by a Lender Party at the time such Lender Party first becomes a party to this Agreement indicate a withholding tax (including, without limitation, United States interest withholding tax) rate in excess of zero, withholding tax at such rate shall be considered excluded from "Taxes" unless and until such Lender Party provides the appropriate forms certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such forms; provided however, that, if at the date of the Assignment and Acceptance pursuant to which a Lender Party becomes a party to this Agreement, the Lender Party assignor was entitled to payments under subsection (a) of this Section 4.02 in respect of withholding tax with respect to interest paid at such date, then, to such extent, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includible in Taxes) withholding tax, if any, applicable with respect to the Lender Party assignee on such date.

                (e) For any period with respect to which a Lender Party has failed to provide the Borrower or any Subsidiary Borrower with the appropriate form described in Section 4.02(d) hereof (other than if such failure is due to a change in law occurring subsequent to the date on which a form originally was required to be provided, or if such form otherwise is not required under the first two sentences of subsection
        (d) above), such Lender Party shall not be entitled to indemnification under Section 4.02(a) hereof with respect to Taxes imposed by any jurisdiction (including, without limitation, the United States); provided, however, that should a Lender Party become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as the Lender Party shall reasonably request to assist the Lender Party to recover such Taxes.

                (f) Without affecting its rights under this Section 4.02 or any provision of this Agreement, each Lender Party agrees that if any Taxes or Other Taxes are imposed and required by law to be paid or to be withheld from any amount payable to any Lender Party or its Applicable Lending Office with respect to which the Borrower or any Subsidiary Borrower would be obligated pursuant to this Section 4.02 to increase any amounts payable to such Lender Party or to pay any such Taxes or Other Taxes, such Lender Party shall use reasonable efforts to select an alternative Applicable Lending Office which would not result in the imposition of such Taxes or Other Taxes; provided, however, that no Lender Party shall be obligated to select an alternative Applicable Lending Office if such Lender Party determines that (i) as a result of such selection such Lender Party would be in violation of an applicable law, regulation, or treaty, or would incur unreasonable additional costs or expenses or (ii) such selection would be inadvisable for regulatory reasons or inconsistent with the interests of such Lender Party.

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

                (g) In the event that an additional payment is made under this Section 4.02 for the account of any Lender Party and such Lender Party, in its sole discretion, determines that it has finally and irrevocably received or been granted a credit against or release or remission for, or repayment of, any tax paid or payable by it in respect of or calculated with reference to the deduction or withholding giving rise to such payment, such Lender Party shall, to the extent that it determines that it can do so without prejudice to the retention of the amount of such credit, relief, remission or repayment, pay to the Borrower or Subsidiary Borrower, as the case may be, such amount as such Lender Party shall, in its sole discretion, have determined to be attributable to such deduction or withholding and which will leave such Lender Party (after such payment) in no worse position than it would have been in if the Borrower or Subsidiary Borrower had not been required to make such deduction or withholding. Nothing herein contained shall interfere with the right of a Lender Party to arrange its tax affairs in whatever manner it thinks fit nor oblige any Lender Party to claim any tax credit or to disclose any information relating to its tax affairs or any computations in respect thereof or require any Lender Party to do anything that would prejudice its ability to benefit from any other credits, reliefs, remissions or repayments to which it may be entitled.

                (h) Each Lender Party agrees with the Borrower that it will take all reasonable actions by all usual means (i) to secure and maintain the benefit of all benefits available to it under the provisions of any applicable double tax treaty concluded by the United States of America to which it may be entitled by reason of the location of such Lender Party's Applicable Lending Office or place of incorporation or its status as an enterprise of any jurisdiction having any such applicable double tax treaty, if such benefit would reduce the amount payable by the Borrower or any Subsidiary Borrower in accordance with this Section 4.02 and (ii) otherwise to cooperate with the Borrower to minimize the amount payable by the Borrower or any Subsidiary Borrower pursuant to this Section 4.02; provided, however, that no Lender Party shall be obliged to disclose to the Borrower or any Subsidiary Borrower any information regarding its tax affairs or tax computations nor to reorder its tax affairs or tax planning pursuant thereto.

                (i) Without prejudice to the survival of any other agreement of the Borrower or any Subsidiary Borrower hereunder, the agreements and obligations of the Borrower and the Subsidiary Borrowers contained in this Section 4.02 shall survive the payment in full of the Obligations.

                SECTION 4.03 Sharing of Payments, Etc./Borrowings. If any Lender Party shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Advances made by it (other than pursuant to Section 2.07, 2.11 or 4.02 hereof) in excess of its ratable share of payments on account of the Advances obtained by all the Lender Parties, such Lender Party shall forthwith purchase from the other Lender Parties such participations in the Advances made by them as shall be necessary to cause such purchasing Lender Party to share the excess payment ratably with each of them, provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender Party, such purchase from each Lender Party shall be rescinded and such Lender Party shall repay to the purchasing Lender Party the purchase price to the extent of such recovery together with an amount equal to such Lender Party's ratable share (according to the proportion of (i) the

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amount of such Lender Party's required repayment to (ii) the total amount so recovered from the purchasing Lender Party) of any interest or other amount paid or payable by the purchasing Lender Party in respect of the total amount so recovered. The Borrower agrees that any Lender Party so purchasing a participation from another Lender Party pursuant to this Section 4.03 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender Party were the direct creditor of the Borrower in the amount of such participation.

                SECTION 4.04 Evidence of Debt/Borrowings. (a) Each Lender Party shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender Party resulting from each Advance owing to such Lender Party from time to time, including the amounts of principal and interest payable and paid to such Lender Party from time to time hereunder.

                (b) The Register maintained by the Agent pursuant to Section 10.07(c) hereof shall include a control account, and a subsidiary account for each Lender Party, in which accounts (taken together) shall be recorded (i) the date and amount of each Borrowing made hereunder, the Type of Advances comprising such Borrowing and the Interest Period applicable thereto, (ii) the terms of each Assignment and Acceptance delivered to and accepted by it, (iii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender Party hereunder, and (iv) the amount of any sum received by the Agent from the Borrower hereunder and each Lender Party's share thereof.

                (c) The entries made in the Register shall be conclusive and binding for all purposes, absent manifest error.

                SECTION 4.05 Payments and Computations/Letters of Credit. (a) Except as otherwise provided in Section 4.06 hereof, the Borrower and each LC Subsidiary, as the case may be, shall make each payment with respect to the Letters of Credit, the Issuing Banks or the Lenders to be made by it free and clear of all claims, charges, offsets or deductions whatsoever not later than
(i) if such payment relates to letter of credit facility fees or amounts (other than reimbursements for payments in an Alternative Currency made under Letters of Credit) or if such payment relates to a Letter of Credit denominated in Dollars, 12:00 noon (New York City time) on the day when due in Dollars to the respective Issuing Bank at its address referred to in Section 10.02 hereof in same day funds and (ii) if such payment relates to reimbursement of a Letter of Credit denominated in an Alternative Currency, (A) in such Alternative Currency, at the respective Issuing Bank's Payment Office therefor so long as such payment is made by the close of business on the Business Day when due and (B) thereafter in Dollars (at the then Dollar equivalent of the amount due on such preceding Business Day), by 12:00 noon (New York City time) to the respective Issuing Bank at its address referred to in Section 10.02 hereof in same day funds as provided in Section 3.14 above. The respective Issuing Bank will promptly thereafter (if amounts are owed to the Lenders by the terms hereof) cause to be distributed like funds relating to the payment of reimbursement obligations or letter of credit facility fees ratably (other than amounts payable pursuant to Section 3.04(a), 3.08, or 4.06 hereof) to the Lenders for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to such Issuing Bank or to such Lender to be distributed to the

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appropriate Lender or Lenders and applied in accordance with the terms of this
Agreement. Upon the Agent's acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to
Section 10.07(d) hereof, from and after the effective date specified in such Assignment and Acceptance, the respective Issuing Bank shall make all payments hereunder in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

                (b) The Borrower and each LC Subsidiary hereby authorize each Lender and the Issuing Banks, if and to the extent payment owed to such Lender or such Issuing Bank (including the immediate repayments of participations purchased and funded by a Lender pursuant to Section 3.05 hereof) is not paid when due hereunder to charge from time to time against any or all of the Borrower's or such LC Subsidiary's accounts with such Lender or such Issuing Bank any amount so due (it being understood and agreed that, notwithstanding anything in this Agreement or any of the other Loan Documents to the contrary, accounts, deposits, sums, securities or other property of any Foreign Subsidiary or of any Subsidiary of a Foreign Subsidiary (including any Foreign Subsidiary or any Subsidiary of a Foreign Subsidiary that is a Subsidiary Borrower or LC Subsidiary) will not serve at any time, directly or indirectly, to collateralize or otherwise offset the Obligations of the Borrower or any Domestic Subsidiary, and, in addition, unless otherwise agreed to by the Borrower, the accounts, deposits, sums, securities or other property of a Foreign Subsidiary or Subsidiary of a Foreign Subsidiary will only serve to collateralize or offset the Obligations of another Foreign Subsidiary or Subsidiary of a Foreign Subsidiary that is a Subsidiary Borrower or LC Subsidiary if such former Foreign Subsidiary or Subsidiary of a Foreign Subsidiary is owned by such latter Foreign Subsidiary or Subsidiary of a Foreign Subsidiary that is a Subsidiary Borrower or LC Subsidiary).

                (c) All computations of interest based on the Base Rate and of letter of credit facility fees shall be made by the respective Issuing Bank on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on the Federal Funds Rate and of Letter of Credit fees shall be made by the respective Issuing Bank on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or letter of credit facility fees are payable. Each determination by an Issuing Bank of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

                (d) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or letter of credit facility fee, as the case may be.

                (e) Unless the respective Issuing Bank shall have received notice from the Borrower or an LC Subsidiary prior to the date on which any payment is due to such Issuing Bank or Lenders hereunder that the Borrower or such LC Subsidiary will not make such payment in full, such Issuing Bank may assume that the Borrower or such LC Subsidiary has made such payment in full to such Issuing Bank on such date and such

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        Issuing Bank may, in reliance upon such assumption, cause to be distributed to such Lender or Lenders on such due date an amount equal to the amount then due such Lender or Lenders. If and to the extent that the Borrower or such LC Subsidiary shall not have so made such payment in full to such Issuing Bank, each such Lender shall repay to such Issuing Bank forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to such Issuing Bank, at the Federal Funds Rate.

                SECTION 4.06 Taxes/Letters of Credit. (a) Any and all payments by the Borrower and each LC Subsidiary hereunder shall be made free and clear of and without deduction for any and all present or future Taxes. If the Borrower or any LC Subsidiary shall be required by applicable Requirements of Law to deduct any Taxes from or in respect of any sum payable under any Loan Document to any Lender or Issuing Bank, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.06) such Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower and such LC Subsidiary shall make such deductions, (iii) the Borrower or respective LC Subsidiary shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Requirements of Law and (iv) as soon as practicable after the date of any payment of Taxes, the Borrower or respective LC Subsidiary shall furnish to the Issuing Bank, at its address referred to in Schedule I-B, the original or a certified copy of a receipt evidencing payment thereof, to the extent such a receipt is issued therefore, or other evidence of payment thereof that is reasonably satisfactory to the Issuing Bank.

                (b) The Borrower or the respective LC Subsidiary will indemnify each of the Lenders and any Issuing Bank for the full amount of Taxes and Other Taxes (including, without limitation, any taxes of any kind imposed or asserted by any jurisdiction on amounts payable under this Section 4.06) imposed on or paid by such Lender or Issuing Bank (as the case may be) and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. A reimbursement shall be made within 30 days from the date such Lender or Issuing Bank (as the case may be) makes written demand therefor. Any Issuing Bank and each Lender, as the case may be, shall give prompt (within 10 Business Days) notice to the Borrower of the payment by such Issuing Bank or such Lender, as the case may be, of such amounts payable by the Borrower under the indemnity set forth in this subsection (c), and of the assertion by any governmental or taxing authority that such amounts are due and payable, but the failure to give such notice shall not affect the Borrower's or any LC Subsidiary's obligations hereunder to reimburse each Issuing Bank and each Lender for such Taxes or Other Taxes or taxes imposed or asserted on amounts payable under this Section 4.06, except that neither the Borrower nor any LC Subsidiary shall be liable for penalties or interest accrued or incurred after such 10 Business Day period until such time as it receives the notice contemplated above, after which time it shall be liable for interest and penalties accrued or incurred prior to or during such 10 Business Day period and accrued or incurred after such receipt. Neither the Borrower nor any LC Subsidiary shall be liable

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

        for any penalties, interest, expense or other liability with respect to such Taxes or Other Taxes after it has reimbursed the amount thereof to an Issuing Bank or the appropriate Lender.

                (c) Each Lender Party organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each initial Lender party and on the date of the Assignment and Acceptance pursuant to which it becomes a Lender Party in the case of each other Lender Party, and from time to time thereafter if requested in writing by the Borrower (but only so long as such Lender Party remains lawfully able to do so), shall provide the Borrower with Internal Revenue Service form W-8BEN or W-8ECI, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender Party is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest payable by the Borrower or certifying that the interest is effectively connected with the conduct of a trade or business in the United States. Similarly, with respect to each LC Subsidiary organized under the laws of a jurisdiction outside the United States, each Lender Party, on or prior to the date of its execution and delivery of this Agreement in the case of each initial Lender Party and on the date of the Assignment and Acceptance pursuant to which it becomes a Lender Party in the case of each other Lender Party, and from time to time thereafter if requested in writing by the Borrower or such LC Subsidiary (but only so long as such Lender Party remains lawfully able to do so), shall provide the Borrower or such LC Subsidiary with appropriate documentation certifying applicable exemptions from withholding tax imposed by any jurisdiction on payments of interest payable by such LC Subsidiary. If the forms provided by a Lender Party at the time such Lender Party first becomes a party to this Agreement indicate a withholding tax (including, without limitation, United States interest withholding) tax rate in excess of zero, withholding tax at such rate shall be considered excluded from "Taxes" unless and until such Lender Party provides the appropriate forms certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such forms; provided, however, that, if at the date of the Assignment and Acceptance pursuant to which a Lender Party becomes a party to this Agreement, the Lender Party assignor was entitled to payments under subsection (a) of this Section 4.06 in respect of withholding tax with respect to interest paid at such date, then, to such extent, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includible in Taxes) withholding tax, if any, applicable with respect to the Lender Party assignee on such date.

                (d) For any period with respect to which a Lender Party has failed to provide the Borrower or any LC Subsidiary with the appropriate form described in Section 4.06(c) (other than if such failure is due to a change in law occurring subsequent to the date on which a form originally was required to be provided, or if such form otherwise is not required under the first two sentences of subsection (c) above), such Lender Party shall not be entitled to indemnification under Section 4.06(a) hereof with respect to Taxes imposed by any jurisdiction (including, without limitation, the United States); provided, however, that should a Lender Party become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as

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

        the Lender Party shall reasonably request to assist the Lender Party to recover such Taxes.

                (e) Without affecting its rights under this Section 4.06 or any provision of this Agreement, each Lender Party agrees that if any Taxes or Other Taxes are imposed and required by law to be paid or to be withheld from any amount payable to any Lender Party or its Applicable Lending Office with respect to which the Borrower or any LC Subsidiary would be obligated pursuant to this Section 4.06 to increase any amounts payable to such Lender Party or to pay any such Taxes or Other Taxes, such Lender Party shall use reasonable efforts to select an alternative Applicable Lending Office which would not result in the imposition of such Taxes or Other Taxes; provided, however, that no Lender Party shall be obligated to select an alternative Applicable Lending Office if such Lender Party determines that (i) as a result of such selection such Lender Party would be in violation of an applicable law, regulation, or treaty, or would incur unreasonable additional costs or expenses or (ii) such selection would be inadvisable for regulatory reasons or inconsistent with the interests of such Lender Party.

                (f) In the event that an additional payment is made under this Section 4.06 for the account of any Lender Party and such Lender Party, in its sole discretion, determines that it has finally and irrevocably received or been granted a credit against or release or remission for, or repayment of, any tax paid or payable by it in respect of or calculated with reference to the deduction or withholding giving rise to such payment, such Lender Party shall, to the extent that it determines that it can do so without prejudice to the retention of the amount of such credit, relief, remission or repayment, pay to the Borrower or LC Subsidiary, as the case may be, such amount as such Lender Party shall, in its sole discretion, have determined to be attributable to such deduction or withholding and which will leave such Lender Party (after such payment) in no worse position than it would have been in if the Borrower or LC Subsidiary had not been required to make such deduction or withholding. Nothing herein contained shall interfere with the right of a Lender Party to arrange its tax affairs in whatever manner it thinks fit nor oblige any Lender Party to claim any tax credit or to disclose any information relating to its tax affairs or any computations in respect thereof or require any Lender Party to do anything that would prejudice its ability to benefit from any other credits, reliefs, remissions or repayments to which it may be entitled.

                (g) Each Lender Party agrees with the Borrower that it will take all reasonable actions by all usual means (i) to secure and maintain the benefit of all benefits available to it under the provisions of any applicable double tax treaty concluded by the United States of America to which it may be entitled by reason of the location of such Lender Party's Applicable Lending Office or place of incorporation or its status as an enterprise of any jurisdiction having any such applicable double tax treaty, if such benefit would reduce the amount payable by the Borrower or any LC Subsidiary in accordance with this Section 4.06 and (ii) otherwise to cooperate with the Borrower to minimize the amount payable by the Borrower or any LC Subsidiary pursuant to this Section 4.06; provided, however, that no Lender Party shall be obliged to disclose to the Borrower or any LC Subsidiary any information regarding its tax affairs or tax computations nor to reorder its tax affairs or tax planning pursuant hereto.

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                (h)     Without prejudice to the survival of any other agreement
        of the Borrower or any LC Subsidiary hereunder, the agreements and obligations of the Borrower and the LC Subsidiaries contained in this
        Section 4.06 shall survive the payment in full of the Obligations.

                SECTION 4.07 Sharing of Payments, Etc./Letters of Credit. If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of any Letter of Credit Liability of the Borrower or any LC Subsidiary hereunder (other than pursuant to Section 3.08 or 4.06 hereof) in excess of its Commitment Percentage of any such payments on account of such Letter of Credit Liability obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in such other Lenders' participations purchased pursuant to
Section 3.05 hereof as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each other Lender, provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender such purchase from each other Lender shall be rescinded and each such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to each such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower and each LC Subsidiary agree that any Lender so purchasing a sub-participation from another Lender pursuant to this Section 4.07 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such sub-participation as fully as if such Lender were the direct creditor of the Borrower or each LC Subsidiary in the amount of such participation.

                                    ARTICLE V

                              CONDITIONS OF LENDING

                SECTION 5.01 Conditions Precedent to Effectiveness of this Agreement. This Agreement shall become effective on and as of the first date (the "Effective Date") on which the following conditions precedent have been satisfied:

                (a) All governmental and third party consents and approvals necessary in connection with the transactions contemplated hereby shall have been obtained (without the imposition of any conditions that are not acceptable to the Lenders) and shall remain in effect, and no law or regulation shall be applicable in the reasonable judgment of the Lenders that restrains, prevents or imposes materially adverse conditions upon the transactions contemplated hereby.

                (b) The Agent shall have received the following in form and substance satisfactory to the Agent:

                        (i) The notes to the order of the Lenders to the extent requested by any Lender pursuant to Section 2.02(g) hereof.

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                        (ii)    Certified copies of the resolutions of the board
                of directors (or persons performing similar functions) of each domestic Loan Party approving the Agreement and each of the Loan Documents to which it is or is to be a party, and of all documents evidencing other necessary Governmental
                Authorizations, or other necessary consents, approvals, authorizations, notices, filings or actions, with respect to this Agreement and any of the Loan Documents to which it is or is to be a party.

                        (iii) A copy of a certificate of the Secretary of State (or equivalent Governmental Authority) of the jurisdiction of organization of each domestic Loan Party listing the certificate or articles of incorporation (or similar Constitutive Document) of each such Loan Party and each amendment thereto on file in the office of such Secretary of State (or such governmental authority) and certifying (A) that such amendments are the only amendments to such Person's certificate or articles of incorporation (or similar constitutive document) on file in its office, (B) if customarily available in such jurisdiction, that such Person has paid all franchise taxes (or the equivalent thereof) to the date of such certificate and (C) that such Person is duly organized and is in good standing under the laws of the jurisdiction of its organization.

                        (iv) A certificate of the Secretary or an Assistant Secretary of each domestic Loan Party certifying the names and true signatures of the officers of such Loan Party authorized to sign each Loan Document to which it is a party and the other documents to be delivered hereunder.

                        (v) A guarantee, in substantially the form of Exhibit D hereto (the "Subsidiary Guaranty"), duly executed by each wholly-owned Domestic Subsidiary (other than the Excluded Subsidiaries).

                        (vi) A security agreement in substantially the form of Exhibit E hereto (together with each other security agreement and security agreement supplement delivered pursuant to Section 7.01(i) hereof, the "Security Agreement"), duly executed by the Borrower and each wholly-owned Domestic Subsidiary (other than the Excluded Subsidiaries), together with:

                        (A) to the extent available on the Effective Date, certificates representing the Initial Pledged Equity (as defined in the Security Agreement, other than equity interests in Excluded Subsidiaries, but including equity interests in first-tier Special Purpose Subsidiaries) accompanied by undated stock powers (or similar instruments) executed in blank;

                        (B) appropriate UCC-1 financing statements under the Uniform Commercial Code of all jurisdictions that the Agent may deem necessary or desirable in order to perfect and protect the first priority Liens created under the Security Agreement, covering the Collateral described in the Security Agreement;

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                        (C)     evidence that all other action that the Agent
                and, as the case may be, the Collateral Agent may deem necessary or desirable in order to perfect and protect the first priority liens and security interests created under the Security Agreement has been taken.

                        (vii) The Intercreditor Agreement duly executed by the Agent on behalf of the Lenders, the Collateral Agent, as defined therein, and any Lender who is then a party to a Hedge Agreement.

                        (viii) A favorable opinion of General Counsel or Associate General Counsel to the Loan Parties, substantially in the form of Exhibit F-1 hereto and as to such other matters as any Lender through the Agent may reasonably request.

                        (ix) Favorable opinions of Skadden, Arps, Slate, Meagher & Flom LLP, special New York counsel to the Loan Parties, in substantially the forms of Exhibits F-2 and F-3 hereto and as to such other matters as any Lender through the Agent may reasonably request.

                        (x) A favorable opinion of Shearman & Sterling, special New York counsel to the Agent, in substantially the form of Exhibit G hereto and as to such other matters as any Lender through the Agent may reasonably request.

                        (xi) Such other approvals, opinions or documents as the Agent may reasonably request.

                (c) The Borrower shall have paid all accrued fees and expenses of the Agent and the Lenders (including the accrued fees and expenses of counsel to the Agent).

                (d) All amounts owing by the Borrower or any of its Subsidiaries to the lenders and agents under the Existing Credit Agreement shall have been, or concurrently with the initial extension of credit made on the Effective Date shall be, paid in full, and all commitments of the lenders under the Existing Credit Agreement (except for the Existing Letters of Credit issued thereunder and except for Trade Letters of Credit issued under the Existing Credit Agreement that will be deemed issued under the LC Facilities) shall have been, or concurrently with the initial extension of credit made on the Effective Date shall be, terminated in accordance with the terms of the Existing Credit Agreement, and all guarantees given, and all security interests granted, in connection therewith shall have been terminated.

                (e) A preliminary updated valuation review of the domestic inventories of the Loan Parties that is satisfactory to the Agent and the Joint Lead Arrangers.

                SECTION 5.02 Conditions Precedent to Each Advance/Issuance. The obligation of each Lender to make an Advance (including a Swing Line Advance), including on the occasion of each Borrowing (including the initial Borrowing), and the obligation of each Issuing Bank to Issue each Letter of Credit (including the initial Letter of Credit) shall be subject to the further conditions precedent that on the date of such Advance or Issuance the following statements shall be true (and each of the giving of the applicable Notice of Borrowing and the

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acceptance by the Borrower or the respective Subsidiary Borrower of the proceeds of such Advance and the request for Issuance by the Borrower, a Subsidiary Borrower or an LC Subsidiary shall constitute a representation and warranty by the Borrower, such Subsidiary Borrower or such LC Subsidiary that on the date of such Borrowing or Issuance such statements are true):

                (a)     The representations and warranties contained in Section
        6.01 hereof (other than, in the case of any Advance or Issuance that does not increase the outstanding principal amount of the Advances or Letter of Credit Liability, the representations and warranties contained in Section 6.01(f) hereof and in Section 6.01(g) hereof), Section 6 of the Security Agreement and Section 6 of the Subsidiary Guaranty are correct on and as of the date of such Borrowing or Issuance, before and after giving effect to such Borrowing or Issuance, and to the application of the proceeds therefrom, as though made on and as of such date;

                (b) No event has occurred and is continuing, or would result from such Borrowing or from the application of the proceeds therefrom or from such Issuance, which constitutes an Event of Default or Default; and

                (c) The making of such Advance will be in compliance with the respective criteria set forth in Section 2.01(a) and Section 2.01(b)(i) and (ii) hereof, as the case may be, or the Issuance of such Letter of Credit will be in compliance with the criteria set forth in
        Section 3.01(a)(i) and (ii) hereof, as the case may be.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

                SECTION 6.01 Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

                (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of Delaware; each LC Subsidiary and each Subsidiary Borrower is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Borrower and each of its Subsidiaries possess all powers (corporate or otherwise) and all other authorizations and licenses necessary to engage in their respective businesses, except where the failure to so possess would not have a Material Adverse Effect.

                (b) The execution, delivery and performance by each Loan Party of the Loan Documents to which it is a party and the consummation of the transactions contemplated thereby are within such Loan Party's respective powers (corporate or otherwise), have been duly authorized by all necessary action (corporate or otherwise), and do not (i) contravene such Loan Party's Constitutive Documents, (ii) violate any Requirements of Law, (iii) conflict with or result in the breach of, or constitute a default or require any payment to be made under, any material contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party or any of

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        its properties or (iv) except for the Liens created under the Loan
        Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party. No Loan Party is in violation of any such Requirements of Law or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which would be reasonably likely to have a Material Adverse Effect.

                (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by any Loan Party of the Loan Documents to which it is a party.

                (d) Each Loan Document is the legal, valid and binding obligation of the Loan Party thereto enforceable against such Loan Party in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity (regardless of whether considered in a proceeding in equity or at law).

                (e) The Consolidated balance sheets of the Borrower and its Subsidiaries as of February 1, 2003, and the related Consolidated statements of income and retained earnings of the Borrower and its Subsidiaries for the Fiscal Year then ended, certified by Deloitte & Touche LLP, copies of which have been furnished to each Lender Party, fairly present the Consolidated financial condition of the Borrower and its Subsidiaries as at such date and the results of the operations of the Borrower and its Subsidiaries for the period ended on such date, all in accordance with generally accepted accounting principles consistently applied.

                (f) Since February 1, 2003, there has been no Material Adverse Change.

                (g) There is no pending or, to the best of Borrower's knowledge, threatened action or proceeding affecting the Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator,
        (i) which has a reasonable probability (taking into account the exhaustion of all appeals and the assertion of all defenses) of having a Material Adverse Effect or (ii) which purports to affect the legality, validity or enforceability of any Loan Document.

                (h) The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Advance or drawing under any Letter of Credit will be used to purchase any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock.

                (i) Neither the Borrower nor any of its Subsidiaries is an "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

                (j) Set forth on Schedule VIII hereto is a complete and accurate list, as of the date hereof, of all Plans of the Borrower and its Subsidiaries. Neither the Borrower nor

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        any ERISA Affiliate is a party or subject to, or has any obligation to make payments, or incur any material Withdrawal Liability, to, any Multiemployer Plan.

                (k) Except as provided in Schedule X, no ERISA Event has occurred with respect to any Plan or is reasonably expected to occur with respect to any Plan that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur would reasonably be likely to result in a Material Adverse Effect.

                (l) Except as provided in Schedule X, Schedule B (Actuarial Information) to the most recently completed annual report (Form 5500 Series) for each Plan of the Borrower or its Subsidiaries, copies of which have been or will be filed with the Internal Revenue Service, is complete and accurate in all material respects and fairly presents the funding status of such Plan, and since the date of such Schedule B there has been no material adverse change in such funding status which would reasonably be likely to result in a Material Adverse Effect.

                (m) Except as provided in Schedule X, neither the Borrower nor any ERISA Affiliate has been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA and no Multiemployer Plan is reasonably expected to be in reorganization or to be terminated, within the meaning of Title IV of ERISA.

                (n) Each of Borrower and its Subsidiaries is in compliance with all Requirements of Law applicable to their properties, assets and business where the failure to so comply would (as to all such failures to comply in the aggregate) have a Material Adverse Effect. There are no proceedings pending or, to the knowledge of any Loan Party, threatened in writing, to terminate or modify any license, permit or other approval issued by a Governmental Authority, the termination or modification of which (in the aggregate as to all such matters) would have a Material Adverse Effect.

                (o) The Borrower is, individually and together with its Subsidiaries, Solvent.

                (p) As of the Effective Date, set forth on Schedule XI hereto is a complete and accurate list of all Subsidiaries of the Borrower (except Excluded Subsidiaries but including Special Purpose Subsidiaries), showing as of the Effective Date hereof (as to each such Subsidiary) the jurisdiction of its organization, the number of shares or other units of each class of its Equity Interests authorized, and the number outstanding, on the date hereof and the percentage of each such class of its Equity Interests owned (directly or indirectly) by the Borrower or any Subsidiary thereof and the number of shares or other units covered by all outstanding options, warrants, rights of conversion or purchase and similar rights at the date hereof, except for any obligations or rights of the Borrower or any of its Subsidiaries to acquire any minority interest in any Subsidiary of the Borrower that is a partnership; and in the case of each Special Purpose Subsidiary a summary of the material assets in each such Special Purpose Subsidiary. All of the outstanding Equity Interests in each such Subsidiary have (A) (in the case of Subsidiaries that are corporations) been validly issued, are fully paid and non-assessable and are (B) to

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        the extent owned by the Borrower or one or more of its Subsidiaries, free and clear of all Liens, except those created under the Collateral Documents or Permitted Liens.

                (q) As of the Effective Date, neither the Information Memorandum nor any other information, exhibit or report furnished by any Loan Party to any Agent or any Lender Party in connection with the negotiation and syndication of the Loan Documents or pursuant to the terms of the Loan Documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading; provided that all financial projections, if any, that have been or will be prepared by the Borrower and made available to the Joint Lead Arrangers, the Agent, any Lender or any potential Lender, or any other party hereto, including, without limitation, any projections described in or otherwise contemplated by
        Section 7.04(ix) hereof, have been or will be prepared in good faith based upon reasonable assumptions, it being understood by the Lenders and all the other parties hereto that such projections are subject to significant uncertainties and contingencies, many of which are beyond the Borrower's control, and that no assurances can be given that the projections will be realized.

                (r) Except as described on Schedule XII hereto, the operations and properties of each Loan Party comply in all material respects with all applicable Environmental Laws and Environmental Permits, except where any such failure to comply would not be reasonably expected to have a Material Adverse Effect, and no Environmental Action is pending or, to Borrower's knowledge, is threatened against any Loan Party or any of their properties that would be reasonably likely to have a Material Adverse Effect.

                                   ARTICLE VII

                            COVENANTS OF THE BORROWER

                SECTION 7.01 Affirmative Covenants. The Borrower will, unless the Majority Lenders shall otherwise consent in writing:

                (a) Compliance with Laws, Etc. Comply, and cause each of its Subsidiaries to comply, in all material respects with all applicable laws (including, without limitation, all Environmental Laws), rules, regulations and orders, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent contested in good faith or where the failure to comply would not have a Material Adverse Effect.

                (b) Preservation of Existence, Etc. Preserve and maintain, and cause each of its Subsidiaries to preserve and maintain, its existence (corporate or otherwise), rights (charter and statutory), and franchises except if, in the reasonable business judgment of the Borrower or such Subsidiary, as the case may be, it is in its best economic interest not to preserve and maintain such rights or franchises and such failure to preserve and maintain such rights or franchises would not materially adversely affect the rights of the Lenders or the Issuing Banks hereunder or the ability of any Loan Party to perform its obligations under the respective Loan Documents (it being understood that the foregoing

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        shall not prohibit, or be violated as a result of, any transactions by or involving any Loan Party or other Subsidiary otherwise permitted under Section 7.02 below).

                (c) Visitation Rights. Permit, and cause each of its Subsidiaries to permit, the Agent, any Issuing Bank and any Lender or any agents or representatives thereof from time to time, during reasonable business hours, without hindrance or delay, and upon reasonable prior notice, to examine and make copies of and abstracts from its records and books of account, to visit its properties, and to discuss the affairs, finances and accounts of the Borrower and its Subsidiaries with any of their respective directors, officers or agents.

                (d) Keeping of Books. Keep, and cause each of its Subsidiaries to keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Borrower and each of its Subsidiaries in accordance with sound business practice.

                (e) Maintenance of Properties, Etc. Maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties which are used or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted, consistent with sound business practice, except where the failure to so maintain and preserve would not have a Material Adverse Effect.

                (f) Maintenance of Insurance. Maintain, and cause each of its Subsidiaries to maintain, insurance (other than earthquake or terrorism insurance) in amounts, from responsible and reputable insurance companies or associations, with limitations, of types and on terms as is customary for the industry; provided, that, the Borrower and each of its Subsidiaries may self-insure risks and liabilities in accordance with its practice as of the date hereof and may in addition self-insure risks and liabilities in amounts as are customarily self-insured by similarly situated Persons in the industry.

                (g) Employment of Technology, Disposal of Hazardous Materials, Etc. (i) Employ, and cause each of its Subsidiaries to employ, appropriate technology and compliance procedures to maintain compliance with any applicable Environmental Laws except where the failure to so employ would not have a Material Adverse Effect, (ii) obtain and maintain, and cause each of its Subsidiaries to obtain and maintain, any and all material permits required by applicable Environmental Laws in connection with its or its Subsidiaries' operations and (iii) dispose of, and cause each of its Subsidiaries to dispose of, any and all Hazardous Substances only at facilities and with carriers reasonably believed to possess valid permits under RCRA, if applicable, and any applicable state and local Environmental Laws except where the failure to so dispose would not have a Material Adverse Effect. The Borrower shall use its best efforts, and cause each of its Subsidiaries to use its best efforts, to obtain all certificates required by law to be obtained by the Borrower and its Subsidiaries from all contractors employed by the Borrower or any of its Subsidiaries in connection with the transport or disposal of any Hazardous Substances except where failure to transport or dispose in accordance with any applicable Environmental Laws would not have a Material Adverse Effect.

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                (h)     Environmental Matters. If the Borrower or any of its
        Subsidiaries shall:

                        (i) receive written notice that any material violation of any Environmental Laws may have been committed or is about to be committed by the Borrower or any of its Subsidiaries the cure of which would result in expenditures exceeding $20,000,000;

                        (ii) receive written notice that any administrative or judicial complaint or order has been filed or is about to be filed against the Borrower or any of its Subsidiaries alleging any material violation of any Environmental Laws or requiring the Borrower or any of its Subsidiaries to take any action (which, if taken, would result in expenditures exceeding $20,000,000) in connection with the release or threatened release of Hazardous Substances or solid waste into the environment; or

                        (iii) receive written notice from a federal, state, foreign or local governmental agency or private party alleging that the Borrower or any of its Subsidiaries is liable or responsible for costs in excess of $20,000,000 associated with the response to cleanup, stabilization or neutralization of any Environmental Activity;

then it shall provide the Agent with a copy of such notice within five Business Days of the Borrower's or such Subsidiary's receipt thereof.

                (i) Covenant to Guarantee Obligations and Give Security. The Borrower shall, in each case at the Borrower's expense:

                        (i) in connection with the formation or acquisition of a wholly-owned Domestic Subsidiary or in the event a wholly-owned Domestic Subsidiary which was an Excluded Subsidiary (pursuant to clause (b) or (e) of the definition thereof) ceases to be such, within 45 days after each such circumstance (A) furnish to the Agent a description of the material personal properties of such wholly-owned Domestic Subsidiary and (B) cause each such Domestic Subsidiary (except any Excluded Subsidiary) to duly execute and deliver to the Agent a counterpart to the Subsidiary Guaranty (in the form of the supplement attached as an exhibit thereto),

                        (ii) (A) within 45 days after the formation or acquisition of a wholly-owned Domestic Subsidiary (except any Excluded Subsidiary) or after a wholly-owned Domestic Subsidiary which was an Excluded Subsidiary (pursuant to clause (b) or (e) of the definition thereof) ceases to be such, duly execute and deliver, and cause each such wholly-owned Domestic Subsidiary and each direct and indirect parent of such wholly-owned Domestic Subsidiary (if it has not already done so) to duly execute and deliver, to the Collateral Agent a counterpart to the Security Agreement (in the form of the supplement attached as an exhibit thereto), with respect to the Equity Interests in and assets of such wholly-owned Domestic Subsidiary, to the extent contemplated by the Security Agreement, (B)

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                within 45 days after the formation or acquisition of a
                non-wholly-owned Domestic Subsidiary (except any Excluded Subsidiary), duly execute and deliver, and cause each direct and indirect Domestic Subsidiary which is a direct or indirect parent of such non-wholly-owned Domestic Subsidiary (if it has not already done so) to duly execute and deliver, to the Collateral Agent a counterpart to the Security Agreements (in the form of the supplement attached as an exhibit thereto), with respect to the Equity Interests held by the Borrower or such Domestic Subsidiaries in such non-wholly owned Domestic Subsidiary and (C) within 45 days after the formation or acquisition of a first-tier Special Purpose Subsidiary, duly execute and deliver, and cause each respective Domestic Subsidiary which is a direct parent of such Special Purpose Subsidiary (if it has not already done so) to duly execute and deliver to the Collateral Agent a counterpart to the Security Agreement (in the form of a supplement attached as an exhibit thereto) with respect to the Equity Interests held by the Borrower or such Domestic Subsidiaries in such Special Purpose Subsidiary.

                        (iii) within 45 days after such formation or acquisition of a wholly-owned Domestic Subsidiary (except any Excluded Subsidiary) or after a wholly-owned Domestic Subsidiary which was an Excluded Subsidiary (pursuant to clause (b) or (e) of the definition thereof) ceases to be such, take, and cause such wholly-owned Domestic Subsidiary or such parent to take, whatever action (including, without limitation, the filing of Uniform Commercial Code financing statements, the giving of notices and the endorsement of notices on title documents) may be necessary or advisable in the opinion of the Collateral Agent to vest in the Collateral Agent valid and subsisting Liens on the properties purported to be subject to the pledges, assignments, security agreements and security agreement supplements delivered pursuant to this Section 7.01(i), enforceable against all third parties in accordance with their terms,

                        (iv) within 60 days after such formation or acquisition of a wholly-owned Domestic Subsidiary (except any Excluded Subsidiary) or after a wholly-owned Domestic Subsidiary which was an Excluded Subsidiary (pursuant to clause (b) or (e) of the definition thereof) ceases to be such deliver to the Agent, upon the request of the Agent in its sole discretion, a signed copy of a favorable opinion (subject to customary qualifications, limitations and exceptions), addressed to the Agent and the other Lender Parties, of counsel for such Domestic Subsidiary as a Loan Party acceptable to the Agent as to the matters contained in clauses (i) and (ii) above, as to such guaranties, guaranty supplements, pledges, assignments, security agreements and security agreement supplements being legal, valid and binding obligations of the respective Domestic Subsidiary as a Loan Party thereto enforceable in accordance with their terms, as to the matters contained in clause (iii) above, as to such recordings, filings, notices, endorsements and other actions being sufficient to create valid perfected Liens on such properties, and as to such other matters as the Agent may reasonably request, which opinions shall be substantially equivalent to the opinions of counsel to the Loan Parties as to such matters delivered on the Effective Date, and

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                        (v)     at any time and from time to time, promptly
                execute and deliver any and all further instruments and documents and take all such other action as the Agent may deem necessary or desirable in obtaining the full benefits of, or in perfecting and preserving the Liens of, such guaranties, pledges, assignments, security agreements and security agreement supplements, to the extent required by this Agreement, the Security Agreement or the Subsidiary Guaranty.

        Provided that nothing in this Section 7.01(i) shall require any Excluded Subsidiary to guarantee the Obligations of any Loan Party hereunder or grant a Security Interest in any of its assets to secure the payment of such Obligations.

                (j)     Further Assurances.

                        (i)     Promptly upon request by the Agent, or any

                Lender Party through the Agent, correct, and cause each of its Subsidiaries promptly to correct, any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof.

                        (ii) Within 30 days of the Borrower or any domestic Loan Party obtaining any rights in any trademarks or service marks, unless within such period such rights are transferred to a Special Purpose Subsidiary, the Borrower will, or will cause such Loan Party, to enter into such Security Agreements, Security Agreement Supplements and other documents and take such other actions, in each case as reasonably requested by the Collateral Agent so that the Collateral Agent will obtain a first priority security interest in such trademarks and service marks.

                        (iii) Promptly upon request by the Agent, or any Lender Party through the Agent, do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, pledge agreements, assignments, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as the Agent, or any Lender Party through the Agent, may reasonably require from time to time in order to (A) carry out more effectively the purposes of the Loan Documents, (B) to the fullest extent permitted by applicable law, subject any Loan Party's properties, assets, rights or interests to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (C) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and (D) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Loan Document or under any other instrument executed in connection with any Loan Document to which any Loan Party is or is to be a party, and cause each of its Subsidiaries to do so.

                        (iv) No later than sixty (60) days after the Effective Date, deliver to the Agent certified copies of resolutions of the board of directors (or persons performing similar functions) of each foreign Loan Party approving this

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                Agreement and each of the other Loan Documents to which it is or is to be a party, and of all documents evidencing other necessary Governmental Authorizations, if any, or other necessary consents, approvals, authorizations, notices, filings or actions, with respect to this Agreement and any of the other documents to which it is or is to be a party, together with a certificate of the Secretary or an Assistant Secretary (or equivalent officer) certifying the names of each such Loan Party authorized to sign each Loan Document to which it is or is to be a party and the other documents delivered hereunder and that its Constitutive Documents are still in force and effect, and if customarily available, with a certificate from the appropriate Governmental Authority as to the good standing of such Loan
                Party under the laws of the jurisdiction of its organization, with such resolutions and certificates, if in another language, to be translated into English. To the extent that such documents with respect to any foreign Loan Party are not delivered within the time period specified in this Section 7.01(j)(iv) and thereafter until such documents are delivered to the Agent, (A) in the case of a Subsidiary Borrower, such Subsidiary Borrower may not request, and no Swing Line Lender shall make to such Subsidiary Borrower, any Swing Line Advance; and (B) in the case of an LC Subsidiary, such LC Subsidiary may not request the Issuance of, and no Issuing Bank shall Issue, any Letter of Credit for its account, and (x) the failure to make such deliveries shall not constitute a Default or Event of Default hereunder and (y) the remedies provided in clauses (A) and (B) of this Section 7.01(j)(iv) are the exclusive remedies for the failure to timely deliver the respective documents herein referred to.

                (k) Use of Proceeds. Use the proceeds of the Advances and issuances of Letters of Credit solely to repay amounts owing under the Existing Credit Agreement and for general corporate purposes of the Borrower and its Subsidiaries.

                SECTION 7.02 Negative Covenants. The Borrower will not, without the written consent of the Majority Lenders:

                (a) Liens, Etc. Create or suffer to exist, or permit any of its Subsidiaries to create or suffer to exist, any Lien (including an assignment of any right to receive income), other than:

                        (i)     Permitted Liens;

                        (ii) Liens upon or in any real property, equipment, fixed asset or capital asset acquired, constructed, improved or held by the Borrower or any Subsidiary in the ordinary course of business to secure the cost of acquiring, constructing or improving such property, equipment or asset or to secure Debt incurred solely for the purpose of financing the acquisition of such property, equipment or asset, or Liens existing on such property, equipment or asset at the time of its acquisition (other than any such Liens created in contemplation of such acquisition, construction or improvement that were not incurred to finance the acquisition, construction or improvement of such property, equipment or asset) or extensions, renewals or replacements of any of the foregoing for the same or a

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                lesser amount, provided, however, that no such Lien shall extend to or cover any properties of any character other than the real property, equipment or asset being acquired, constructed or improved, and no such extension, renewal or replacement shall extend to or cover any properties not theretofore subject to the Lien being extended, renewed or replaced,

                        (iii) Liens upon existing real property interests of the Borrower or any of its Subsidiaries to secure Debt in an aggregate principal amount not in excess of $600,000,000, less (without duplication) the value of real property interests sold as contemplated by Section 7.02(g)(iv) hereof,

                        (iv) Liens existing on property prior to the acquisition thereof by the Borrower or any of its Subsidiaries in the ordinary course of business or on property of a Person existing at the time such Person is merged into or consolidated with the Borrower or any Subsidiary of the Borrower or becomes a Subsidiary of the Borrower; provided that such Liens were not created in contemplation of such merger, consolidation or acquisition and do not extend to any other assets of the Borrower or such Subsidiary, and the replacement, extension or renewal of any such Lien upon or in the same property subject thereto or the replacement, extension or renewal (without increase in the amount, shortening the maturity or change in any direct or contingent obligor if such change would be adverse to the Borrower) of the Debt permitted hereunder secured thereby,

                        (v) Liens arising pursuant to the LC Facilities securing obligations in respect of letters of credit issued thereunder in an aggregate amount outstanding at any time not in excess of the maximum amount of letters of credit available to be issued under the LC Facilities on the date of this Agreement,

                        (vi) Liens securing obligations, in an aggregate amount outstanding at any time not in excess of $400,000,000, arising under or from letters of credit issued (and outstanding) for the account of the Borrower or any of its Subsidiaries, and

                        (vii) other Liens securing Debt and Hedge Agreements, provided that the aggregate amount of the Obligations secured thereby does not exceed $70,000,000 at any time outstanding.

                (b) Debt. Permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Debt, except:

                        (i)     Debt under the Loan Documents;

                        (ii) Debt under the LC Facilities and in respect of the letters of credit referred to in Section 7.02(a)(vi) hereof;

                        (iii) Debt existing on the Effective Date and described on Schedule XIII hereto;

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                        (iv)    Debt of any Subsidiary of the Borrower which is
                not a Guarantor owed to any other such Subsidiary, and Debt of a Guarantor owed to the Borrower or any Subsidiary of the Borrower;

                        (v) Debt incurred after the date of this Agreement and secured by Liens expressly permitted under Section 7.02(a)(ii) hereof in an aggregate principal amount not to exceed, when aggregated with the principal amount of all Debt incurred under clause (vi) of this Section 7.02(b), $50,000,000 any time outstanding;

                        (vi) Capitalized Leases incurred after the date of this Agreement which, when the principal amount thereof is aggregated with the principal amount of all Debt incurred under clause (v) of this Section 7.02(b), do not exceed $50,000,000 at any time outstanding;

                        (vii) Unsecured Debt not otherwise permitted under this Section 7.02(b) in an aggregate amount not to exceed $200,000,000 at any time outstanding;

                        (viii) Endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

                        (ix) Debt referred to in Section 7.02(a)(iii) hereof in a principal amount not in excess of the amount referred to therein;

                        (x) Debt extending the maturity of, or refunding, refinancing or replacing, in whole or in part, any Debt incurred under clause (iii) of this Section 7.02(b); provided, however, that (A) the aggregate principal amount of such extended, refunding, refinancing or replacement Debt shall not be increased above the principal amount thereof and the premium, if any, thereon outstanding immediately prior to such extension, refunding, refinancing or replacement, (B) the direct and contingent obligors therefor shall not be changed as a result of or in connection with such extension, refunding, refinancing or replacement if such change would be adverse to the interests of the Borrower, (C) such extended, refunding, refinancing or replacement Debt shall not mature prior to the stated maturity date or mandatory redemption date of the Debt being so extended, refunded, refinanced or replaced, and (D) if the Debt being so extended, refunded, refinanced or replaced is subordinated in right of payment or otherwise to the Obligations or any of the Borrower's Subsidiaries under and in respect of the Loan Documents, such extended, refunding, refinancing or replacement Debt shall be subordinated to such Obligations to at least the same extent;

                        (xi) Guarantees by a Guarantor of Debt of another Guarantor permitted hereunder or Guarantees by a Subsidiary of the Borrower which is not a Guarantor of Debt permitted hereunder of a Guarantor or of another such Subsidiary; and

                        (xii) Debt of any Subsidiary of the Borrower which is not a Guarantor owed to the Borrower or a Guarantor in an outstanding principal amount, when

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                combined with the aggregate purchase price of securities and dollar amount of capital contributions made pursuant to Section 7.02(d)(ii) hereof, not in excess of the then applicable limitation on Investments in such Section.

                (c) Mergers, Etc. Merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, any Person, or permit any of its Subsidiaries to do so, except (i) that any Guarantor may merge or consolidate with or into, or dispose of assets to, any other Guarantor or the Borrower, (ii) that any Subsidiary of the Borrower (which is not a Guarantor but including a Special Purpose Subsidiary) may merge or consolidate with or into, or dispose of assets to, any other Subsidiary of the Borrower or the Borrower and (iii) as otherwise provided in Section 7.02(d) or (g) hereof. Notwithstanding any other provision of this Agreement, (x) a Subsidiary that is not a Guarantor may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and (y) a Guarantor may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and the assets or proceeds from the liquidation or dissolution of such Guarantor are transferred to the Borrower or another Guarantor.

                (d)     Acquisition, Investments.

                        (i) Acquisitions. Without limitation of Section 7.02(c) above or Section 7.02(d)(ii) below, purchase, or permit any of its Subsidiaries to purchase, all or substantially all the assets of any Person (which is not a Loan Party) or merge or consolidate with, or permit any Subsidiary to merge or consolidate with, any Person (which is not a Loan Party) (in each case, an "Acquisition") unless (A) each such Acquisition is for the purchase of Retail Assets and the purchase price in respect of any such Acquisition is less than 10% for each year of the initial two-year period beginning on the Effective Date, and 15% for the third year of this Agreement, of the amount equal to the "stockholders' equity" of the Borrower (as reflected in the respective financial statements delivered to the Lenders) as of end of the Fiscal Quarter immediately preceding such Acquisition less the aggregate purchase price in respect of all Acquisitions during the period from the Effective Date to the date of such Acquisition, (B) immediately prior to and after giving effect to such Acquisition no Event of Default or Default shall exist, and (C) in the case of any merger or consolidation, the Borrower or such Subsidiary is the surviving entity, except in the case of any Subsidiary to the extent permitted by Section 7.02(g) hereof.

                        (ii) Investments. Without limitation of Section 7.02(c) above or Section 7.02(j) below, make, or permit any of its Subsidiaries to make, an investment in any Person by way of the purchase of such Person's capital stock or securities or the making of capital contributions with respect thereto (an "Investment") unless (A) each such Investment is in a Person predominantly engaged in the Retail Business or is in a Subsidiary of the Borrower and the purchase price and dollar amount of capital contributions made with respect to

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                any such Investment is less than 10% for each year of the
                initial two-year period beginning on the Effective Date, and 15% for the third year of this Agreement, in each case (for each such year) reduced by the principal amount of the Debt then outstanding and incurred (for such year) under Section 7.02(b)(xii) hereof, of the amount equal to the "stockholders' equity" of the Borrower (as reflected in the respective financial statements delivered to the Lenders) as of the end of the Fiscal Quarter immediately preceding such Investment less the aggregate purchase price and dollar amount of capital contributions made with respect to all Investments during the period from the Effective Date to the date of such Investment and (B) at the time such Investment is initially announced, such Investment is made with the permission of the Board of Directors of the Person in whom the Investment is being made and immediately prior to and after giving effect to such Investment no Event of Default or Default shall exist, provided, that this
                Section 7.02(d)(ii) shall not permit any transaction otherwise prohibited by Section 7.02(f) hereof. The foregoing limitation shall not restrict (v) the Borrower's and its Subsidiaries' ability to form a Subsidiary in which the Borrower or any Subsidiary owns, individually or collectively, all of the capital stock, securities or other ownership interests of such Subsidiary, (w) Investments by the Borrower or a Guarantor in any other Guarantor which is a Subsidiary of the Borrower or such Guarantor, (x) Investments by a Subsidiary of the Borrower which is not a Guarantor in any of the Borrower's Subsidiaries,
                (y) the Borrower's and its Subsidiaries' ability to make an investment in the instruments described in Schedule VII hereto (provided, that with respect to securities of tax-exempt issuers, the Borrower and its Subsidiaries will use commercially reasonable efforts to invest in such securities rated Aa by Moody's or AA by S&P) as such Schedule may be amended from time to time by the Borrower with consent of the Agent or to make any Investments specifically permitted pursuant to the LC Facilities or (z) the conversion of Debt of a Subsidiary of the Borrower which is not a Guarantor owed to the Borrower or a Guarantor identified on Schedule XIII to common Equity Interests of such Subsidiary. The Borrower shall provide the Agent and each Lender a copy of each change or amendment made to Schedule VII hereto promptly after each such change or amendment thereof.

                (e) Change in Nature of Business. Make any material change in the nature of the business of the Borrower and its Subsidiaries as conducted as of the date hereof.

                (f) Restricted Payments. Declare or pay any dividends, purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Interests now or hereafter outstanding, return any capital to its stockholders, partners or members (or the equivalent Persons thereof) as such, make any distribution of assets, Equity Interests, obligations or securities to its stockholders, partners or members (or the equivalent Persons thereof) as such, or permit any of its Subsidiaries to do any of the foregoing, or permit any of its Subsidiaries to purchase, redeem, retire, defease or otherwise acquire for value any Equity Interests in the Borrower, except that, so long as no Default shall have occurred and be continuing at the time of any action described below or would result therefrom:

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                        (i)     the Borrower may (A) declare and pay dividends
                and distributions, or make other purchases or redemptions, payable either (1) in its common Equity Interests or (2) in cash dividends in respect of each share of its common stock in an amount with respect to such cash dividends not in excess of $.0888 per year per share, with such per share amount to be adjusted ratably in respect of common stock distributions to holders of its Equity Interests, recapitalizations, stock splits or any similar event, (B) purchase, redeem, retire, defease or otherwise acquire Equity Interests with the proceeds received contemporaneously from the issue of new Equity Interests with equal or inferior voting powers, designations, preferences and rights, provided, that with respect to Equity Interests that also constitute Funded Debt, such transaction shall also be permitted to the extent provided in Section 7.02(j) hereof, and
                (C) repurchase its Equity Interests owned by management or employees and consultants under contract with the Borrower or any of its Subsidiaries in an amount not in excess of $10,000,000 in the aggregate for all such repurchases in any twelve month period;

                        (ii) any Subsidiary of the Borrower may declare and pay or make dividends and other distributions (A) to the Borrower or any other Loan Party and (B) to a Subsidiary of any Loan Party (including, without limitation, in connection with any transaction permitted by Section 7.02(c) hereof);

                        (iii) any of the non-wholly owned Subsidiaries of the Borrower may declare and pay or make dividends and other distributions to its shareholders, partners or members (or the equivalent persons thereof) generally so long as the Borrower and each of the Subsidiaries that own any of the Equity Interests therein receive at least their respective proportionate shares of any such dividend, distribution (based on upon their relative holdings of the Equity Interests therein and taking into account the relative preferences, if any, of the various classes of the Equity Interests therein); and

                        (iv) the Borrower and any of its Subsidiaries may purchase, redeem, retire, defease or otherwise acquire any of its Equity Interests in any transaction permitted by Section 7.02(j) hereof.

                (g) Sale of Assets. Sell, lease, transfer or otherwise dispose of, or permit any of its Subsidiaries to sell, lease, transfer or otherwise dispose of, any assets, or grant any option or other right to purchase, lease or otherwise acquire any assets, except:

                        (i) the Borrower and its Subsidiaries may sell inventory in the ordinary course of business;

                        (ii) (A) the Borrower may sell, lease, transfer or otherwise dispose of any of its property or assets to any Guarantor or, to the extent permitted by Section 7.02(i) hereof, to any Special Purpose Subsidiary, (B) any Guarantor may sell, lease, transfer or otherwise dispose of any of its property or assets to the Borrower or any other Guarantor or, to the extent permitted by Section 7.02(i) hereof, to any Special Purpose Subsidiary, and (C) any Subsidiary of the

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                Borrower which is not a Guarantor may sell, lease transfer or otherwise dispose of any of its property or assets to the Borrower, any Guarantor or to any other such Subsidiary;

                        (iii) the Borrower and its Subsidiaries may, directly or indirectly through the Borrower or one or more of its Subsidiaries, sell, lease, transfer or otherwise dispose of any obsolete, damaged or worn-out property or any other property that is otherwise no longer useful in the conduct of their business;

                        (iv) the Borrower and its Subsidiaries may sell real property interests as part of one or more sale leaseback transactions provided that the value of such real property interests shall not be in excess of $600,000,000 less, without duplication, the amount of Debt incurred as contemplated by
                Section 7.02(a)(iii) hereof;

                        (v) the Borrower and its Subsidiaries may sell cash equivalents and other instruments described in Schedule VII hereto in which it has invested from time to time; and

                        (vi) the Borrower and its Subsidiaries may sell, lease, transfer or otherwise dispose of property and assets not otherwise permitted pursuant to this Section 7.02(g) hereof so long as the aggregate net book value of all of the property and assets of the Borrower and its Subsidiaries sold, leased, transferred or otherwise disposed of pursuant to this clause
                (vi) in any year does not exceed 15% of the net book value of the Total Assets of the Borrower and its Subsidiaries as of the beginning of such year, provided, that, the gross proceeds received from such sale, lease, transfer or other disposition shall be at least equal to the fair market value of the property and assets so sold, transferred or otherwise disposed of, determined at the time of such sale, lease, transfer or other disposition.

                (h) Hedge Agreements. Enter into, or permit any of its Subsidiaries to enter into, after the date hereof any Hedge Agreement, except that the Borrower or any Hedge Subsidiary may enter into ordinary course non-speculative interest rate or currency swaps or exchange agreements with a tenor, in the case of such currency agreements, not in excess of two years and, in the case of such interest rate agreements, not in excess of ten years, in each case from the date the Borrower or such Hedge Subsidiary enters into any such agreement, provided, that, at the time the Borrower or Hedge Subsidiary enters into any such Hedge Agreement, and after giving effect thereto, the amount of Advances then available to the Borrower under Section 2.01(a) hereof is not less than the then outstanding Hedge Agreements Exposure, provided, further, that at the time the Borrower or any Hedge Subsidiary enters into any such Hedge Agreement with any Lender or Affiliate thereof, such Lender or Affiliate is then a party to the Intercreditor Agreement.

                (i) Special Purpose Subsidiaries. Transfer any property or assets (other than trademarks and service marks) or make any capital contribution (other than in the ordinary course of business), or permit any other Loan Party to transfer any property or assets (other than trademarks and service marks) or make any capital contribution (other

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        than in the ordinary course of business), to any Special Purpose
        Subsidiary, except as provided in Section 7.02(g)(iii) hereof; or permit any Special Purpose Subsidiary to engage in any material activities other than those of the type conducted as of the date hereof or to incur any Liens or to incur any obligations to third parties other than obligations of an amount and of a nature not materially greater or different than those incurred prior to the date hereof; or modify or amend any, or permit any other Loan Party to modify or amend any, royalty or similar agreements with any Special Purpose Subsidiary (except changes in connection with Requirements of Law) if such modification or amendment would materially increase the financial obligations of the Borrower or such Loan Party thereunder in excess of its financial obligations on the date hereof, or enter into, or permit any other Loan Party to enter into, a royalty or similar agreement with any Special Purpose Subsidiary which contains financial obligations of the Borrower or such Loan Party materially more burdensome (other than additional financial obligations resulting from changes in connection with Requirements of Law) than in such agreements on the date hereof; or permit any Special Purpose Subsidiary to transfer any assets to any Person other than a Loan Party or another Special Purpose Subsidiary (or to a Subsidiary of the Borrower that becomes or otherwise qualifies as a Special Purpose Subsidiary as a result of any such transfer), except for transfers in the ordinary course of business of such Special Purpose Subsidiary as conducted prior to the date hereof; provided, that, notwithstanding any other provision of this Agreement, any Loan Party or any Subsidiary thereof may convey or otherwise transfer trademarks and service marks to a Special Purpose Subsidiary (or to a Subsidiary of the Borrower that becomes or otherwise qualifies as a Special Purpose Subsidiary as a result of any such transfer).

                (j) Prepayment, Etc. of Debt. Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, in each case in whole or in part (each an "Early Redemption"), any Funded Debt, except (i) Early Redemptions of Funded Debt during the term of this Agreement in an aggregate principal amount not in excess of $1,000,000,000 (the "Maximum Repurchase Amount"), provided, that, the Maximum Repurchase Amount shall be reinstated to the extent of any proceeds received by the Borrower or any of its Subsidiaries from the issuance of Funded Debt or Equity Interests not more than 90 days after any such Early Redemption, provided, that any such Funded Debt shall not have a stated maturity or have any scheduled mandatory principal redemption, sinking fund, repayment or similar payments prior to the Termination Date; (ii) any Early Redemption of Funded Debt with proceeds received by the Borrower or any of its Subsidiaries from the issuance of Funded Debt or Equity Interests within 90 days prior to such Early Redemption, provided, that any such Debt shall not have a stated maturity or have any scheduled mandatory principal redemption, sinking fund, repayment or similar payments prior to the Termination Date; (iii) payments of regularly scheduled principal or interest, or other amounts as and when due (including, without limitation, any mandatory prepayments or redemptions); or (iv) any Early Redemption of Funded Debt made solely with common Equity Interests.

                SECTION 7.03 Financial Covenants. So long as any Advance or any other Obligation of any Loan Party under any Loan Document shall remain unpaid, any Letter of

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Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, the Borrower will, unless it has the written consent of the Majority Lenders to do otherwise:

                (a) Leverage Ratio. Maintain a Leverage Ratio as of the last day of each Fiscal Quarter, determined on the basis of the most recently completed four consecutive Fiscal Quarters ending on such day, of not greater than 5.00:1.00.

                (b) Fixed Charge Coverage Ratio. Maintain a Fixed Charge Coverage Ratio as of the last day of each Fiscal Quarter set forth below, determined on the basis of the most recently completed four consecutive Fiscal Quarters ending on such day, of not less than the amount set forth below opposite such Fiscal Quarter:

     FISCAL QUARTER                                     RATIO
-------------------------                             ---------
Second Fiscal Quarter 2003                            1.75:1.00
Third Fiscal Quarter 2003                             1.75:1.00
Fourth Fiscal Quarter 2003                            1.75:1.00
First Fiscal Quarter 2004                             1.90:1.00
Second Fiscal Quarter 2004                            1.90:1.00
Third Fiscal Quarter 2004                             1.90:1.00
Fourth Fiscal Quarter 2004                            1.90:1.00
First Fiscal Quarter 2005                             2.00:1.00
Second Fiscal Quarter 2005                            2.00:1.00
Third Fiscal Quarter 2005                             2.00:1.00
Fourth Fiscal Quarter 2005                            2.00:1.00
First Fiscal Quarter 2006                             2.00:1.00
Second Fiscal Quarter 2006                            2.00:1.00

                (c) Maximum Capital Expenditures. Not make Capital Expenditures, and cause its Subsidiaries not to make Capital Expenditures, in any Fiscal Year in an aggregate amount for the Borrower and its Subsidiaries in excess of $625,000,000.

                SECTION 7.04 Reporting Requirements. The Borrower will furnish to the Lenders:

                        (i) as soon as available and in any event within 45 days after the end of each of the first three Fiscal Quarters of the Borrower, Consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such Fiscal Quarters and Consolidated statements of income and retained earnings of the Borrower and its Subsidiaries for the period commencing at the end of the previous Fiscal Year

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

                and ending with the end of such Fiscal Quarter, certified by the chief financial officer or treasurer of the Borrower and accompanied by a certificate of said officer stating (i) that such have been prepared in accordance with generally accepted accounting principles, (ii) whether or not he or she has knowledge of the occurrence of any Event of Default or Default and, if so, stating in reasonable detail the facts with respect thereto and (iii) whether or not the Borrower is in compliance with the requirements set forth in Section 7.03 hereof (which certificate shall contain the computations used by such chief financial officer or treasurer in determining such compliance or non-compliance and shall be in the form of the Compliance Certificate attached hereto as Exhibit I);

                        (ii) as soon as available and in any event within 90 days after the end of each Fiscal Year of the Borrower, a copy of the annual report for such year for the Borrower and its Subsidiaries, containing Consolidated financial statements of the Borrower and its Subsidiaries for such Fiscal Year certified by Deloitte & Touche LLP or other independent public accountants reasonably acceptable to the Majority Lenders;

                        (iii) within 90 days after the end of each Fiscal Year of the Borrower, a certificate of the chief financial officer or treasurer of the Borrower stating (i) whether or not he or she has knowledge of the occurrence of any Event of Default or Default and, if so, stating in reasonable detail the facts with respect thereto, and (ii) whether or not the Borrower is in compliance with the requirements set forth in Section 7.03 hereof (which certificate shall contain the computations used by such chief financial officer or treasurer in determining such compliance or non-compliance and shall be in the form of the Compliance Certificate attached hereto as Exhibit I);

                        (iv) as soon as possible and in any event within five days after a Responsible Officer becomes aware of each Event of Default and Default, a statement of a Responsible Officer of the Borrower setting forth details of such Event of Default or Default and the action which the Borrower has taken and proposes to take with respect thereto;

                        (v) promptly after the sending or filing thereof, copies of all reports which the Borrower sends to any of its security holders, and copies of all reports and registration statements which the Borrower or any Subsidiary files with the Securities and Exchange Commission (the "SEC") or any national securities exchange;

                        (vi) promptly after the filing or receiving thereof, copies of all reports and notices which the Borrower or any Subsidiary files under ERISA with the Internal Revenue Service or the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or which the Borrower or any Subsidiary receives from such entities other than immaterial regular periodic notices and reports and notices and reports of general circulation;

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                        (vii)   within 90 days after the end of each Fiscal Year
                of the Borrower, a summary, prepared by a Responsible Officer of the Borrower, of the Borrower's (and its Subsidiaries') major insurance coverages (and the amount of self-insurance) then in effect;

                        (viii) within 30 days after the end of each Fiscal Quarter of the Borrower, a schedule of each Hedge Agreement outstanding as at the end of each Fiscal Quarter, containing calculations in reasonable detail used in determining the Hedge Agreements Exposure, if any, as of the end of such Fiscal Quarter; and

                        (ix) within 30 days after the end of Fiscal Year 2003, projections for Fiscal Year 2004, and within 30 days after the end of Fiscal Year 2004, projections for Fiscal Year 2005, in each case prepared on the basis of the most current information then available to the Borrower in substantially the same format and containing substantially the same types of information as the projections for Fiscal Year 2003 which were set forth in the Information Memorandum and with the projections to be prepared on a quarterly basis; and

                        (x) such other information respecting the condition or operations, financial or otherwise, of the Borrower or any of its Subsidiaries as any Issuing Bank, or any Lender through the Agent, may from time to time reasonably request, including, without limitation, the condition, status or other information relating to the Collateral as provided in Section 7(c) of the Security Agreement.

Notwithstanding the foregoing, the financial statements required to be delivered by the Borrower pursuant to clauses (i) and (ii) above and the reports and statements required to be delivered by the Borrower pursuant to clause (v) above shall be deemed to have been delivered on the date on which the Borrower posts reports containing such financial statements or other materials on the Borrower's website on the internet at "www.gapinc.com" or when such reports containing such financial statements or other materials are posted on the SEC's website on the internet at "www.sec.gov"; provided, however, that the Borrower shall deliver paper copies of such financial statements or other materials to any Lender who so requests until the Borrower receives written notice from such Lender to cease delivering paper copies.

                                  ARTICLE VIII

                                EVENTS OF DEFAULT

                SECTION 8.01 Events of Default. If any of the following events ("Events of Default") shall occur and be continuing:

                (a) Any Loan Party shall fail to pay any principal of any Advance or any reimbursement obligation under any Letter of Credit when the same becomes due and payable; or shall fail to pay any interest on any Advance, fees or any other amounts hereunder within five days after the same become due and payable by it; or

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                (b)      Any representation or warranty made by any Loan Party
        in any Loan Document (whether made on behalf of itself or otherwise) or by any Loan Party (or any of its officers) in connection with any Loan Document shall prove to have been incorrect in any material respect when made; or

                (c) Any Loan Party shall fail to perform or observe (i) any covenant contained in Section 7.02 or 7.03 hereof or Section 4, 5 or 12 of the Security Agreement (to the extent such Loan Party is a party thereto); or (ii) such other term, covenant or agreement contained in any Loan Document on its part to be performed or observed if the failure to perform or observe such other term, covenant or agreement shall remain unremedied for 30 days after written notice thereof shall have been given to such Loan Party by an Issuing Bank, the Agent or any Lender; or

                (d) Any Loan Party shall fail to pay any principal of or premium or interest on any Debt which is outstanding in a principal amount of at least $50,000,000 in the aggregate (but excluding Debt hereunder) of such Loan Party or any Obligations under any Hedge Agreement to which it is a party, with a "Hedge Principal Amount" (as hereinbelow defined) of not less than $50,000,000, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt or in such Hedge Agreement; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt or in such Hedge Agreement and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt or in such Hedge Agreement; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made as a result of a default thereunder, in each case prior to the stated maturity thereof or the Obligations under such Hedge Agreement shall be accelerated (for purposes of this paragraph, "Hedge Principal Amount" in respect of any Hedge Agreement at any time shall be the maximum aggregate amount (after giving effect to any netting arrangements) that the respective Loan Party would be required to pay if such Hedge Agreement were terminated at such time); or

                (e) Any Loan Party shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any Loan Party seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 60 days, or any of the actions sought in such proceeding (including, without

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        limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or any Loan Party shall take any corporate action to authorize any of the actions set forth above in this subsection (e); or

                (f) One or more judgments or orders for the payment of money in excess of $50,000,000 in the aggregate shall be rendered against any Loan Party and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of forty-five (45) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; provided, however, that any such judgment or order shall not give rise to an Event of Default under this Section 8.01(f) if and so long as (A) the amount of such judgment or order which remains unsatisfied is covered by a valid and binding policy of insurance between the respective Loan Party and the insurer covering full payment of such unsatisfied amount and (B) such insurer has been notified, and has not disputed the claim made for payment, of the amount of such judgment or order; or

                (g)     A Change of Control shall have occurred; or

                (h) Any material provision of any of the Loan Documents after delivery thereof pursuant to Sections 5.01, 7.01(i) or 7.01(j) hereof shall for any reason (other than pursuant to the terms thereof) cease to be valid and binding on or enforceable against any of the Loan Parties intended to be a party to it, or any such Loan Party shall so state in writing; or

                (i) Any Collateral Document after delivery thereof pursuant to Sections 5.01, 7.01(i) or 7.01(j) hereof shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected Lien on any material portion of the Collateral purported to be covered thereby subject only to Liens permitted thereby; or

                (j) Any of the following events or conditions shall have occurred and such event or condition, when aggregated with any and all other such events or conditions set forth in this subsection (j), has resulted or is reasonably expected to result in liabilities of the Loan Parties and/or the ERISA Affiliates in an aggregate amount that would have a Material Adverse Effect:

                        (i) any ERISA Event shall have occurred with respect to a Plan; or

                        (ii) any of the Loan Parties or any of the ERISA Affiliates shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan; or

                        (iii) any of the Loan Parties or any of the ERISA Affiliates shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization, is insolvent or is being terminated, within the meaning of Title IV of ERISA, and, as a result of such reorganization, insolvency or termination, the aggregate annual contributions of the Loan Parties and the

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                ERISA Affiliates to all of the Multiemployer Plans that are in reorganization, are insolvent or being terminated at such time have been or will be increased over the amounts contributed to such Multiemployer Plans for the plan years of such Multiemployer Plans immediately preceding the plan year in which such reorganization, insolvency or termination occurs; or

                        (iv) any "accumulated funding deficiency" (as defined in Section 302 of ERISA and Section 412 of the Internal Revenue
                Code), whether or not waived, shall exist with respect to one or more of the Plans; or

                        (v) or any Lien shall exist on the property and assets of any of the Loan Parties or any of the ERISA Affiliates in favor of the PBGC,

then, and in any such event, the Agent shall at the request, or may with the consent, of the Majority Lenders, by notice to the Borrower, (A) declare the obligation of each Lender to make Advances to be terminated, whereupon the same shall forthwith terminate, (B) declare the Advances, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Advances, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower,
(C) declare the obligation of the Issuing Banks to issue further Letters of Credit to be terminated, whereupon the same shall forthwith terminate, and/or
(D) demand from time to time that the Borrower, and if such demand is made the Borrower shall, pay to the Agent for the benefit of the Issuing Banks, an amount in immediately available funds equal to the then outstanding Letter of Credit Liability (plus the additional amounts specified by Section 3.12(c) hereof, if applicable) which shall be held by the Agent (or the applicable Issuing Bank) as cash collateral in a cash collateral account under the exclusive control and dominion of the Agent (or applicable Issuing Bank) and applied to the reduction of such Letter of Credit Liability as drawings are made on outstanding Letters of Credit; provided, however, that in the event of an actual or deemed entry of an order for relief with respect to any Loan Party under the Federal Bankruptcy Code, the obligation of each Lender to make Advances shall automatically be terminated, the then outstanding Advances, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower and the obligation of the Issuing Bank to Issue Letters of Credit shall automatically be terminated.

                                   ARTICLE IX

                                    THE AGENT

                SECTION 9.01 Authorization and Action. Each Lender and each Issuing Bank hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement (including, without limitation, enforcement or collection of the Advances), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining

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from acting) upon the instructions of the Majority Lenders, and such instructions shall be binding upon all Lenders; provided, however, that the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement or applicable law. The Agent agrees to give to each Lender prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement and any other Loan Document unless the distribution of such notice is otherwise provided for herein or therein.

                Each Issuing Bank shall act on behalf of the Lenders with respect to any Letters of Credit Issued by it and the documents associated therewith until such time and except for so long as the Agent may elect to act for each Issuing Bank with respect thereto; provided, however, that such Issuing Bank shall have all of the benefits and immunities (i) provided to the Agent in this Article IX with respect to any acts taken or omissions suffered by such Issuing Bank in connection with Letters of Credit Issued by it or proposed to be Issued by it and the applications and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term "Agent," as used in this Article IX, included such Issuing Bank with respect to such acts or omissions, and (ii) as additionally provided in this Agreement with respect to such Issuing Bank.

                SECTION 9.02 Agent's Reliance, Etc. Neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Agent: (i) may treat the Lender which made any Advance (or purchased or funded a participation with respect to a Letter of Credit) as the holder and owner of the Debt resulting therefrom until the Agent receives and accepts an Assignment and Acceptance entered into by such Lender, as assignor, and an Eligible Assignee, as assignee, as provided in Section 10.07 hereof; (ii) may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of the Borrower or to inspect the property (including the books and records) of the Borrower or its Subsidiaries; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; and (vi) shall incur no liability under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier) believed by it to be genuine and signed or sent by the proper party or parties.

                SECTION 9.03 CUSA, Citibank and Affiliates. With respect to CUSA's Commitment and the Advances made by it, and with respect to Citibank as an Issuing Bank, CUSA and Citibank shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent or an Issuing Bank, as the case may be; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include CUSA and Citibank in their individual capacities. CUSA, Citibank and each of their respective Affiliates (and, as applicable, any of their respective officers and directors) may

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accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Borrower, any of its Subsidiaries and any Person who may do business with or own securities of the Borrower or any such Subsidiary, all as if CUSA were not the Agent or Citibank were not an Issuing Bank, as the case may be, and without any duty to account therefor to the Lenders.

                SECTION 9.04 Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Agent, any Issuing Bank or any other Lender and based on the financial statements referred to in Section
6.01 hereof and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent, any Issuing Bank or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

                SECTION 9.05 Indemnification.

                (a) Agent. The Lenders agree to indemnify the Agent (to the extent not reimbursed by the Borrower or any Guarantor), ratably, according to their respective Credit Exposures, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or any action taken or omitted by the Agent under this Agreement, provided, that, no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including reasonable counsel fees) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, to the extent that the Agent is not reimbursed for such expenses by the Borrower. In the case of any investigation, litigation or proceeding giving rise to any such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs expenses or disbursements, this Section 9.05(a) applies whether any such investigation, litigation or proceeding is brought by the Agent, an Issuing Bank, any Lender or a third party.

                (b) Issuing Bank. The Lenders agree to indemnify each Issuing Bank (to the extent not reimbursed by the Borrower or any Guarantor), ratably according to their respective Commitment Percentages, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against such Issuing Bank in any way relating to or arising out of this Agreement and the Letters of Credit issued by it or any action taken or omitted by such Issuing Bank under this Agreement or the Letters of Credit Issued by it, provided, that, no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions,

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        judgments, suits, costs, expenses or disbursements resulting from such
        Issuing Bank's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse such Issuing Bank promptly upon demand for its ratable share of any out-of-pocket expenses (including reasonable counsel fees) incurred by such Issuing Bank in connection with the preparation, execution, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or the Letters of Credit Issued by it, to the extent that the Issuing Bank is not reimbursed for such expenses by the Borrower. In the case of any investigation, litigation or proceeding giving rise to any such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs expenses or disbursements, this Section 9.05(b) applies whether any such investigation, litigation or proceeding is brought by the Issuing Bank, the Agent, any Lender or a third party.

                SECTION 9.06 Successor Agent. The Agent may resign at any time by giving 30 days' prior written notice thereof to the Lenders and the Borrower and may be removed at any time with or without cause by the Majority Lenders; provided, that, the Agent may resign without having given such notice if it is required to do so as a matter of law. Upon any such resignation or removal, the Majority Lenders, after consulting with the Borrower and giving due consideration to any successor agent recommended by the Borrower, shall have the right to appoint a successor Agent with the consent of the Borrower (which shall not be unreasonably withheld). If no successor Agent shall have been so appointed by the Majority Lenders and consented to by the Borrower, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation or the Majority Lenders' removal of the retiring Agent, then the retiring Agent may, after consulting with the Borrower and giving due consideration to any successor agent recommended by the Borrower, on behalf of the Lenders, appoint a successor Agent, which shall be a commercial bank organized or licensed to do business under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $100,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

                SECTION 9.07 Co-Syndication Agents, Joint Book Managers and Joint Lead Arrangers. The financial institutions identified as Co-Syndication Agents, the Joint Book Managers and the Joint Lead Arrangers herein shall not have any rights, powers, obligations, responsibilities or duties under this Agreement. Without limiting the foregoing, any Lender so identified as a Co-Syndication Agent, Joint Book Manager or Joint Lead Arranger shall not have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the financial institutions so identified as a Co-Syndication Agent, Joint Book Manager or Joint Lead Arranger in deciding to enter into this Agreement or in taking or not taking action hereunder.

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                SECTION 9.08 Release of Collateral. Without limitation of the provisions of the Collateral Documents with respect thereto, upon the sale, lease, transfer or other disposition of any item of Collateral of any Loan Party as permitted under the terms of the Loan Documents, the Lender Parties hereby agree that such item of Collateral shall be released from the security interest granted under the respective Collateral Documents. In connection with the foregoing, the Lender Parties hereby irrevocably authorize the Agent and the Collateral Agent to release any such Collateral. The Agent will, at the Borrower's expense, execute and deliver to the respective Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the security interest granted under the Collateral Documents.

                SECTION 9.09 Release of Guarantor/Domestic Subsidiary. Without limitation of the provisions of the Collateral Documents with respect thereto, upon (a) the sale of outstanding shares of capital stock and other equity, ownership and profit interests in any Guarantor or other Domestic Subsidiary in a transaction which is permitted under Section 7.02(g) hereof, (b) the dissolution, liquidation, consolidation or merger of a Guarantor or other Domestic Subsidiary in a transaction permitted by Section 7.02(c) hereof or (c) any transfer of trademarks or service marks to a Guarantor such that it becomes or otherwise qualifies as a Special Purpose Subsidiary, then, in each such case, upon request by the Borrower, the Agent, on behalf of each Lender Party, shall confirm in writing that the liability of such Guarantor or other Domestic Subsidiary under the Subsidiary Guaranty in respect of the Obligations hereunder and under any of the Collateral Documents is released and discharged effective when such transaction is consummated and all requirements hereunder in connection therewith are satisfied, including with respect to the application of the proceeds of such sale. Each Lender Party hereby irrevocably authorizes the Agent to release any Guarantor or other Domestic Subsidiary from time to time to the extent provided for herein and to execute any document reasonably required in connection therewith.

                SECTION 9.10 Actions in Respect of Intercreditor Agreement. The Lenders and the Issuing Banks hereby authorize the Agent, in its capacity as Agent on behalf of the Lenders and the Issuing Banks, to enter into the Intercreditor Agreement and hereby consent to the Agent acting as Collateral Agent under the Intercreditor Agreement.

                                   ARTICLE X

                                  MISCELLANEOUS

                SECTION 10.01 Amendments, Etc.

                (a) Majority Lenders. Except as is otherwise expressly provided in this Section 10.01, no amendment or waiver of any provision of this Agreement, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Majority Lenders, provided, however, that no amendment, waiver or consent by the Majority Lenders shall, unless in writing and signed by all the Lenders, do any of the following: (i) waive any of the conditions specified in Section 5.01 or 5.02 hereof,
        (ii) increase the Commitments of the Lenders (other than as provided for in Section 2.04(b) and 2.04(c) hereof), (iii) reduce the principal of, or interest on, the Advances made pursuant to Section 2.01(a) hereof or any

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        reimbursement obligation in respect of any Letter of Credit or any fees or other amounts payable hereunder to the Lenders, (iv) postpone any date fixed for any payment of principal of, or interest on, the Advances made pursuant to Section 2.01(a) hereof or any reimbursement obligation in respect of any Letter of Credit or any fees or other amounts payable hereunder to the Lenders, (v) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Advances made pursuant to Section 2.01(a) hereof or Letter of Credit Liability hereunder, or the number of Lenders, which shall be required for the Lenders or any of them to take any action hereunder, (vi) release all or substantially all the Collateral or all or substantially all the Guarantors, (vii) release the Borrower as a guarantor under Section 2.13 or Section 3.13 hereof, (viii) subordinate any liens granted under the Security Agreement or (ix) amend this subsection (a) of this Section 10.01.

                (b) Agent and Issuing Banks. No amendment, waiver or consent given or effected pursuant to this Section 10.01 shall, unless in writing and signed by the Agent or each Issuing Bank, as the case may be, in addition to the Lenders required above to take such action, affect the rights, obligations or duties of the Agent or such Issuing Bank, as the case may be, under this Agreement.

                (c) Limitation of Scope. All waivers and consents granted under this Section 10.01 shall be effective only in the specific instance and for the specific purpose for which given.

                SECTION 10.02 Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telecopier or electronic mail) and mailed, sent by overnight courier, telecopied, emailed, or delivered, if to the Borrower or any other Loan Party, at its address at 2 Folsom Street, San Francisco, California 94105 Attention: Treasurer, Telecopier: 415-427-6982, email __________; with a copy to 2 Folsom Street, San Francisco, CA 94105,
Attention: General Counsel, Telecopier: 415-427-6982, email __________ and to 2 Folsom Street, San Francisco, CA 94105, Attention: Associate General Counsel,
Telecopier: 415-427-7475, email tom_lima@gap.com; if to any Lender, at its Domestic Lending Office specified opposite its name on Schedule I-B hereto; if to any other Lender, at its Domestic Lending Office specified in the Assignment and Acceptance pursuant to which it became Lender; if to the Agent, at its address at 399 Park Avenue, New York, New York 10043, Attention: Credit Administration, Telecopier: 302-894-6120, email __________; and if to an Issuing Bank, at its Domestic Lending Office specified opposite its name in Schedule I-B hereto; with a copy, in the case of notices to the Agent, to Citicorp North America, Inc., One Sansome Street, San Francisco, California, Attention: Carolyn Wendler, Telecopier: 415-433-0307, email carolyn.wendler@citigroup.com, or, as to each party, at such other address or to such other person as shall be designated by such party in a written notice to the other parties. All such notices and communications shall, when mailed, be effective three days after being deposited in the mails, when sent by overnight courier, be effective one day after being sent by overnight courier, and when telecopied or sent by electronic mail, be effective when received (and, with respect to notices and communications sent by electronic mail, upon confirmation by the recipient of the receipt of such notice or communication), respectively; and when delivered by hand, be effective upon delivery except that notices and communications to the Agent pursuant

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to Article II or IX and to an Issuing Bank pursuant to Article III or IX shall not be effective until received by the Agent or such Issuing Bank, as the case may be.

                SECTION 10.03 No Waiver; Remedies. No failure on the part of any Lender, the Issuing Bank or the Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                SECTION 10.04 Costs and Expenses.

                (a) The Borrower agrees to pay on demand all reasonable and documented costs and expenses of the Agent incurred in connection with the preparation, execution, delivery, modification and amendment of this Agreement, and the other documents to be delivered hereunder, including, without limitation, the reasonable and documented fees and out-of-pocket expenses of one counsel for the Agent (and appropriate local counsel) with respect thereto and with respect to advising the Agent as to its rights and responsibilities under this Agreement. The Borrower further agrees to pay on demand all costs and expenses of the Agent, each Issuing Bank, each Swing Line Lender and each other Lender Party (including, without limitation, reasonable counsel fees and expenses), incurred in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of the Loan Documents, the Letters of Credit, the documents delivered in connection with the Swing Line Advances and the other documents to be delivered hereunder and thereunder.

                (b) If any payment of principal of, or Conversion of, any Eurodollar Rate Advance is made other than on the last day of the Interest Period for such Advance, as a result of a payment or Conversion pursuant to Sections 2.08(d), 2.10, 2.12 hereof, acceleration of the maturity of the Advances pursuant to Section 8.01 hereof or for any other reason, or by an Eligible Assignee to a Lender other than on the last day of an Interest Period for such Advance upon an assignment of rights and obligations under this Agreement pursuant to Section 10.07 hereof as a result of a demand by the Borrower pursuant to Section 10.07(a) hereof, or if the Borrower fails for any reason to make any payment or prepayment of an Advance for which a notice of prepayment was given or that is otherwise required to be made, whether pursuant to Sections 2.05, 2.10, 8.01 hereof or otherwise, the Borrower shall, upon demand by any Lender (with a copy of such demand to the Agent), pay to the Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses which it may reasonably incur as a result of such payment or Conversion or such failure to pay or prepay, as the case may be, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Advance.

                (c) The Borrower agrees to indemnify and hold harmless each of the Agent, each Lender, each Issuing Bank, each Joint Lead Arranger, each Co-Syndication Agent and each of their Affiliates and their respective officers, directors, employees, agents and

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

        advisors (each, an "Indemnified Party") from and against any and all claims (other than lost profits), damages, liabilities and expenses (including, without limitation, reasonable fees and disbursements of counsel), which may be incurred by or asserted against any Indemnified Party in connection with or arising out of any investigation, litigation, or proceeding (whether or not such Indemnified Party is party thereto) related to any acquisition or proposed acquisition by the Borrower, or by any Subsidiary of the Borrower, of all or any portion of the stock or substantially all the assets of any Person or any use or proposed use of the Advances or Letters of Credit by any Loan Party, except to the extent such claim, damage, liability or expense shall have resulted from such Indemnified Party's gross negligence or willful misconduct. In the event this indemnity is unenforceable as a matter of law as to a particular matter or consequence referred to herein, it shall be enforceable to the full extent permitted by law. The indemnification provisions set forth above shall be in addition to any liability the Borrower may otherwise have. Without prejudice to the survival of any other obligation of the Borrower hereunder, the indemnities and obligations of the Borrower contained in this Section
        10.04 shall survive the payment in full of all the Obligations.

                (d) The Borrower hereby acknowledges that the funding method by each Lender of its Advances hereunder shall be in the sole discretion of such Lender. The Borrower agrees that for purposes of any determination to be made under Sections 2.07, 2.11(a), 2.12 or 10.04(b) hereof each Lender shall be deemed to have funded its Eurodollar Rate Advances with proceeds of Dollar deposits in the London interbank market.

                SECTION 10.05 Right of Set-off. Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by Section 8.01 hereof to authorize the Agent to declare the Advances due and payable pursuant to the provisions of Section 8.01 hereof or to demand payment of (or cash collateralization of) all then outstanding Letter of Credit Liability, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or such Affiliate to or for the credit or the account of any Loan Party against any and all of the obligations of the Loan Parties now or hereafter existing under this Agreement to such Lender (including, to the fullest extent permitted by law, obligations indirectly owed to such Lender by virtue of its purchase of a participation or sub-participation of the Letter of Credit Liability pursuant to
Section 3.05 hereof), whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured (it being understood and agreed that, notwithstanding anything in this Agreement or any of the other Loan Documents to the contrary, accounts, deposits, sums, securities or other property of any Foreign Subsidiary or of any Subsidiary of a Foreign Subsidiary (including any Foreign Subsidiary or any Subsidiary of a Foreign Subsidiary that is a Subsidiary Borrower or LC Subsidiary) will not serve at any time, directly or indirectly, to collateralize or otherwise offset the Obligations of the Borrower or any Domestic Subsidiary, and, in addition, unless otherwise agreed to by the Borrower, the accounts, deposits, sums, securities or other property of a Foreign Subsidiary or Subsidiary of a Foreign Subsidiary will only serve to collateralize or offset the Obligations of another Foreign Subsidiary or Subsidiary of a Foreign Subsidiary that is a Subsidiary Borrower or LC Subsidiary if such

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

former Foreign Subsidiary or Subsidiary of a Foreign Subsidiary is owned by such latter Foreign Subsidiary or Subsidiary of a Foreign Subsidiary that is a Subsidiary Borrower or LC Subsidiary). Each Lender agrees promptly to notify the Borrower and the Agent after any such set-off and application made by such Lender or any of its Affiliates, provided, that, the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender and its Affiliates under this Section 10.05 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Lender and its Affiliates may have.

                SECTION 10.06 Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower, each LC Subsidiary and each Subsidiary Borrower to be a party hereto on the date hereof, each Issuing Bank to be a party hereto on the date hereof, and the Agent and when the Agent shall have been notified by each Lender that such Lender has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, each LC Subsidiary, each Subsidiary Borrower, each Issuing Bank, the Agent and each Lender and their respective successors and assigns, except that the Borrower, each LC Subsidiary and each Subsidiary Borrower shall not have the right to assign its respective rights hereunder or any interest herein without the prior written consent of the Lenders.

                SECTION 10.07 Assignments and Participations. (a) Each Lender may, and if demanded by the Borrower (following a demand by such Lender pursuant to Section 2.07, 2.11, 3.08, 4.02 or 4.06 hereof, upon at least 10 days' notice to such Lender and the Agent) will, assign to one or more banks or other entities all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion, respectively, of its Commitment, the Advances owing to it, its Issuing Commitment and participations in Letter of Credit Liability and Swing Line Advances); provided, however, that
(i) each such respective assignment shall be of a percentage of all rights and obligations under this Agreement in respect of the assigning Lender's Commitment, Advances, its Issuing Commitment and participations in Letter of Credit Liability and Swing Line Advances, that is constant and not varying over time, (ii) the respective amounts of the rights and obligations under the Commitment of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such partial assignment) shall in no event be less than $5,000,000 (or an integral multiple of $1,000,000 in excess thereof), (iii) except during the continuance of a Default, each such assignment shall be to an Eligible Assignee consented to by the Borrower (following reasonable advance written notice to the Borrower, which consent shall not be unreasonably withheld); provided, that, the Borrower's consent need not be obtained if such assignment is made to another Lender or to an Affiliate of the assigning Lender, provided that any Lender so assigning to any of its Affiliates shall give prompt notice thereof to the Borrower and the Agent, (iv) each such assignment made as a result of a demand by the Borrower pursuant to this Section 10.07(a) shall be arranged by the Borrower (at its expense, including, without limitation, payment of the processing and recordation fee referred to in subclause (vi) hereof) after consultation with the Agent and shall be either an assignment of all of the rights and obligations of the assigning Lender under this Agreement or an assignment of a portion of such rights and obligations made concurrently with another such assignment or other such assignments which together cover all of the rights and obligations of the assigning Lender under this Agreement, (v) no Lender shall be obligated to make any such assignment as a result of a demand by the Borrower pursuant to this Section 10.07(a) unless and until such Lender shall have received one

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

or more payments from either the Borrower or one or more Eligible Assignees in an aggregate amount at least equal to the aggregate outstanding principal amount of the Advances owing to such Lender, together with accrued interest thereon to the date of payment of such principal amount and all other amounts payable to such Lender under this Agreement, (vi) each such assignment shall be consented to by each Issuing Bank and the Agent (which consent of the Agent shall not be unreasonably withheld) and (vii) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with a processing and recordation fee of $3,500; provided, that, no such fee shall be payable in connection with an assignment by an assigning Lender to an Affiliate of such assigning Lender. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of Lender hereunder and (y) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

                (b) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any LC Subsidiary, any Subsidiary Borrower or any other Loan Party or the performance or observance by the Borrower, any LC Subsidiary, any Subsidiary Borrower or any other Loan Party of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 6.01 hereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agent, any Issuing Bank, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Agent or the respective Issuing Bank to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent or such Issuing Bank by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as Lender.

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

                (c)     The Agent shall maintain at its address referred to in
        Section 10.02 hereof a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Advances owing to, each Lender from time to time and the names and addresses and the Issuing Commitments of each Issuing Bank from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                (d) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit C hereto,
        (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower and the Issuing Banks.

                (e) Each Lender may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and the Advances owing to it; provided, however, that (i) such Lender's obligations under this Agreement (including, without limitation, its Commitment) shall remain unchanged,
        (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the owner of any Advance for all purposes of this Agreement, and
        (iv) the Borrower, the Issuing Banks, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, provided, further, that, to the extent of any such participation (unless otherwise stated therein and subject to the preceding proviso), the purchaser of such participation shall, to the fullest extent permitted by law, have the same rights and benefits hereunder as it would have if it were Lender hereunder; and provided, further, that each such participation shall be granted pursuant to an agreement providing that the purchaser thereof shall not have the right to consent or object to any action by the selling Lender (who shall retain such right) other than an action which would (i) reduce principal of or interest on any Advance, any amount due hereunder with respect to the Letters of Credit or other amounts or fees in which such purchaser has an interest, (ii) postpone any date fixed for payment of principal of or interest on any such Advance, such amounts due with respect to Letters of Credit or other amounts or such fees, (iii) extend the Termination Date or (iv) release all or substantially all the Collateral, all or substantially all the Guarantors or the Borrower as a guarantor under Section 2.13 or Section 3.13 hereof.

                (f) Upon written request of the Borrower to a Lender, such Lender shall, to the extent consistent with the policies of such Lender, inform the Borrower of the Dollar amount of any Full Term Participation (as hereinafter defined) that such Lender has entered into; provided, however, that no Lender shall be obligated to disclose such information if the disclosure thereof would constitute a violation of law or regulation or violate any confidentiality agreement to which such Lender is subject. For the purposes of this subsection (f), "Full Term Participation" means a participation by a Lender to another Person whereby such other Person has purchased (pursuant to a participation agreement) all or a portion of such Lender's Commitment from the effective date of such participation agreement to the Termination Date.

                (g) Notwithstanding anything herein contained to the contrary, each Lender may assign any of its rights and obligations under this Agreement to any of its Affiliates without the consent of the Borrower or the Agent, provided that any Lender so assigning to any of its Affiliates shall give prior notice thereof to the Borrower and the Agent; and each Lender or any of its Affiliates may assign any of its rights (including, without limitation, rights to payment of principal and/or interest hereunder) under this Agreement to any Federal Reserve Bank without notice to or consent of the Borrower or the Agent.

                (h) If any Lender requests any payment from the Borrower under Section 2.07, 2.11, 3.08, 4.02 or 4.06 hereof, then, subject to
        Section 10.07(a) hereof and provided no Default or Event of Default shall have occurred and be continuing, the Borrower may request such Lender to (and, upon such request, such Lender, without any obligation to pay any fees in respect thereof, shall) assign all of its rights and obligations under this Agreement to one or more Eligible Assignees acceptable to the Agent in accordance with Section 10.07(a) hereof provided that at the time of any such assignment the Borrower has paid to the Lender all amounts due it hereunder.

                SECTION 10.08 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                SECTION 10.09 Independence of Provisions. All agreements and covenants hereunder shall be given independent effect such that if a particular action or condition is prohibited by the terms of any such agreement or covenant, the fact that such action or condition would be permitted within the limitations of another agreement or covenant shall not be construed as allowing such action to be taken or condition to exist.

                SECTION 10.10 Confidentiality. Each Lender, each Issuing Bank and the Agent (for purposes of this Section 10.10, each a "Recipient") agrees that it will not disclose to any third party any Confidential Information provided to it by the Borrower; provided, that, the foregoing will not (i) restrict the ability of the Agent, the Issuing Banks, the Lenders and any loan participants from freely exchanging Confidential Information among themselves (and their respective Affiliates, employees, attorneys, agents and advisors),
(ii) restrict the ability to disclose Confidential Information to a prospective Eligible Assignee or participant, provided, that, such Eligible Assignee or participant executes a confidentiality agreement with the selling Lender agreeing to be bound by the terms hereof prior to disclosure of Confidential Information to such Eligible Assignee or participant or (iii) prohibit the disclosure of Confidential Information to the extent: (a) the Confidential Information is or has already become part of the public domain at the time of disclosure, by publication or otherwise, except by breach of this

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Section 10.10, (b) the Confidential Information can be established by written evidence to have already been in the lawful possession of the Recipient prior to the time of disclosure; or (c) the Confidential Information is received by the Recipient from a third party not known to have a similar restriction and without breach of this Section 10.10, or (d) the Confidential Information is required to be disclosed by order of a court of competent jurisdiction, administrative agency or governmental body, or by subpoena, summons or other legal process, or by law, rule or regulation, or by applicable regulatory or professional standards provided that prior to such disclosure the Borrower and the non-disclosing party are each given reasonable advance notice of such order and an opportunity to object to such disclosure; provided, that, no such notice or opportunity shall be required if disclosure is required in connection with an examination by a regulatory authority or is required in such circumstances where the applicable Governmental Authority does not permit such notice or opportunity (it being understood the Recipient will inform such authority of the confidential nature of the Confidential Information being disclosed). Notwithstanding anything herein to the contrary, each Loan Party and each Recipient, and each of their respective officers, directors, employees, accountants, attorneys and other advisors, agents and representatives, may disclose to any and all persons, without limitation of any kind, any information with respect to the United States tax treatment and tax structure of the transactions contemplated by the Loan Documents and all materials of any kind (including opinions or other tax analyses) that are provided to the respective Loan Party or Recipient, as the case may be, relating to such United States tax treatment and tax structure, provided, that, the foregoing shall not apply to the extent reasonably necessary to comply with applicable securities laws.

                SECTION 10.11 Headings. Article and Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                SECTION 10.12 Entire Agreement. This Agreement sets forth the entire agreement of the parties with respect to its subject matter and, except for the letter agreements referred to in Sections 2.03(c) and 3.06(b) hereof, supersedes all previous understandings, written or oral, in respect thereof.

                SECTION 10.13 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                SECTION 10.14 Consent to Jurisdiction. (a) Each of the parties hereto hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in the County of New York, The City of New York, in any action or proceeding arising out of or relating to this Agreement, and each of the parties hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court or such Federal court. Each of the parties hereby irrevocably agrees, to the fullest extent each may effectively do so, that each will not assert any defense that such courts do not have subject matter or personal jurisdiction of such action or proceeding or over any party hereto. Each of the parties hereby irrevocably consents to the service of copies of the summons and complaint and any other process which may be served in any such action or proceeding by

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certified mail, return receipt requested, or by delivering of a copy of such process to such party at its address specified in Section 10.02 hereof or by any other method permitted by law. Each of the parties hereby agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or by any other manner provided by law.

                (b) Nothing in this Section 10.14 shall affect the right of any of the parties hereto to serve legal process in any other manner permitted by law or affect the right of any of the parties to bring any action or proceeding against any of the parties or their property in the courts of other jurisdictions.

                SECTION 10.15 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT, IN THE CASE OF ARTICLE III, TO THE EXTENT SUCH LAWS ARE INCONSISTENT WITH THE UCP.

                SECTION 10.16 WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE LC SUBSIDIARIES, THE SUBSIDIARY BORROWERS, THE AGENT, THE LENDERS AND EACH ISSUING BANK HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE ADVANCES OR THE LETTERS OF CREDIT, OR THE ACTIONS OF THE AGENT, ANY LENDER OR THE ISSUING BANK IN CONNECTION WITH THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

             [The remainder of this page intentionally left blank.]

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

                IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                                THE BORROWER:

                                                THE GAP, INC.

                                                By: /s/ SABRINA SIMMONS
                                                    -------------------
                                                Name: Sabrina Simmons
                                                Title: Senior Vice President and
                                                           Treasurer

                                                Address for Notices:
                                                    2 Folsom Street
                                                    San Francisco, CA  94105
                                                    Attn: General Counsel

                                                THE LC SUBSIDIARIES:

                                                BANANA REPUBLIC, INC.

                                                By: /s/ SABRINA SIMMONS
                                                    -------------------
                                                Name: Sabrina Simmons
                                                Title: Senior Vice President and
                                                           Treasurer

                                                Address for Notices:
                                                    2 Folsom Street
                                                    San Francisco, CA  94105
                                                    Attn: General Counsel

                                                GAP (CANADA) INC.

                                                By: /s/ SABRINA SIMMONS
                                                    -------------------
                                                Name: Sabrina Simmons
                                                Title: Senior Vice President and
                                                           Treasurer

                                                Address for Notices:
                                                    2 Folsom Street
                                                    San Francisco, CA  94105
                                                    Attn: General Counsel

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

                                                GAP (DEUTSCHLAND) GMBH

                                                By: /s/ ANNE GUST
                                                    --------------
                                                Name: Anne Gust
                                                Title: Director
                                                Address for Notices:
                                                    2 Folsom Street
                                                    San Francisco, CA  94105
                                                    Attn: General Counsel

                                                GAP (FRANCE) S.A.S.

                                                By: /s/ LISA MERTENS
                                                    -----------------
                                                Name: Lisa Mertens
                                                Title: President
                                                Address for Notices:
                                                    2 Folsom Street
                                                    San Francisco, CA  94105
                                                    Attn: General Counsel

                                                GAP INTERNATIONAL B.V.

                                                By: /s/ JULIE KANBERG
                                                    ------------------
                                                Name: Julie Kanberg
                                                Title: Director
                                                Address for Notices:
                                                    2 Folsom Street
                                                    San Francisco, CA  94105
                                                    Attn: General Counsel

                                                GAP INTERNATIONAL SOURCING FZE

                                                By: /s/ ANNE GUST
                                                    -------------
                                                Name: Anne Gust
                                                Title: Director
                                                Address for Notices:
                                                    2 Folsom Street
                                                    San Francisco, CA  94105
                                                    Attn: General Counsel

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

                                                GAP INTERNATIONAL SOURCING
                                                (HOLDINGS) LIMITED

                                                By: /s/ ANNE GUST
                                                    -------------
                                                Name: Anne Gust
                                                Title: Director

                                                Address for Notices:
                                                    2 Folsom Street
                                                    San Francisco, CA  94105
                                                    Attn: General Counsel

                                                GAP INTERNATIONAL SOURCING
                                                LIMITED

                                                By: /s/ ANNE GUST
                                                    -------------
                                                Name: Anne Gust
                                                Title: Director

                                                Address for Notices:
                                                    2 Folsom Street
                                                    San Francisco, CA  94105
                                                    Attn: General Counsel

                                                GAP INTERNATIONAL SOURCING
                                                (MEXICO) S.A. DE C.V.

                                                By: /s/ ANNE GUST
                                                    -------------
                                                Name: Anne Gust
                                                Title: Director

                                                Address for Notices:
                                                    2 Folsom Street
                                                    San Francisco, CA  94105
                                                    Attn: General Counsel

                                                GAP INTERNATIONAL SOURCING
                                                PTE. LTD.

                                                By: /s/ ANNE GUST
                                                    -------------
                                                Name: Anne Gust
                                                Title: Director
                                                Address for Notices:
                                                    2 Folsom Street
                                                    San Francisco, CA  94105
                                                    Attn: General Counsel

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                                                GAP (JAPAN) K.K.

                                                By: /s/ CHRISTOPHER GAREK
                                                    ----------------------
                                                Name: Christopher Garek
                                                Title: Director
                                                Address for Notices:
                                                    2 Folsom Street
                                                    San Francisco, CA  94105
                                                    Attn: General Counsel

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                                                GAP (RHC) B.V.

                                                By: /s/ JULIE KANBERG
                                                    -----------------
                                                Name: Julie Kanberg
                                                Title: Director
                                                Address for Notices:
                                                    2 Folsom Street
                                                    San Francisco, CA  94105
                                                    Attn: General Counsel

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

                                                GAP (NETHERLANDS) B.V.

                                                By: /s/ JULIE KANBERG
                                                    -----------------
                                                Name: Julie Kanberg
                                                Title: Director

                                                Address for Notices:
                                                    2 Folsom Street
                                                    San Francisco, CA  94105
                                                    Attn: General Counsel

                                                GPS CONSUMER DIRECT, INC.

                                                By: /s/ SABRINA SIMMONS
                                                    -------------------
                                                Name: Sabrina Simmons
                                                Title: Senior Vice President and
                                                           Treasurer

                                                Address for Notices:
                                                    2 Folsom Street
                                                    San Francisco, CA  94105
                                                    Attn: General Counsel

                                                GPS (GREAT BRITAIN) LIMITED

                                                By: /s/ ANNE GUST
                                                    -------------
                                                Name: Anne Gust
                                                Title: Director

                                                Address for Notices:
                                                    2 Folsom Street
                                                    San Francisco, CA  94105
                                                    Attn: General Counsel

                                                OLD NAVY (CANADA) INC.

                                                By: /s/ SABRINA SIMMONS
                                                    -------------------
                                                Name: Sabrina Simmons
                                                Title: Senior Vice President and
                                                           Treasurer

                                                Address for Notices:
                                                    2 Folsom Street
                                                    San Francisco, CA  94105
                                                    Attn: General Counsel

                                                OLD NAVY INC.

                                                By: /s/ SABRINA SIMMONS
                                                    -------------------
                                                Name: Sabrina Simmons
                                                Title: Senior Vice President and
                                                           Treasurer

                                                Address for Notices:
                                                    2 Folsom Street
                                                    San Francisco, CA  94105
                                                    Attn: General Counsel

                                                SUBSIDIARY BORROWERS:

                                                GAP (CANADA) INC.

                                                By: /s/ SABRINA SIMMONS
                                                    -------------------
                                                Name: Sabrina Simmons
                                                Title: Senior Vice President and
                                                           Treasurer

                                                Address for Notices:
                                                    2 Folsom Street
                                                    San Francisco, CA  94105
                                                    Attn: General Counsel

                                                GAP (DEUTSCHLAND) GMBH

                                                By: /s/ ANNE GUST
                                                    -------------
                                                Name: Anne Gust
                                                Title: Director

                                                Address for Notices:
                                                    2 Folsom Street
                                                    San Francisco, CA  94105
                                                    Attn: General Counsel

                                                GAP (FRANCE) S.A.S.

                                                By: /s/ LISA MERTENS
                                                    ----------------
                                                Name: Lisa Mertens
                                                Title: President

                                                Address for Notices:
                                                    2 Folsom Street
                                                    San Francisco, CA  94105
                                                    Attn: General Counsel

                                                GAP INTERNATIONAL B.V.

                                                By: /s/ JULIE KANBERG
                                                    ----------------
                                                Name: Julie Kanberg
                                                Title: Director

                                                Address for Notices:
                                                    2 Folsom Street
                                                    San Francisco, CA  94105
                                                    Attn: General Counsel

                                                GAP INTERNATIONAL SOURCING
                                                (HOLDINGS) LIMITED

                                                By: /s/ ANNE GUST
                                                    -------------
                                                Name: Anne Gust
                                                Title: Director

                                                Address for Notices:
                                                    2 Folsom Street
                                                    San Francisco, CA  94105
                                                    Attn: General Counsel

                                                GAP INTERNATIONAL SOURCING
                                                LIMITED

                                                By: /s/ ANNE GUST
                                                    -------------
                                                Name: Anne Gust
                                                Title: Director

                                                Address for Notices:
                                                    2 Folsom Street
                                                    San Francisco, CA  94105
                                                    Attn: General Counsel

                                                GAP INTERNATIONAL SOURCING
                                                PTE. LTD.

                                                By: /s/ ANNE GUST
                                                    -------------
                                                Name: Anne Gust
                                                Title: Director

                                                Address for Notices:
                                                    2 Folsom Street
                                                    San Francisco, CA  94105
                                                    Attn: General Counsel

                                                GAP (JAPAN) K.K.

                                                By: /s/ CHRISTOPHER GAREK
                                                    ---------------------
                                                Name: Christopher Garek
                                                Title: Director

                                                Address for Notices:
                                                    2 Folsom Street
                                                    San Francisco, CA  94105
                                                    Attn: General Counsel

                                                GAP (RHC) B.V.

                                                By: /s/ JULIE KANBERG
                                                    -----------------
                                                Name: Julie Kanberg
                                                Title: Director

                                                Address for Notices:
                                                    2 Folsom Street
                                                    San Francisco, CA  94105
                                                    Attn: General Counsel

                                                GAP (NETHERLANDS) B.V.

                                                By:  /s/ JULIE KANBERG
                                                     -----------------
                                                Name:  Julie Kanberg
                                                Title:  Director

                                                Address for Notices:

                                                    2 Folsom Street
                                                    San Francisco, CA  94105
                                                    Attn:  General Counsel

                                                GPS (GREAT BRITAIN) LIMITED

                                                By: /s/ ANNE GUST
                                                    -------------
                                                Name:  Anne Gust
                                                Title:  Director

                                                Address for Notices:

                                                    2 Folsom Street
                                                    San Francisco, CA  94105
                                                    Attn:  General Counsel

                                                OLD NAVY (CANADA) INC.

                                                By: /s/ SABRINA SIMMONS
                                                    -------------------
                                                Name:  Sabrina Simmons

                                                Title: Senior Vice President and
                                                       Treasurer

                                                Address for Notices:

                                                    2 Folsom Street
                                                    San Francisco, CA  94105
                                                    Attn: General Counsel

                              THE AGENT:

                              CITICORP USA, INC.

                              By: /s/ Judith Green
                                  ---------------------------------------------
                                  Name:  Judith Green
                                  Title: Vice President


                              THE JOINT BOOK MANAGERS:

                              CITIGROUP GLOBAL MARKETS INC.

                              By: /s/ Wajeeh Faheem
                                  ---------------------------------------------
                                  Name:  Wajeeh Faheem
                                  Title: Attorney-in-Fact


                              BANC OF AMERICA SECURITIES LLC

                              By: /s/ Jeffrey H. Duncan
                                  ---------------------------------------------
                                  Name:  Jeffrey H. Duncan
                                  Title: Principal

                              THE CO-SYNDICATION AGENTS:

                              BANC OF AMERICA SECURITIES LLC

                              By: /s/ Jeffrey H. Duncan
                                  ---------------------------------------------
                                  Name:  Jeffrey H. Duncan
                                  Title: Principal


                              HSBC BANK USA

                              By: /s/ Anne Serewicz
                                  ---------------------------------------------
                                  Name:  Anne Serewicz
                                  Title: Senior Vice President


                              J.P. MORGAN SECURITIES INC.

                              By: /s/ Patricia B. Bril
                                  ---------------------------------------------
                                  Name:  Patricia B. Bril
                                  Title: Managing Director

                              THE JOINT LEAD ARRANGERS:

                              CITIGROUP GLOBAL MARKETS INC.

                              By: /s/ Wajeeh Faheem
                                  ---------------------------------------------
                                  Name:  Wajeeh Faheem
                                  Title: Attorney-in-Fact


                              BANC OF AMERICA SECURITIES LLC

                              By: /s/ Jeffrey H. Duncan
                                  ---------------------------------------------
                                  Name:  Jeffrey H. Duncan
                                  Title: Principal


                              J.P. MORGAN SECURITIES INC.

                              By: /s/ Patricia B. Bril
                                  ---------------------------------------------
                                  Name:  Patricia B. Bril
                                  Title: Managing Director

                              THE SENIOR MANAGING AGENTS:

                              GENERAL ELECTRIC CAPITAL CORPORATION

                              By: /s/ Todd A. Gronski
                                  ---------------------------------------------
                                  Name:  Todd A. Gronski
                                  Title: Duly Authorized Signatory


                              THE BANK OF NOVA SCOTIA

                              By: /s/ Mark Sparrow
                                  ---------------------------------------------
                                  Name:  Mark Sparrow
                                  Title: Director


                              U.S. BANK NATIONAL ASSOCIATION

                              By: /s/ Janet Jordan
                                  ---------------------------------------------
                                  Name:  Janet Jordan
                                  Title: Vice President


                              FLEET NATIONAL BANK

                              By: /s/ Stephen J. Garvin
                                  ---------------------------------------------
                                  Name:  Stephen J. Garvin
                                  Title: Managing Director

                              THE MANAGING AGENTS:

                              ABN AMRO BANK N.V.

                              By: /s/ Angela Noique
                                  ---------------------------------------------
                                  Name:  Angela Noique
                                  Title: Group Vice President

                              By: /s/ Edward John Hill III
                                  ---------------------------------------------
                                  Name:  Edward John Hill III
                                  Title: Assistant Vice President


                              WELLS FARGO BANK N.A.

                              By: /s/ Jeff Bailard
                                  ---------------------------------------------
                                  Name:  Jeff Bailard
                                  Title: Vice President

                              THE LENDERS:

                              CITICORP USA, INC.

                              By: /s/ Judith Green
                                  ---------------------------------------------
                                  Name:  Judith Green
                                  Title: Vice President

                              JPMORGAN CHASE BANK

                              By: /s/ Barry K. Bergman
                                  ---------------------------------------------
                                  Name:  Barry K. Bergman
                                  Title: Vice President

                              BANK OF AMERICA, N.A.

                              By: /s/ Amy Krovocheck
                                  ---------------------------------------------
                                  Name:  Amy Krovocheck
                                  Title: Vice President

                              HSBC BANK USA

                              By:  /s/ Anne Serewicz
                                  ---------------------------------------------
                                  Name: Anne Serewicz
                                  Title: Senior Vice President

                              GENERAL ELECTRIC CAPITAL CORPORATION

                              By: /s/ Todd A. Gronski
                                  ---------------------------------------------
                                  Name:  Todd A. Gronski
                                  Title: Duly Authorized Signatory

                              THE BANK OF NOVA SCOTIA

                              By: /s/ Maarten Van Otterloo
                                  ---------------------------------------------
                                  Name:  Maarten Van Otterloo
                                  Title: Managing Director

                              U.S. BANK NATIONAL ASSOCIATION

                              By: /s/ Janet E. Jordan
                                  ---------------------------------------------
                                  Name:  Janet E. Jordan
                                  Title: U.S. Bank

                              FLEET NATIONAL BANK

                              By: /s/ Stephen Garvin
                                  ---------------------------------------------
                                  Name:  Stephen Garvin
                                  Title: Managing Director

                              ABN AMRO BANK N.V.

                              By: /s/ Angela Noique
                                  ---------------------------------------------
                                  Name:  Angela Noique
                                  Title: Group Vice President

                              By: /s/ Edward John Hill III
                                  ---------------------------------------------
                                  Name:  Edward John Hill III
                                  Title: Assistant Vice President

                              WELLS FARGO BANK N.A.

                              By: /s/ Jeff Bailard
                                  ---------------------------------------------
                                  Name:  Jeff Bailard
                                  Title: Vice President

                              KEYBANK NATIONAL ASSOCIATION

                              By: /s/ James J. Teichman
                                  ---------------------------------------------
                                  Name:  James J. Teichman
                                  Title: Portfolio Manager

                              FIFTH THIRD BANK

                              By: /s/ Gary S. Losey
                                  ---------------------------------------------
                                  Name:  Gary S. Losey
                                  Title: Relationship Manager-Large Corporate

                              FIRST NATIONAL BANK OF OMAHA

                              By: /s/ Martha H. Baratta
                                  ---------------------------------------------
                                  Name:  Martha H. Baratta
                                  Title: Vice President

                              THE ISSUING BANKS:

                              CITIBANK, N.A.

                              By: /s/ Judith Green
                                  ---------------------------------------------
                                  Name:  Judith Green
                                  Title: Vice President


                              HSBC BANK USA

                              By: /s/ Anne Serewicz
                                  ---------------------------------------------
                                  Name:  Anne Serewicz
                                  Title: Senior Vice President


                              BANK OF AMERICA, N.A.

                              By: /s/ Amy Krovocheck
                                  ---------------------------------------------
                                  Name:  Amy Krovocheck
                                  Title: Vice President

                              THE SWING LINE LENDERS:

                              CITIBANK, N.A.

                              By: /s/ Judith Green
                                  ---------------------------------------------
                                  Name:  Judith Green
                                  Title: Vice President

                              HSBC BANK USA

                              By: /s/ Anne Serewicz
                                  ---------------------------------------------
                                  Name:  Anne Serewicz
                                  Title: Senior Vice President

                              BANK OF AMERICA, N.A.

                              By: /s/ Amy Krovocheck
                                  ---------------------------------------------
                                  Name:  Amy Krovocheck
                                  Title: Vice President

                              ABN AMRO BANK N.V.

                              By: /s/ Angela Noique
                                  ---------------------------------------------
                                  Name:  Angela Noique
                                  Title: Group Vice President

                              By: /s/ Edward John Hill III
                                  ---------------------------------------------
                                  Name:  Edward John Hill III
                                  Title: Assistant Vice President

                              JPMORGAN CHASE BANK

                              By: /s/ Barry K. Bergman
                                  ---------------------------------------------
                                  Name:  Barry K. Bergman
                                  Title: Vice President

                              THE BANK OF NOVA SCOTIA

                              By: /s/ Mark Sparrow
                                  ---------------------------------------------
                                  Name:  Mark Sparrow
                                  Title: Director

                Schedule I-B: List of Applicable Lending Offices

Citi provides

                                  Schedule I-A

                               COMMITMENT AMOUNTS

        LENDER / ISSUING BANK                  COMMITMENT    ISSUING COMMITMENT
------------------------------------------   --------------  ------------------

Citicorp USA, Inc., as Lender                $   90,000,000                 N/A

JPMorgan Chase Bank, as Lender               $   90,000,000                 N/A

Bank of America, N.A., as Lender             $   90,000,000                 N/A

HSBC Bank USA, as Lender                     $   90,000,000                 N/A

GE Capital Corporation, as Lender            $   55,000,000                 N/A

The Bank of Nova Scotia, as Lender           $   55,000,000                 N/A

U.S. Bank National Association, as Lender    $   55,000,000                 N/A

Fleet Bank, as Lender                        $   55,000,000                 N/A

ABN Amro Bank N.V., as Lender                $   45,000,000                 N/A

Wells Fargo Bank N.A., as Lender             $   45,000,000                 N/A

KeyBank National Association, as Lender      $   37,500,000                 N/A

Fifth Third Bank, as Lender                  $   25,000,000                 N/A

First National Bank of Omaha, as Lender      $   17,500,000                 N/A

Citibank, N.A., as Issuing Bank                         N/A    $    250,000,000

Bank of America, N.A., as Issuing Bank                  N/A    $    250,000,000

HSBC Bank USA, as Issuing Bank                          N/A    $    250,000,000

TOTAL                                        $  750,000,000*   $    750,000,000

----------
* The total of $750,000,000 of Commitments includes the Swing Line Commitment as then in effect.

                                  Schedule I-B

                       LIST OF APPLICABLE LENDING OFFICES

------------------------------------------------------------------------------------------------------------------
           Lender                       Domestic Lending Office                Eurodollar Lending Office
           ------                       -----------------------                -------------------------
------------------------------------------------------------------------------------------------------------------
Citicorp USA Inc./                   2 Penns Way                            2 Penns Way
Citibank, N.A.                       New Castle, DE 19720                   New Castle, DE 19720
                                     Attn: Lisa Rodriguez                   Attn: Lisa Rodriguez
                                     Tel: 302-894-6070                      Tel: 302-894-6070
                                     Fax: 212-994-0961                      Fax: 212-994-09610
------------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank                  1111 Fannin, 10/th/ Floor              1111 Fannin, 10/th/ Floor
                                     Houston, TX 77002                      Houston, TX 77002
                                     Attn: Jennifer Anyigbo                 Attn: Jennifer Anyigbo
                                     Tel: 713-750-2110                      Tel: 713-750-2110
                                     Fax: 713-750-2782                      Fax: 713-750-2782
------------------------------------------------------------------------------------------------------------------
HSBC Bank USA                        One HSBC Center, 26/th/ Floor          One HSBC Center, 26/th/ Floor
                                     Buffalo, NY 14203                      Buffalo, NY 14203
                                     Attn: Tanysia Hunter                   Attn: Tanysia Hunter
                                     Tel: 716-841-1930                      Tel: 716-841-1930
                                     Fax: 716 841-0269                      Fax: 716 841-0269
------------------------------------------------------------------------------------------------------------------
ABN AMRO Bank N.V.                   208 South LaSalle Street, Suite 1500   208 South LaSalle Street, Suite 1500
                                     Chicago, IL 60604-1003                 Chicago, IL 60604-1003
                                     Attn: Sherry Manning or Loan           Attn: Sherry Manning or Loan
                                                  Administration                         Administration
                                     Tel: 312-992-5118 or 312-992-5152      Tel: 312-992-5118 or 312-992-5152
                                     Fax: 312-992-5111 or 312-992-5157      Fax: 312-992-5111 or 312-992-5157
------------------------------------------------------------------------------------------------------------------
Bank of America N.A.                 1850 Gateway Blvd                      1850 Gateway Blvd
                                     Concord, CA 94520                      Concord, CA 94520
                                     Attn: Nina Lemmer                      Nina Lemmer
                                     Tel: 925-675-7478                      Tel: 925-675-7478
                                     Fax: 888-969-9281                      Fax: 888-969-9281
------------------------------------------------------------------------------------------------------------------
U.S. Bank National Association       555 S.W. Oak Street                    555 S.W. Oak Street
                                     Mail Code PD-OR-P7LN                   Mail Code PD-OR-P7LN
                                     Portland, Oregon 97204                 Portland, Oregon 97204
                                     Attn: Lennie Regalado                  Attn: Lennie Regalado
                                     Tel: 503-275-4395                      Tel: 503-275-4395
                                     Fax: 503-275-4600                      Fax: 503-275-4600
------------------------------------------------------------------------------------------------------------------
First National Bank of Omaha         1620 Dodge Street                      1620 Dodge Street
                                     Omaha, NE 68197                        Omaha, NE 68197
                                     Attn: Mark Baratta                     Attn: Mark Baratta
                                     Tel: 402-633-3512                      Tel: 402-633-3512
                                     Fax: 402-633-3519                      Fax: 402-633-3519
------------------------------------------------------------------------------------------------------------------
The Bank of Nova Scotia              580 California Street, suite 2100      580 California Street, suite 2100
                                     San Francisco, CA 94104                San Francisco, CA 94104
                                     Attn: John Quick                       Attn: John Quick
                                     Tel: 415-986-1100                      Tel: 415-986-1100
                                     Fax: 415-397-0791                      Fax: 415-397-0791
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Wells Fargo Bank NA                  201 Third Street                       201 Third Street
                                     MAC A0187-081                          MAC A0187-081
                                     San Francisco, CA 94103                San Francisco, CA 94103
                                     Attn: Ginnie Padget                    Attn: Ginnie Padget
                                     Tel: 415-396-1648                      Tel: 415-396-1648
                                     Fax: 415-512-1943                      Fax: 415-512-1943
------------------------------------------------------------------------------------------------------------------
Fifth Third Bank                     38 Fountain Square Plaza               38 Fountain Square Plaza
                                     Cincinnati, OH 45202                   Cincinnati, OH 45202
                                     Attn: Brooke Hart                      Attn: Brooke Hart
                                     Tel: 513-534-3853                      Tel: 513-534-3853
                                     Fax: 513-534-5947                      Fax: 513-534-5947
------------------------------------------------------------------------------------------------------------------
KeyBank National Association         127 Public Square, 6/th/ Floor         127 Public Square, 6/th/ Floor
                                     Mail Code OH-01-27-0606                Mail Code OH-01-27-0606
                                     Cleveland, OH 44114                    Cleveland, OH 44114
                                     Attn: Kathy Koenig                     Attn: Kathy Koenig
                                     Tel: 216-689-4228                      Tel: 216-689-4228
                                     Fax: 216-689-4987                      Fax: 216-689-4987
------------------------------------------------------------------------------------------------------------------
General Electric Capital             500 West Monroe                        500 West Monroe
Corporation                          Chicago, IL 60661                      Chicago, IL 60661
                                     Attn: Wendy Sherden or Patti Coughin   Attn: Wendy Sherden or Patti Coughin
                                     Tel: 312-463-2237 or 312-463-2218      Tel: 312-463-2237 or 312-463-2218
                                     Fax: 312-463-3842 or 312-463-3854      Fax: 312-463-3842 or 312-463-3854
------------------------------------------------------------------------------------------------------------------
Fleet National Bank                  100 Federal Street                     100 Federal Street
                                     Boston, MA 02110                       Boston, MA 02110
                                     Attn: Debbie Phinney or Stephen        Attn: Debbie Phinney or Stephen
                                                  Garvin                                 Garvin
                                     Tel: 617-434-1645 or 617-434-9399      Tel: 617-434-1645 or 617-434-9399
                                     Fax: 617-434-9933 or 617-434-6685      Fax: 617-434-9933 or 617-434-6685
------------------------------------------------------------------------------------------------------------------

                                   Schedule II

                                 EXISTING LIENS

LANDLORD LIENS:

Lease Agreement, between Metropolitan Life Insurance Company, on behalf of the Tower Fund, a commingled separate account, as Landlord and The Gap, Inc., as Tenant for Gateway Business Center, Building #1, City of Grove City, Ohio, dated January 29, 1998 (the Ohio Catalog Center)

Amended and Restated Industrial Lease Agreement, between Industrial Developments International, Inc., as Landlord and The Gap, Inc., as Tenant for 1200 Worldwide Blvd., Hebron, Kentucky, dated March 10, 1998 (the Gap Outlet Distribution Center)

Industrial Lease Agreement, between Industrial Developments International, Inc., as Landlord, and The Gap, Inc., as Tenant for 1405 Worldwide Blvd., Hebron, Kentucky, dated June 15, 2000 (the Old Navy Outlet Distribution Center)

                                  Schedule III

                                CHANGE OF CONTROL

1.      Donald G. Fisher

2.      Doris F. Fisher

3. Any person related by blood or marriage to any of the foregoing persons and any trust as to which any of such persons has beneficial ownership of the assets of the trust.

4.      The executive officers of The Gap, Inc. as of June 24, 2003.

                                   Schedule IV
                Outstanding Balance of Existing Letters of Credit

                                   Schedule V

                                 LC SUBSIDIARIES

1.      Banana Republic, Inc.

2.      Gap (Canada) Inc.

3.      Gap (Deutschland) GmbH

4.      Gap (France) S.A.S.

5.      Gap International BV

6.      Gap International Sourcing FZE

7.      Gap International Sourcing (Holdings) Limited

8.      Gap International Sourcing Limited

9.      Gap International Sourcing (Mexico) S.A. de C.V.

10.     Gap International Sourcing Pte. Ltd.

11.     Gap (Japan) K.K.

12.     Gap (Netherlands) B.V.

13.     GPS Consumer Direct, Inc.

14.     GPS (Great Britain) Limited

15.     Old Navy (Canada) Inc.

16.     Old Navy Inc.

17.     Gap (RHC) B.V.

                                   Schedule VI

                              SUBSIDIARY BORROWERS

1.      Gap (Canada) Inc.

2.      Gap (Deutschland) GmbH

3.      Gap (France) S.A.S.

4.      Gap International B.V.

5.      Gap International Sourcing (Holdings) Limited

6.      Gap International Sourcing Limited

7.      Gap (Japan) K.K.

8.      Gap (Netherlands) B.V.

9.      GPS (Great Britain) Limited

10.     Old Navy (Canada) Inc.

11.     Gap International Sourcing Pte. Ltd.

12.     Gap (RHC) B.V.

                                  Schedule VII

                              PERMITTED INVESTMENTS

1.      Obligations issued or guaranteed by the United States Government.

2. Commercial paper of U.S. issuers having a rating of P-1 by Moodys or A-1 by S&P.

3.      Dollar denominated investments in money market funds.

4. Banker's acceptances, certificates of deposit, eurodollar time deposits (including bank money market funds) and secured repurchase agreements involving any of the investments referred to above and having the ratings specified above, as applicable, with an institution or institutions whose commercial paper satisfies the criteria specified in 2 above.

5. Tax-exempt securities and taxable securities issued by tax-exempt entities with maturities less than 365-days at the time of such investment rated Aaa by Moodys or AAA by S&P or Aa by Moodys or AA by S&P.

6. Investments of a similar type by Foreign Subsidiaries in jurisdictions where such Foreign Subsidiaries do business.

Moodys = Moody's Investors Service, Inc.
S&P = Standard & Poor's Ratings Services, a division of the McGraw-Hill
      Companies, Inc.

                                  Schedule VIII

                                      PLANS

1.      GapShare 401(k) Plan

2.      Gap Inc. Employee Benefits Premium Payment Plan

3. Gap Inc. Life and Accidental Death and Dismemberment Plan (includes the Business Travel Accident Plan)

4.      Gap Inc. Health Insurance Plan

5.      Gap Inc. Short-Term Disability Plan

6.      Gap Inc. Long-Term Disability Plan

7.      Gap Inc. Tuition Reimbursement Program

8.      Gap Inc. Vision Plan

9.      Gap Inc. Dependent Care Flexible Spending Account Plan

10.     Gap Inc. Health Care Flexible Spending Account Plan

11. The Gap, Inc. 2001 Workforce Review Transition Benefits Plan for Employees in Grades 23 and Below

12. The Gap, Inc. 2001 Workforce Review Transition Benefits Plan for Employees in Grades 24 and Above

13.     Banana Republic, Inc. 2001 Field Reorganization Benefits Plan

14. The Gap, Inc. 2002 Distribution Division Transition Benefits Plan for Employees in Grades 19 and Below

15. The Gap, Inc. 2002 Distribution Division Transition Benefits Plan for Employees in Grades 20 and Above

16. The Gap Inc. 2002 Transition Benefits Plan for Employees in Grades 19 and Below

17. The Gap Inc. 2002 Transition Benefits Plan for Employees in Grades 20 and Above

                                   Schedule IX

                          SPECIAL PURPOSE SUBSIDIARIES

1.      Banana Republic (Apparel) Inc.

2.      Banana Republic (ITM) Inc.

3.      Gap (Apparel) Inc.

4.      Gap (ITM) Inc.

5.      Old Navy (Apparel) Inc.

6.      Old Navy (ITM) Inc.

7.      GPSDC (Fresno) LLC

8.      GPSDC (CADC) LLC

9.      GPSDC (WDC) LLC

                                   Schedule X
                                  ERISA Matters

None.

                                   Schedule XI

                          SUBSIDIARIES OF THE BORROWER

SUBSIDIARIES OF THE
  BORROWER (EXCEPT                                                                    NUMBER OF
      EXCLUDED                                                       PERCENTAGE      SHARES/UNITS
 SUBSIDIARIES, BUT                                     NUMBER OF       OWNED      COVERED BY OPTIONS,
 INCLUDING SPECIAL    JURISDICTION     NUMBER OF         EQUITY     BY BORROWER   WARRANTS, RIGHTS OF
      PURPOSE              OF         SHARES/UNITS     INTERESTS       OR ANY        CONVERSION OR        MATERIAL ASSETS (IF A
   SUBSIDIARIES)      ORGANIZATION     AUTHORIZED     OUTSTANDING    SUBSIDIARY         PURCHASE        SPECIAL PURPOSE SUBSIDIARY)
--------------------  -------------  --------------  -------------  ------------  -------------------  -----------------------------
  Banana Republic                                                                                      Holds all U.S. trademarks for
   (Apparel) Inc.          CA            1,000           100            100%             None.          the Banana Republic brand.

  Banana Republic
  (California) LLC         DE              n/a           n/a            100%             None.                     n/a

  Banana Republic
   (Florida) LLC           CA              n/a           n/a            100%             None.                     n/a

  Banana Republic
   (Holdings) Inc.         CA            1,000           100            100%             None.                     n/a

                                                                                                         Holds all international
  Banana Republic                                                                                       trademarks for the Banana
    (ITM) Inc.             CA            1,000           100            100%             None.            Republic brand.

  Banana Republic
   (New York) LLC          DE             n/a            n/a            100%             None.                     n/a

  Banana Republic,
        Inc.               DE            1,000           100            100%             None.                     n/a

                                                                                                         Holds all U.S. trademarks
 Gap (Apparel) Inc.        CA            1,000          1,000           100%             None.              for the Gap brand.

 Gap (Florida) LLC         CA             n/a            Nn/a           100%             None.                     n/a

 Gap (Georgia) L.P.        CA             n/a        999 LP; 1 GP       100%             None.                     n/a

 Gap (Indiana) L.P.        CA             n/a        999 LP; 1 GP       100%             None.                     n/a

                                                                                                        Will hold all international
   Gap (ITM) Inc.          CA           100,000          100            100%             None.         trademarks for the Gap brand.

Gap (Kentucky) L.P.        CA             n/a        999 LP; 1 GP       100%             None.                     n/a

Gap (Tennessee) L.P.       CA             n/a        999 LP; 1 GP       100%             None.                     n/a

Gap (Wisconsin) L.P.       CA             n/a        999 LP; 1 GP       100%             None.                     n/a

 Gap Holdings, Inc.        CA            1,000           700            100%             None.                     n/a

SUBSIDIARIES OF THE
  BORROWER (EXCEPT                                                                    NUMBER OF
      EXCLUDED                                                       PERCENTAGE      SHARES/UNITS
 SUBSIDIARIES, BUT                                     NUMBER OF        OWNED     COVERED BY OPTIONS,
 INCLUDING SPECIAL    JURISDICTION     NUMBER OF         EQUITY     BY BORROWER   WARRANTS, RIGHTS OF
      PURPOSE              OF         SHARES/UNITS     INTERESTS       OR ANY        CONVERSION OR         MATERIAL ASSETS (IF A
   SUBSIDIARIES)      ORGANIZATION     AUTHORIZED     OUTSTANDING    SUBSIDIARY         PURCHASE        SPECIAL PURPOSE SUBSIDIARY)
--------------------  -------------  --------------  -------------  ------------  -------------------  -----------------------------
 Gap International
Sourcing (Americas)
        LLC                CA             n/a            n/a            100%             None.                     n/a

 Gap International
      Sourcing
 (California), Inc.        CA            1,000           100            100%             None.                     n/a

 Gap International
 Sourcing (JV), LLC        CA             n/a            n/a            100%             None.                     n/a

 Gap International
 Sourcing (U.S.A.)
        Inc.               CA             100            100            100%             None.                     n/a

 Gap International
   Sourcing, Inc.          CA            1,000           1100           100%             None.                     n/a

GPS (Maryland), Inc.       MD           10,000           100            100%             None.                     n/a

GPS Brand Services,
        Inc.               CA           10,000          1,000           100%             None.                     n/a

    GPS Consumer
    Direct, Inc.           CA            1,000           100            100%             None.                     n/a

   GPS Corporate
  Facilities, Inc.         CA            1,000           100            100%             None.                     n/a

    GPS Employee
   Services, Inc.          CA            1,000           100            100%             None.                     n/a

                                                                                                        Holds distribution center
  GPSDC (CADC) LLC         CA             n/a            n/a            100%             None.                    assets.

                                                                                                        Holds distribution center
 GPSDC (Fresno) LLC        CA             n/a            n/a            100%             None.                    assets.

  GPSDC (New York)
        Inc.               DE            1,000           100            100%             None.                     n/a

                                                                                                        Holds distribution center
  GPSDC (WDC) LLC          CA             n/a            n/a            100%             None.                    assets.

  GPS Real Estate,
        Inc.               CA            1,000           100            100%             None.                     n/a

 Old Navy (Apparel)                                                                                     Holds all U.S. trademarks
        Inc.               CA            1,000           100            100%             None.           for the Old Navy brand.

SUBSIDIARIES OF THE
  BORROWER (EXCEPT                                                                    NUMBER OF
      EXCLUDED                                                       PERCENTAGE      SHARES/UNITS
 SUBSIDIARIES, BUT                                     NUMBER OF       OWNED      COVERED BY OPTIONS,
 INCLUDING SPECIAL    JURISDICTION     NUMBER OF         EQUITY     BY BORROWER   WARRANTS, RIGHTS OF
      PURPOSE              OF         SHARES/UNITS     INTERESTS       OR ANY        CONVERSION OR         MATERIAL ASSETS (IF A
   SUBSIDIARIES)      ORGANIZATION     AUTHORIZED     OUTSTANDING    SUBSIDIARY         PURCHASE        SPECIAL PURPOSE SUBSIDIARY)
--------------------  -------------  --------------  -------------  ------------  -------------------  -----------------------------
      Old Navy
  (California) LLC         DE             n/a            n/a            100%             None.                     n/a

Old Navy (East) L.P.       CA             n/a        99 LP; 1 GP        100%             None.                     n/a

 Old Navy (Florida)
        LLC                CA             n/a            n/a            100%             None.                     n/a

Old Navy (Holdings)
        Inc.               CA            1,000           100            100%             None.                     n/a

                                                                                                          Holds all international
                                                                                                        trademarks for the Old Navy
Old Navy (ITM) Inc.        CA            1,000           100            100%             None.                    brand.

   Old Navy Inc.           DE            1,000           100            100%             None.                     n/a

  The Fisher Gap
   Stores, Inc.            CA            7,500          1,000           100%             None.                     n/a

  WCB Twenty-Eight
Limited Partnership        DE             n/a        99 LP; 1 GP        100%             None.                     n/a

                                  Schedule XII
                              Environmental Matters

None.

                                  Schedule XIII
                                  Existing Debt

       BORROWER               AMOUNT             TYPE OF DEBT           EXPIRATION
----------------------   -----------------   -------------------    ------------------
Gap International BV     Euro 250,000,000    5.0% 5-Year Notes      September 30, 2004

Gap (Japan) K.K.         US $50,000,000      6.25% 10-Year          March 1, 2009
                                             Notes

Gap (France) SAS         Euro 2,145,619      Bank Guarantee for     Evergreen
                                             lease payments in
                                             France Societe
                                             Generale

Gap (Deutschland) GmbH   Euro 3,536,078      Bank Guarantee for     Evergreen
                                             lease payments in
                                             Germany Deutsche
                                             Bank

Gap (RHC) BV             USD 2,000,000       Intercompany           Evergreen
                                             Revolver

Gap (RHC) BV             USD 40,000,000      Intercompany           Evergreen
                                             Revolver

Gap (RHC) BV             USD 23,000,000      Intercompany           Evergreen
                                             Revolver

Gap (France) SAS         USD 3,000,000       Intercompany           Evergreen
                                             Revolver

Old Navy (Canada) Inc.   USD 43,299,038      Intercompany           Evergreen
                                             Revolver

Gap (Canada) Inc.        USD 26,059,063      Intercompany           Evergreen
                                             Revolver

Banana Republic          USD 1,015,923       Intercompany           Evergreen
 (Canada) Inc.                               Revolver

                                  Schedule XIV

                              EXCLUDED SUBSIDIARIES

1.      GPS Distribution Facilities, LLC

2.      GPS (Japan) Limited

3.      GPS Management Services, Inc.

4.      GPS Park Restaurant, Inc.

5.      GPS Realty Company Inc.

6.      Real Estate Ventures (Glastonbury), Inc.

7.      Real Estate Ventures (Glen Eagle), Inc.

8.      Real Estate Ventures (Wheaton), Inc.

                                   Schedule XV

                               HEDGE SUBSIDIARIES

1.      Banana Republic, Inc.

2.      Gap (Canada) Inc.

3.      Gap (France) SAS

4.      Gap International BV

5.      Gap International Sourcing (Holdings) Limited

6.      Gap International Sourcing Limited

7.      Gap (Japan) KK

8.      Gap (Netherlands) BV

9.      Gap (UK Holdings) Limited

10.     GPS (Great Britain) Limited

11.     Old Navy (Canada) Inc.

12.     Old Navy Inc.

13.     Gap (RHC) B.V.

14.     Gap (Deutschland) GmbH

                                    EXHIBIT A

                               NOTICE OF BORROWING

Citicorp USA, Inc., as Agent
  for the Lenders Parties
  to the Credit Agreement referred to below

Attention:

                                     [Date]

Ladies and Gentlemen:

        The undersigned, The Gap, Inc., refers to the Credit Agreement, dated as of June __, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement", the terms defined therein being used herein as therein defined), among the undersigned, certain of the undersigned's Subsidiaries, certain Lenders parties thereto, certain Issuing Banks parties thereto, certain Joint Book Managers parties thereto, certain Co-Syndication Agents parties thereto, Citigroup Global Markets Inc., Banc of America Securities LLC and J.P. Morgan Securities Inc. as Joint Lead Arrangers, and Citicorp USA, Inc., as Agent for said Lenders and the Issuing Banks, and hereby gives you notice, irrevocably, pursuant to Section 2.02 of the Credit Agreement that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 2.02(a) of the Credit
Agreement:

        (i)     The Business Day of the Proposed Borrowing is _____________,
200_.

        (ii) The Type of Advances comprising the Proposed Borrowing is [Base Rate Advances] [Eurodollar Rate Advances].

        (iii) The aggregate amount of the Proposed Borrowing is $_______________.

        (iv) [The Interest Period for each Eurodollar Rate Advance made as part of the Proposed Borrowing is [ month[s]].]

        The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

        (A) the representations and warranties contained in Section 6.01 of the Credit Agreement (other than, in the case of any Advance that does not increase the outstanding principal amount of the Advances, the representations and warranties contained in Sections 6.01(f) and 6.01(g) of the Credit Agreement), Section 6 of the Security Agreement and Section 6 of the Subsidiary Guaranty are correct, before and after giving effect to the Proposed Borrowing and to the application of the proceeds therefrom, as though made on and as of such date;

                                 Exh. A Page 1

        (B) no event has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds therefrom, which constitutes an Event of Default or Default; and

        (C) the making of the Proposed Borrowing is in compliance with the respective criteria set forth in Section 2.01(a) of the Credit Agreement.

                                  Very truly yours,

                                  THE GAP, INC.

                                  By
                                    --------------------------------------------
                                     Name:
                                     Title:

                                    EXHIBIT B

                             FORM OF PROMISSORY NOTE

$_______________                                       Dated: ___________, 200_

        FOR VALUE RECEIVED, the undersigned, The Gap, Inc., a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of [_________________________] (the "Lender") for the account of its Applicable Lending Office on the Termination Date (as those terms are defined in the Credit Agreement referred to below) or prior thereto as provided in such Credit Agreement the aggregate principal amount of the Advances (as defined below) owing to the Lender by the Borrower pursuant to the Credit Agreement dated as of June ___, 2003 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement," terms defined therein, unless otherwise defined herein, being used herein as therein defined), among the Borrower, certain subsidiaries of the Borrower, the Lender and certain other banks and financial institutions party thereto as Lenders, certain Issuing Banks, certain Joint Book Managers parties thereto, certain Co-Syndication Agents parties thereto, Citigroup Global Markets Inc., Banc of America Securities LLC and J.P. Morgan Securities Inc. as Joint Lead Arrangers, and Citicorp USA, Inc. ("CUSA"), as Agent.

        The Borrower also promises to pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement. Both principal and interest are payable in lawful money of the United States of America to CUSA, as Agent, at [399 Park Avenue, New York, New York 10043] (or at such other address as the Agent may specify to the Borrower in writing) in same day funds, free and clear of and without any deduction, with respect to the payee named above, subject to Section
4.02 of the Credit Agreement, for any and all present and future taxes, deductions, charges or withholdings, and all liabilities with respect thereto.

        The Lender is authorized to record the date of each Advance or Conversion or continuation thereof, each payment or prepayment of principal with respect thereto and, in the case of Eurodollar Rate Advances, each Interest Period and the interest rate applicable thereto, in the Lender's internal records and, prior to any transfer hereof, on a schedule annexed hereto and made a part hereof, and any such notation shall constitute prima facie evidence of the accuracy of the information so recorded.

        This Promissory Note is issued pursuant to Section 2.02(g) of, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of advances (the "Advances") by the Lender to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

                                  Exh. B Page 1

        The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

        This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of New York, United States.

                                        THE GAP, INC.

                                        By
                                          --------------------------------------
                                          Name:
                                          Title:

                                  Exh. B Page 2

                                    EXHIBIT C

                        FORM OF ASSIGNMENT AND ACCEPTANCE

                            Dated _____________, 200_

        Reference is made to the Credit Agreement, dated as of June __, 2003 (the "Credit Agreement"), among The Gap, Inc., a Delaware corporation (the "Borrower"), certain Subsidiaries of the Borrower, as "LC Subsidiaries" and "Subsidiary Borrowers," as the case may be, the Lenders (as defined in the Credit Agreement), certain Issuing Banks, certain Joint Book Managers parties thereto, certain Co-Syndication Agents parties thereto, Citigroup Global Markets Inc., Banc of America Securities LLC and J.P. Morgan Securities Inc. as Joint Lead Arrangers, and Citicorp USA, Inc., as Agent for the Lenders and Issuing Banks (the "Agent"). Terms defined in the Credit Agreement are used herein with the same meaning.

        ____________ (the "Assignor") and ____________ (the "Assignee") agree as follows:

        1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, such respective interests in and to all of the Assignor's rights and obligations under the Credit Agreement as of the date hereof which represent the respective percentage interests specified on Schedule 1 of all outstanding rights and obligations under the Credit Agreement in respect of (a) the Assignor's Commitment and the Advances owing to the Assignor and (b) the Issuing Commitment and participations in Letter of Credit Liability of the Assignor. After giving effect to such sale and assignment, (i) the Assignee's Commitment and the amount of the Advances owing to the Assignee and (ii) such Assignee's Issuing Commitment and participations in Letter of Credit Liability will be as set forth, respectively, in Section 2 of Schedule 1.

        2. The Assignor (a) represents and warrants that it is the legal and beneficial owner of the interests being assigned by it hereunder and that such interests are free and clear of any adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto and (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any Subsidiary Borrower or any LC Subsidiary or the performance or observance by the Borrower, any Subsidiary Borrower or any LC Subsidiary of any of its respective obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto.

        3. The Assignee (a) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 6.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (b) agrees that it will, independently and without reliance upon the Agent, the Issuing Banks, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit

                                 Exh. C - Page 1

Agreement; (c) confirms that it is an Eligible Assignee; (d) appoints and authorizes the Agent and the Issuing Banks to take such action on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent and the Issuing Banks by the terms thereof, together with such powers as are reasonably incidental thereto; (e) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as Lender; [and] (f) specifies as its Domestic Lending Office (and address for notices) and Eurodollar Lending Office the offices set forth beneath its name on the signature pages hereof [and
(g) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty].*

        4. Following the execution of this Assignment and Acceptance by the Assignor and the Assignee, it will be delivered to the Agent for acceptance and recording by the Agent. The effective date of this Assignment and Acceptance shall be the date of acceptance thereof by the Agent, unless otherwise specified on Schedule 1 hereto (the "Effective Date").

        5. Upon such acceptance and recording by the Agent, as of the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of Lender thereunder and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

        6. Upon such acceptance and recording by the Agent, from and after the Effective Date, the Agent shall make (and shall direct the Issuing Banks to make) all payments under the Credit Agreement in respect of the interests assigned hereby (including, without limitation, all payments of principal, interest and utilization fees, facility fees and letter of credit facility fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Effective Date directly between themselves.

        7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

        IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution being made on
Schedule 1 hereto.

----------
..       If the Assignee is organized under the laws of a jurisdiction outside the United States.

                                 Exh. C - Page 2

                                  Schedule 1 to
                            Assignment and Acceptance
                            Dated ____________, 200_

SECTION 1.

Percentage Interest in Commitment and Advances:                        _______%
Percentage Interest in participations in Letter of Credit Liability:   _______%

SECTION 2.

Assignee's Commitment:                                                 $________
Issuing Commitment                                                     $________
Aggregate outstanding principal amount of Advances owing to Assignee: $________ Aggregate outstanding amount of Assignee's participations in
       Letter of Credit Liability:                                     $________

SECTION 3.

Effective Date1:       __________________, 200_

                                        [NAME OF ASSIGNOR]

                                        By:
                                           -------------------------------------
                                           Name
                                           Title:

                                        [NAME OF ASSIGNEE]

                                        By:
                                           -------------------------------------
                                           Name
                                           Title:

                                        Domestic Lending Office (and
                                        address for notices):
                                              [Address]

                                        Eurodollar Lending Office:
                                              [Address]

----------
1       This date should be no earlier than the date of acceptance by the Agent.

                Schedule I to Assignment and Acceptance - Page 1

Accepted this _____ day
of  _____________, 200_

CITICORP USA, INC., as Agent

By:
   ------------------------------------
   Name
   Title:

   [Accepted this ____ day
    of ___, 200___

    THE GAP, INC.

By:------------------------------------
   Name:
   Title:]2

___________
2 If required under Section 10.07 (a) of the Credit Agreement

                Schedule I to Assignment and Acceptance - Page 2

                                                                       EXHIBIT D

                SUBSIDIARY GUARANTY dated as of June __, 2003 made by the Persons listed on the signature pages hereof and the Additional Guarantors (as defined in Section 8(b) hereof) (such Persons so listed and the Additional Guarantors being, collectively, the "Guarantors" and, individually, each a "Guarantor") in favor of the Lender Parties (as defined in the Credit Agreement referred to below).

                PRELIMINARY STATEMENTS.

                (1) The Gap, Inc., a Delaware corporation (the "Borrower"), is party to a Credit Agreement dated as of June __, 2003 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; the capitalized terms defined therein being used herein as therein defined) with certain Subsidiaries of the Borrower, certain Lender Parties party thereto, certain other financial institutions and Citicorp USA, Inc. as Agent for such Lender Parties. Each Guarantor will derive substantial direct and indirect benefits from the transactions contemplated by the Credit Agreement.

                (2) It is a condition precedent to the making of Advances and the issuance of Letters of Credit by the Lender Parties under the Credit Agreement that each Guarantor shall have executed and delivered this Guaranty.

                NOW, THEREFORE, in consideration of the premises and in order to induce the Lender Parties to make Advances and to issue Letters of Credit under the Credit Agreement, each Guarantor, jointly and severally with each other Guarantor, hereby agrees as follows:

                Section 1. Guaranty; Limitation of Liability. (a) Each Guarantor hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all Obligations of the Borrower, each Subsidiary Borrower and each LC Subsidiary now or hereafter existing under or in respect of the Credit Agreement, of all Obligations of the Borrower and the Hedge Subsidiaries now or hereafter existing under the Hedge Agreements, and of all Obligations of the Borrower and its Subsidiaries now or hereafter existing under Operating Indebtedness Agreements (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums, fees, indemnities, contract causes of action, costs, expenses or otherwise, (such Obligations being the "Guaranteed Obligations"), and agrees to pay any and all reasonable and documented expenses (including, without limitation, reasonable and documented fees and out-of-pocket expenses of counsel) incurred by the Agent, any other Lender Party, or any Hedge Bank in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed to any Lender Party under or in respect of the Credit Agreement or to any Hedge Bank under or in respect of a Hedge Agreement or to any Operating Lender under or in respect of an Operating Indebtedness Agreement but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party.

                (b) Each Guarantor, and by its acceptance of this Guaranty, the Agent and each other Lender Party, hereby confirm that it is the intention of all such Persons that this Guaranty and the Obligations of each Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law (as hereinafter defined), the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty and the Obligations of each Guarantor hereunder. To effectuate the foregoing intention, the Agent, the other Lender Parties, any Hedge Bank and the Guarantors hereby irrevocably agree that the Obligations of each Guarantor under this Guaranty at any time and all of the other liabilities of each of the Guarantors under this Guaranty shall be limited to the maximum amount as will, after giving effect to such maximum amount and all of the other contingent and fixed liabilities of such Guarantor that are relevant under such requirements of law, and after giving effect to any collections from, any rights to receive contributions from, or any payments made by or on behalf of, any of the other Guarantors in respect of the Obligations of such other Guarantor under this Guaranty, result in the Obligations of such Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance. For purposes hereof, "Bankruptcy Law" means any proceeding of the type referred to in Section 8.01(e) of the Credit Agreement or Title 11, U.S. Code, or any similar foreign, federal or state law for the relief of debtors.

                (c) Each Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Lender Party, or Hedge Bank or Operating Lender under this Guaranty or any other guaranty, such Guarantor will contribute, to the maximum extent permitted by law, such amounts to each other Guarantor and each other guarantor so as to maximize the aggregate amount paid to the Lender Parties under or in respect of the Credit Agreement, the Hedge Bank under or in respect of the respective Hedge Agreement, or the Operating Lender under or in respect of the respective Operating Indebtedness Agreement.

                (d) Notwithstanding anything to the contrary set forth herein and, with respect to the Guarantors on the one hand, and the Lender Parties and the Hedge Banks on the other, the Intercreditor Agreement, it is understood and agreed by the parties hereto and by any Hedge Bank seeking to enforce this Guaranty or to otherwise obtain any benefit under this Guaranty or any Operating Lender seeking to enforce this Guaranty or otherwise obtain any benefit under this Guaranty that
        (i) any such Hedge Bank or Operating Lender shall be bound by all of the provisions of this Guaranty, (ii) the Guaranteed Obligations hereunder in favor of the Lender Parties with respect to the Credit Agreement, and the Guaranteed Obligations in favor of the Operating Lenders with respect to the Operating Indebtedness Agreements and the Guaranteed Obligations hereunder in favor of the Hedge Banks with respect to the Hedge Agreements entered into by the Hedge Subsidiaries are separate,
        (iii) no Lender Party or Operating Lender shall have any claim under this Guaranty or under any other Loan Document or any Operating Indebtedness Agreement solely as a result of a claim by any Hedge Bank under this Guaranty, and no Hedge Bank shall have any claim under this Guaranty solely as a result of a claim by any Lender Party or Operating Lender hereunder or under any other Loan Document or any Operating Indebtedness Agreement or by any other Hedge Bank under this Guaranty,
        (iv) with respect to Guaranteed Obligations under Hedge

        Agreements entered into by Hedge Subsidiaries, this Guaranty shall operate in favor of only those Lenders or Affiliates of a Lender which are Hedge Banks prior to the termination of this Guaranty, and then only with respect to the Obligations incurred under Hedge Agreements with Hedge Banks in effect prior to such termination, and (v) with respect to the Guaranteed Obligations under Operating Indebtedness Agreements, this Guaranty shall operate in favor of only those Lenders or Affiliates of Lenders which are Operating Lenders prior to the termination of this Guaranty, and then only with respect to the Obligations incurred under Operating Indebtedness Agreements in effect prior to such termination.

                Section 2. Guaranty Absolute. Each Guarantor jointly and severally guarantees that all of the Guaranteed Obligations will be paid strictly in accordance with the terms of the Credit Agreement, the respective Hedge Agreement or the respective Operating Indebtedness Agreement, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Lender Party, Hedge Bank or Operating Lender with respect thereto. The Obligations of each Guarantor under or in respect of this Guaranty are independent of the Guaranteed Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents, the Hedge Agreements or the Operating Indebtedness Agreements and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower, any other Loan Party, any Hedge Subsidiary or any Subsidiary of the Borrower party to an Operating Indebtedness Agreement or whether the Borrower or any other Loan Party or any Hedge Subsidiary is joined in any such action or actions. The liability of each Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to, any or all of the following:

                (a) any lack of validity or enforceability of any Loan Document, Hedge Agreement, Operating Indebtedness Agreement or any agreement or instrument relating thereto;

                (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any other Loan Party or any Hedge Subsidiary or any such Subsidiary of the Borrower under or in respect of the Loan Documents, the Hedge Agreements or the Operating Indebtedness Agreements, or any other amendment or waiver of or any consent to departure from any Loan Document, any Hedge Agreement or any Operating Indebtedness Agreement, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or the execution of additional Hedge Agreements or additional Operating Indebtedness Agreements or otherwise;

                (c) any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the Guaranteed Obligations;

                (d) any manner of application of Collateral or any other collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Guaranteed Obligations or any other Obligations of any Loan Party under the Loan Documents or of the Borrower or any Hedge Subsidiary under any Hedge Agreement or the Borrower or any of its Subsidiaries party to any Operating Indebtedness Agreement or any other assets of the Borrower, any Loan Party or any of its Subsidiaries;

                (e) any change, restructuring or termination of the corporate structure or existence of the Borrower, any Loan Party or any of its Subsidiaries;

                (f) any failure of any Lender Party or any Hedge Bank or Operating Lender to disclose to any Loan Party or Hedge Subsidiary or other Subsidiary of the Borrower any information relating to the business, condition (financial or otherwise), operations, liabilities (actual or contingent), performance, properties or prospects of any other Loan Party or Hedge Subsidiary or such Subsidiaries now or hereafter known to such Lender Party or such Hedge Bank or such Operating Lender (each Guarantor waiving any duty on the part of the Lender Parties or such Hedge Banks or such Operating Lenders to disclose such information);

                (g) the failure of any other Person to execute or deliver this Guaranty, any Guaranty Supplement (as hereinafter defined) or any other guaranty or agreement or the release or reduction of liability of any Guarantor or other guarantor or surety with respect to the Guaranteed Obligations; or

                (h) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Lender Party or any Hedge Bank or Operating Lender that might otherwise constitute a defense available to, or a discharge of, the Borrower, any Loan Party, any Hedge Subsidiary, any other such Subsidiary of the Borrower or any other guarantor or surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Lender Party or any Hedge Bank or any Operating Lender or any other Person upon the insolvency, bankruptcy or reorganization of the Borrower, any other Loan Party, any Hedge Subsidiary, any other such Subsidiary of the Borrower, or otherwise, all as though such payment had not been made.

        Each of the Guarantors hereby further agrees that, as between such Guarantor, on the one hand, and the Agent and the Lender Parties on the other hand, (i) the Guaranteed Obligations of such Guarantor in respect of the Credit Agreement may be declared to be forthwith due and payable upon an Event of Default as provided in Section 8.01 of the Credit Agreement (and shall be deemed to have become automatically due and payable in the circumstances provided therefor in Section 8.01 of the Credit Agreement) for all purposes of this Guaranty, notwithstanding any stay, injunction or other prohibition preventing such declaration in respect of the Obligations of any of the Loan Parties or any of the Obligations guaranteed hereunder (or preventing such Guaranteed Obligations from becoming automatically due and payable) as against any other Person and (ii) in the event of any declaration of acceleration of such Guaranteed Obligations (or such Guaranteed Obligations being deemed to have become automatically due and payable) as provided in Section 8.01 of the Credit Agreement, such Guaranteed Obligations (whether or not due and payable by any other Person) with respect to the Lender Parties (but not with respect to the Hedge Banks or the Operating Lenders) shall forthwith become due and payable by such Guarantor for all purposes of this Guaranty.

        Each of the Guarantors hereby further agrees that, as between such Guarantor on the one hand, and each Hedge Bank, on the other hand, (i) the Guaranteed Obligations of such Guarantor in respect of each Hedge Agreement may be declared to be forthwith due and payable upon an event under such Hedge Agreement that permits such Hedge Bank to exercise its remedies thereunder for all purposes of this Guaranty, notwithstanding any stay, injunction or other prohibition preventing such declaration in respect of the Obligations of the Borrower or any of the Hedge Subsidiaries or any of the Obligations guaranteed hereunder as against any other Person and (ii) in the event of any acceleration of any such Guaranteed Obligations as provided in such Hedge Agreement, such Guaranteed Obligations (whether or not due and payable by any other Person) with respect to the Hedge Banks (but not with respect to the Lender Parties or the Operating Lenders) shall forthwith become due and payable by such Guarantor for all purposes of this Guaranty.

        Each of the Guarantors hereby further agrees that, as between such Guarantor, on the one hand, and each Operating Lender, on the other hand, (i) the Guaranteed Obligations of such Guarantor in respect of such Operating Indebtedness Agreement may be declared to be forthwith due and payable upon an event under such Operating Indebtedness Agreement that permits such Operating Lender to exercise its remedies thereunder for all purposes of this Guaranty, notwithstanding any stay, injunction or other prohibition preventing such declaration in respect of the Obligations of the Borrower or any of its Subsidiaries or any of the Obligations guaranteed hereunder as against any other Person, and (ii) in the event of any acceleration of any such Guaranteed Obligations as provided in such Operating Indebtedness Agreement, such Guaranteed Obligations (whether or not due and payable by any other Person) with respect to the Operating Lenders (but not with respect to the Lender Parties or Hedge Banks) shall forthwith become due and payable by such Guarantor for all purposes of this Guaranty.

                Section 3. Waivers and Acknowledgments. (a) Each Guarantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that any Lender Party, any Hedge Bank or any Operating Lender protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against the Borrower, any Loan Party, any Hedge Subsidiary, any other Subsidiary of the Borrower party to any Operating Indebtedness Agreement or any other Person or any Collateral.

                (b) Each Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guaranty and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

                (c) Each Guarantor hereby unconditionally and irrevocably waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by any Lender Party or any Hedge Bank or any Operating Lender that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Guarantor or any other rights of such Guarantor to proceed against any of the other Loan Parties, any Hedge Subsidiary, any such Subsidiary of the Borrower, any other guarantor or any other Person or any Collateral and (ii) any defense based on any right of set-off or counterclaim against or in respect of the Obligations of such Guarantor hereunder.

                (d) Each Guarantor acknowledges that the Agent may, without notice to or demand upon such Guarantor and without affecting the liability of such Guarantor under this Guaranty, foreclose under any mortgage by nonjudicial sale, and each Guarantor hereby waives any defense to the recovery by the Agent and the other Lender Parties and the Hedge Banks and the Operating Lenders against such Guarantor of any deficiency after such nonjudicial sale and any defense or benefits that may be afforded by applicable law.

                (e) Each Guarantor hereby unconditionally and irrevocably waives any duty on the part of any Lender Party, any Hedge Bank, or any Operating Lender to disclose to such Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrower, any other Loan Party or any of its Subsidiaries now or hereafter known by such Lender Party, Hedge Bank or Operating Lender.

                (f) Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents, the Hedge Agreements and the Operating Indebtedness Agreements, and that the waivers set forth in
        Section 2 hereof and this Section 3 are knowingly made in contemplation of such benefits.

                Section 4. Subrogation. Each Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or may hereafter acquire against the Borrower, any Loan Party, any Hedge Subsidiary, any other Subsidiary of the Borrower party to any Operating Indebtedness Agreement or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Guarantor's Obligations under or in respect of this Guaranty or any other Loan Document, any Hedge Agreement, or any Operating Indebtedness Agreement, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Lender Party or any Hedge Bank or Operating Lender against the Borrower, any Loan Party, any Hedge Subsidiary, any such Subsidiary of the Borrower or any other insider guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower, any Loan Party, any Hedge Subsidiary, any such Subsidiary of the Borrower or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash, all Letters of Credit shall have expired or been terminated and all Commitments, all Hedge Agreements and all Operating Indebtedness Agreements shall have expired or been terminated. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the latest of (a) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty, (b) the Termination Date and (c) the latest date of expiration or termination of all Letters of Credit, all Hedge Agreements, and all Operating Indebtedness Agreements such amount shall be received and held in trust for the benefit of the Lender Parties, the Hedge Banks or the Operating Lenders, as the case may be, shall be segregated from other property and funds of such Guarantor and shall forthwith be paid or delivered to the Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, or to be held as Collateral for any unpaid Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If (i) any Guarantor shall make payment to any Lender Party, any Hedge Bank or any Operating Lender of all or any part of the respective Guaranteed Obligations,
(ii) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash, (iii) the Termination Date shall have occurred and (iv) all Letters of Credit, all Hedge Agreements, and all Operating Indebtedness Agreements shall have expired or been terminated, the Lender Parties, the Hedge Banks and Operating Lenders, respectively, will, at such Guarantor's request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment made by such Guarantor pursuant to this Guaranty.

                Section 5. Payments Free and Clear of Taxes, Etc. Any and all payments by any Guarantor hereunder shall be made in accordance with Section
4.02 (as modified by Section 2.13(e)(A) thereof) and Section 4.06 of the Credit Agreement by treating such Guarantor for all purposes of Section 4.02 (as modified by Section 2.13(e)(A) thereof) and Section 4.06 of the Credit Agreement as the Borrower, Subsidiary Borrower, LC Subsidiary or Subsidiary of the Borrower party to an Operating Indebtedness Agreement, as the case may be, who would otherwise be required to make such payment under the Credit Agreement with all the benefits and burdens associated with such treatment.

                Section 6. Representations and Warranties. Each Guarantor hereby makes each representation and warranty made in the Loan Documents, by the Borrower, with respect to such Guarantor and each Guarantor hereby further represents and warrants as follows:

                (a) Each of the Guarantors is a corporation, limited liability company or other legal entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Each of the Guarantors possesses all powers (corporate or otherwise) and all other authorizations and licenses necessary to engage in its respective businesses, except where the failure to so possess would not have a Material Adverse Effect.

                (b) The execution, delivery and performance by such Guarantor of each Loan Document to which it is a party and the consummation of the transactions contemplated thereby are within such Guarantor's respective powers (corporate or otherwise), have been duly authorized by all necessary action (corporate or otherwise), and do not
        (i) contravene such Guarantor's Constitutive Documents, (ii) violate any Requirements of

        Law, (iii) conflict with or result in the breach of, or constitute a default or require any payment to be made under, any material contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party or any of its properties or (iv) except for the Liens created under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party. Such Guarantor is not in violation of any such Requirements of Law or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which would be reasonably likely to have a Material Adverse Effect.

                (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by such Guarantor of any Loan Document to which it is a party.

                (d) Each Loan Document to which such Guarantor is a party has been duly executed and delivered by such Guarantor and is the legal, valid and binding obligation of such Guarantor enforceable against any such Guarantor in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity (regardless of whether considered in a proceeding in equity or at law).

                (e) Such Guarantor has, independently and without reliance upon any Lender Party, any Hedge Bank or any Operating Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty and each other Loan Document to which it is or is to be a party, and such Guarantor has established adequate means of obtaining from the Borrower, each Loan Party, each Hedge Subsidiary and each Subsidiary of the Borrower party to an Operating Indebtedness Agreement on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the business, condition (financial or otherwise), operations, performance, properties and prospects of such Person.

                Section 7. Covenants. Each Guarantor covenants and agrees that, so long as any part of the Guaranteed Obligations shall remain unpaid, any Letter of Credit shall be outstanding, or any Lender Party shall have any Commitment or any Hedge Agreement or Operating Indebtedness Agreement shall be in effect, such Guarantor will perform and observe, and cause each of its Subsidiaries to perform and observe, all of the terms, covenants and agreements set forth in the Loan Documents on its or their part to be performed or observed or that the Borrower has agreed to cause such Guarantor or such Subsidiaries to perform or observe.

                Section 8. Amendments, Guaranty Supplements, Etc. (a) No amendment, modification or waiver of any provision of this Guaranty and no consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed, (i) with respect to the Lender Parties and any Guaranteed Obligations arising hereunder with respect to the Lender Parties, and as long as the Credit Agreement is in effect, by the Agent and the Majority Lenders, and (ii) with respect to any Hedge Bank and any Guaranteed

Obligations arising hereunder with respect to such Hedge Bank, and as long as any Hedge Agreement with respect to such Hedge Bank is in effect, by such Hedge Bank, and (iii) with respect to any Operating Lender and any Guaranteed Obligations arising hereunder with respect to such Operating Lender, and as long as any Operating Indebtedness Agreement with respect to such Operating Lender is in effect, by such Operating Lender, in the case of any such amendment or modification, by the Guarantors, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, that this Guaranty may be modified by the execution of a Guaranty Supplement by an Additional Guarantor in accordance with Section 8(b) hereof; provided, however, (i) with respect to the Lender Parties and any Guaranteed Obligations arising hereunder with respect to the Lender Parties, no amendment, waiver or consent shall, unless in writing and signed by all of the Lender Parties (other than any Lender Party that is, at such time, a Defaulting Lender), (a) reduce or limit such Guaranteed Obligations of all or substantially all Guarantors hereunder, release all or substantially all Guarantors hereunder or otherwise limit the liability of all or substantially all Guarantors with respect to such Guaranteed Obligations except as provided in Section 17 hereof,
(b) postpone any date fixed for payment hereunder or (c) change the number of Lender Parties or the percentage of (x) the Obligations, (y) the aggregate unpaid principal amount of the Advances or (z) the aggregate outstanding Letter of Credit Liability that, in each case, shall be required for the Lender Parties, or any of them to take any action hereunder.

                (b) Upon the execution and delivery by any Person of a guaranty supplement in substantially the form of Exhibit A hereto (each, a "Guaranty Supplement"), (i) such Person shall be referred to as an "Additional Guarantor" and shall become and be a Guarantor hereunder, and each reference in this Guaranty to a "Guarantor" shall also mean and be a reference to such Additional Guarantor, and each reference in any other Loan Document to a "Guarantor" shall also mean and be a reference to such Additional Guarantor, and (ii) each reference herein to "this Guaranty", "hereunder", "hereof" or words of like import referring to this Guaranty, and each reference in any other Loan Document to the "Subsidiary Guaranty", "thereunder", "thereof" or words of like import referring to this Guaranty, shall mean and be a reference to this Guaranty as supplemented by such Guaranty Supplement.

                Section 9. Notices, Etc. All notices and other communications provided for hereunder shall be either in writing (including telecopy communication) and mailed, sent by overnight courier, telecopied or otherwise delivered to it:

                (a) if to any Guarantor, addressed to it in care of the Borrower at the Borrower's address specified in Section 10.02 of the Credit Agreement;

                (b) if to any Agent or any Lender Party, at its address specified in Section 10.02 of the Credit Agreement;

                (c) if to any Hedge Bank, at its address specified in the respective Hedge Agreement;

                (d) if to any Operating Lender at its address specified in the respective Operating Indebtedness Agreement;

                (e) or, as to any party, at such other address or to such other person as shall be designated by such party in a written notice to each other party.

                All such notices and other communications shall, when mailed be effective three days after being deposited in the mail, when sent by overnight courier, be effective one day after being sent by overnight courier, and when telecopied, be effective when received, respectively; and when delivered by hand, be effective upon delivery. Delivery by telecopier of an executed counterpart of a signature page to any amendment or waiver of any provision of this Guaranty or of any Guaranty Supplement to be executed and delivered hereunder shall be effective as delivery of an original executed counterpart thereof.

                Section 10. No Waiver; Remedies. No failure on the part of any Lender Party or Hedge Bank or Operating Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                Section 11. Right of Set-off. In respect of the Guaranteed Obligations relating to the Credit Agreement, upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 8.01 of the Credit Agreement to authorize the Agent to declare the Advances due and payable pursuant to the provisions of said Section 8.01 (or the automatic acceleration of such Advances pursuant to the provisions of said Section 8.01), and in respect of the Guaranteed Obligations relating to a Hedge Agreement, upon the occurrence of an event which permits the respective Hedge Bank to exercise its remedies under such an agreement, and in respect to the Guaranteed Obligations relating to an Operating Indebtedness Agreement, upon the occurrence of an event which permits the respective Operating Lender to exercise its remedies under such an agreement, the Agent and each Lender Party, each Hedge Bank and each Operating Lender, as the case may be, and each of their respective Affiliates are hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Agent, such Lender Party, such Hedge Bank, such Operating Lender or such Affiliate to or for the credit or the account of any Guarantor against any and all of the respective Guaranteed Obligations of such Guarantor, irrespective of whether the Agent or such Lender Party or such Hedge Bank or such Operating Lender shall have made any demand under this Guaranty or any other Loan Document or any Hedge Agreement or any Operating Indebtedness Agreement and although such Guaranteed Obligations may be unmatured. The Agent, each Hedge Bank, each Lender Party and each Operating Lender agree promptly to notify such Guarantor after any such set-off and application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agent, each Lender Party, each Hedge Bank and each Operating Lender, as the case may be, and their respective Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that the Agent, such Lender Party, such Hedge Bank, such Operating Lender and their respective Affiliates may have.

                Section 12. Indemnification. (a) Without limitation on any other Obligations of any Guarantor or remedies of the Lender Parties or Hedge Banks or Operating Lenders under this Guaranty, each Guarantor shall, to the fullest extent permitted by law, indemnify, and hold harmless each Lender Party, Hedge Bank and Operating Lender and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against, and shall pay on demand, any and all claims (other than lost profits), damages, liabilities and expenses (including, without limitation, reasonable and documented fees and disbursements of counsel) that may be incurred by or asserted or awarded against any Indemnified Party in connection with or as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding commitments of any Guarantor enforceable against such Guarantor in accordance with their terms.

                (b) Each Guarantor hereby agrees not to assert any claim against any Indemnified Party on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the actual or proposed use of the proceeds of the Advances or the Letters of Credit, the Credit Agreement, the Hedge Agreements, the Operating Indebtedness Agreements or any of the transactions contemplated thereby.

                (c) Without prejudice to the survival of any of the other agreements of any Guarantor under this Guaranty, the agreements and commitments of each Guarantor contained in Section 1(a) hereof (with respect to enforcement expenses), the last sentence of Section 2 hereof,
        Section 5 hereof and this Section 12 shall survive the payment in full of the Guaranteed Obligations and all of the other amounts payable under this Guaranty.

                Section 13. Subordination. Each Guarantor hereby subordinates any and all debts, liabilities and other Obligations for borrowed money owed to such Guarantor by each other Loan Party or arising from subrogation rights with respect to guaranties issued by such Guarantor in respect of Obligations to third-parties in respect of which another Loan Party is the primary obligor (the "Subordinated Obligations") to the Guaranteed Obligations to the extent and in the manner hereinafter set forth in this Section 13:

                (a) Prohibited Payments, Etc. Except during the continuance of an Event of Default while the Credit Agreement is in effect, and thereafter an event (if any) which would permit a Hedge Bank or Operating Lender to exercise its remedies under a Hedge Agreement or Operating Indebtedness Agreement, respectively, each Guarantor may receive regularly scheduled payments from any other Loan Party on account of the Subordinated Obligations. After the occurrence and during the continuance of any Event of Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Loan Party) or such event, however, unless the Agent, on behalf of the Lender Parties, each Hedge Bank and each Operating Lender otherwise agree, no Guarantor shall demand, accept or take any action to collect any payment on account of the Subordinated Obligations.

                (b) Prior Payment of Guaranteed Obligations. In any proceeding under any Bankruptcy Law relating to any other Loan Party, each Guarantor agrees that the Lender Parties, Hedge Banks and Operating Lenders shall be entitled to receive payment in full in cash of all Guaranteed Obligations (including all interest and expenses accruing after the commencement of a proceeding under any Bankruptcy Law, whether or not constituting an allowed claim in such proceeding ("Post Petition Interest")) before such Guarantor receives payment of any Subordinated Obligations.

                (c) Turn-Over. After the occurrence and during the continuance of any Event of Default or event referred to in subclause
        (a) above, each Guarantor shall, if the Agent, on behalf of the Lender Parties, each Hedge Bank and each Operating Lender so request, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for such Persons and deliver such payments to the Agent, such Hedge Bank or such Operating Lender, as the case may be, on account of the Guaranteed Obligations (including all Post Petition Interest), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty.

                (d) Agent Authorization. After the occurrence and during the continuance of any Event of Default referred to in Section 8.01(e) of the Credit Agreement, the Agent, on behalf of the Lender Parties, each Hedge Bank and each Operating Lender, are authorized and empowered (but without any obligation to so do), each in its discretion, (i) in the name of each Guarantor, to collect and enforce, and to submit claims in respect of, Subordinated Obligations and to apply any amounts received thereon to the respective Guaranteed Obligations (including any and all Post Petition Interest), and (ii) to require each Guarantor (A) to collect and enforce, and to submit claims in respect of, Subordinated Obligations and (B) to pay any amounts received on such commitments to the Agent, such Hedge Bank or such Operating Lender respectively for application to the Guaranteed Obligations (including any and all Post Petition Interest).

                Section 14. Continuing Guaranty; Assignments under the Credit Agreement. This Guaranty is a continuing guaranty and shall (a) with respect to the Lender Parties, remain in full force and effect until the latest of (i) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty, (ii) the Termination Date and (iii) the latest date of expiration or termination of all Letters of Credit, (b) with respect to any Hedge Bank until the termination of its respective Hedge Agreement, (c) with respect to any Operating Lender until the termination of its respective Operating Indebtedness Agreement, (d) be binding upon the Guarantor, its successors and assigns and (e) inure to the benefit of and be enforceable by the Lender Parties, the Hedge Banks and their successors, transferees and assigns. Without limiting the generality of clause (e) of the immediately preceding sentence, any Lender Party may assign or otherwise transfer all or any portion of its rights and commitments under the Credit Agreement (including, without limitation, all or any portion of its Obligations, the Advances owing to it and the Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender Party herein or otherwise, in each case as and to the extent provided in
Section 10.07 of the Credit Agreement. No Guarantor shall have the right to assign its rights hereunder or any interest herein (x) with respect to the Guaranteed Obligations owed to the Lender Parties, without the prior written consent of the Lender Parties, (y) with respect to the Guaranteed Obligations owed to a Hedge Bank, without the prior written consent of such Hedge Bank, and
(z) with respect to the Guaranteed Obligations owed to an Operating Lender under an Operating Indebtedness Agreement, without prior written consent of such Operating Lender.

                Section 15. Execution in Counterparts. This Guaranty and each amendment, waiver and consent with respect hereto may be executed in any number of counterparts and by different parties thereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Guaranty by telecopier shall be effective as delivery of an original executed counterpart of this Guaranty.

                Section 16. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc. (a) This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York.

                (b) Each of the Guarantors and Lender Parties, and each Hedge Bank and Operating Lender seeking to enforce this Guaranty, hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in the County of New York, The City of New York, in any action or proceeding arising out of or relating to this Agreement, and each of the Guarantors and Lender Parties, and each Hedge Bank and Operating Lender seeking to enforce this Guaranty, hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court or such Federal court. Each of the Guarantors and Lender Parties, and each Hedge Bank and Operating Lender seeking to enforce this Guaranty, hereby irrevocably agrees, to the fullest extent each may effectively do so, that each will not assert any defense that such courts do not have subject matter or personal jurisdiction of such action or proceeding or over any party hereto. Each of the Guarantors and Lender Parties, and each Hedge Bank and Operating Lender seeking to enforce this Guaranty, hereby irrevocably consents to the service of copies of the summons and complaint and any other process which may be served in any such action or proceeding by certified mail, return receipt requested, or by delivering of a copy of such process, in the case of each Guarantor, in care of the Borrower at its address specified in Section 10.02 of the Credit Agreement, in the case of each Lender Party, at its address specified in Section 10.02 of the Credit Agreement, with respect to each Hedge Bank seeking to enforce this Guaranty as specified in its respective Hedge Agreement, with respect to each Operating Lender seeking to enforce this Guaranty as specified in the respective Operating Indebtedness Agreement or by any other method permitted by law. Each of the Guarantors and Lender Parties, each Hedge Bank and each Operating Lender seeking to enforce this Guaranty hereby agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or by any other manner provided by law.

                (c) Nothing in this Section 16 shall affect the right of any of the Guarantors, the Lender Parties, the Hedge Banks or the Operating Lenders to serve legal process in any other manner permitted by law or affect the right of any of the parties to bring any action or proceeding against any of the parties or their property in the courts of other jurisdictions.

                (d) EACH GUARANTOR AND EACH LENDER PARTY BY ITS ACCEPTANCE OF THIS GUARANTY, AND EACH HEDGE BANK AND OPERATING LENDER SEEKING TO ENFORCE THIS GUARANTY, HEREBY

        IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE CREDIT AGREEMENT, THE HEDGE AGREEMENTS, THE OPERATING INDEBTEDNESS AGREEMENTS OR THE ACTIONS OF THE AGENT, ANY LENDER PARTY, ANY HEDGE BANK OR ANY OPERATING LENDER IN CONNECTION WITH THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

                Section 17. Termination.

                (a)     With respect to the Lender Parties, upon the latest of
        (i) the payment in full in cash of the Guaranteed Obligations then owing to the Lender Parties, (ii) the Termination Date and (iii) the termination or expiration of all Letters of Credit, this Guaranty shall immediately and automatically terminate, and the Guaranteed Obligations of the Guarantors hereunder with respect to the Lender Parties shall automatically be discharged and released, in each case without any further action by the Lender Parties, any Hedge Bank or any other Person.

                (b) With respect to each Hedge Bank, upon the latest of (i) the payment in full in cash of the Guaranteed Obligations then owing to such Hedge Bank and (ii) the termination of all Hedge Agreements with respect to such Hedge Bank, this Guaranty shall immediately and automatically terminate, and the Guaranteed Obligations of the Guarantors hereunder with respect to such Hedge Agreements shall automatically be discharged and released, in each case without any further action by the Lender Parties, any Hedge Bank or any other Person.

                (c) With respect to each Operating Lender, upon the latest of (i) the payment in full in cash of the Guaranteed Obligations then owing to such Operating Lender and (ii) the termination of all Operating Indebtedness Agreements with respect to such Operating Lender, this Guaranty shall immediately and automatically terminate, and the Guaranteed Obligations of the Guarantors hereunder with respect to such Operating Indebtedness Agreements shall automatically be discharged and released, in each case without any further action by the Lender Parties, any Operating Lender or any other Person.

                (d) (i) While the Credit Agreement is in effect, if (A) all or a majority of the stock of a Guarantor or any of its successors in interest under this Guaranty shall be sold or otherwise disposed of (including by merger or consolidation) in a sale not prohibited by the Credit Agreement or otherwise consented to by the Majority Lenders, (B) a Guarantor shall liquidate or dissolve in accordance with the terms of the Credit Agreement or (C) trademarks or service marks are transferred to a Guarantor such that it becomes or otherwise qualifies as a Special Purpose Subsidiary, and (ii) if the Credit Agreement is no longer in effect, in accordance with the requirements (if any) of the Hedge Agreements and any Operating Indebtedness Agreements, then, in each case, the obligations of such Guarantor or such successor in interest, as the case may be, hereunder shall automatically be discharged and released without any further action by the Lender Parties, the Hedge Banks, the Operating Lenders or any other Person effective as of the time of such sale, merger, liquidation or dissolution.

                (e) Upon any termination of the Guaranty or any discharge and release of a Guarantor's obligations hereunder, in each case as described subsections (a), (b), (c) and (d) of this Section 17, the Lender Parties, the Hedge Banks and the Operating Lenders as the case may be, will, at the applicable Guarantor's expense, execute and deliver to such Guarantor such documents as such Guarantor shall reasonably request to evidence such termination, discharge or release.

                  IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                 BANANA REPUBLIC (CALIFORNIA) LLC

                                 By:
                                    -----------------------------------
                                    Name:    Sabrina Simmons
                                    Title:   Senior Vice President and
                                             Treasurer

                                 Address for Notices:
                                    2 Folsom Street
                                    San Francisco, CA 94105
                                    Attn: General Counsel

                                 BANANA REPUBLIC (FLORIDA) LLC

                                 By:
                                    -----------------------------------
                                    Name:    Sabrina Simmons
                                    Title:   Senior Vice President and
                                             Treasurer

                                 Address for Notices:
                                    2 Folsom Street
                                    San Francisco, CA 94105
                                    Attn: General Counsel

                                 BANANA REPUBLIC (HOLDINGS) INC.

                                 By:
                                    -----------------------------------
                                    Name:    Sabrina Simmons
                                    Title:   Senior Vice President and
                                             Treasurer

                                 Address for Notices:
                                    2 Folsom Street
                                    San Francisco, CA 94105
                                    Attn: General Counsel

                                 BANANA REPUBLIC (NEW YORK) LLC

                                 By:
                                    -----------------------------------
                                    Name:    Sabrina Simmons
                                    Title:   Senior Vice President and
                                             Treasurer

                                 Address for Notices:
                                    2 Folsom Street
                                    San Francisco, CA 94105
                                    Attn: General Counsel

                                 BANANA REPUBLIC, INC.

                                 By:
                                    -----------------------------------
                                    Name:    Sabrina Simmons
                                    Title:   Senior Vice President and
                                             Treasurer

                                 Address for Notices:
                                    2 Folsom Street
                                    San Francisco, CA 94105
                                    Attn: General Counsel

                                 GPS (MARYLAND), INC.

                                 By:
                                    -----------------------------------

                                    Name:    Sabrina Simmons
                                    Title:   Senior Vice President and
                                             Treasurer

                                 Address for Notices:
                                    2 Folsom Street
                                    San Francisco, CA 94105
                                    Attn: General Counsel

                                 GPS BRAND SERVICES, INC.

                                 By:
                                    -----------------------------------
                                    Name:    Sabrina Simmons
                                    Title:   Senior Vice President and
                                             Treasurer

                                 Address for Notices:
                                    2 Folsom Street
                                    San Francisco, CA 94105
                                    Attn: General Counsel

                                 GPS CONSUMER DIRECT, INC.

                                 By:
                                    -----------------------------------
                                    Name:    Sabrina Simmons
                                    Title:   Senior Vice President and
                                             Treasurer

                                 Address for Notices:
                                    2 Folsom Street
                                    San Francisco, CA 94105
                                    Attn: General Counsel

                                 GPS CORPORATE FACILITIES, INC.

                                 By:
                                    -----------------------------------
                                    Name:    Sabrina Simmons
                                    Title:   Senior Vice President and
                                             Treasurer

                                 Address for Notices:
                                    2 Folsom Street
                                    San Francisco, CA 94105
                                    Attn: General Counsel

                                 GPS EMPLOYEE SERVICES, INC.

                                 By:
                                    -----------------------------------
                                    Name:    Sabrina Simmons
                                    Title:   Senior Vice President and
                                             Treasurer

                                 Address for Notices:
                                    2 Folsom Street
                                    San Francisco, CA 94105
                                    Attn: General Counsel

                                 GPS REAL ESTATE, INC.

                                 By:
                                    -----------------------------------
                                    Name:    Sabrina Simmons
                                    Title:   Senior Vice President and
                                             Treasurer

                                 Address for Notices:
                                    2 Folsom Street
                                    San Francisco, CA 94105
                                    Attn: General Counsel

                                 GPSDC (NEW YORK) INC.

                                 By:
                                    -----------------------------------
                                    Name:    Sabrina Simmons
                                    Title:   Senior Vice President and
                                             Treasurer

                                 Address for Notices:
                                    2 Folsom Street
                                    San Francisco, CA 94105
                                    Attn: General Counsel

                                 GAP (FLORIDA) LLC
                                 By The Gap, Inc., as Manager

                                 By:
                                    -----------------------------------
                                    Name:    Sabrina Simmons
                                    Title:   Senior Vice President and
                                             Treasurer

                                 Address for Notices:
                                    2 Folsom Street
                                    San Francisco, CA 94105
                                    Attn: General Counsel

                                 GAP (GEORGIA) L.P.
                                 By The Gap, Inc., as General Partner

                                 By:
                                    -----------------------------------
                                    Name:    Sabrina Simmons
                                    Title:   Senior Vice President and
                                             Treasurer

                                 Address for Notices:
                                    2 Folsom Street
                                    San Francisco, CA 94105
                                    Attn: General Counsel

                                 GAP (INDIANA) L.P.
                                 By The Gap, Inc., as General Partner

                                 By:
                                    -----------------------------------
                                    Name:    Sabrina Simmons
                                    Title:   Senior Vice President and
                                             Treasurer

                                 Address for Notices:
                                    2 Folsom Street
                                    San Francisco, CA 94105
                                    Attn: General Counsel

                                 GAP (KENTUCKY) L.P.
                                 By The Gap, Inc., as General Partner

                                 By:
                                    -----------------------------------
                                    Name:    Sabrina Simmons
                                    Title:   Senior Vice President and
                                             Treasurer

                                 Address for Notices:
                                    2 Folsom Street
                                    San Francisco, CA 94105
                                    Attn: General Counsel

                                 GAP (TENNESSEE) L.P.
                                 By The Gap, Inc., as General Partner

                                 By:
                                    -----------------------------------
                                    Name:    Sabrina Simmons
                                    Title:   Senior Vice President and
                                             Treasurer

                                 Address for Notices:
                                    2 Folsom Street
                                    San Francisco, CA 94105
                                    Attn: General Counsel

                                 GAP (WISCONSIN) L.P.
                                 By The Gap, Inc., as General Partner

                                 By:
                                    -----------------------------------
                                    Name:    Sabrina Simmons
                                    Title:   Senior Vice President and
                                             Treasurer

                                 Address for Notices:
                                    2 Folsom Street
                                    San Francisco, CA 94105
                                    Attn: General Counsel

                                 GAP HOLDINGS, INC.

                                 By:
                                    -----------------------------------
                                    Name:    Sabrina Simmons
                                    Title:   Senior Vice President and
                                             Treasurer

                                 Address for Notices:
                                    2 Folsom Street
                                    San Francisco, CA 94105
                                    Attn: General Counsel

                                 GAP INTERNATIONAL SOURCING
                                 (AMERICAS) LLC
                                 By The Gap, Inc., as Manager

                                 By:
                                    -----------------------------------
                                    Name:    Sabrina Simmons
                                    Title:   Senior Vice President and
                                             Treasurer

                                 Address for Notices:
                                    2 Folsom Street
                                    San Francisco, CA 94105
                                    Attn: General Counsel

                                 GAP INTERNATIONAL SOURCING
                                 (CALIFORNIA), INC.

                                 By:
                                    -----------------------------------
                                    Name:    Sabrina Simmons
                                    Title:   Senior Vice President and
                                             Treasurer

                                 Address for Notices:
                                    2 Folsom Street
                                    San Francisco, CA 94105
                                    Attn: General Counsel

                                 GAP INTERNATIONAL SOURCING (JV), LLC
                                 By Gap International Sourcing, Inc., as Manager

                                 By:
                                    -----------------------------------
                                    Name:    Sabrina Simmons
                                    Title:   Senior Vice President and
                                             Treasurer

                                 Address for Notices:
                                    2 Folsom Street
                                    San Francisco, CA 94105
                                    Attn: General Counsel

                                 GAP INTERNATIONAL SOURCING (U.S.A.) INC.

                                 By:
                                    -----------------------------------
                                    Name:    Sabrina Simmons
                                    Title:   Senior Vice President and
                                             Treasurer

                                 Address for Notices:
                                    2 Folsom Street
                                    San Francisco, CA 94105
                                    Attn: General Counsel

                                 GAP INTERNATIONAL SOURCING, INC.

                                 By:
                                    -----------------------------------
                                    Name:    Sabrina Simmons
                                    Title:   Senior Vice President and
                                             Treasurer

                                 Address for Notices:
                                    2 Folsom Street
                                    San Francisco, CA 94105
                                    Attn: General Counsel

                                 OLD NAVY (CALIFORNIA) LLC
                                 By Old Navy Inc., as Manager

                                 By:
                                    -----------------------------------
                                    Name:    Sabrina Simmons
                                    Title:   Senior Vice President and
                                             Treasurer

                                 Address for Notices:
                                    2 Folsom Street
                                    San Francisco, CA 94105
                                    Attn: General Counsel

                                 OLD NAVY (EAST) L.P.
                                 By Old Navy Inc., as General Partner

                                 By:
                                    -----------------------------------
                                    Name:    Sabrina Simmons
                                    Title:   Senior Vice President and
                                             Treasurer

                                 Address for Notices:
                                    2 Folsom Street
                                    San Francisco, CA 94105
                                    Attn: General Counsel

                                 OLD NAVY (FLORIDA) LLC
                                 By Old Navy Inc., as Manager

                                 By:
                                    -----------------------------------
                                    Name:    Sabrina Simmons
                                    Title:   Senior Vice President and
                                             Treasurer

                                 Address for Notices:
                                     2 Folsom Street
                                    San Francisco, CA 94105
                                    Attn: General Counsel

                                 OLD NAVY (HOLDINGS) INC.

                                 By:
                                    -----------------------------------
                                    Name:    Sabrina Simmons
                                    Title:   Senior Vice President and
                                             Treasurer

                                 Address for Notices:
                                    2 Folsom Street
                                    San Francisco, CA 94105
                                    Attn: General Counsel

                                 OLD NAVY INC.

                                 By:
                                    -----------------------------------
                                    Name:    Sabrina Simmons
                                    Title:   Senior Vice President and
                                             Treasurer

                                 Address for Notices:
                                    2 Folsom Street
                                    San Francisco, CA 94105
                                    Attn: General Counsel

                                 THE FISHER GAP STORES, INC.

                                 By:
                                    -----------------------------------
                                    Name:    Sabrina Simmons
                                    Title:   Senior Vice President and
                                             Treasurer

                                 Address for Notices:
                                    2 Folsom Street
                                    San Francisco, CA 94105
                                    Attn: General Counsel

                                 WCB TWENTY-EIGHT LIMITED PARTNERSHIP
                                 By GPS Corporate Facilities, Inc.,
                                 as General Partner

                                 By:
                                    -----------------------------------
                                    Name:    Sabrina Simmons
                                    Title:   Senior Vice President and
                                             Treasurer

                                 Address for Notices:
                                    2 Folsom Street
                                    San Francisco, CA 94105
                                    Attn: General Counsel

                                                                       EXHIBIT A
                                                      TO THE SUBSIDIARY GUARANTY

                     FORM OF SUBSIDIARY GUARANTY SUPPLEMENT

                                                           ___________ ___, ____

Citicorp USA, Inc.
399 Park Avenue
New York, NY 10043
Attention: Credit Administration

Citicorp North America, Inc.
One Sansome Street
San Francisco, CA
Attention: Carolyn Wendler
Telecopier: 415-433-0307

                Credit Agreement dated as of June 24, 2003 among
   The Gap, Inc., a Delaware corporation (the "Borrower"), the Lender Parties party to the Credit Agreement and Citicorp USA, Inc., as Agent

Ladies and Gentlemen:

                Reference is made to the above-captioned Credit Agreement and to the Subsidiary Guaranty referred to therein (such Subsidiary Guaranty, as in effect on the date hereof and as it may hereafter be amended, supplemented or otherwise modified from time to time, together with this Guaranty Supplement, being the "Subsidiary Guaranty"). The capitalized terms defined in the Subsidiary Guaranty or in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

                Section 1. Guaranty; Limitation of Liability. (a) The undersigned hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all Obligations of the Borrower, each Subsidiary Borrower and each LC Subsidiary now or hereafter existing under or in respect of the Credit Agreement, all Obligations of the Borrower and the Hedge Subsidiaries now or hereinafter existing under each Hedge Agreement and all Obligations of the Borrower and the Subsidiaries now or hereafter existing under each Operating Indebtedness Agreement (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premium, fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations being the

"Guaranteed Obligations"), and agrees to pay any and all reasonable and documented expenses (including, without limitation, reasonable and documented fees and out-of-pocket expenses of counsel) incurred by the Agent, any other Lender Party, any Hedge Bank or any Operating Lender in enforcing any rights under this Guaranty Supplement or the Subsidiary Guaranty. Without limiting the generality of the foregoing, the undersigned's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed to any Lender Party under or in respect of the Credit Agreement, to any Hedge Bank under or in respect of the Hedge Agreements or to any Operating Lender under or in respect of the Operating Indebtedness Agreements but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party.

                (b) The undersigned, and by its acceptance of this Guaranty Supplement, the Agent and each other Lender Party, each Hedge Bank and each Operating Lender, hereby confirms that it is the intention of all such Persons that this Guaranty Supplement, the Subsidiary Guaranty and the Obligations of the undersigned hereunder and thereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty Supplement, the Subsidiary Guaranty and the Obligations of the undersigned hereunder and thereunder. To effectuate the foregoing intention, the Agent, the other Lender Parties, the Hedge Banks, the Operating Lenders and the undersigned hereby irrevocably agree that the Obligations of the undersigned under this Guaranty Supplement and the Subsidiary Guaranty at any time shall be limited to the maximum amount as will result in the Obligations of the undersigned under this Guaranty Supplement and the Subsidiary Guaranty not constituting a fraudulent transfer or conveyance.

                (c) The undersigned hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Lender Party, Hedge Bank or Operating Lender under this Guaranty Supplement, the Subsidiary Guaranty, or any other guaranty, the undersigned will contribute, to the maximum extent permitted by applicable law, such amounts to each other Guarantor and each other guarantor so as to maximize the aggregate amount paid to the Lender Parties, the Hedge Banks and the Operating Lenders, respectively, under or in respect of the Credit Agreement, the Hedge Agreements or the Operating Indebtedness Agreements, as the case may be.

                Section 2. Obligations Under the Guaranty. The undersigned hereby agrees, as of the date first above written, to be bound as a Guarantor by all of the terms and conditions of the Subsidiary Guaranty to the same extent as each of the other Guarantors thereunder. The undersigned further agrees, as of the date first above written, that each reference in the Subsidiary Guaranty to an "Additional Guarantor" or a "Guarantor" shall also mean and be a reference to the undersigned, and each reference in any other Loan Document to a "Guarantor" or a "Loan Party" shall also mean and be a reference to the undersigned.

                Section 3. Representations and Warranties. The undersigned hereby makes each representation and warranty set forth in Section 6 of the Subsidiary Guaranty to the same extent as each other Guarantor.

                Section 4. Delivery by Telecopier. Delivery of an executed counterpart of a signature page to this Guaranty Supplement by telecopier shall be effective as delivery of an original executed counterpart of this Guaranty Supplement.

                Section 5. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc. (a) This Guaranty Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

                (b) The undersigned, and each Lender Party, Hedge Bank and Operating Lender seeking to enforce the Subsidiary Guaranty, hereby irrevocably submit to the non-exclusive jurisdiction of any New York State or Federal court sitting in the County of New York, The City of New York, in any action or proceeding arising out of or relating to this Agreement, and the undersigned, and each Lender Party, Hedge Bank and Operating Lender seeking to enforce the Subsidiary Guaranty, hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York State court or such Federal court. The undersigned, and each Lender Party, Hedge Bank and Operating Lender seeking to enforce the Subsidiary Guaranty, hereby irrevocably agree, to the fullest extent each may effectively do so, that each will not assert any defense that such courts do not have subject matter or personal jurisdiction of such action or proceeding or over any party hereto. The undersigned, and each Lender Party, Hedge Bank and Operating Lender seeking to enforce the Subsidiary Guaranty, hereby irrevocably consent to the service of copies of the summons and complaint and any other process which may be served in any such action or proceeding by certified mail, return receipt requested, or by delivering of a copy of such process to the undersigned in care of the Borrower at its address specified in Section 10.02 of the Credit Agreement, with respect to each Lender Party, at its address specified in Section 10.02 of the Credit Agreement, with respect to each Operating Lender seeking to enforce this Guaranty, at its address specified in the respective Operating Indebtedness Agreement, with respect to each Hedge Bank seeking to enforce this Guaranty at its address specified in its respective Hedge Agreement, or by any other method permitted by law. The undersigned, and each Lender Party, Hedge Bank and Operating Lender seeking to enforce the Subsidiary Guaranty, hereby agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or by any other manner provided by law.

                (c) Nothing in this Section 5 shall affect the right of any of the parties hereto to serve legal process in any other manner permitted by law or affect the right of any of the parties to bring any action or proceeding against any of the parties or their property in the courts of other jurisdictions.

                (d) EACH GUARANTOR AND EACH LENDER PARTY BY ITS ACCEPTANCE OF THIS GUARANTY, AND EACH HEDGE BANK AND OPERATING LENDER SEEKING TO ENFORCE THIS GUARANTY, HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE

        CREDIT AGREEMENT, THE HEDGE AGREEMENTS, THE OPERATING INDEBTEDNESS AGREEMENTS OR THE ACTIONS OF THE AGENT, ANY LENDER PARTY, ANY HEDGE BANK OR ANY OPERATING LENDER IN CONNECTION WITH THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

                                             Very truly yours,


                                             [NAME OF ADDITIONAL GUARANTOR]

                                             By:
                                                ------------------------------
                                                Name:
                                                Title:

                                    EXHIBIT E

                               SECURITY AGREEMENT

                            Dated as of June __, 2003

                                      From

                         The Grantors referred to herein

                                   as Grantors

                                       to

                               Citicorp USA, Inc.

                               as Collateral Agent

                          T A B L E  O F  C O N T E N T S

SECTION                                                                                              PAGE
SECTION 1.   Grant of Security.........................................................................2

SECTION 2.   Security for Obligations..................................................................3

SECTION 3.   Grantors Remain Liable....................................................................4

SECTION 4.   Delivery and Control of Security Collateral...............................................4

SECTION 5.   Maintaining the Account Collateral........................................................5

SECTION 6.   Representations and Warranties............................................................6

SECTION 7.   Further Assurances........................................................................7

SECTION 8.   As to Inventory...........................................................................8

SECTION 9.   Insurance.................................................................................9

SECTION 10.  Post-Closing Changes; Bailees.............................................................9

SECTION 11.  Voting Rights; Dividends; Etc.............................................................9

SECTION 12.  Transfers and Other Liens; Additional Shares..............................................11

SECTION 13.  Collateral Agent Appointed Attorney-in-Fact...............................................11

SECTION 14.  Collateral Agent May Perform..............................................................11

SECTION 15.  The Collateral Agent's Duties.............................................................12

SECTION 16.  Remedies 12

SECTION 17.  Indemnity and Expenses....................................................................14

SECTION 18.  Amendments; Waivers; Additional Grantors; Etc.............................................15

SECTION 19.  Notices; Etc..............................................................................15

SECTION 20.  Continuing Security Interest; Assignments under the Credit Agreement......................16

SECTION 21.  Release; Termination......................................................................16

SECTION 22.  Execution in Counterparts.................................................................17

SECTION 23.  Governing Law.............................................................................18

                               SECURITY AGREEMENT

                SECURITY AGREEMENT dated as of June __, 2003 (the "Agreement") made by The Gap Inc., a Delaware corporation (the "Borrower"), the other Persons listed on the signature pages hereof and the Additional Grantors (as defined in Section 18 hereof) (the Borrower, the Persons so listed and the Additional Grantors being, collectively, the "Grantors"), to Citicorp USA, Inc., as collateral agent (in such capacity, together with any successor collateral agent appointed pursuant to the Intercreditor Agreement (as hereinafter defined, the "Collateral Agent")) for the Secured Parties (as defined in the Credit Agreement referred to below).

                PRELIMINARY STATEMENTS.

                (1) The Borrower has entered into a Credit Agreement dated as of June __, 2003 with the Loan Parties, the Lenders and the Agent (each as defined therein) and other financial institutions (said agreement, as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, being the "Credit Agreement").

                (2) The Grantors (other than the Borrower) have guaranteed the Obligations of the Borrower and certain of its Subsidiaries under the Credit Agreement and the Obligations of the Borrower and the Hedge Subsidiaries (as defined in the Credit Agreement) under the Secured Hedge Agreements (as hereinafter defined) pursuant to a Guaranty dated as of June __, 2003, by each such Grantor (and certain other Persons party thereto as Guarantor).

                (3) Pursuant to the Credit Agreement, the Grantors are entering into this Agreement in order to grant to the Collateral Agent for the ratable benefit of the Secured Parties a security interest in the Collateral (as hereinafter defined).

                (4) The Borrower and/or the Hedge Subsidiaries have entered into certain Hedge Agreements including, without limitation, those set forth on
Schedule I hereto and the Borrower and the Hedge Subsidiaries may from time to time hereafter enter into Hedge Agreements permitted under the Credit Agreement, in each case, with any Lender party to the Credit Agreement (or an affiliate thereof) (collectively, "Secured Hedge Agreements"), such Lenders or such affiliate that are and hereafter become counterparty to a Secured Hedge Agreement being the "Hedge Banks".

                (5) One or more Operating Lenders (as defined in the Credit Agreement) have extended or hereafter may from time to time extend Operating Indebtedness (as defined in the Credit Agreement) to the Borrower or one or more of its Subsidiaries pursuant to Operating Indebtedness Agreements (as defined in the Credit Agreement).

                (6) Each Grantor is the owner of the shares of stock or other equity interests set forth opposite such Grantor's name on and as otherwise described in Schedule III hereto and issued by the Persons named therein (the "Initial Pledged Equity").

                (7) The Secured Parties have agreed that their respective rights to the Collateral are to be governed by an Intercreditor and Collateral Agency Agreement dated as of the date of this Agreement (as amended, restated or otherwise modified from time to time, the

"Intercreditor Agreement"), among the Collateral Agent on behalf of the Banks and the Hedge Banks.

                (8) For purposes of Sections 3.12(c) and 3.15 of the Credit Agreement, as provided in Section 5(a) hereof, the Borrower will open a letter of credit collateral deposit account (the "L/C Collateral Account"), with the Collateral Agent, in the name of the Collateral Agent and under the sole control and dominion of the Collateral Agent and subject to the terms of this Agreement.

                (9) It is a condition precedent to, among other things, the making of Advances and the issuance of Letters of Credit under the Credit Agreement from time to time that the Grantors shall have granted the assignment and security interest and made the pledge and assignment contemplated by this Agreement.

                (10) Each Grantor will derive substantial direct and indirect benefit from the transactions contemplated by the Loan Documents.

                (11) Terms defined in the Credit Agreement and not otherwise defined in this Agreement are used in this Agreement as defined in the Credit Agreement. Further, unless otherwise defined in this Agreement or in the Credit Agreement, terms defined in Article 8 or 9 of the UCC (as defined below) are used in this Agreement as such terms are defined in such Article 8 or 9. "UCC" means the Uniform Commercial Code as in effect, from time to time, in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, "UCC" means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

                NOW, THEREFORE, in consideration of the premises and in order to induce the Loan Parties to make Advances and issue Letters of Credit under the Credit Agreement and to induce Hedge Banks to enter additional Secured Hedge Agreements, each Grantor hereby agrees with the Collateral Agent for the ratable benefit of the Secured Parties as follows:

                SECTION 1. Grant of Security. Each Grantor hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in, such Grantor's right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Grantor, wherever located, and whether now or hereafter existing or arising (collectively, the "Collateral"):

                (a) all "inventory" as defined in the UCC, which is located in the United States, in all of its forms, including, without limitation, (i) all raw materials, work in process, finished goods and materials used or consumed in the manufacture, production, preparation or shipping thereof, (ii) goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Grantor has an interest or right as consignee) and (iii) goods that are returned to or repossessed or stopped in transit by such Grantor, and all accessions thereto and products thereof and documents therefor, and all software related thereto, including, without limitation, software that is imbedded in and is part of the inventory (any and all such property being the "Inventory");

                (b)     the following (the "Security Collateral"):

                        (i) the Initial Pledged Equity and the certificates, if any, representing the Initial Pledged Equity, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Equity and all subscription warrants, rights or options issued thereon or with respect thereto; and

                        (ii) all additional shares of stock and other equity interests of or in any issuer of the Initial Pledged Equity, or any successor entity from time to time acquired by such Grantor in any manner, and all shares of stock and other equity interests of or in any other Domestic Subsidiary (other than Excluded Subsidiaries but including first-tier Special Purpose Subsidiaries) from time to time acquired by such Grantor (such shares and other equity interests, together with the Initial Pledged Equity, being the "Pledged Equity"), and the certificates, if any, representing such additional shares or other equity interests, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other equity interests and all subscription warrants, rights or options issued thereon or with respect thereto;

                (c) the L/C Collateral Account of such Grantor and all funds and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such funds, and all certificates and instruments, if any, from time to time representing or evidencing the L/C Collateral Account (the "Account Collateral").

                (d) all books and records (including, without limitation, customer lists, credit files, computer programs, software, printouts and other computer materials and records) of such Grantor pertaining to any of the Collateral; and

                (e) all proceeds of, collateral for, and supporting obligations relating to, any and all of the foregoing (including, without limitation, proceeds, collateral and supporting obligations that constitute property of the types described in clauses (a) through (d) of this Section 1 and this clause (e)).

                SECTION 2. Security for Obligations. (a) This Agreement secures, in the case of each Grantor, the payment of all Obligations of such Grantor now or hereafter existing under the Loan Documents, the payment of all Obligations of the Borrower or the Hedge Subsidiaries now or hereafter existing under the Secured Hedge Agreements and the payment of all Obligations of the Borrower or its Subsidiaries under Operating Indebtedness Agreements, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses or otherwise (all such Obligations being the "Secured Obligations").

                (b) Notwithstanding anything to the contrary set forth herein, and with respect to the Grantors on the one hand, and the Lender Parties, the Operating Lenders and the Hedge Banks on the other, or in the Intercreditor Agreement, it is understood and agreed by the parties hereto and by any Hedge Bank or Operating Lender seeking to enforce this Agreement or to otherwise obtain any benefit under this Agreement that
        (i) any such Hedge Bank or Operating Lender shall be bound by all of the provisions of this Agreement, (ii) the Secured Obligations hereunder in favor of the Collateral Agent for the benefit of the Lender Parties, the Secured Obligations in favor of the Collateral Agent for the benefit of the Operating Lenders and the Secured Obligations hereunder in favor of the Collateral Agent for the benefit of the Hedge Banks are separate,
        (iii) no claim shall be made hereunder by the Collateral Agent on behalf of any Lender Party against any of the Collateral solely as a result of a claim hereunder by the Collateral Agent on behalf of any Hedge Bank or any Operating Lender, and no claim shall be made hereunder by the Collateral Agent on behalf of any Hedge Bank or any Operating Lender against any of the Collateral solely as a result of a claim hereunder by the Collateral Agent on behalf of any Lender Party, any other Operating Lender or any other Hedge Bank, (iv) with respect to the Secured Obligations incurred in favor of the Collateral Agent for the benefit of the Hedge Banks, this Agreement shall operate in favor of only those Secured Obligations with respect to Lenders or Affiliates of a Lender which are Hedge Banks prior to the termination of this Agreement with respect to the Loan Parties, and then only with respect to such Secured Obligations incurred under Secured Hedge Agreements in effect prior to such termination and (v) with respect to the Secured Obligations incurred in favor of the Collateral Agent for the benefit of the Operating Lenders, this Agreement shall operate in favor of only those Secured Obligations with respect to Lenders or Affiliates of a Lender which are Operating Lenders prior to the termination of this Agreement with respect to the Loan Parties, and then only with respect to such Secured Obligations incurred under Operating Indebtedness Agreements in effect prior to such termination.

                SECTION 3. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in such Grantor's Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Loan Document, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                SECTION 4. Delivery and Control of Security Collateral. So long as any Advance or any other Obligation of any Loan Party under any Loan Document shall remain unpaid, any Letter of Credit shall be outstanding, any Secured Hedge Agreement or Operating Indebtedness Agreement shall be in effect or any Lender Party shall have any Commitment:

                (a) All certificates or instruments representing or evidencing Security Collateral shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Agent. The Collateral Agent shall have the right at any time, if it believes such is reasonably necessary or proper to better preserve and protect its rights hereunder, and with notice to the respective Grantor, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Security Collateral, subject only to the revocable rights specified in Section 11(a) hereof. In addition, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations.

                (b) With respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes an uncertificated security, such Grantor, at the request from time to time of the Collateral Agent, will cause the issuer thereof either (i) to register the Collateral Agent as the registered owner of such security or (ii) to agree in an authenticated record with such Grantor and the Collateral Agent that such issuer will comply with instructions with respect to such security originated by the Collateral Agent without further consent of such Grantor, such authenticated record to be in form and substance reasonably satisfactory to the Collateral Agent.

                (c) With respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes a security entitlement in which the Collateral Agent is not the entitlement holder, such Grantor will cause the securities intermediary with respect to such security entitlement either (i) to identify in its records the Collateral Agent as the entitlement holder of such security entitlement against such securities intermediary or (ii) to agree in an authenticated record with such Grantor and the Collateral Agent that such securities intermediary will comply with entitlement orders (that is, notifications communicated to such securities intermediary directing transfer or redemption of the financial asset to which such Grantor has a security entitlement) originated by the Collateral Agent without further consent of such Grantor, such authenticated record to be in form and substance satisfactory to the Collateral Agent.

                (d) No Grantor will change or add any securities intermediary that maintains any securities account in which any of the Security Collateral is credited or carried, or change or add any such securities account, in each case without first complying with the above provisions of this Section 4 in order to perfect the security interest granted hereunder in such Security Collateral.

                SECTION 5. Maintaining the Account Collateral. So long as any Advance or any other Obligation of any Loan Party under any Loan Document shall remain unpaid, any Letter of Credit shall be outstanding, any Secured Hedge Agreement or Operating Indebtedness Agreement shall be in effect or any Lender Party shall have any Commitment:

                (a) No later than 30 days of the date hereof, the Borrower shall take all necessary actions to establish the L/C Collateral Account and thereafter the Borrower will at all times maintain the L/C Collateral Account only with the Collateral Agent. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have sole right to direct the disposition of funds with respect to the L/C Collateral Account as provided in Section 16 hereof. Prior to the occurrence and continuance of an Event of Default, funds held in the L/C Collateral Account, (including, without limitation, interest on Cash Equivalents credited thereto) will be paid or released to or for the account of, or withdrawn by or for the account of, the Borrower or any other Person from the L/C Collateral Account, in accordance with Sections 3.12(c) and 3.15 of the Credit Agreement, as applicable, and, further, upon the release and termination of the security interest hereunder as provided in Section 21 hereof.

                (b) The Collateral Agent may, at any time and without notice to, or consent from the Grantor, transfer or direct the transfer of, funds from the Account Collateral to satisfy the Grantor's obligations under the Loan Documents and the Secured Hedge Agreements if an Event of Default shall have occurred and be continuing.

        SECTION 6. Representations and Warranties. Each Grantor represents and warrants as follows:

                (a) Such Grantor's exact legal name, as defined in Section 9-503(a) of the UCC, is correctly set forth in Schedule II hereto. Such Grantor is located (within the meaning of Section 9-307 of the UCC) and has its chief executive office in the state or jurisdiction set forth in
        Schedule II hereto. The information set forth in Schedule II hereto with respect to such Grantor is true and accurate in all respects. No Grantor has permitted a uniform commercial code financing statement to be filed in respect of it as debtor with respect to the Collateral under any other name, location, chief executive office, type of organization, jurisdiction of organization or organizational identification number than those set forth in Schedule II hereto except as disclosed in
        Schedule V hereto.

                (b) As of the Effective Date, the Inventory of such Grantor which is located at a distribution center, is located at a distribution center specified therefor in Schedule IV hereto, and such Grantor has exclusive possession and control of such Inventory other than such Inventory stored at any leased distribution center (which leased distribution center is so indicated by an asterisk on Schedule IV hereto), as Schedule IV may be amended from time to time pursuant to
        Section 8(a) hereof. All material Inventory of the Grantors, except Inventory in transit, is maintained in one or more States of the United States of America. All Initial Pledged Equity consisting of certificated securities and instruments as of the Effective Date have been delivered to the Collateral Agent.

                (c) Such Grantor is the legal and beneficial owner of the Collateral of such Grantor free and clear of any Lien, claim, option or right of others, except for (i) the security interest created under this Agreement, (ii) Liens in favor of landlords to secure payments under leases, in respect of that portion of the Inventory held at distribution centers leased from the respective landlord and (iii) Liens to secure obligations described in clauses (i) and (ii) of the definition of Permitted Lien in the Credit Agreement (provided that such Liens are not material). No effective financing statement or other instrument similar is in effect covering all or any part of such Collateral, except such as may have been filed in favor of the Collateral Agent relating to the Loan Documents or in respect of landlord Liens described in this Section 6(c). No Grantor has any trade names, except as listed on Schedule VI hereto.

                (d) The Pledged Equity pledged by such Grantor hereunder has been duly authorized and validly issued and is fully paid and non-assessable.

                (e) The Initial Pledged Equity pledged by such Grantor constitutes the percentage of the issued and outstanding shares of stock or equity interest of the issuers thereof indicated on Schedule III hereto.

                (f) All filings and other actions (including, without limitation, (A) actions necessary to obtain control of Collateral as provided in Sections 9-104, 9-105, 9-106 and 9-107 of the UCC and (B) actions necessary to perfect the Collateral Agent's security interest with respect to Security Collateral evidenced by a certificate) necessary to perfect the security interest in the Collateral of such Grantor created under this Agreement have been duly made or taken or will be duly made or taken, to the extent contemplated by the Credit Agreement, and upon the occurrence of such filings or actions, this Agreement will create in favor of the Collateral Agent for the benefit of the Secured Parties a valid and, together with such filings and other actions, perfected first priority security interest in such Security Collateral of such Grantor (except for Liens referred to in Section 6(c)(ii) and (iii) hereof), securing the payment of the Secured Obligations.

                (g) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the grant by such Grantor of the security interest granted hereunder or for the execution, delivery or performance of this Agreement by such Grantor, (ii) the perfection or maintenance of the security interest created hereunder (including the first priority nature of such security interest), except for the filing of financing and continuation statements under the UCC, and the actions described in Section 4 hereof with respect to Security Collateral, which actions have been taken and are in full force and effect, or (iii) the exercise by the Collateral Agent of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally.

                (h) No Grantor manufactures Inventory. All Inventory is manufactured by third parties under purchase orders which require compliance with among other things all applicable wage and hour and child labor laws (including the Fair Labor Standards Act of 1938 to the extent applicable).

                SECTION 7. Further Assurances. (a) Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor will promptly execute and deliver, or otherwise authenticate, all further instruments and documents, and take all further action that, in each case, may be necessary or proper, or that the Collateral Agent may reasonably request, in order to perfect and protect any pledge or security interest granted or purported to be granted by such Grantor hereunder or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral of such Grantor. Without limiting the generality of the foregoing, each Grantor will promptly with respect to Collateral of such Grantor: (i) execute or authenticate and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or proper, or as the Collateral Agent may reasonably request, in order to perfect and preserve the security interest granted or purported to be granted by such Grantor hereunder;
(ii) deliver and pledge to the Collateral Agent for benefit of the Secured Parties certificates representing Security Collateral that constitutes certificated securities, accompanied by undated stock or bond powers executed in blank; and (iii) take all action reasonably necessary to ensure that the Collateral Agent has control of Collateral consisting of investment property and transferable records as provided in Sections 9-105, 9-106 and 9-107 of the UCC.

                (b) Each Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, including, without limitation, one or more financing statements indicating that such financing statements cover all or any part of the Collateral of such Grantor, in each case without the signature of such Grantor, and regardless of whether any particular asset described in such financing statements falls within the scope of the UCC. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                (c) Each Grantor will furnish to the Collateral Agent from time to time (i) statements and schedules further identifying and describing the Collateral of such Grantor and such other reports in connection with such Collateral as the Collateral Agent may reasonably request, all in reasonable detail, in order to perfect and preserve the security interests granted or purported to be granted hereunder; and such other information as may be reasonably requested by the Collateral Agent from time to time with respect to the Collateral (with any information request with respect to Inventory to be to the extent practicable consistent with such Grantor's existing internal management information reporting systems), and (ii) such information as is reasonably necessary so that the Collateral Agent from time to time and at any time can conduct or cause to be conducted a valuation of the Collateral (and with the out-of-pocket and documented expenses of the Collateral Agent in connection therewith to be paid by the Borrower pursuant to Section 17 hereof); provided, however, that except during the continuance of any Event of Default, during the term of this Agreement, the Collateral Agent shall have the right to conduct or cause to be conducted only one such valuation.

                SECTION 8. As to Inventory. (a) To the extent Inventory of a Grantor is kept at a distribution center, such Grantor will keep such Inventory at the distribution centers specified on Schedule IV or, at such other distribution centers designated in a written notice by the Grantor to the Collateral Agent. Upon the giving of such notice, Schedule IV shall be automatically amended to add any new locations specified in the notice.

                (b) Each Grantor will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including, without limitation, claims for labor, materials and supplies) against, the Inventory of such

        Grantor, except to the extent payment thereof is not required by Article IV of the Credit Agreement. The purchase orders for all Inventory manufactured by third parties will require compliance with among other things all applicable wage and hour and child labor laws (including the Fair Labor Standards Act of 1938 to the extent applicable).

                SECTION 9. Insurance. Each Grantor will, at its own expense, maintain insurance with respect to the Inventory of such Grantor in such amounts, against such risks, in such form and with such insurers, as is customary for the industry; provided, that the Grantors may self-insure such risks in accordance with its past practices as of the date hereof and may in addition self-insure risks in amounts as are customarily self-insured by similarly situated Persons in the industry.

                SECTION 10. Post-Closing Changes; Bailees. (a) Each Grantor will provide written notice to the Collateral Agent of a change in such Grantor's name, type of organization, jurisdiction of organization, organizational identification number or location from those set forth on Schedule II of this Agreement within 30 days of such change, and shall take all action reasonably required by the Collateral Agent for the purpose of perfecting or protecting the security interest granted by this Agreement. No Grantor will become bound by a security agreement with respect to any of the Collateral authenticated by another Person (determined as provided in Section 9-203(d) of the UCC) without giving the Collateral Agent 30 days' prior written notice thereof and taking all action required by the Collateral Agent to ensure that the perfection and first priority nature of the Collateral Agent's security interest in the Collateral will be maintained. Each Grantor will hold and preserve its records relating to the Collateral and will permit representatives of the Collateral Agent at any time during normal business hours and upon reasonable prior notice to inspect and make abstracts from such records. If the Grantor does not have an organizational identification number and later obtains one, it will forthwith notify the Collateral Agent of such organizational identification number.

                (b) If any material Inventory of any Grantor is at any time in the possession or control of a warehouseman, bailee or agent, and if any such Inventory is subject to a Lien based on statute or contract in favor of such warehouseman, bailee or agent and the Collateral Agent so requests such Grantor will (i) notify such warehouseman, bailee or agent of the security interest created hereunder, and (ii) instruct such warehouseman, bailee or agent to hold all such Inventory solely for the Collateral Agent's account subject only to the Collateral Agent's instructions (which shall permit such Inventory to be removed by such Grantor in the ordinary course of business until the Collateral Agent notifies such warehouseman, bailee or agent that an Event of Default has occurred and is continuing).

                SECTION 11. Voting Rights; Dividends; Etc. (a) So long as no Event of Default shall have occurred and be continuing or, if the Credit Agreement is no longer in effect, so long as no event has occurred and is continuing under any Secured Hedge Agreement or Operating Indebtedness Agreement which permits the respective Hedge Bank or Operating Lender to exercise its remedies thereunder:

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

                        (i) Each Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Security Collateral of such Grantor or any part thereof for any purpose.

                        (ii) Each Grantor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral of such Grantor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Loan Documents; provided, however, that any and all dividends, interest and other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral, shall be, and shall be forthwith delivered to the Collateral Agent to hold as Security Collateral in accordance with the terms of this Agreement in the same form as so received (with any necessary indorsement).

                        (iii) The Collateral Agent will execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

                (b) Upon the occurrence and during the continuance of an Event of Default or, if the Credit Agreement is no longer in effect, upon the occurrence and during the continuance of an event under any Secured Hedge Agreement or Operating Indebtedness Agreement which permits the respective Hedge Bank or Operating Lender to exercise its remedies thereunder:

                        (i) All rights of each Grantor (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to
                Section 11(a)(i) hereof shall, upon notice to such Grantor by the Collateral Agent, cease and (y) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 11(a)(ii) hereof shall automatically cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, interest and other distributions.

                        (ii) All dividends, interest and other distributions that are received by any Grantor contrary to the provisions of paragraph (i) of this Section 11(b) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement).

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

                SECTION 12. Transfers and Other Liens; Additional Shares. (a) Each Grantor agrees that it will not (i) sell, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral, other than sales, assignments and other dispositions of the Collateral, and options relating to the Collateral, permitted under the terms of this Agreement or the Credit Agreement, or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral of such Grantor except for the pledge, assignment and security interest created under this Agreement and those Liens referred to in
Section 6(c)(ii) and (iii) hereof.

                (b) Each Grantor agrees that it will (i) cause each of its wholly-owned Domestic Subsidiaries (other than Excluded Subsidiaries but including first-tier Special Purpose Subsidiaries) which is the issuer of the Pledged Equity pledged by such Grantor not to issue any stock or other Equity Interests or other securities in addition to or in substitution for the Pledged Equity issued by such issuer, except to such Grantor, and (ii) pledge hereunder, promptly following its acquisition (directly or indirectly) thereof, any and all additional Pledged Equity and other equity interests in accordance with the Credit Agreement.

                SECTION 13. Collateral Agent Appointed Attorney-in-Fact. (a) Each Grantor hereby irrevocably appoints the Collateral Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time, upon the occurrence and during the continuance of an Event of Default or, if the Credit Agreement is no longer in effect, upon the occurrence and during the continuance of an event under a Secured Hedge Agreement or Operating Indebtedness Agreement which permits the respective Hedge Bank or Operating Lender to exercise its remedies thereunder, in the Collateral Agent's discretion, to take any action and to execute any instrument that the Collateral Agent may deem reasonably necessary or proper to accomplish the purposes of this Agreement, including, without limitation:

                (b) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

                (c) to receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above, and

                (d) to file any claims or take any action or institute any proceedings that the Collateral Agent may deem reasonably necessary or proper for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral.

                SECTION 14. Collateral Agent May Perform. If any Grantor fails to perform any agreement contained herein after receipt of written notice thereof from the Collateral Agent, the Collateral Agent may, but without any obligation to do so, itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by such Grantor under Section 17 hereof.

                SECTION 15. The Collateral Agent's Duties. (a) The powers conferred on the Collateral Agent hereunder are solely to protect the Secured Parties' interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

                (b) The Collateral Agent may from time to time, upon prior written notice to the Borrower, when the Collateral Agent deems it to be reasonably necessary in order to preserve and protect the Collateral, appoint one or more subagents (each a "Subagent") for the Collateral Agent hereunder with respect to all or any part of the Collateral. In the event that the Collateral Agent so appoints any Subagent with respect to any Collateral, (i) the assignment and pledge of such Collateral and the security interest granted in such Collateral by each Grantor hereunder shall be deemed for purposes of this Security Agreement to have been made to such Subagent, in addition to the Collateral Agent, for the ratable benefit of the Secured Parties, as security for the Secured Obligations of such Grantor, (ii) such Subagent shall automatically be vested, in addition to the Collateral Agent, with all rights, powers, privileges, interests and remedies of the Collateral Agent hereunder with respect to such Collateral, and (iii) the term "Agent," when used herein in relation to any rights, powers, privileges, interests and remedies of the Collateral Agent with respect to such Collateral, shall include such Subagent; provided, however, that no such Subagent shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Collateral Agent.

                SECTION 16. Remedies. If any Event of Default shall have occurred and be continuing or, if the Credit Agreement is no longer in effect, then if an event shall have occurred and be continuing under a Secured Hedge Agreement or Operating Indebtedness Agreement which permits the respective Hedge Bank or Operating Lender to exercise its remedies thereunder:

                (a) The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and also may: (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place and time to be designated by the Collateral Agent that is reasonably convenient to both parties; (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable; (iii) occupy any premises owned or leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; and (iv) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral, including, without limitation, (A) any and all rights of such Grantor to demand or otherwise require payment of any amount under the Collateral, (B) withdraw, or cause or direct the withdrawal, of all funds with respect to the L/C Collateral Account and (C) exercise all other rights and remedies with respect to the Collateral, including, without limitation, those set forth in Section 9-607 of the UCC. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                (b) Any cash held by or on behalf of the Collateral Agent in accordance with this Agreement and all cash proceeds received by or on behalf of the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 17 hereof) in whole or in part by the Collateral Agent for the ratable benefit of the Secured Parties against, all or any part of the Secured Obligations, in the following manner:

                        (i) first, amounts then on deposit in the L/C Collateral Account shall be applied to reimburse the respective Issuing Bank for any payments by such Issuing Banks under its respective Letters of Credit as provided in Sections 3.12(c) and
                3.15 of the Credit Agreement, with any surplus after such reimbursements then to be applied solely in accordance with the remaining order of priority set out in this Section 16(b);

                        (ii) second, paid to the Collateral Agent for any amounts then owing to the Collateral Agent pursuant to Section
                10.04 of the Credit Agreement or otherwise under the Loan Documents;

                        (iii) third, (A) paid to the Secured Parties, for any amounts then owing to them, in their capacities as such, under the Loan Documents, the Secured Hedge Agreements and the Operating Indebtedness Agreements ratably in accordance with such respective amounts then owing to such Secured Parties, provided that, for purposes of this Section 16, the amount owing to any Hedge Bank pursuant to any Secured Hedge Agreement to which it is a party (other than any amount theretofore accrued and unpaid) shall be deemed to be equal to the Agreement Value (as defined below) therefor and (B) with any surplus to be deposited as Collateral in the L/C Collateral Account up to an amount equal to

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

                100% of the aggregate outstanding Letter of Credit Liability, provided that in the event that any such Letter of Credit is drawn, the Collateral Agent shall pay to the Issuing Bank that issued such Letter of Credit the amount held in the L/C Collateral Account in respect of such Letter of Credit, provided further that, to the extent that any such Letter of Credit shall expire or terminate undrawn and as a result thereof the amount of the Collateral in the L/C Collateral Account shall exceed 100% of the aggregate Letter of Credit Liability then outstanding, such excess amount of such Collateral shall be applied in accordance with the remaining order of priority set out in this Section 16(b); and

                        (iv) fourth, any surplus of such cash or cash proceeds held by or on the behalf of the Collateral Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the applicable Grantor or to whomsoever may be lawfully entitled to receive such surplus.

For purposes of this Agreement, "Agreement Value" means, for each Secured Hedge Agreement, on any date of determination, an amount reasonably determined by the Collateral Agent equal to: (a) in the case of a Secured Hedge Agreement documented pursuant to the Master Agreement (Multicurrency-Cross Border) published by the International Swap and Derivatives Association, Inc. (the "Master Agreement"), the amount, if any, that would be payable by any Loan Party to its counterparty in respect of such Secured Hedge Agreement, as if (i) such Secured Hedge Agreement was being terminated early on such date of determination, (ii) such Loan Party was the sole "Affected Party", and (iii) the Collateral Agent was the sole party determining such payment amount (with the Collateral Agent making such determination pursuant to the provisions of that specific form of Master Agreement); or (b) in the case of a Secured Hedge Agreement traded on an exchange, the mark-to-market value of such Secured Hedge Agreement, which will be unrealized gain or loss on such Secured Hedge Agreement to the Loan Party to such Secured Hedge Agreement reasonably determined by the Collateral Agent based on the settlement price of such Secured Hedge Agreement on such date of determination, or (c) in all other cases, the mark-to-market value of such Secured Hedge Agreement, which will be the unrealized gain or loss on such Secured Hedge Agreement to the Loan Party to such Secured Hedge Agreement reasonably determined by the Collateral Agent as the amount, if any, by which (i) the present value of the future cash flows to be paid by such Loan Party exceeds (ii) the present value of the future cash flows to be received by such Loan Party pursuant to such Secured Hedge Agreement; capitalized terms used and not otherwise defined in this definition shall have the respective meaning set forth in the above described Master Agreement.

                (c) All payments received by any Grantor in respect of the Collateral shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement).

                SECTION 17. Indemnity and Expenses. (a) Each Grantor agrees to indemnify and hold harmless each Secured Party and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against, and shall pay on demand, any and all claims, damages, losses (other than lost profits), liabilities and expenses (including, without limitation, reasonable and documented fees and out-of-pocket expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from any enforcement, investigation, litigation or proceeding related to this Agreement, except to the extent such claim, damage, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct.

                (b) Each Grantor will upon demand pay to the Collateral Agent the amount of any and all reasonable and documented expenses, including, without limitation, the reasonable and documented fees and out-of-pocket expenses of its counsel and of any experts and agents, that the Collateral Agent may incur in connection with (i) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral of such Grantor, (ii) the exercise or enforcement of any of the rights of the Collateral Agent or the other Secured Parties hereunder or (iii) the failure by such Grantor to perform or observe any of the provisions hereof.

                SECTION 18. Amendments; Waivers; Additional Grantors; Etc. (a) No amendment, modification or waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent, and, in the case of any such amendment or modification by the Grantors, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given, provided, that this Agreement may be modified to the extent provided therein by the execution of a Security Agreement Supplement by an Additional Guarantor in accordance with Section 18(b) hereof. No failure on the part of the Collateral Agent or any other Secured Party to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

                (b) Upon the execution and delivery, or authentication, by any Person of a security agreement supplement in substantially the form of Exhibit A hereto (each a "Security Agreement Supplement"), (i) such Person shall be referred to as an "Additional Grantor" and shall be and become a Grantor hereunder, and each reference in this Agreement and the other Loan Documents to "Grantor" shall also mean and be a reference to such Additional Grantor, and each reference in this Agreement and the other Loan Documents to "Collateral" shall also mean and be a reference to the Collateral of such Additional Grantor, and (ii) the supplemental schedules I-IX attached to each Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules I-IX, respectively, hereto, and the Collateral Agent may attach such supplemental schedules to such Schedules; and each reference to such Schedules shall mean and be a reference to such Schedules as supplemented pursuant to each Security Agreement Supplement.

                SECTION 19. Notices; Etc. All notices and other communications provided for hereunder shall be in writing (including telecopier or electronic mail) and mailed, sent by overnight courier, telecopied, emailed, or delivered, in the case of the Borrower or the Collateral Agent, addressed to it at its address specified in the Credit Agreement and, in the case of each Grantor other than the Borrower, addressed to it at its address set forth opposite such Grantor's name on the signature pages hereto or on the signature page to the Security Agreement Supplement pursuant to which it became a party hereto; or, as to any party, at such other address or to such other person as shall be designated by such party in a written notice to the other parties. All such notices and other communications shall, when mailed, be effective three days after being deposited in the mails, when sent by overnight courier, be effective one day after being sent by overnight courier, and when telecopied or sent by electronic mail, be effective when received (and, with respect to notices and communications sent by electronic mail, upon confirmation by the recipient of the receipt of such notice or communication), respectively; and when delivered by hand, be effective upon delivery; except that notices and other communications to the Collateral Agent shall not be effective until received by the Collateral Agent. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or of any Security Agreement Supplement or Schedule hereto shall be effective as delivery of an original executed counterpart thereof.

                SECTION 20. Continuing Security Interest; Assignments under the Credit Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the latest of
(i) the payment in full in cash of the Secured Obligations, (ii) the Termination Date and (iii) the termination or expiration of all Letters of Credit and all Secured Hedge Agreements and all Operating Indebtedness Agreements, (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), but subject to
Section 10.07 of the Credit Agreement, any Lender Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitments, the Advances owing to it and the Note or Notes, if any, held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender Party herein or otherwise.

                SECTION 21. Release; Termination. (a) While the Credit Agreement is in effect, upon any sale, lease, transfer or other disposition of any item of Collateral of any Grantor in accordance with the terms of the Loan Documents and thereafter in accordance with the requirements (if any) of the Secured Hedge Agreements and the Operating Indebtedness Agreements, the security interest granted hereby in such Collateral shall immediately and automatically terminate and all rights to such Collateral shall revert to the applicable Grantors without any further action by the Collateral Agent, any Lender Party, any Hedge Bank, any Operating Lender or any other Person effective as of the time of such sale, lease, transfer or other disposition.

                (b) Except as provided in Section 17 hereof, (which Obligations shall survive termination), with respect to the Lender Parties, upon the latest of (i) the payment in full in cash of the Secured Obligations then owing to the Lender Parties, (ii) the Termination Date and (iii) the termination or expiration of all Letters of Credit, the pledge and security interest granted hereby with respect to the Secured Obligations with respect to the Lender Parties shall terminate and all rights to the Collateral in favor of the Lender Parties shall revert to the applicable Grantor without any further action by the Collateral Agent, any Lender Party, any Hedge Bank, any Operating Lender or any other Person.

                (c) Except as provided in Section 17 hereof (which Obligations shall survive termination), with respect to each Hedge Bank, upon the latest of (i) the payment in full in cash of the Secured Obligations then owing to such Hedge Bank and (ii) the termination of the Secured Hedge Agreement with respect to such Hedge Bank, the pledge and security interest granted hereby with respect the Secured Obligations with respect to such Hedge Bank shall terminate and all rights to the Collateral in favor of such Hedge Bank shall revert to the applicable Grantor without any further action by the Collateral Agent, any Lender Party, any Hedge Bank, any Operating Lender or any other Person.

                (d) Except as provided in Section 17 hereof (which Obligations shall survive termination), with respect to each Operating Lender, upon the latest of (i) the payment in full in cash of the Secured Obligations then owing to such Operating Lender and (ii) the termination of the Operating Indebtedness Agreement with respect to such Operating Lender, the pledge and security interest granted hereby with respect the Secured Obligations with respect to such Operating Lender shall terminate and all rights to the Collateral in favor of such Operating Lender shall revert to the applicable Grantor without any further action by the Collateral Agent, any Lender Party, any Hedge Bank, any Operating Lender or any other Person.

                (e) (i) While the Credit Agreement is in effect, if (A) all or a majority of the stock of a Grantor or any of its successors in interest under this Agreement shall be sold or otherwise disposed of (including by merger or consolidation) in a sale not prohibited by the Credit Agreement or otherwise consented to by the Collateral Agent on behalf of the Secured Parties, (B) a Grantor shall liquidate or dissolve in a transaction not prohibited by the terms of the Credit Agreement or otherwise consented to by the Collateral Agent on behalf of the Secured Parties or (C) trademarks or service marks are transferred to a Grantor such that it becomes or otherwise qualifies as a Special Purpose Subsidiary, and (ii) if the Credit Agreement is no longer in effect, in accordance with the requirements (if any) of the Secured Hedge Agreements and the Operating Indebtedness Agreements, then, in each case, the obligations of such Grantor or such successor in interest, as the case may be, hereunder shall automatically be discharged and released without any further action by the Collateral Agent, any Lender Party, any Hedge Bank, any Operating Lender or any other Person effective as of the time of such sale, merger, liquidation or dissolution.

                (f) Upon any termination of the security interest with respect to any of the Collateral hereunder or any discharge and release of a Grantor's obligations hereunder, in each case as described in subsections (a) through (e) of this Section 21, the Collateral Agent will, at the applicable Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination, discharge or release.

                SECTION 22. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

                SECTION 23. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New
York.

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

                IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                  THE GAP, INC.

                                  By:
                                     --------------------------------
                                     Name:      Sabrina Simmons
                                     Title:     Senior Vice President and
                                                 Treasurer

                                     Address for Notices:
                                     2 Folsom Street
                                     San Francisco, CA 94105
                                     Attn: General Counsel


                                  BANANA REPUBLIC (CALIFORNIA) LLC

                                  By:
                                     --------------------------------
                                     Name:     Sabrina Simmons
                                     Title:    Senior Vice President and
                                                Treasurer

                                     Address for Notices:
                                     2 Folsom Street
                                     San Francisco, CA 94105
                                     Attn: General Counsel


                                  BANANA REPUBLIC (FLORIDA) LLC

                                  By:
                                     --------------------------------
                                     Name:    Sabrina Simmons
                                     Title:   Senior Vice President and
                                               Treasurer

                                     Address for Notices:
                                     2 Folsom Street
                                     San Francisco, CA 94105
                                     Attn: General Counsel

                                  BANANA REPUBLIC (HOLDINGS) INC.

                                  By:
                                     --------------------------------
                                     Name:    Sabrina Simmons
                                     Title:   Senior Vice President and
                                               Treasurer

                                     Address for Notices:
                                     2 Folsom Street
                                     San Francisco, CA 94105
                                     Attn: General Counsel


                                  BANANA REPUBLIC (NEW YORK) LLC

                                  By:
                                     --------------------------------
                                     Name:    Sabrina Simmons
                                     Title:   Senior Vice President and
                                               Treasurer

                                     Address for Notices:
                                     2 Folsom Street
                                     San Francisco, CA 94105
                                     Attn: General Counsel


                                  BANANA REPUBLIC, INC.

                                  By:
                                     --------------------------------
                                     Name:    Sabrina Simmons
                                     Title:   Senior Vice President and
                                               Treasurer

                                     Address for Notices:
                                     2 Folsom Street
                                     San Francisco, CA 94105
                                     Attn: General Counsel

                                  GPS (MARYLAND), INC.

                                  By:
                                     --------------------------------
                                     Name:    Sabrina Simmons
                                     Title:   Senior Vice President and
                                               Treasurer

                                     Address for Notices:
                                     2 Folsom Street
                                     San Francisco, CA 94105
                                     Attn: General Counsel


                                  GPS BRAND SERVICES, INC.

                                  By:
                                     --------------------------------
                                     Name:    Sabrina Simmons
                                     Title:   Senior Vice President and
                                               Treasurer

                                     Address for Notices:
                                     2 Folsom Street
                                     San Francisco, CA 94105
                                     Attn: General Counsel


                                  GPS CONSUMER DIRECT, INC.

                                  By:
                                     --------------------------------
                                     Name:    Sabrina Simmons
                                     Title:   Senior Vice President and
                                               Treasurer

                                     Address for Notices:
                                     2 Folsom Street
                                     San Francisco, CA 94105
                                     Attn: General Counsel

                                  GPS CORPORATE FACILITIES, INC.

                                  By:
                                     --------------------------------
                                     Name:    Sabrina Simmons
                                     Title:   Senior Vice President and
                                               Treasurer

                                     Address for Notices:
                                     2 Folsom Street
                                     San Francisco, CA 94105
                                     Attn: General Counsel


                                  GPS EMPLOYEE SERVICES, INC.

                                  By:
                                     --------------------------------
                                     Name:    Sabrina Simmons
                                     Title:   Senior Vice President and
                                               Treasurer

                                     Address for Notices:
                                     2 Folsom Street
                                     San Francisco, CA 94105
                                     Attn: General Counsel


                                  GPS REAL ESTATE, INC.

                                  By:
                                     --------------------------------
                                     Name:    Sabrina Simmons
                                     Title:   Senior Vice President and
                                               Treasurer

                                     Address for Notices:
                                     2 Folsom Street
                                     San Francisco, CA 94105
                                     Attn: General Counsel

                                  GPSDC (NEW YORK) INC.

                                  By:
                                     --------------------------------
                                     Name:    Sabrina Simmons
                                     Title:   Senior Vice President and
                                               Treasurer

                                     Address for Notices:
                                     2 Folsom Street
                                     San Francisco, CA 94105
                                     Attn: General Counsel


                                  GAP (FLORIDA) LLC
                                  By The Gap, Inc., as Manager

                                  By:
                                     --------------------------------
                                     Name:    Sabrina Simmons
                                     Title:   Senior Vice President and
                                               Treasurer

                                     Address for Notices:
                                     2 Folsom Street
                                     San Francisco, CA 94105
                                     Attn: General Counsel


                                  GAP (GEORGIA) L.P.
                                  By The Gap, Inc., as General Partner

                                  By:
                                     --------------------------------
                                     Name:    Sabrina Simmons
                                     Title:   Senior Vice President and
                                               Treasurer

                                     Address for Notices:
                                     2 Folsom Street
                                     San Francisco, CA 94105
                                     Attn: General Counsel

                                  GAP (INDIANA) L.P.
                                  By The Gap, Inc., as General Partner

                                  By:
                                     --------------------------------
                                     Name:    Sabrina Simmons
                                     Title:   Senior Vice President and
                                               Treasurer

                                     Address for Notices:
                                     2 Folsom Street
                                     San Francisco, CA 94105
                                     Attn: General Counsel


                                  GAP (KENTUCKY) L.P.
                                  By The Gap, Inc., as General Partner

                                  By:
                                     --------------------------------
                                     Name:    Sabrina Simmons
                                     Title:   Senior Vice President and
                                               Treasurer

                                     Address for Notices:
                                     2 Folsom Street
                                     San Francisco, CA 94105
                                     Attn: General Counsel


                                  GAP (TENNESSEE) L.P.
                                  By The Gap, Inc., as General Partner

                                  By:
                                     --------------------------------
                                     Name:    Sabrina Simmons
                                     Title:   Senior Vice President and
                                               Treasurer

                                     Address for Notices:
                                     2 Folsom Street
                                     San Francisco, CA 94105
                                     Attn: General Counsel

                                  GAP (WISCONSIN) L.P.
                                  By The Gap, Inc., as General Partner

                                  By:
                                     --------------------------------
                                     Name:    Sabrina Simmons
                                     Title:   Senior Vice President and
                                               Treasurer

                                     Address for Notices:
                                     2 Folsom Street
                                     San Francisco, CA 94105
                                     Attn: General Counsel


                                  GAP HOLDINGS, INC.

                                  By:
                                     --------------------------------
                                     Name:    Sabrina Simmons
                                     Title:   Senior Vice President and
                                               Treasurer

                                     Address for Notices:
                                     2 Folsom Street
                                     San Francisco, CA 94105
                                     Attn: General Counsel


                                  GAP INTERNATIONAL SOURCING
                                  (AMERICAS) LLC
                                  By The Gap, Inc., as Manager

                                  By:
                                     --------------------------------
                                     Name:    Sabrina Simmons
                                     Title:   Senior Vice President and
                                               Treasurer

                                     Address for Notices:
                                     2 Folsom Street
                                     San Francisco, CA 94105
                                     Attn: General Counsel

                                  GAP INTERNATIONAL SOURCING
                                  (CALIFORNIA), INC.

                                  By:
                                     --------------------------------
                                     Name:    Sabrina Simmons
                                     Title:   Senior Vice President and
                                               Treasurer

                                     Address for Notices:
                                     2 Folsom Street
                                     San Francisco, CA 94105
                                     Attn: General Counsel


                                     GAP INTERNATIONAL SOURCING (JV), LLC
                                     By Gap International Sourcing, Inc.,
                                     as Manager

                                  By:
                                     --------------------------------
                                     Name:    Sabrina Simmons
                                     Title:   Senior Vice President and
                                               Treasurer

                                     Address for Notices:
                                     2 Folsom Street
                                     San Francisco, CA 94105
                                     Attn: General Counsel


                                  GAP INTERNATIONAL SOURCING (U.S.A.)
                                  INC.

                                  By:
                                     --------------------------------
                                     Name:    Sabrina Simmons
                                     Title:   Senior Vice President and
                                              Treasurer

                                     Address for Notices:
                                     2 Folsom Street
                                     San Francisco, CA 94105
                                     Attn: General Counsel

                                  GAP INTERNATIONAL SOURCING, INC.

                                  By:
                                     --------------------------------
                                     Name:    Sabrina Simmons
                                     Title:   Senior Vice President and
                                              Treasurer

                                     Address for Notices:
                                     2 Folsom Street
                                     San Francisco, CA 94105
                                     Attn: General Counsel


                                  OLD NAVY (CALIFORNIA) LLC
                                  By Old Navy Inc., as Manager

                                  By:
                                     --------------------------------
                                     Name:    Sabrina Simmons
                                     Title:   Senior Vice President and
                                               Treasurer

                                     Address for Notices:
                                     2 Folsom Street
                                     San Francisco, CA 94105
                                     Attn: General Counsel


                                  OLD NAVY (EAST) L.P.
                                  By Old Navy Inc., as General Partner

                                  By:
                                     --------------------------------
                                     Name:    Sabrina Simmons
                                     Title:   Senior Vice President and
                                               Treasurer

                                     Address for Notices:
                                     2 Folsom Street
                                     San Francisco, CA 94105
                                     Attn: General Counsel

                                  OLD NAVY (FLORIDA) LLC
                                  By Old Navy Inc., as Manager

                                  By:
                                     --------------------------------
                                     Name:    Sabrina Simmons
                                     Title:   Senior Vice President and
                                               Treasurer

                                     Address for Notices:
                                     2 Folsom Street
                                     San Francisco, CA 94105
                                     Attn: General Counsel


                                  OLD NAVY (HOLDINGS) INC.

                                  By:
                                     --------------------------------
                                     Name:    Sabrina Simmons
                                     Title:   Senior Vice President and
                                               Treasurer

                                     Address for Notices:
                                     2 Folsom Street
                                     San Francisco, CA 94105
                                     Attn: General Counsel


                                  OLD NAVY INC.

                                  By:
                                     --------------------------------
                                     Name:    Sabrina Simmons
                                     Title:   Senior Vice President and
                                               Treasurer

                                     Address for Notices:
                                     2 Folsom Street
                                     San Francisco, CA 94105
                                     Attn: General Counsel

                                  THE FISHER GAP STORES, INC.

                                  By:
                                     --------------------------------
                                     Name:    Sabrina Simmons
                                     Title:   Senior Vice President and
                                               Treasurer

                                     Address for Notices:
                                     2 Folsom Street
                                     San Francisco, CA 94105
                                     Attn: General Counsel


                                  WCB TWENTY-EIGHT LIMITED
                                  PARTNERSHIP

                                  By GPS Corporate Facilities, Inc.,
                                  as General Partner

                                  By:
                                     --------------------------------
                                     Name:    Sabrina Simmons
                                     Title:   Senior Vice President and
                                               Treasurer

                                     Address for Notices:
                                     2 Folsom Street
                                     San Francisco, CA 94105
                                     Attn: General Counsel

Schedules

Schedule I       -     Secured Hedge Agreements
Schedule II      -     Location, Chief Executive Office, Type Of Organization,
                       Jurisdiction Of Organization And Organizational
                       Identification Number
Schedule III     -     Initial Pledged Equity
Schedule IV      -     Distribution Centers
Schedule V       -     Filings with Respect to Other Names, Locations, Etc.
Schedule VI      -     Trade names

Exhibit

Exhibit A        -     Form of Security Agreement Supplement

                                                                EXHIBIT A TO THE
                                                              SECURITY AGREEMENT

                      FORM OF SECURITY AGREEMENT SUPPLEMENT

                                         [Date of Security Agreement Supplement]

Citicorp U.S.A., Inc.
as the Collateral Agent for the
Secured Parties referred to in the
Credit Agreement referred to below

399 Park Avenue
New York, NY 10043
Attn: Credit Administration
Telecopier: 302-894-6120

With a copy to:

Citicorp North America, Inc.
One Sansome Street
San Francisco, CA
Attn: Carolyn Wendler
Telecopier: 415-433-0307

                                  The Gap, Inc.

Ladies and Gentlemen:

        Reference is made to (i) the Credit Agreement dated as of June 24, 2003 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among The Gap, Inc., a Delaware corporation, as the Borrower, the Loan Parties party thereto, Citicorp USA, Inc., as Collateral Agent (together with any successor collateral agent appointed pursuant to Article IX of the Credit Agreement, the "Collateral Agent"), and
(ii) the Security Agreement dated June 24, 2003 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement") made by the Grantors from time to time party thereto in favor of the Collateral Agent for the Secured Parties. Terms defined in the Credit Agreement or the Security Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement or the Security Agreement.

        SECTION 1. Grant of Security. The undersigned hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in, all of its right, title and interest in and to all of the Collateral of the undersigned, whether now owned or hereafter

                                  Exh. A Page 1
acquired by the undersigned, wherever located and whether now or hereafter existing or arising, including, without limitation, the property and assets of the undersigned set forth on the attached supplemental schedules to the Schedules to the Security Agreement.

        SECTION 2. Security for Obligations. The grant of a security interest in, the Collateral by the undersigned under this Security Agreement Supplement and the Security Agreement secures the payment of all Obligations of the undersigned now or hereafter existing under the Loan Documents and the payment of all Obligations of the Borrower or the Hedge Subsidiaries now or hereafter existing under the Secured Hedge Agreements and the payment of any Obligations of the Borrower or its Subsidiaries under Operating Indebtedness Agreements, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

        SECTION 3. Supplements to Security Agreement Schedules. The undersigned has attached hereto supplemental Schedules I through V to Schedules I through V, respectively, to the Security Agreement, and the undersigned hereby certifies, as of the date first above written, that such supplemental schedules have been prepared by the undersigned in substantially the form of the equivalent Schedules to the Security Agreement and are complete and correct.

        SECTION 4. Representations and Warranties. The undersigned hereby makes each representation and warranty set forth in Section 6 of the Security Agreement (as supplemented by the attached supplemental schedules) to the same extent as each other Grantor.

        SECTION 5. Obligations Under the Security Agreement. The undersigned hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each of the other Grantors. The undersigned further agrees, as of the date first above written, that each reference in the Security Agreement to an "Additional Grantor" or a "Grantor" shall also mean and be a reference to the undersigned.

        SECTION 6. Governing Law. This Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

                                           Very truly yours,


                                           [NAME OF ADDITIONAL GRANTOR]

                                           By
                                              ------------------------------
                                              Title:


                                                 Address for notices:

                                                 ---------------------------

                                                 ---------------------------

                                                 ---------------------------

                                  Exh. A Page 2

                                                                     Exhibit F-1

                                                  June [ ], 2003

Citicorp USA, Inc.,
as Agent

The Lenders and Issuing Banks
(as defined below) listed
on Schedule I hereto

                Re:  The Gap, Inc./Credit Agreement

Ladies and Gentlemen:

                I am Senior Vice President and General Counsel to The Gap, Inc., a Delaware corporation (the "Company"), the domestic subsidiaries of the Company listed on Schedule II hereto (the "Delaware Subsidiaries"), the domestic subsidiaries of the Company listed on Schedule III hereto (the "California Subsidiaries"; and together with the Delaware Subsidiaries, the "Subsidiaries"; and together with the Company and the Delaware Subsidiaries, the "Loan Parties"), in connection with the preparation, execution and delivery of the Credit Agreement, dated as of June __, 2003 (the "Credit Agreement"), among the Company and the Subsidiary Borrowers, the LC Subsidiaries, the Lenders and the Issuing Banks (as such terms are defined in the Credit Agreement), Citigroup Global Markets Inc. ("CGMI") and Banc of America Securities LLC ("BAS") as Joint Book Managers, BAS, HSBC Bank USA and J.P. Morgan Securities Inc. ("JPM") as Co-Syndication Agents, CGMI, BAS and JPM as Joint Lead Arrangers, and Citicorp USA, Inc. as agent for the Lenders and the Issuing Banks (in such capacity, the "Agent"), and certain other agreements, instruments and documents related to the Credit Agreement. This opinion is being delivered pursuant to Section 5.01(b)(viii) of the Credit Agreement.

                In my examination I have assumed the genuineness of all signatures including endorsements, the legal capacity of natural persons, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as facsimile, electronic, certified or photostatic copies, and the authenticity of the originals of such copies. As to any facts material to this opinion which I did not independently establish or verify, I have relied upon statements and representations of the Loan Parties and their officers and other representatives and of public officials, including the facts and conclusions set forth therein.

                In rendering the opinions set forth herein, I have examined and relied on originals or copies of the following:

                (a) the Credit Agreement;

                (b) the Promissory Notes executed by the Loan Parties;

                (c) the Subsidiary Guaranty, dated as of June __, 2003 (the "Subsidiary Guaranty"), made by the Subsidiaries party thereto in favor of the Lender Parties;

                (d) the Security Agreement, dated as of June __, 2003 (the "Security Agreement"), from the Loan Parties party thereto (the "Grantors") in favor of the Agent as Collateral Agent (in such capacity, the "Collateral Agent");

                (e) certified copies of the respective Constitutive Documents (as defined in the Credit Agreement) of each Loan Party;

                (f) certified copies of certain resolutions of the respective boards of directors, the managers or the partners, as the case may be, of each Loan Party adopted on May 29, 2003, in the case of the Company, on June 11, 2003, in the case of GPS Brand Services, Inc. and on June 4, 2003, in the case of each of the other Subsidiaries;

                (g) certificates, dated on or about the date hereof, from the Secretary of State of the State of California and the Secretary of State of the State of Delaware as to the good standing of each of the Loan Parties in their respective jurisdictions of organization; and

                (h) such other documents as I have deemed necessary or appropriate as a basis for the opinions set forth below.

                I am a member of the bar of the State of California and am expressing no opinion as to the law of any other jurisdiction other than (i) the laws of the State of California, (ii) the General Corporation Law of the State of Delaware, (iii) the Limited Liability Company Act of the State of Delaware, and (iv) the Delaware Revised Uniform Limited Partnership Act (collectively, the "Applicable Law").

                Capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as ascribed thereto in the Credit Agreement. The Credit Agreement, the Promissory Notes, the Security Agreement and the Subsidiary

Guaranty shall hereinafter be referred to collectively as the "Transaction Agreements." "Governmental Approval" means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any governmental authority pursuant to Applicable Law. "Applicable Contracts" means those material agreements, indentures or instruments (x) filed with the Securities and Exchange Commission as exhibits attached to or incorporated by reference in the Company's Form 10-K for the fiscal year ended February 1, 2003, and Form 10-Q for the quarterly periods ending May 3, 2003, and which, after due inquiry, are specifically applicable to any of the Loan Parties in connection with the Transaction Agreements and the transactions contemplated thereunder or
(y) which, to my knowledge, are specifically applicable to any of the Loan Parties in connection with the Transaction Agreements and the transactions contemplated thereunder. The Lenders and the Issuing Banks are collectively referred to herein as the "Lender Parties".

                Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, I am of the opinion that:

                1. Each of the California Subsidiaries is authorized to exercise all its powers, rights and privileges and is in good legal standing under the laws of the State of California, and each of the Company and the Delaware Subsidiaries is validly existing and in good standing under the Applicable Law of the State of Delaware.

                2. Each Loan Party has the power and authority to execute, deliver and perform all of its obligations under each of the Transaction Agreements to which it is a party, and the execution and delivery of each of the Transaction Agreements by each Loan Party which is a party thereto and the consummation by each Loan Party of the transactions contemplated thereby have been duly authorized by all requisite action on the part of each Loan Party. Each of the Transaction Agreements has been duly executed and delivered by each Loan Party which is a party thereto.

                3. The execution and delivery by each Loan Party of each of the Transaction Agreements to which it is a party and the performance by each Loan Party of its obligations under each of the Transaction Agreements, each in accordance with its terms, does not (i) conflict with the Constitutive Documents of each of the Loan Parties, (ii) constitute a violation of, or a default under, any Applicable Contracts or (iii) cause the creation of any security interest or lien (other than the liens granted under, or created by, the Loan Documents) upon any of the property of the Loan Parties pursuant to any Applicable Contracts to which it is a party. I call to your attention that certain of the Applicable Contracts are governed by laws other than those as to which I express my opinion. I express no opinion as to the effect of such other laws on the opinions herein stated.

                4. Neither the execution, delivery nor performance by any Loan Party of the Transaction Agreements to which it is a party will contravene any provision of any Applicable Law.

                5. No Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution, delivery or performance of any of the Transaction Agreements by any Loan Party.

                6. There is no action, suit or proceeding pending or, to my knowledge, overtly threatened against any Loan Party in or before any court, Governmental Authority or arbitrator, which has a reasonable probability (taking into account the exhaustion of all appeals and the assertion of all defenses) of having a Material Adverse Effect or which purports to affect the legality, validity or enforceability of any Loan Document.

                This opinion is being furnished only to you in connection with the Transaction Agreements and is solely for your benefit and is not to be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by any other person or entity (other than your successors or assigns as Lender Parties) for any purpose without our prior written consent.

                                                  Very truly yours,

                                                  Lauri M. Shanahan
                                                  Senior Vice President and
                                                      General Counsel

                                   Schedule I

                                   ADDRESSEES

Citicorp USA, Inc.
Bank of America, N.A.
HSBC Bank USA
JPMorgan Chase Bank
GE Capital Corporation
The Bank of Nova Scotia
U.S. Bank National Association
Fleet Bank
ABN Amro Bank N.V.
Wells Fargo Bank N.A.
KeyBank National Association
Fifth Third Bank
First National Bank of Omaha
Citibank, N.A.

                                   Schedule II

                              DELAWARE SUBSIDIARIES

Banana Republic (California) LLC

Banana Republic, Inc.

Banana Republic (New York) LLC

GPSDC (New York) Inc.

Old Navy Inc.

Old Navy (California) LLC

WCB Twenty-Eight Limited Partnership

                                  Schedule III

                             CALIFORNIA SUBSIDIARIES

Banana Republic (Florida) LLC           Gap International Sourcing (U.S.A.) Inc.

Banana Republic (Holdings) Inc.         Gap International Sourcing, Inc.

Gap (Wisconsin) L.P.                    Gap International Sourcing (JV) LLC

Gap (Florida) LLC                       GPS Brand Services, Inc.

Gap (Georgia) L.P.                      GPS Corporate Facilities, Inc.

Gap (Indiana) L.P.                      GPS Consumer Direct, Inc.

Gap (Kentucky) L.P.                     GPS Real Estate, Inc.

Gap (Tennessee) L.P.                    Old Navy (East) L.P.

Gap Holdings, Inc.                      Old Navy (Florida) LLC

Gap International Sourcing
 (California) Inc.                      Old Navy (Holdings) Inc.

Gap International Sourcing (Americas)
 LLC                                    The Fisher Gap Stores, Inc.

GPS Employee Services, Inc.

                                   Exhibit F-2


                                                        June [ ], 2003


Citicorp USA, Inc.,
as Collateral Agent

The Lenders and Issuing Banks
(as defined below) listed
on Schedule I hereto

                       Re: The Gap, Inc./Credit Agreement

Ladies and Gentlemen:

          We have acted as special counsel to The Gap, Inc., a Delaware corporation (the "Company"), and the domestic subsidiaries of the Company listed on Schedule II hereto (the "Subsidiaries"; together with the Company, the "Grantors") in connection with the preparation, execution and delivery of the Security Agreement, dated as of June [ ], 2003 (the "Security Agreement"), from the Grantors referred to therein to Citicorp USA, Inc. ("CUSA") as Collateral Agent (the "Collateral Agent"). This opinion is being delivered pursuant to
Section 5.01(b)(ix) of the Credit Agreement, dated as of June [ ], 2003 (the "Credit Agreement"), among the Company and the LC Subsidiaries, the Subsidiary Borrowers, the Lenders and the Issuing Banks (as such terms are defined in the Credit Agreement), Citigroup Global Markets Inc. ("CGMI") and Banc of America Securities LLC ("BAS") as Joint Book Managers, BAS, HSBC Bank USA and J.P. Morgan Securities Inc. ("JPM") as Co-Syndication Agents, CGMI, BAS and JPM as Joint Lead Arrangers, and CUSA as Agent for the Lenders and the Issuing Banks.

          In our examination we have assumed the genuineness of all signatures including endorsements, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as facsimile, electronic, certified or photostatic copies, and the authenticity of the originals of such copies. As to any facts material to this opinion which we did not independently establish or verify, we have relied upon statements and representations of the Grantors and its officers and other representatives and of public officials, including the facts and conclusions set forth therein.

          In rendering the opinions set forth herein, we have examined and relied on originals or copies of the following:

     1.   the Security Agreement;

     2. unfiled copies of financing statements one for each Grantor in Part A of Schedule II hereto (the "Delaware Grantors") and identifying such Grantor as debtor and "Citicorp USA, Inc., Collateral Agent" as secured party, which we understand will be filed in the office of the Secretary of State of Delaware (such filing office, the "Delaware Filing Office" and such financing statements, the "Delaware Financing Statements");

     3. unfiled copies of financing statements one for each Grantor in Part B of Schedule II hereto (the "California Grantors") and identifying such Grantor as debtor and "Citicorp USA, Inc., Collateral Agent as secured party, which we understand will be filed in the office of the Secretary of State of California (such filing office, the "California Filing Office" and such financing statements, the "California Financing Statements", together with the Delaware Financing Statements, the "Financing Statements");

     4. certified copies of the certificates of incorporation or certificate of formation of each Delaware Grantor, as applicable, from the Secretary of State of the State of Delaware as to each Delaware Grantor's existence in such state (the "Delaware Secretary of State Certificates");

     5. certified copies of the certificates of incorporation or certificate of formation of each California Grantor, as applicable, from the Secretary of State of the State of California as to each California Grantor's existence in such state (the "California Secretary of State Certificates"); and

     6. such other documents as we have deemed necessary or appropriate as a basis for the opinions set forth below.

          Capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as set forth in the Security Agreement. As used herein:

          1. "New York UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of New York (without regard to laws referenced in Section 9-201 thereof).

          2. "California UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of California (without regard to laws referenced in Section 9201 thereof).

          3. "Delaware UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of Delaware (without regard to laws referenced in Section 9-201 thereof).

          4. "UCC" means (a) the New York UCC, (b) the California UCC, and (c) the Delaware UCC (in each case as such term is defined below), as applicable.

          5. "Possessory Certificates" means that portion of the Initial Pledged Equity which constitute "certificated securities" as defined in Section 8-102 of the UCC, as identified on Schedule III hereto and delivered on the date hereof.

          6. "UCC Collateral" means the Inventory and Initial Pledged Equity (as such terms are defined in the Security Agreement) to the extent the UCC governs a security interest in such collateral.

          We express no opinion with respect to any laws other than (1) the UCC,
(2) for purposes of opinion paragraph 5, the Delaware General Corporation Law, the Limited Liability Company Act of the State of Delaware and the Delaware Revised Uniform Limited Partnership Act and (3) for purposes of opinion paragraph 9, the California General Corporation Law, the California Limited Liability Company Act and the California Uniform Limited Partnership Act.

          We have this date delivered to you our opinion with respect to the enforceability of the Security Agreement and certain other transaction agreements. We call to your attention that the opinions set forth herein with respect to the security interest of the Collateral Agent for the benefit of the Secured Parties are subject to the qualifications contained in such other opinion.

          Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

(1) Under the New York UCC, the provisions of the Security Agreement are effective to create a valid security interest in each Grantor's rights in the UCC Collateral in favor of the Collateral Agent for the benefit of the Secured Parties to secure the Secured Obligations (as defined in the Security Agreement).

(2) To the extent the Delaware UCC is applicable to the authorization of the Delaware Financing Statements, pursuant to the provisions of the Security Agreement the Delaware Grantors have authorized the filing of the Delaware Financing Statements for purposes of Section 9-509 of the Delaware UCC.

(3) To the extent the Delaware UCC is applicable, the Delaware Financing Statements include not only all of the types of information required by
     Section 9-502(a) of the Delaware UCC, but also the types of information without which the Delaware Filing Office may refuse to accept the Delaware Financing Statements pursuant to Section 9-516 of the Delaware UCC.

(4) To the extent the Delaware UCC is applicable, the security interest of the Collateral Agent for the benefit of the Secured Parties will be perfected in each Delaware Grantor's rights in all UCC Collateral upon the later of the attachment of the security interest and the filing of the Delaware Financing Statement naming such Delaware Grantor as debtor in the Delaware Filing Office; provided, however, we express no opinion with respect to (i) money, (ii) deposit accounts, (iii) letter of credit rights, (iv) goods covered by a certificate of title statute, (v) as-extracted collateral, e.g., timber to be cut, or (vi) any property subject to a statute, regulation or treaty of the United States whose requirements for a security interest's obtaining priority over the rights of a lien creditor with respect to the property preempt Section 9-310(a) of the Delaware UCC.

(5) You have asked whether each of the Delaware Grantors is a "registered organization" as such term is defined in Section 9-102(a)(70) of the Delaware UCC. Pursuant to Section 9-102(a)(70) of the Delaware UCC, a "registered organization" must be (i) organized solely under the laws of a single State (or the United States) and (ii) the State (or the United States) must maintain a public record showing the organization to have been organized. Pursuant to Section 103(c)(6) of the Delaware General Corporation Law, Section 18-201(a) of the Limited Liability Company Act of the State of Delaware and Section 17-201(a) of the Delaware Revised Uniform Limited Partnership Act, the Secretary of State of the State of Delaware is required to maintain a public record showing each of the Delaware Grantors to have been organized. Based on our review of the Delaware Secretary of State Certificates and to the extent the Delaware UCC is applicable, each of the Delaware Grantors is a

     "registered organization" under Section 9-102(a)(70) of the Delaware UCC and, where applicable, the Delaware General Corporation Law, the Limited Liability Company Act of the State of Delaware and the Delaware Revised Uniform Limited Partnership Act. We have assumed that none of the Delaware Grantors has filed a certificate of incorporation or any similar document under the laws of any jurisdiction other than the State of Delaware and that the internal affairs of the Delaware Grantors are not otherwise subject to the laws of any other jurisdiction. We call to your attention that to the extent that the internal affairs of the Delaware Grantors are subject to regulation under the laws of another state, the State of Delaware may recognize such authority. See, e.g., McDermott Inc. v. Lewis, 531 A.2d 206 (Del. 1987). Further, we have assumed that none of the Delaware Grantors has and will not file (A) any certificates of transfer, continuance or domestication, or any similar certificates in the State of Delaware pursuant to Sections 390(a) and 388(b)(1) of the Delaware General Corporation Law, Section 18-213 of the Limited Liability Company Act of the State of Delaware, or Section 17-216 of the Delaware Revised Uniform Limited Partnership Act or (B) any similar certificates in any jurisdiction other than the State of Delaware.

(6) To the extent the California UCC is applicable to the authorization of the California Financing Statements, pursuant to the provisions of the Security Agreement the California Grantors have authorized the filing of the California Financing Statements for purposes of Section 9509 of the California UCC.

(7) To the extent the California UCC is applicable, the California Financing Statements include not only all of the types of information required by
     Section 9502(a) of the California UCC, but also the types of information without which the California Filing Office may refuse to accept the California Financing Statements pursuant to Section 9516 of the California UCC.

(8) To the extent the California UCC is applicable, the security interest of the Collateral Agent for the benefit of the Secured Parties will be perfected in each California Grantor's rights in all UCC Collateral upon the later of the attachment of the security interest and the filing of the California Financing Statement naming such California Grantor as debtor in the California Filing Office; provided, however, we express no opinion with respect to (i) money, (ii) deposit accounts, (iii) letter of credit rights,
     (iv) goods covered by a certificate of title statute, (v) as-extracted collateral, e.g., timber to be cut, or (vi) any property subject to a statute, regulation or treaty of the United States whose requirements for a security interest's obtaining priority over the rights of a lien creditor with respect to the property preempt Section 9310(a) of the California UCC.

(9) You have asked whether each of the California Grantors is a "registered organization" as such term is defined in Section 9102(a)(70) of the California UCC. Pursuant to Section 9102(a)(70) of the California UCC, a "registered organization" must be (i) organized solely under the laws of a single State (or the United States) and (ii) the State (or the United States) must maintain a public record showing the organization to have been organized. Pursuant to Sections 110(a) and 209 of the California General Corporation Law, Sections 17050 and 17052 of the California Limited Liability Company Act, Sections 15621 and 15628 of the California Uniform Limited Partnership Act and Sections 12160 and 12168 of the California Government Code, the Secretary of State of the State of California is required to maintain a public record showing each of the California Grantors to have been organized. Based on our review of the California Secretary of State Certificates and to the extent the California UCC is applicable, each of the California Grantors is a "registered organization" under Section 9102(a)(70) of the California UCC and, where applicable, the California General Corporation Law, the California Limited Liability Company Act and the California Uniform Limited Partnership Act.

(10) Assuming that neither the Collateral Agent nor any Secured Party has notice of any adverse claims with respect to the Possessory Certificates then, upon the later of the attachment of the security interest and the delivery of such Possessory Certificates to the Collateral Agent in the State of California indorsed, by an effective indorsement, either in blank or to the Collateral Agent, the Collateral Agent will acquire such Possessory Certificates (and the shares represented thereby) free of any adverse claims under Section 8303 of the California UCC. As used herein, "notice of adverse claim" has the meaning set forth in Section 8105 of the California UCC and includes, without limitation, any adverse claim that the Collateral Agent or any Secured Party would discover upon any investigation which such person has a duty, imposed by statute or regulation, to investigate.

          Our opinions are subject to the following qualifications:

     (1) We have assumed that each Grantor owns, or with respect to after-acquired property will own, the UCC Collateral, and we express no opinion as to the nature or extent of each Grantor's rights in any of the UCC Collateral and we note that with respect to any after-acquired property, the security interest will not attach until each Grantor acquires ownership thereof.

     (2) Our opinion with respect to proceeds is subject to the limitations set forth in Section 9-315 of the UCC and, in addition, we call to your attention that in the case of certain types of proceeds, other parties such as holders in due course, protected purchasers of securities, persons who obtain control over securities entitlements and buyers in the ordinary course of business may acquire a superior interest or may take their interest free of the security interest of a secured party.

     (3) We express no opinion with respect to any goods which are accessions to, or commingled or processed with, other goods to the extent that the security interest is limited by Section 9-335 or 9-336 of the UCC.

     (4) We express no opinion with respect to the choice of law governing perfection, the effect of perfection and non-perfection or priority of the security interest of the Collateral Agent in the UCC Collateral.

     (5) We call to your attention that the right of the Collateral Agent to become a partner or member in UCC Collateral constituting a partnership or limited liability company may be limited by applicable law and the terms of the partnership agreement or limited liability company agreement pursuant to which the partnership or limited liability company was formed, as amended from time to time, and that the only remedy may be the right to receive distributions to which the respective Grantor is otherwise entitled pursuant to the partnership agreement or limited liability company agreement.

     (6) We have assumed that each Grantor has all necessary authorization under its organizational documents and applicable law (other than the UCC) for the filing of the Financing Statements.

     (7) We call to your attention that in the case of goods subject to a negotiable document of title, a security interest perfected in the negotiable document has priority over any security interest perfected in such goods by another method.

     (8) We express no opinion with respect to the security interest of the Collateral Agent for the benefit of the Secured Parties except to the extent that the Collateral Agent has been duly appointed as agent for such persons as of the date hereof.

          This opinion is being furnished only to you in connection with the Security Agreement and is solely for your benefit and is not to be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by any other person or entity (other than your successors or assigns as Lender Parties (as defined in the Credit Agreement)) for any purpose without our prior written consent.

                                              Very truly yours,

                                   SCHEDULE I

                                   Addressees

Citicorp USA, Inc.
Bank of America, N.A.
HSBC Bank USA
JPMorgan Chase Bank
GE Capital Corporation
The Bank of Nova Scotia
U.S. Bank National Association
Fleet Bank
ABN Amro Bank N.V.
Wells Fargo Bank N.A.
KeyBank National Association
Fifth Third Bank
First National Bank of Omaha
Citibank, N.A.

                                   SCHEDULE II


                         Part A: California Subsidiaries

Banana Republic (California) LLC
Banana Republic, Inc.
Banana Republic (New York) LLC
GPSDC (New York) Inc.
Old Navy Inc.
Old Navy (California) LLC
WCB Twenty-Eight Limited Partnership

                          Part B: Delaware Subsidiaries

Banana Republic (Florida) LLC              Gap International Sourcing (U.S.A.)
                                           Inc.

Banana Republic (Holdings) Inc.            Gap International Sourcing, Inc.

Gap (Wisconsin) L.P.                       Gap International Sourcing (JV) LLC

Gap (Florida) LLC                          GPS Brand Services, Inc.

Gap (Georgia) L.P.                         GPS Corporate Facilities, Inc.

Gap (Indiana) L.P.                         GPS Consumer Direct, Inc.

Gap (Kentucky) L.P.                        GPS Real Estate, Inc.

Gap (Tennessee) L.P.                       Old Navy (East) L.P.

Gap Holdings, Inc.                         Old Navy (Florida) LLC

Gap International Sourcing (California)    Old Navy (Holdings) Inc.
Inc.

Gap International Sourcing (Americas)      The Fisher Gap Stores, Inc.
LLC

GPS Employee Services, Inc.

                                  SCHEDULE III

                             Possessory Certificates

---------------------------------------------------------------------------------------------------------
                                                                      NO. OF          CERTIFICATE
                                                                      ------          -----------
         GRANTOR                          ISSUER                      SHARES               NO.
         -------                          ------                      ------               --
---------------------------------------------------------------------------------------------------------
The Gap, Inc.             Banana Republic (Apparel) Inc.               100                  1
---------------------------------------------------------------------------------------------------------
Banana Republic, Inc.     Banana Republic (Holdings) Inc.              100                  1
---------------------------------------------------------------------------------------------------------
The Gap, Inc.             Banana Republic (ITM) Inc.                   100                  1
---------------------------------------------------------------------------------------------------------
The Gap, Inc.             Banana Republic, Inc.                        100                  1
---------------------------------------------------------------------------------------------------------
The Gap, Inc.             GPS (Maryland), Inc.                         100                  1
---------------------------------------------------------------------------------------------------------
The Gap, Inc.             GPS Brand Services, Inc.                   1,000                  1
---------------------------------------------------------------------------------------------------------
The Gap, Inc.             GPS Consumer Direct, Inc.                    100                  1
---------------------------------------------------------------------------------------------------------
The Gap, Inc.             GPS Corporate Facilities, Inc.               100                  1
---------------------------------------------------------------------------------------------------------
The Gap, Inc.             GPS Employee Services, Inc.                  100                  1
---------------------------------------------------------------------------------------------------------
The Gap, Inc.             GPS Real Estate, Inc.                        100                  1
---------------------------------------------------------------------------------------------------------
The Gap, Inc.             GPSDC (New York) Inc.                        100                  1
---------------------------------------------------------------------------------------------------------
The Gap, Inc.             Gap (Apparel) Inc.                         1,000                  1
---------------------------------------------------------------------------------------------------------
The Gap, Inc.             Gap (ITM) Inc.                               100                  1
---------------------------------------------------------------------------------------------------------
The Gap, Inc.             Gap Holdings, Inc.                           700                  1
---------------------------------------------------------------------------------------------------------
The Gap, Inc.             Gap International Sourcing                   100                  1
                          (California), Inc.
---------------------------------------------------------------------------------------------------------
The Gap, Inc.             Gap International Sourcing (U.S.A.)          100                  1
                          Inc.
---------------------------------------------------------------------------------------------------------
The Gap, Inc.             Gap International Sourcing, Inc.             100                  1
---------------------------------------------------------------------------------------------------------
Old Navy Inc.             Old Navy (Holdings) Inc.                     100                  1
---------------------------------------------------------------------------------------------------------
The Gap, Inc.             Old Navy (ITM) Inc.                          100                  1
---------------------------------------------------------------------------------------------------------
The Gap, Inc.             Old Navy Inc.                                100                  1
---------------------------------------------------------------------------------------------------------
The Gap, Inc.             The Fisher Gap Stores, Inc.                1,000                  1
---------------------------------------------------------------------------------------------------------

                                                                     Exhibit F-3

                                                      June [__], 2003

Citicorp USA, Inc.,
as Agent

The Lenders and Issuing Banks
(as defined below) listed
on Schedule I hereto

                Re: The Gap, Inc./Credit Agreement

Ladies and Gentlemen:

                We have acted as special counsel to The Gap, Inc., a Delaware corporation (the "Company"), and the domestic subsidiaries of the Company listed on Schedule II hereto (the "Subsidiaries"; together with the Company, the "Loan Parties") in connection with the preparation, execution and delivery of the Credit Agreement, dated as of June __, 2003 (the "Credit Agreement"), among the Company and the LC Subsidiaries, the Subsidiary Borrowers, the Lenders and the Issuing Banks (as such terms are defined in the Credit Agreement), Citigroup Global Markets Inc. ("CGMI") and Banc of America Securities LLC ("BAS") as Joint Book Managers, BAS, HSBC Bank USA and J.P. Morgan Securities Inc. ("JPM") as Co-Syndication Agents, CGMI, BAS and JPM as Joint Lead Arrangers, and Citicorp USA, Inc. as agent for the Lenders and the Issuing Banks (in such capacity, the "Agent"), and certain other agreements, instruments and documents related to the Credit Agreement. This opinion is being delivered pursuant to Section 5.01(b)(ix) of the Credit Agreement.

                In our examination we have assumed the genuineness of all signatures including endorsements, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as facsimile, electronic, certified or photostatic copies, and the authenticity of the originals of such copies. As to any facts material to this opinion which we did not independently establish or verify, we have relied upon statements and representations of the Loan Parties and their officers and other representatives and of public officials, including the facts and conclusions set forth therein.

                In rendering the opinions set forth herein, we have examined and relied on originals or copies of the following:

                (a) the Credit Agreement;

                (b) the Promissory Notes executed by the Loan Parties;

                (c) the Subsidiary Guaranty, dated as of June __, 2003 (the "Subsidiary Guaranty"), made by the Subsidiaries party thereto in favor of the Lender Parties;

                (d) the Security Agreement, dated as of June __, 2003 (the "Security Agreement"), from the Loan Parties party thereto (the "Grantors") in favor of the Agent as Collateral Agent (in such capacity, the "Collateral Agent");

                (e) the certificate of Sabrina Simmons, the Senior Vice President and Treasurer, and Lauri M. Shanahan, the Senior Vice President and General Counsel, respectively, of each of the Loan Parties, dated the date hereof, a copy of which is attached as Exhibit A hereto; and

                (f) such other documents as we have deemed necessary or appropriate as a basis for the opinions set forth below.

                We express no opinion as to the laws of any jurisdiction other than (i) the Applicable Laws of the State of New York and (ii) the Applicable Laws of the United States of America (including, without limitation, Regulations U and X of the Federal Reserve Board).

                Capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as ascribed thereto in the Credit Agreement. The Credit Agreement, the Promissory Notes, the Security Agreement, and the Subsidiary Guaranty shall hereinafter be referred to collectively as the "Transaction Agreements." "Applicable Laws" shall mean those laws, rules and regulations which, in our experience, are normally applicable to transactions of the type contemplated by the Transaction Agreements, without our having made any special investigation as to the applicability of any specific law, rule or regulation, and which are not the subject of a specific opinion herein referring expressly to a particular law or laws. "Governmental Approval" means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any governmental authority pursuant to the Applicable Laws of the State of New York or of the United States of America. The Lenders and the Issuing Banks are collectively referred to herein as the "Lender Parties". References to the "UCC" shall mean the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

                1. Each of the Transaction Agreements constitutes the valid and binding obligation of each Loan Party which is a party thereto, enforceable against each such Loan Party in accordance with its terms, under the Applicable Laws of the State of New York.

                2. Neither the execution, delivery or performance by any Loan Party of the Transaction Agreements to which it is a party, nor the compliance by any Loan Parties with the terms and provisions thereof will contravene any provision of any Applicable Law of the State of New York or any Applicable Law of the United States of America.

                3. No Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of any of the Transaction Agreements by any Loan Party or the enforceability of any of the Transaction Agreements against any Loan Party.

                4. The Loan Parties are not and, solely after giving effect to the transactions contemplated by the Transaction Agreements to which they are a party, will not be subject to registration and regulation as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

                5. Neither the execution, delivery or performance by any Loan Party of the Transaction Agreements to which it is a party nor the compliance by such Loan Party with the terms and provisions thereof will violate any provision of the Public Utility Holding Company Act of 1935, as amended.

                Our opinions are subject to the following assumptions and qualifications:

                (a) enforcement of the Transaction Agreements may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law);

                (b) we have assumed that each of the Transaction Agreements constitutes the valid and binding obligation of each party thereto (other than the Loan Parties to the extent expressly set forth herein) enforceable against such other party (other than the Loan Parties to the extent expressly set forth herein) in accordance with its terms;

                (c) we express no opinion as to the effect on the opinions expressed herein of (i) the compliance or non-compliance of the Agent or any party (other than the Loan Parties to the extent expressly set forth herein) to the Transaction Agreements with any state, federal or other laws or regulations applicable to them or (ii) the legal or regulatory status or the nature of the business of the Agent;

                (d) we express no opinion as to the enforceability of any rights to contribution or indemnification provided for in the Transaction Agreements which are violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation);

                (e) we express no opinion as to the applicability or effect of any fraudulent transfer or similar law on the Transaction Agreements or any transactions contemplated thereby;

                (f) we express no opinion as to the applicability or effect of any preference or similar law on the Transaction Agreements or any transaction contemplated thereby;

                (g) we express no opinion on the enforceability of any provision in a Transaction Agreement purporting to prohibit, restrict or condition the assignment of rights under such Transaction Agreement to the extent such restriction on assignability is governed by the Uniform Commercial Code;

                (h) we express no opinion as to the enforceability of any section of any Transaction Agreement to the extent it purports to waive any objection a person may have that a suit, action or proceeding has been brought in an inconvenient forum;

                (i) our opinion with respect to the enforceability of the choice of New York law and choice of New York forum provisions of the Transaction Agreements is rendered in reliance upon the Act of July 19, 1984, ch. 421, 1984 McKinney's Sess. Laws of N.Y. 1406 (codified at N.Y. Gen. Oblig. Law Sections 5-1401, 5-1402 (McKinney 2001) and N.Y. CPLR 327(b) (McKinney 2001)) and is
subject to the qualifications that such enforceability may be limited by public policy considerations of any jurisdiction, other than the courts of the State of New York, in which enforcement of such provisions, or of a judgment upon an agreement containing such provisions, is sought;

                (j) in the case of the Subsidiary Guaranty certain of the provisions, including waivers, with respect to the Subsidiary Guaranty are or may be unenforceable in whole or in part, but the inclusion of such provisions does not affect the validity of the Subsidiary Guaranty, taken as a whole;

                (k) certain of the remedial provisions with respect to the security contained in the Security Agreement may be unenforceable in whole or in part, but the inclusion of such provisions does not affect the validity of the Security Agreement, taken as a whole, and the Security Agreement, taken as a whole, together with applicable law, contains adequate provisions for the practical realization of the benefits of the security;

                (l) we express no opinion with respect to Section 15 of the Security Agreement to the extent it establishes a standard of care for collateral in the possession or control of the Collateral Agent to the extent such standard of care is unenforceable under Sections 1-102 and 9-207 of the Uniform Commercial Code;

                (m) we express no opinion with respect to Article 3 of the Credit Agreement to the extent it excuses the issuer of a letter of credit from liability to the extent such provision is unenforceable pursuant to Section 5-103 of the Uniform Commercial Code;

                (n) we express no opinion with respect to any provision of the Credit Agreement to the extent it authorizes or permits any purchaser of a participation interest to set-off or apply any deposit, property or indebtedness with respect to any participation interest;

                (o) we express no opinion with respect to the enforceability of
Section 10.15 of the Credit Agreement to the extent such provision purports to select a governing law in conflict with mandatory choice of law rules set forth in Section 5-116 of the Uniform Commercial Code; and

                (p) we express no opinion with respect to the validity, perfection or priority of any security interest.

                In rendering the foregoing opinions, we have assumed, with your consent, that:

                (a) each Loan Party is validly existing and in good standing as a corporation, a limited liability company or a limited partnership, as the case may be, under the laws of its respective jurisdiction of organization;

                (b) each Loan Party has the power and authority to execute, deliver and perform all of its respective obligations under each of the Transaction Agreements to which it is a party and the execution and delivery of each of the Transaction Agreements by each Loan Party which is a party thereto and the consummation by each Loan Party of the transactions contemplated thereby have been duly authorized by all requisite action on the part of each Loan Party. Each of the Transaction Agreements has been duly authorized, executed and delivered by each Loan Party which is a party thereto;

                (c) the execution, delivery and performance of any obligations of each respective Loan Party under the Transaction Agreements to which it is a party does not and will not conflict with, contravene, violate or constitute a default under (i) (x) the Certificate of Incorporation, Articles of Incorporation, Certificate of Formation, Limited Liability Company Articles of Organization or Certificate of Limited Partnership or (y) the By-laws, Operating Agreement or Limited Partnership Agreement, as applicable, or their equivalent under the laws of the respective jurisdiction of organization, of each Loan Party, (ii) any lease, indenture, instrument or other agreement to which any Loan Party or its property is subject, (iii) any rule, law or regulation to which any Loan Party is subject (other than Applicable Laws of the State of New York and Applicable Laws of the United States of America as to which we express our opinion in paragraph 2 herein) or (iv) any judicial or administrative order or decree of any governmental authority;

                (d) no authorization, consent or other approval of, notice to or filing with any court, governmental authority or regulatory body (other than Governmental Approvals as to which we express our opinion in paragraph 3 herein) is required to authorize or is required in connection with the execution, delivery or performance by any Loan Party of any of the Transaction Agreements to which it is a party or the transactions contemplated thereby;

                (e) we call to your attention that (i) effective enforcement of a claim denominated in a foreign currency may be limited by requirements that the claim (or a judgment in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a specified date and (ii) we express no opinion as to whether a federal or state court would award a judgment in a currency other than United States dollars; and

                (f) our opinion is subject to possible judicial action giving effect to governmental actions or foreign laws affecting creditors' rights.

                We understand that you are separately receiving opinions with respect to the foregoing assumptions from Lauri M. Shanahan, the Senior Vice President and General Counsel of each of the Loan Parties, and from Piper Rudnick LLP, counsel to GPS (Maryland), Inc., and we are advised that such opinions contain qualifications. Our opinions herein stated are based on the assumptions specified above and we express no opinion as to the effect on the opinions herein stated of the qualifications contained in such other opinions.

                This opinion is being furnished only to you in connection with the Transaction Agreements and is solely for your benefit and is not to be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by any other person or entity (other than your successors or assigns as Lender Parties) for any purpose without our prior written consent.

                                                     Very truly yours,

                                                                      Schedule I
                                                               to SASM&F Opinion

                                   ADDRESSEES

Citicorp USA, Inc.
Bank of America, N.A.
HSBC Bank USA
JPMorgan Chase Bank
GE Capital Corporation
The Bank of Nova Scotia
U.S. Bank National Association
Fleet Bank
ABN Amro Bank N.V.
Wells Fargo Bank N.A.
KeyBank National Association
Fifth Third Bank
First National Bank of Omaha
Citibank, N.A.

                                                                     Schedule II
                                                               to SASM&F Opinion

                                  SUBSIDIARIES

Banana Republic (California) LLC                    Gap International Sourcing (U.S.A.) Inc.

Banana Republic, Inc.                               Gap International Sourcing, Inc.

Banana Republic (Florida) LLC                       Gap International Sourcing (JV) LLC

Banana Republic (Holdings) Inc.                     GPS Brand Services, Inc.

Banana Republic (New York) LLC                      GPS Corporate Facilities, Inc.

Gap (Wisconsin) L.P.                                GPS Consumer Direct, Inc.

Gap (Florida) LLC                                   GPS Real Estate, Inc.

Gap (Georgia) L.P.                                  GPSDC (New York) Inc.

Gap (Indiana) L.P.                                  Old Navy (California) LLC

Gap (Kentucky) L.P.                                 Old Navy (East) L.P.

Gap (Tennessee) L.P.                                Old Navy (Florida) LLC

Gap Holdings, Inc.                                  Old Navy (Holdings) Inc.

Gap International Sourcing (California)             Old Navy Inc.
Inc.

Gap International Sourcing (Americas)               The Fisher Gap Stores, Inc.
LLC

GPS (Maryland), Inc.                                WCB Twenty-Eight Limited Partnership

GPS Employee Services, Inc.

                             Exhibit A to Opinion of
                    Skadden, Arps, Slate, Meagher & Flom LLP

                              Officers' Certificate

                The undersigned are, respectively, the duly elected, qualified and acting Senior Vice President and General Counsel, and the Senior Vice President and Treasurer, of The Gap, Inc., a Delaware corporation ("The Gap") and the domestic subsidiaries of The Gap listed on Schedule II (the "Subsidiaries" together with The Gap, the "Loan Parties") to the attached the Opinion (as defined below). Each of us understands that pursuant to Section 5.01(b)(ix) of the Credit Agreement, dated as of June 24, 2003 (the "Credit Agreement"), among The Gap and the Subsidiary Borrowers, the LC Subsidiaries, the Lenders and the Issuing Banks (as such terms are defined in the Credit Agreement), Citigroup Global Markets Inc. ("CGMI") and Banc of America Securities LLC ("BAS") as Joint Book Managers, BAS, HSBC Bank USA and J.P. Morgan Securities Inc. ("JPM") as Co-Syndication Agents, CGMI, BAS and JPM as Joint Lead Arrangers, and Citicorp USA, Inc. as agent for the Lenders and the Issuing Banks (in such capacity, the "Agent"), and certain other agreements, instruments and documents related to the Credit Agreement, Skadden, Arps, Slate, Meagher & Flom LLP ("SASM&F"), is rendering an opinion (the "Opinion") to the Agent and the Lenders. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms as set forth in the Opinion. Each of us further understands that SASM&F is relying on this officer's certificate and the statements made herein in rendering such Opinion.

                With regard to the foregoing, on behalf of the Loan Parties, we hereby certify (each of us only as to the paragraphs below which are identified on our respective signature pages) that:

                1. Each of us is familiar with the business of the Loan Parties, and due inquiry has been made of all persons deemed necessary or appropriate to verify or confirm the statements contained herein.

                2. SASM&F may rely on the respective representations and warranties that each of the Loan Parties has made in the Credit Agreement, each of the other Loan Documents and each of the certificates delivered pursuant thereto. I have made a careful review of each of such representations and warranties and hereby confirm, to the best of my knowledge and belief, that such representations and warranties are true, correct and complete on and as of the date of this certificate.

                3. Set forth on Schedule I hereto are all the Governmental Approvals which, to the best of my knowledge and belief, are specifically applicable to each of the Loan Parties in connection with the Transaction Agreements and the transactions contemplated thereunder.

                4. Less than twenty-five percent (25%) of the assets of the Loan Parties on a consolidated basis and on an unconsolidated basis consist of Margin Stock.

                5. Each of the Loan Parties is primarily engaged directly, or indirectly through Majority-Owned Subsidiaries, in the specialty retailer business primarily selling causal apparel and personal care products or businesses related thereto; and the Loan Parties (i) are not and do not hold themselves out as being engaged primarily, nor do they propose to engage primarily, in the business of investing, reinvesting or trading in Securities,
(ii) have not and are not engaged in, and do not propose to engage in, the business of issuing Face-Amount Certificates of the Installment Type and has no such certificate outstanding and (iii) do not own or propose to acquire Investment Securities having a Value exceeding forty percent (40%) of the Value of the total assets of the Loan Parties (exclusive of Government Securities and cash items) on an unconsolidated basis.

                6. The Loan Parties do not own or operate facilities used for the generation, transmission, or distribution of electric energy for sale ("Electric Utility Facilities").

                7. The Loan Parties do not own or operate facilities used for the distribution of natural or manufactured gas for heat, light, or power ("Gas Utility Facilities").

                8. None of the Loan Parties, directly or indirectly, or through one or more intermediary Companies, own, control, or hold with power to vote (a) ten percent (10%) or more of the outstanding Voting Securities of any Company that owns or operates any Electric Utility Facilities or Gas Utility Facilities, or (b) any other interest, directly or indirectly, or through one or more intermediary entities, in (i) any Company that owns or operates any Electric Utility Facilities or Gas Utility Facilities, or (ii) any of the foregoing types of entities that have received notice of the sort described in paragraph 9 below.

                9. None of the Loan Parties have received notice that the Securities and Exchange Commission has determined, or may determine, that any of the Loan Parties exercises a controlling influence over the management or direction of the policies of a gas utility company or an electric utility company as to make it subject to the obligations, duties and liabilities imposed on holding companies by the Public Utility Holding Company Act of 1935, as amended ("PUHCA").

                10. To the best of my knowledge, no Company that has registered with the Securities and Exchange Commission as a public utility holding company under PUHCA owns, directly or indirectly, through one or more intermediary entities, ten percent (10%) or more of the outstanding Voting Securities (as defined below) of the Loan Parties.

                11. As used in paragraph 4 of this certificate, the following term shall have the following meaning:

                "Margin Stock" means: (i) any equity security registered or having unlisted trading privileges on a national securities exchange; (ii) any OTC security designated as qualified for trading in the National Market System under a designation plan approved by the Securities and Exchange Commission;
(iii) any debt security convertible into a margin stock or carrying a warrant or right to subscribe to or purchase a margin stock; (iv) any warrant or right to subscribe to or purchase a margin stock; or (v) any security issued by an investment company registered under Section 8 of the Investment Company Act of 1940.

                12. As used in paragraphs 5 and 12 of this certificate, the following terms shall have the following meanings:

                "Exempt Fund" means a company that is excluded from treatment as an investment company solely by section 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940 (applicable to certain privately offered investment funds).

                "Face-Amount Certificate of the Installment Type" means any certificate, investment contract, or other Security that represents an obligation on the part of its issuer to pay a stated or determinable sum or sums at a fixed or determinable date or dates more than 24 months after the date of issuance, in consideration of the payment of periodic installments of a stated or determinable amount.

                "Government Securities" means all Securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by the Congress of the United States; or any certificate of deposit for any of the foregoing.

                "Investment Securities" includes all Securities except (A) Government Securities, (B) Securities issued by companies the only shareholders in which are employees and former employees of a company and its subsidiaries, members of the families of such persons and the company and its subsidiaries and
(C) Securities issued by Majority-Owned Subsidiaries of the Company which are not engaged and do not propose to be engaged in activities within the scope of clause (i), (ii) or (iii) of paragraph 5 of this Certificate or which are exempted or excepted from treatment as an investment company by statute, rule or governmental order (other than Exempt Funds).

                "Majority-Owned Subsidiary" of a person means a company fifty percent (50%) or more of the outstanding Voting Securities of which are owned by such person, or by a company which, within the meaning of this paragraph, is a Majority-Owned Subsidiary of such person.

                "Security" means any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option, or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a "security," or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing.

                "Value" means (i) with respect to Securities owned at the end of the last preceding fiscal quarter for which market quotations are readily available, the market value at the end of such quarter; (ii) with respect to other Securities and assets owned at the end of the last preceding fiscal quarter, fair value at the end of such quarter, as determined in good faith by or under the direction of the board of directors; and (iii) with respect to securities and other assets acquired after the end of the last preceding fiscal quarter, the cost thereof.

                "Voting Security" means any security presently entitling the owner or holder thereof to vote for the election of directors of a company (or its equivalent, e.g., general partner or manager of a limited liability company).

                13. As used in paragraphs 8, 10 and 13 of this certificate, the following terms shall have the following meanings:

                "Company" means a corporation, limited liability company, partnership, association, joint-stock company, joint venture, trust, or any receiver, trustee, or other liquidating agent of any of the foregoing in its capacity as such.

                "Security" or "Securities" means any note, draft, stock, treasury stock, bond, debenture, limited liability company interest, certificate of interest or participation in any profit-sharing agreement or in any oil, gas, other mineral royalty or lease, any collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, receiver's or trustee's certificate, or, in general, any instrument commonly known as a "security"; or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guaranty of, assumption of liability on, or warrant or right to subscribe to or purchase, any of the foregoing.

                "Voting Security" or "Voting Securities" means any Security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a Company, or any Security issued under or pursuant to any trust, agreement, or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such Security are presently entitled to vote in the direction or management of the affairs of a Company; and a specified per centum of the outstanding Voting Securities of a Company means such amount of the outstanding Voting Securities of such Company as entitles the holder or holders thereof to cast said specified per centum of the aggregate votes which the holders of all the outstanding Voting Securities of such Company are entitled to cast in the direction or management of the affairs of such Company.

                            [Signature Page Follows]

                IN WITNESS THEREOF, the undersigned have executed this certificate this ____ day of June, 2003.

THE GAP, INC.                                            GAP INTERNATIONAL SOURCING, INC.

BANANA REPUBLIC (CALIFORNIA) LLC, by Banana Republic,    GAP INTERNATIONAL SOURCING (JV) LLC, by Gap
Inc., its managing member                                International Sourcing, Inc.,
                                                         its managing member

BANANA REPUBLIC (FLORIDA) LLC, by Banana Republic,       GAP INTERNATIONAL SOURCING
Inc., its managing member                                (CALIFORNIA) INC.

BANANA REPUBLIC (HOLDINGS) INC.                          GPS CORPORATE FACILITIES, INC.

BANANA REPUBLIC (NEW YORK) LLC, by Banana Republic,      GPS CONSUMER DIRECT, INC.
Inc., its managing member

BANANA REPUBLIC, INC.                                    GPS REAL ESTATE, INC.

GAP (FLORIDA) LLC,                                       GPSDC (NEW YORK) INC.
by The Gap, Inc., its managing member

GAP (GEORGIA) L.P.,                                      GPS BRAND SERVICES, INC.
by The Gap, Inc., its general partner

GAP (INDIANA) L.P.,                                      OLD NAVY (EAST) L.P.,
by The Gap, Inc., its general partner                    by Old Navy, Inc., its general partner

GAP (KENTUCKY) L.P.,                                     OLD NAVY (FLORIDA) LLC,
by The Gap, Inc., its general partner                    by Old Navy, Inc., its managing member

GAP (TENNESSEE) L.P.,                                    OLD NAVY (HOLDINGS) INC.
by The Gap, Inc., its general partner

GAP (WISCONSIN) L.P.,                                    OLD NAVY INC.
by The Gap, Inc., its general partner

GAP HOLDINGS, INC.                                       OLD NAVY (CALIFORNIA) LLC,
                                                         by Old Navy, Inc., its member

GAP INTERNATIONAL SOURCING (AMERICAS) LLC, by The Gap,   WCB TWENTY-EIGHT LIMITED
Inc., its member                                         PARTNERSHIP, by GPS Corporate Facilities,
                                                         Inc., its general partner

GAP INTERNATIONAL SOURCING (U.S.A.) INC.                 THE FISHER GAP STORES, INC.
GPS (MARYLAND), INC.
GPS EMPLOYEE SERVICES, INC.

With respect to only paragraphs 1, 3, 6, 7, 8, 9, 10 and 13 above:

By:
   ----------------------------------------------------------------
   Lauri M. Shanahan
   Senior Vice President and General Counsel

With respect to only paragraphs 1, 2, 4, 5, 11 and 12 above:

By:
   ------------------------------------------------------------------
   Sabrina Simmons
   Senior Vice President and Treasurer

                                                                   Schedule I to
                                                                       Exhibit A

                             GOVERNMENTAL APPROVALS

                                      None.

                                    Exhibit G

                OPINION OF SPECIAL NEW YORK COUNSEL TO THE AGENT

                                  June 24, 2003

To the Lenders and Issuing
  Banks party to the Credit
  Agreement referred to below
  and to Citicorp USA, Inc.,
  as Agent

Ladies and Gentlemen:

                We have acted as special New York counsel to Citicorp USA, Inc., individually and as Agent, in connection with the preparation, execution and delivery of the Credit Agreement dated as of June 24, 2003 (the "Credit Agreement"), among The Gap, Inc., a Delaware corporation (the "Borrower"), certain subsidiaries of the Borrower, certain other financial institutions and each of you. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

                In such capacity, we have examined a counterpart of the Credit Agreement, the notes delivered this date thereunder, the Subsidiary Guaranty and the Security Agreement.

                In our examination of the Credit Agreement and such other documents, we have assumed, without independent investigation (a) the due execution and delivery of the Loan Documents by all parties thereto, (b) the genuineness of all signatures, (c) the authenticity of the originals of the documents submitted to us and (d) the conformity to originals of any documents submitted to us as copies.

                In addition, we have assumed, without independent investigation, that (i) each Loan Party, each of the Lenders, and the Agent is a corporation or other entity duly organized and validly existing under the laws of the jurisdiction of its organization, (ii) each Loan Party, each of the Lenders and the Agent has full power and authority (corporate and otherwise) to execute, deliver and perform the Loan Documents to which it is a party, (iii) the execution, delivery and performance by each Loan Party, each of the Lenders and the Agent of the Loan Documents have been duly authorized by all necessary action (corporate or otherwise) and do not (A) contravene the certificate of incorporation, bylaws or other constituent documents of the Loan Parties, any of the Lenders or the Agent, (B) violate any law, rule, regulation or order applicable to the Loan Parties, any of the Lenders or the Agent or (C) conflict with or result in the breach of any document or instrument binding on the Loan Parties, any of the Lenders or the Agent and, (iv) no authorization, approval, consent or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Loan Parties, any of the Lenders or the Agent of the Loan Documents or, if any such authorization, approval, consent, action, notice or filing is required thereof, it has been duly obtained or made and is in full force and effect.

                                  Exh. G Page 1

                Based upon the foregoing examination and assumptions and upon such other investigation as we have deemed necessary and subject to the qualifications set forth below, we are of the opinion that the Loan Documents are the legal, valid and binding obligation of each Loan Party thereto, enforceable against each such Loan Party in accordance with its respective terms.

                Our opinion above is subject to the following qualifications:

                        (i) Our opinion above is subject to the effect of any applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar law affecting creditors' rights generally.

                        (ii) Our opinion above is also subject to the effect of general principles of equity, including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law).

                        (iii) We express no opinion as to the enforceability of the indemnification provisions set forth in the Loan Documents to the extent enforcement thereof is contrary to public policy regarding the exculpation of criminal violations, intentional harm and acts of gross negligence or recklessness. We express no opinion as to the creation, perfection or priority of any security interests.

                        (iv) Our opinion above is limited to the law of the State of New York and the federal law of the United States of America and we do not express any opinion herein concerning any other law. Without limiting the generality of the foregoing, we express no opinion as to the effect of the law of a jurisdiction other than the State of New York wherein any of the Lenders may be located or wherein enforcement of the Credit Agreement may be sought that limits the rates of interest legally chargeable or collectible.

                A copy of this opinion letter may be delivered by any of you to any Person that becomes a Lender in accordance with the provisions of the Credit Agreement. Any such Lender may rely on the opinion expressed above as if this opinion letter were addressed and delivered to such Lender on the date hereof.

                                  Exh. G Page 2

                This opinion letter speaks only as of the date hereof. We expressly disclaim any responsibility to advise you or any other Lender who is permitted to rely on the opinion expressed herein as specified in the preceding paragraph of any development or circumstance of any kind including any change of law or fact that may occur after the date of this opinion letter even though such development, circumstance or change may affect the legal analysis, a legal conclusion or any other matter set forth in or relating to this opinion letter. Accordingly, any Lender relying on this opinion letter at any time should seek advice of its counsel as to the proper application of this opinion letter at such time.

                                                    Very truly yours,

SES/RAP/SPH

                                  Exh. G Page 3

                                    EXHIBIT H

                          FORM OF ASSUMPTION AGREEMENT

                                                     Dated:  _____________, 200_

The Gap, Inc.
900 Cherry Avenue
San Bruno, California 94066

Attention:  Treasurer

Citicorp USA, Inc.,
  as Agent for the Lender Parties
  to the Credit Agreement referred to below
[399 Park Avenue
New York, New York 10043]

Attention: Credit Administration

Ladies and Gentlemen:

        Reference is made to the Credit Agreement, dated as of June __, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement," the terms defined therein being used herein as therein defined), among The Gap, Inc., a Delaware corporation (the "Borrower"), certain Subsidiaries of the Borrower, certain Lenders party thereto, certain Issuing Banks, certain Joint Book Managers parties thereto, Co-Syndication Agents parties thereto, the Documentation Agent, Citigroup Global Markets Inc., Banc of America Securities LLC and JP Morgan Securities, Inc. as Joint Lead Arrangers, and Citicorp USA, Inc., as agent for such Lenders and the Issuing Banks.

        The undersigned (the "Assuming Lender") proposes to become an Assuming Lender pursuant to Section 2.04(c) of the Credit Agreement and, in that connection, hereby agrees that it shall become a Lender for purposes of the Credit Agreement on the applicable Commitment Increase Effective Date and that its Commitment shall as of such date be $__________.

        The undersigned (a) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in
Section 6.01(e) thereof, the most recent financial statements referred to in
Section 7.04 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assumption Agreement; (b) agrees that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (c) appoints and authorizes the Agent and the Issuing Banks to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent and the Issuing Banks by the terms thereof, together with such powers as

                                  Exh. H Page 1
are reasonably incidental thereto; (d) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as Lender; (e) confirms that it is an Eligible Assignee; (f) specifies as its Applicable Lending Offices (and address for notices) the offices set forth beneath its name on the signature pages hereof; and (g) attaches the forms prescribed by the Internal Revenue Service of the United States required under Section 4.02 of the Credit Agreement.

        The effective date for this Assumption Agreement shall be the applicable Commitment Increase Effective Date. Upon delivery of this Assumption Agreement to the Borrower and the Agent, and satisfaction of all conditions imposed under
Section 2.04(c) as of [date specified above], the undersigned shall be a party to the Credit Agreement and have the rights and obligations of a Lender thereunder. As of [date specified above], the Agent shall make all payments under the Credit Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and facility fees) to the Assuming Lender.

        This Assumption Agreement may be executed in counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart by telecopier shall be effective as delivery of a manually executed counterpart of this Assumption Agreement.

                                  Exh. H Page 2

        This Assumption Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                                           Very truly yours,

                                           [NAME OF ASSUMING LENDER]

                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                           Domestic Lending Office
                                           (and address for notices):

                                           [Address]

                                           Eurodollar Lending Office

                                           [Address]

Acknowledged and Agreed to:

THE GAP, INC.

By:
   -------------------------------------
   Name:
   Title:

CITICORP USA, INC.

By:
   -------------------------------------
   Name:
   Title:

                                  Exh. H page 3

                                    EXHIBIT I

                        [FORM OF COMPLIANCE CERTIFICATE]

                             COMPLIANCE CERTIFICATE

THE UNDERSIGNED HEREBY CERTIFIES THAT:

        (1)     I am the duly elected _____________________________ of The Gap,
Inc., a Delaware corporation (the "Company");

        (2) I have reviewed the terms of that certain Credit Agreement dated as of June ___, 2003, as amended, supplemented or otherwise modified to the date hereof (said Credit Agreement, as so amended, supplemented or otherwise modified, being the "Credit Agreement", the terms defined therein and not otherwise defined in this Certificate (including Attachment No. 1 annexed hereto and made a part hereof) being used in this Certificate as therein defined), by and among the Company, the financial institutions party thereto, and Citicorp USA, Inc., as Agent, and the terms of the other Loan Documents, and I have made, or have caused to be made under my supervision, a review in reasonable detail of the transactions and condition of Company and its Subsidiaries during the accounting period covered by the attached financial statements; and

        (3) The examination described in paragraph (2) above did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Event of Default or Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below.

        Set forth [below] [in a separate attachment to this Certificate] are all exceptions to paragraph (3) above listing, in detail, the nature of the condition or event, the period during which it has existed and the action which Company has taken, is taking or proposes to take with respect to each such condition or event:

                                  Exh. I Page 1

        The foregoing certifications, together with the computations set forth in Attachment No. 1 annexed hereto and made a part hereof and the financial statements delivered with this Certificate in support hereof, are made and delivered this _____ day of _______________, 200_ pursuant to Section 7.04[(i)][(iii)] of the Credit Agreement.

                                               THE GAP, INC.

                                               By
                                                 ------------------------------
                                                 Name:
                                                 Title:

                                  Exh. I Page 2

                                ATTACHMENT NO. 1
                            TO COMPLIANCE CERTIFICATE

        This Attachment No. 1 is attached to and made a part of a Compliance Certificate dated as of ______________, 200_ and pertains to the period from _____________, 200_ to ____________, 200_. Subsection references herein relate to subsections of the Credit Agreement.

A.      LEVERAGE RATIO
        (for the four-Fiscal Quarter period ending ____________, 200_)

        1.      Consolidated Funded Debt                        $__________

        2.      Eight times Lease Expense                       $__________

        3.      Consolidated Net Income                         $__________

        4.      Consolidated Interest Expense                   $__________

        5.      Provisions for Taxes based on Income            $__________

        6.      Total Depreciation Expense                      $__________

        7.      Total Amortization Expense                      $__________

        8.      Consolidated EBITDA (3+4+5+6+7)                 $__________

        9.      Lease Expense                                   $__________

        10.     Leverage Ratio (1+2) : (8+9)                    _____ : 1.00

        11.     Maximum ratio allowed under Subsection 7.03(a)  5.00 : 1.00

B.       FIXED CHARGE COVERAGE RATIO
         (for the four-Fiscal Quarter period ending _____________, 200_)

        1.      Consolidated Net Income                         $__________

        2.      Consolidated Interest Expense                   $__________

        3.      Provisions for Taxes based on Income            $__________

        4.      Total Depreciation Expense                      $__________

        5.      Total Amortization Expense                      $__________

        6.      Consolidated EBITDA (1+2+3+4+5)                 $__________

        7.      Lease Expense                                   $__________

        8.      Consolidated Interest Expense                   $__________

               Attachment No. 1 to Compliance Certificate - Page 1

        9.      Fixed Charge Coverage Ratio (6 + 7) : (7+8))    _____ : 1.00

        10.     Minimum ratio required under Section 7.03(b)    _____ : 1.00

C.      CAPITAL EXPENDITURES OF THE BORROWER AND ITS SUBSIDIARIES

        1.      Capital Expenditures for Fiscal Year-to-date    $__________

        2.      Maximum amount of Capital Expenditures for
                Borrower and its Subsidiaries permitted
                under Section 7.03(c) for Fiscal Year           $625,000,000

               Attachment No. 1 to Compliance Certificate - Page 2